UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

WATERMARK LODGING TRUST, INC.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED MAY 27, 2022
150 N. Riverside Plaza
Chicago, Illinois 60606
______, 2022
Dear WLT Stockholder,
Holders of common stock of Watermark Lodging Trust, Inc., a Maryland corporation (“WLT” or the “Company”), are cordially invited to attend a special meeting of stockholders of the Company, to be held on ______, 2022, at ____ a.m./p.m., Eastern Time, in a virtual-only meeting format. At the special meeting, you will be asked to consider and vote on the merger of Ruby Merger Sub I LLC, a Maryland limited liability company, with and into the Company (the “merger”), contemplated by the Agreement and Plan of Merger, dated as of May 6, 2022 (as may be amended from time to time, the “merger agreement”), by and among the Company, CWI 2 OP, LP, and affiliates of private real estate funds managed by affiliates of Brookfield Asset Management Inc. If the merger is completed, you, as a holder of common stock of the Company, will be entitled to receive $6.768 per share in cash for each share of our Class A common stock that you own and $6.699 per share in cash for each share of our Class T common stock that you own, as the case may be, in each case without interest and less any applicable withholding taxes.
After careful consideration, our board of directors has unanimously (1) determined and declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of the Company and its stockholders, (2) authorized and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement and (3) directed that the approval of the merger be submitted for consideration by the holders of common stock of the Company at the special meeting. Our board of directors recommends that you vote “FOR” the merger proposal.
The merger must be approved by the affirmative vote of the holders of our common stock entitled to cast a majority of all the votes entitled to be cast on the merger proposal. All stockholders of record of our common stock as of the close of business on ______, 2022, are entitled to receive notice of, and to vote at, the special meeting or any adjournment or postponement thereof. The enclosed proxy statement provides you with more specific information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement. We encourage you to carefully read the enclosed proxy statement (including the exhibits). You may also obtain more information from us or from documents we have filed with the Securities and Exchange Commission.
Your vote is very important regardless of the number of shares of common stock of the Company that you own. Whether or not you plan to attend the virtual special meeting, we request that you authorize your proxy as promptly as possible by either completing and returning the enclosed proxy card or authorizing your proxy or voting instructions by telephone or through the Internet. The enclosed proxy card contains instructions regarding voting. If you attend the virtual special meeting, you may continue to have your shares voted as instructed in the proxy, or you may withdraw your proxy and vote your shares at the virtual special meeting. If you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting, or fail to instruct your broker, financial advisor, bank or other nominee on how to vote, it will have the same effect as a vote “AGAINST” the merger proposal.
On behalf of our board of directors, thank you for your continued support.
Sincerely,
Michael G. Medzigian
Chairman and Chief Executive Officer
This proxy statement is dated ______, 2022, and is first being mailed to our stockholders on or about ______, 2022.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED MAY 27, 2022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON ______, 2022

Dear WLT Stockholder,
You are cordially invited to attend a special meeting of stockholders of Watermark Lodging Trust, Inc., a Maryland corporation (“WLT” or the “Company”), to be held on ______, 2022, at ____ a.m./p.m., Eastern Time, in a virtual-only meeting format. To access the virtual special meeting via live webcast, stockholders should visit www.virtualshareholdermeeting.com/WLT2022SM. The special meeting is being held for the purpose of acting on the following matters:
Proposal 1:
To consider and vote on a proposal to approve the merger of Ruby Merger Sub I LLC with and into the Company (the “merger”), contemplated by the Agreement and Plan of Merger, dated as of May 6, 2022 (as may be amended from time to time, the “merger agreement”), by and among the Company, CWI 2 OP, LP, the Parent Entities named therein, Ruby Merger Sub I LLC and Ruby Merger Sub II LP (the “merger proposal”);

Proposal 2:
To consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger (the “advisory compensation proposal”); and

Proposal 3:
To consider and vote on a proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger proposal (the “adjournment proposal”).

The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Pursuant to our bylaws, only the matters set forth in this notice of special meeting may be brought before the virtual special meeting. Our board of directors has fixed the close of business on ______, 2022, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the special meeting or any postponement or adjournment thereof. All holders of record of our common stock as of the record date are entitled to receive notice of, and to vote at, the virtual special meeting or any postponement or adjournment thereof. Holders of our Series B Cumulative Redeemable Preferred Stock are entitled to receive notice of the special meeting but are not entitled to attend or vote at the special meeting, and no vote or proxy is being solicited from such holders.
To log in to the virtual special meeting, you will be required to enter a control number (included on your proxy card, voting instruction form or other notice that you may receive), which will allow you to participate in the virtual special meeting and vote your shares of common stock if you are a stockholder as of the record date.
Our board of directors has unanimously (1) determined and declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of Watermark Lodging Trust, Inc. and its stockholders, (2) authorized and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement and (3) directed that the approval of the merger be submitted for consideration by the holders of common stock of Watermark Lodging Trust, Inc. at the special meeting. Our board of directors recommends that you vote “FOR” the merger proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.
The merger proposal must be approved by the affirmative vote of the holders of our common stock entitled to cast a majority of all the votes entitled to be cast on the merger proposal. Accordingly, your vote is very important regardless of the number of shares of common stock of the Company that you own. Whether or not you plan to attend the virtual special meeting, we request that you authorize your proxy to vote your shares as promptly as possible by either marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope by mail or authorizing your proxy or voting instructions by telephone or through the Internet. If you attend the virtual special meeting and you are a stockholder of record at the close of business on the record date, you may continue to have your shares voted as instructed in your proxy, or you may withdraw your proxy and vote your shares at the virtual special meeting. If you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting, or fail to instruct your broker, financial advisor, bank or other nominee on how to vote, the effect will be that the shares of common stock that you own will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the merger proposal.
The approvals of the advisory compensation proposal and the adjournment proposal each requires the affirmative vote of a majority of the votes cast on the proposal. If you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting, or fail to instruct your broker, financial advisor, bank or other nominee on how to vote, it will have no effect on the outcome of these proposals, assuming a quorum is present. Abstentions are not considered votes cast and therefore will have no effect on the outcome of these proposals.
Any proxy may be revoked at any time prior to its exercise by delivery of a properly executed, later-dated proxy card, by authorizing your proxy or voting instructions by telephone or through the Internet at a later date than your previously authorized proxy, by submitting a written revocation of your proxy to our Corporate Secretary, or by voting at the virtual special meeting. Attendance at the virtual special meeting alone will not be sufficient to revoke a previously authorized proxy.
Holders of our stock may not exercise any appraisal rights, dissenters’ rights or rights of an objecting stockholder to receive the fair value of the stockholder’s shares in connection with the merger because, as permitted by the Maryland General Corporation Law, our charter provides that stockholders are not entitled to exercise such rights unless our board of directors, upon the affirmative vote of a majority of the directors, determines that the rights apply. Our board of directors has not made such a determination.
We encourage you to read the attached proxy statement (including the exhibits) in its entirety and to authorize your proxy or voting instructions, so that your shares of common stock will be represented and voted whether or not you plan to attend the virtual special meeting. If you have any questions or need assistance in submitting your proxy or voting instructions, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc., toll-free at (866) 407-1557.
BY ORDER OF THE BOARD OF DIRECTORS
Christine Isfan
Corporate Secretary
Chicago, Illinois
______, 2022

EXHIBIT A
Agreement and Plan of Merger, dated as of May 6, 2022, by and among Watermark Lodging Trust, Inc., the Parent Entities named therein, Ruby Merger Sub I LLC, Ruby Merger Sub II LP, and CWI 2 OP, LP.

EXHIBIT B
Opinion of Morgan Stanley & Co. LLC, dated May 6, 2022.

i

SUMMARY
This summary highlights only selected information from this proxy statement relating to the merger of Ruby Merger Sub I LLC with and into Watermark Lodging Trust, Inc. (the “merger”) and the other transactions contemplated by the Agreement and Plan of Merger, dated as of May 6, 2022 (as may be amended from time to time, the “merger agreement”), by and among Watermark Lodging Trust, Inc., the Parent Entities named therein, Ruby Merger Sub I LLC, Ruby Merger Sub II LP and CWI 2 OP, LP. This summary does not contain all of the information about the merger and the other transactions contemplated by the merger agreement that is important to you. To understand the merger and related transactions fully and for a more complete description of the terms of the merger and related transactions, you should carefully read this proxy statement in its entirety, including the exhibits and the other documents to which we have referred you. Each item in this summary includes a page reference directing you to a more complete description of that item.
The Parties to the Merger (page 23)
Watermark Lodging Trust, Inc. and CWI 2 OP, LP
150 N. Riverside Plaza, Suite 4200
Chicago, Illinois 60606
(847) 482-8600
Watermark Lodging Trust, Inc. (“we,” “our,” “us,” “WLT” or the “Company”) was formed as a Maryland corporation and qualified as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with the taxable year ended December 31, 2015. The Company is a self-managed, publicly owned, non-traded REIT that, together with our consolidated subsidiaries, invests in, manages and seeks to enhance the value of, interests in lodging and lodging-related properties in the United States.
CWI 2 OP, LP (the “Partnership”), a Delaware limited partnership, is the operating partnership of the Company. Substantially all of the Company’s assets and liabilities are held by, and all of its operations are conducted through, the Partnership.
Brookfield Entities
c/o Brookfield Asset Management Inc.
250 Vesey Street, 15th Floor
New York, New York 10281
(212) 417-7000
Ruby I Holdings LLC, Ruby II Holdings LLC, Ruby III Holdings LLC, and Ruby IV Holdings LLC (collectively, the “Parent Entities”) are affiliates of private real estate funds (collectively, the “Sponsors”) managed by affiliates of Brookfield Asset Management Inc. (“Brookfield”). Each of the Parent Entities was formed as a Delaware limited liability company solely for the purpose of acquiring the Company. Each of Ruby Merger Sub I LLC, a Maryland limited liability company (“Merger Sub I”), and Ruby Merger Sub II LP, a Delaware limited partnership (“Merger Sub II”), is a wholly owned subsidiary of the Parent Entities and was formed solely for purposes of facilitating the Parent Entities’ acquisition of the Company. None of the Parent Entities, Merger Sub I and Merger Sub II has carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement.
The Special Meeting (page 24)
The Proposals
The special meeting of our stockholders will be held on ______, 2022, at ____ a.m./p.m., Eastern Time, in a virtual-only meeting format. To access the virtual special meeting, stockholders should visit www.virtualshareholdermeeting.com/WLT2022SM. At the special meeting, holders of our Common Stock, $0.001 par value per share (the “common stock”), including shares classified as Class A Common Stock,

$0.001 par value per share (the “Class A common stock”), and shares classified as Class T Common Stock, $0.001 par value per share (the “Class T common stock”), will be asked to consider and vote on (1) a proposal to approve the merger (the “merger proposal”), (2) a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger (the “advisory compensation proposal”), and (3) a proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger proposal (the “adjournment proposal”).
Pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the virtual special meeting.
Record Date, Notice and Quorum
All holders of record of our common stock as of the record date, which was the close of business on ______, 2022, are entitled to receive notice of, and vote at, the virtual special meeting or any postponement or adjournment thereof. Each holder of common stock is entitled to cast one vote on each matter presented at the special meeting for each share of common stock that such holder owned as of the record date. On the record date, there were 229,163,176 shares of our common stock outstanding and entitled to vote at the special meeting. Holders of our Series B Cumulative Redeemable Preferred Stock, $0.001 par value per share (the “Series B preferred stock”), are entitled to receive notice of the special meeting but are not entitled to attend or vote at the special meeting, and no vote or proxy is being solicited from such holders.
The presence virtually via the special meeting website or by proxy of the holders of our common stock entitled to cast at least 50% of all the votes entitled to be cast at the special meeting will constitute a quorum for purposes of the special meeting. A quorum is necessary to transact business at the special meeting. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to a later date that is not more than 120 days after the original record date (subject to restrictions in the merger agreement, including that in certain circumstances the special meeting may not, without the Parent Entities’ written consent, be held on a date that is more than 30 days after the date on which the special meeting was originally scheduled).
Required Vote
Completion of the merger requires approval of the merger proposal by the affirmative vote of the holders of our common stock entitled to cast a majority of all the votes entitled to be cast on the merger proposal (the “stockholder approval”). Because the required vote for the merger proposal is based on the number of votes that our common stockholders are entitled to cast rather than on the number of votes cast, if you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting (including by abstaining), or fail to instruct your broker, financial advisor, bank or other nominee on how to vote, such failure will have the same effect as voting “AGAINST” the merger proposal.
The approval of the advisory compensation proposal and the adjournment proposal each requires the affirmative vote of a majority of the votes cast on the proposal. Approval of these proposals is not a condition to completion of the merger. For the purpose of each of these proposals, if you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting, or fail to instruct your broker, financial advisor, bank or other nominee on how to vote, it will not have any effect on the outcome of such proposals, assuming a quorum is present. Abstentions are not considered votes cast and therefore will have no effect on the outcome of such proposals.
As of the record date, our directors and executive officers owned and are entitled to vote an aggregate of approximately 1,067,169 shares of common stock, entitling them to exercise approximately 0.47% of the voting power of our common stock entitled to vote at the special meeting. Our directors and executive officers have informed us that they intend to vote the shares of common stock that they own in favor of the merger proposal, in favor of the advisory compensation proposal and in favor of the adjournment proposal, although they have no obligation to do so.

Proxies and Revocation
Any holder of record of our common stock entitled to vote may authorize a proxy to vote his, her or its shares by completing and returning the enclosed proxy card, authorizing a proxy or voting instructions by telephone or through the Internet, or attending the virtual special meeting via the special meeting website and voting during the live webcast. If the shares of common stock that you own are held in “street name” by your broker, you should instruct your broker on how to vote your shares using the instructions provided by your broker.
Any proxy may be revoked at any time prior to its exercise by your delivery of a properly executed, later-dated proxy card, by authorizing your proxy by telephone or through the Internet at a later date than the date of your previously authorized proxy, by your filing a written revocation of your proxy with our Corporate Secretary or by your voting at the virtual special meeting. Attendance at the virtual special meeting alone will not be sufficient to revoke a previously authorized proxy.
The Merger and the Partnership Merger (page 52)
Pursuant to the merger agreement, at the company merger effective time Merger Sub I will be merged with and into the Company, the separate existence of Merger Sub I will cease, and the Company will continue as the Surviving Company in the merger. On the closing date, the Company and Merger Sub I will cause articles of merger to be executed and filed with the State Department of Assessments and Taxation of Maryland. The merger will become effective upon the later of the acceptance for record of the articles of merger by the State Department of Assessments and Taxation of Maryland or such other date and time as may be agreed between the parties to the merger agreement and specified in the articles of merger; provided, however, that in no event will the closing of the merger be required to occur prior to the earlier of (i) a date specified by the Parent Entities, Merger Sub I and Merger Sub II on no less than three business days’ written notice to the Company and (ii) October 21, 2022. We use the term “company merger effective time” in this proxy statement to refer to the time that the merger becomes effective and the term “Surviving Company” to refer to the surviving entity in the merger following the company merger effective time.
Pursuant to the merger agreement, at the partnership merger effective time Merger Sub II will be merged with and into the Partnership, with the Partnership continuing as the Surviving Partnership (the “partnership merger”).The completion of the partnership merger is subject to the same conditions as the completion of the merger and will become effective upon the filing of the certificate of merger with the Secretary of State of Delaware or such other date and time as may be mutually agreed by the applicable parties to the merger agreement and specified in the certificate of merger. Unless the context indicates otherwise, when we refer to the “merger” in this proxy statement, we are referring to both the merger and the partnership merger. We use the term “partnership merger effective time” in this proxy statement to refer to the time that the partnership merger becomes effective and the term “Surviving Partnership” to refer to the surviving entity in the partnership merger following the partnership merger effective time.
Recommendation of Our Board of Directors (page 34)
Our board of directors has unanimously:
•
determined and declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of the Company and its stockholders;

•
authorized and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement; and

•
directed that the approval of the merger be submitted for consideration by the holders of our common stock at the special meeting.

Our board of directors recommends that you vote “FOR” the merger proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.

Opinion of Our Financial Advisor (page 37)
Opinion of Morgan Stanley & Co. LLC
On May 5, 2022, at a meeting of our board of directors, Morgan Stanley & Co. LLC (“Morgan Stanley”) rendered its oral opinion, which was subsequently confirmed in writing by delivery of a written opinion, dated May 6, 2022, to our board of directors, that as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, and taking into account the Paid Broker Dealer Fees (as defined below), both the per Company A share merger consideration to be received by the holders of Class A common stock and the per Company T share merger consideration to be received by the holders of Class T common stock (in each case, other than the excluded common shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders of the Company’s common stock.
The full text of the written opinion of Morgan Stanley, dated May 6, 2022, is attached to this proxy statement as Exhibit B and hereby incorporated by reference into this proxy statement in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. Stockholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley’s opinion is directed to the Company’s board of directors and addresses only the fairness of the per Company A share merger consideration to be received by the holders of the Company’s Class A common stock and the per Company T share merger consideration to be received by the holders of the Company’s Class T common stock, from a financial point of view, to such holders of the Company’s common stock as of the date of the opinion. The summary of Morgan Stanley’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Morgan Stanley’s engagement and its opinion were for the benefit of our board of directors (in its capacity as such), and Morgan Stanley’s opinion was rendered to our board of directors in connection with the board’s evaluation of the merger. Morgan Stanley’s opinion does not address any other aspect of the transactions contemplated by the merger agreement and was not intended to, and does not, constitute a recommendation to any stockholder as to how such stockholder should vote or act at the special meeting to be held or in connection with any of the transactions contemplated by the merger agreement.
Treatment of Common Stock, Series B Preferred Stock, RSU Awards and Warrants (page 53)
Common Stock
The merger agreement provides that at the company merger effective time, each share of our common stock issued and outstanding as of immediately prior to the company merger effective time (other than shares owned by the Parent Entities, Merger Sub I or any subsidiary of the Parent Entities, the Company or Merger Sub I as of immediately prior to the company merger effective time (collectively, the “excluded common shares”)) will be automatically converted into the right to receive an amount in cash equal to $6.768 per share for each share of Class A common stock and $6.699 per share for each share of Class T common stock, in each case without interest and less any applicable withholding taxes (respectively, the “per Company A share merger consideration” and the “per Company T share merger consideration,” and, collectively, the “common stock merger consideration”). Excluded common shares will be automatically cancelled and retired and will cease to exist with no consideration being delivered or deliverable in exchange therefor. If we declare or make a distribution on our common stock reasonably necessary to maintain our qualification as a REIT under the Code or to avoid the payment of income or excise tax under the Code, in each case as permitted under the merger agreement, the per Company A share merger consideration and/or the per Company T share merger consideration (as applicable) will be decreased by an amount equal to the per share amount of such distribution.
Series B Preferred Stock
The merger agreement provides that at the company merger effective time, each share of our Series B preferred stock, issued and outstanding as of immediately prior to the company merger effective time (other than shares owned by the Parent Entities, Merger Sub I or any subsidiary of the Parent Entities, the Company or Merger Sub I as of immediately prior to the company merger effective time (collectively, the “excluded preferred shares,” and, together with the excluded common shares, the “excluded shares”)) will be automatically converted into the right to receive an amount in cash equal to the applicable optional redemption price, as determined in accordance with the Articles Supplementary governing the Series B preferred stock, less any applicable withholding taxes (the “per Company Series B preferred share merger consideration”). Excluded preferred shares will be automatically cancelled and retired and will cease to exist with no consideration being delivered or deliverable in exchange therefor.
RSU Awards
The merger agreement provides that effective immediately prior to the company merger effective time, each award of restricted stock units (whether vested or unvested) granted pursuant to the Company’s 2015 Long-Term Incentive Plan, as amended (an “RSU award”), outstanding as of immediately prior to the company merger effective time will be cancelled, in exchange for the right to receive an amount in cash equal to (i) the number of shares of Class A common stock subject to the RSU award immediately prior to the company merger effective time multiplied by (ii) the per Company A share merger consideration, less any applicable withholding taxes.
Warrants
The merger agreement requires the Partnership to deliver a “call notice” to the holders of record of warrants to purchase outstanding Class A OP units of the Partnership (the “warrants” and the “Class A OP units,” respectively), the Class A OP units issued upon exercise of such warrants, and the shares of common stock issued upon redemption of such Class A OP units (each, a “callable security”). Effective as of immediately prior to the closing, each callable security held by such holders will be purchased by the Partnership, and at or prior to the partnership merger effective time, the Parent Entities will pay (or cause to be paid) to the Partnership the aggregate “call price,” as determined in accordance with the warrant certificate relating thereto, for the benefit of such holders.
Treatment of Partnership Units (page 54)
The merger agreement provides that at the partnership merger effective time, each Class A OP unit (other than units held by the Company or any of our wholly owned subsidiaries (collectively, the “continuing units”) and units held by the Parent Entities, Merger Sub II or any wholly owned subsidiary of the Parent Entities or Merger Sub II (collectively, the “cancelled units”), in each case as of immediately prior to the partnership merger effective time) will be automatically converted into the right to receive an amount in cash equal to $6.768 per unit, without interest (the “per Partnership unit merger consideration”).
Financing (page 44)
In connection with the closing of the mergers and the other transactions contemplated by the merger agreement, the Parent Entities will cause an aggregate of approximately $1.9 billion to be paid to the holders of common stock, Series B preferred stock, RSU awards, warrants and Class A OP units (other than excluded shares).
In connection with the merger agreement, the Parent Entities have entered into a commitment letter with certain lenders to obtain debt financing in connection with the mergers. Also in connection with the merger agreement, the Sponsors have entered into an equity commitment letter to contribute equity to the Parent Entities for the purpose of funding the acquisition costs (including the merger consideration) that are not covered by such debt financing.
The Parent Entities have informed us that in addition to the payment of the merger consideration, the funds to be obtained from the debt and equity financing may be used for purposes such as reserves, the refinancing of certain of our existing debt, funding working capital requirements, and for other costs and expenses related to the financing and the mergers. The Parent Entities have informed us that they currently believe that the funds to be borrowed under the potential debt financing would be secured by, among other things, a first priority mortgage lien on certain properties which are wholly owned by us, certain escrows and reserves and such other pledges and security required by the lenders to secure and perfect their interests in the applicable collateral, and that such debt financing would be conditioned on the mergers being completed and other customary conditions for similar financings.
The merger agreement does not contain a financing condition or a “market MAC” condition to the closing of the mergers. We have agreed to use reasonable best efforts, and to use reasonable best efforts to cause our subsidiaries to use their reasonable best efforts, to cooperate as may be customary and reasonably requested by the Parent Entities to the extent required in connection with the arrangement of debt financing. For more information, see the sections entitled “The Merger Agreement—Certain Other Covenants” and “The Merger Agreement—Conditions to the Mergers.”
Interests of Our Directors and Executive Officers in the Merger (page 44)
Some of our directors and executive officers have certain interests in the merger and the other transactions contemplated by the merger agreement, that are different from, or in addition to, the interests of our stockholders generally. These interests may create potential conflicts of interest. Our board of directors was aware of these interests and considered them, among other matters, in reaching the decision to authorize and approve the merger, the merger agreement and the other transactions contemplated by the merger agreement. For more information, see the section entitled “The Merger—Interests of Our Directors and Executive Officers in the Merger.”
Company Acquisition Proposals and Obligations of Our Board of Directors with Respect to Its Recommendation (page 61)
“No-Shop” Period
Under the terms of the merger agreement, from and after the date of the merger agreement we have agreed to cease any solicitations, discussions, negotiations or communications with any person with respect to any Company acquisition proposal and not to solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer, request or proposal that constitutes, or could reasonably be expected to lead to, a Company acquisition proposal, and, subject to certain exceptions, we are not permitted to enter into discussions or negotiations concerning, or provide non-public information to a third party in connection with, any Company acquisition proposals. However, we may, prior to obtaining the requisite stockholder approval, engage in discussions or negotiations and provide non-public information to a third party that has made an unsolicited written bona fide Company acquisition proposal, if the Company’s board of directors determines in good faith, after consultation with outside legal counsel and financial advisors, that such Company acquisition proposal constitutes, or could reasonably be expected to lead to, a superior proposal.
Prior to obtaining the requisite stockholder approval, our board of directors may, in certain circumstances, effect an adverse recommendation change, subject to complying with specified notice requirements to the Parent Entities and other conditions set forth in the merger agreement. See the section entitled “The Merger Agreement—Obligations of Our Board of Directors with Respect to Its Recommendation.”
Conditions to the Mergers (page 65)
Completion of the mergers depend upon the satisfaction or waiver of a number of conditions, including among others:
•
the merger proposal must be approved by the affirmative vote of the holders of our common stock entitled to cast a majority of all the votes entitled to be cast on the matter;

•
no governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is then in effect and has the effect of making the mergers illegal or otherwise restricting, preventing or prohibiting the consummation of the mergers;
•
the Company’s and the Partnership’s, and the Parent Entities’, Merger Sub I’s and Merger Sub II’s, respective representations and warranties in the merger agreement must be true and correct in the manner described under “The Merger Agreement—Conditions to the Mergers”;

•
the Company and the Partnership, and the Parent Entities, Merger Sub I and Merger Sub II, must have performed and complied, in all material respects, with our and their respective obligations, agreements and covenants required by the merger agreement to be performed or complied with on or prior to the closing date;

•
the Parent Entities must have received a REIT qualification opinion of our counsel, Clifford Chance US LLP, dated as of the closing date and addressed to the Parent Entities, based on an officer’s certificate of the Company; and

•
from the date of the merger agreement through the closing date, there must not have occurred a change, event, state of facts or development which has had or would reasonably be expected to have, individually or in the aggregate, a “Company Material Adverse Effect” (as defined in the merger agreement).

Termination of the Merger Agreement (page 66)
The Company and the Parent Entities may mutually agree by written consent to terminate and abandon the merger agreement at any time prior to the closing date, whether before or after we have obtained the requisite stockholder approval.
Termination by the Company or the Parent Entities
The Company, on the one hand, or the Parent Entities, on the other hand, may terminate and abandon the merger agreement by written notice to the other at any time prior to the closing date, whether before or after we have obtained the requisite stockholder approval, if:
•
any governmental entity of competent authority has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the mergers substantially on the terms contemplated by the merger agreement, and such order, decree, ruling or other action has become final and non-appealable, provided that the right to so terminate the merger agreement is not available to a party if the issuance of such order, decree or ruling or taking of such other action was primarily due to the failure of the Company or the Partnership, in the case of termination by us, or of the Parent Entities, Merger Sub I or Merger Sub II, in the case of termination by the Parent Entities, to perform any of its obligations under the merger agreement;

•
the mergers have not been consummated on or before November 7, 2022 (the “outside date”), provided that the right to so terminate the merger agreement is not available to a party if the Company or the Partnership, in the case of termination by us, or if the Parent Entities, Merger Sub I or Merger Sub II, in the case of termination by the Parent Entities, has breached in any material respect its obligations under the merger agreement in any manner that has caused or resulted in the failure to consummate the mergers on or before the outside date (such termination event, the “first Company termination fee event” or the “first Parent termination fee event”); or

•
the requisite stockholder approval has not been obtained at the duly held special meeting of our stockholders or any adjournment or postponement thereof at which the merger is voted on (such termination event, the “second Company termination fee event” or the “Company expense reimbursement payment event”).

Termination by the Company
The Company may also terminate and abandon the merger agreement by written notice to the Parent Entities at any time prior to the closing date, whether before or after we have obtained the requisite stockholder approval, if:
•
prior to obtaining the requisite stockholder approval, our board of directors effects an adverse recommendation change and has approved, and concurrently with the termination of the merger agreement, the Company enters into, a definitive agreement providing for the implementation of a superior proposal that did not result from a breach of our no-shop obligations under the merger agreement, provided that the Company will have previously or concurrently paid the Company termination fee (such termination event, the “third Company termination fee event”);

•
the Parent Entities, Merger Sub I or Merger Sub II have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement such that a closing condition relating to its representations, warranties, covenants or agreements would be incapable of being satisfied by the outside date, provided that neither the Company nor the Partnership has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement in any material respect (such termination event, the “second Parent termination fee event”); or

•
all of the following occur:

◦
all of the mutual conditions to the parties’ obligations to effect the merger and the additional conditions to the obligations of the Parent Entities, Merger Sub I and Merger Sub II to effect the merger have been satisfied or waived by the Parent Entities, and on or after the date that the closing of the merger should have occurred pursuant to the merger agreement, the Company has delivered to the Parent Entities written notice to that effect (other than those conditions that by their nature are to be satisfied at the closing of the merger, provided that such conditions would be satisfied as of the date of such notice if the closing of the merger were to occur on the date of such notice); and the Company and the Partnership are prepared to consummate the closing of the merger; and

◦
the Parent Entities, Merger Sub I and Merger Sub II fail to consummate the closing of the merger on or before the third business day after delivery of such notice, and the Company and the Partnership are prepared to consummate the closing of the merger during such three business day period

(such termination event, the “third Parent termination fee event”).
Termination by the Parent Entities
The Parent Entities may also terminate and abandon the merger agreement by written notice to the Company at any time prior to the closing date, whether before or after we have obtained the requisite stockholder approval, if:
•
the Company or the Partnership have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement such that a closing condition relating to such representations, warranties, covenants or agreements would be incapable of being satisfied by the outside date, provided that none of the Parent Entities, Merger Sub I or Merger Sub II have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement in any material respect (such termination event, the “fourth Company termination fee event”); or

•
any of the following occurs:

◦
our board of directors has effected, or resolved to effect, an adverse recommendation change;

◦
our board of directors has failed to publicly recommend against any tender offer or exchange offer subject to Regulation 14D under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that constitutes a Company acquisition proposal (including by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company’s stockholders) within ten business days after the commencement of such tender offer or exchange offer;

◦
our board of directors has failed to publicly reaffirm its recommendation to our common stockholders to approve the merger proposal, within ten business days after the date that a Company acquisition proposal has been publicly announced (or if the special meeting is scheduled to be held within ten business days from the date that a Company acquisition proposal is publicly announced, promptly and prior to the date on which the special meeting is scheduled to be held); or

◦
the Company enters into a letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, or other similar definitive agreement providing for or relating to a Company acquisition proposal or requiring the Company or the Partnership to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement (other than an acceptable confidentiality agreement)

(any such termination event, a “fifth Company termination fee event”).
Termination Fees and Expense Reimbursement Payment (page 68)
Termination Fee or Expense Reimbursement Payment Payable by the Company
The Company has agreed to pay a termination fee of $50 million (the “Company termination fee”), if:
•
the Parent Entities terminate the merger agreement pursuant to the third Company termination fee event;

•
the Company terminates the merger agreement pursuant to a fifth Company termination fee event; or

•
all of the following occur:

◦
the Company or the Parent Entities terminate the merger agreement pursuant to the first Company termination fee event or the second Company termination fee event; or the Parent Entities terminate the merger agreement pursuant to the fourth Company termination fee event; and

◦
a Company acquisition proposal has been received by the Company or our representatives or any person has publicly proposed or publicly announced an intention (whether or not conditional) to make a Company acquisition proposal (and, in the case of a termination pursuant to the second Company termination fee event, such Company acquisition proposal or such intention was made prior to the special meeting); and within 12 months after such a termination of the merger agreement, the Company enters into a definitive agreement relating to or consummates any Company acquisition proposal (for this purpose, with the references to “15%” in the definition of “Company acquisition proposal” being deemed to be references to “50%”).

The Company has also agreed to reimburse the Payment Entities for their reasonable and documented out of pocket expenses incurred in connection with the preparation, negotiation, execution, and performance of the merger agreement, the merger and the other transactions contemplated by the merger agreement, up to an amount of $10 million (the “expense reimbursement payment”), if the Parent Entities or the Company terminate the merger agreement pursuant to the Company expense reimbursement payment event, provided that if the Company has paid the Company termination fee in full, the Company will not be required to pay the expense reimbursement payment.
The expense reimbursement payment paid by the Company to the Parent Entities will be credited against any Company termination fee obligation that becomes due.
Termination Fee Payable by the Parent Entities
The Parent Entities have agreed to pay a termination fee of $150 million (the “Parent termination fee”), if:
•
the Company terminates the merger agreement pursuant to the second Parent termination fee event or the third Parent termination fee event; or

•
the Parent Entities terminate the merger agreement pursuant to the first Parent termination fee event, and the Company was then entitled to terminate the merger agreement pursuant to the second Parent termination fee event or the third Parent termination fee event.

Limited Guarantee and Remedies (page 68)
Receipt of the Parent termination fee is the Company’s sole and exclusive remedy for losses or damages suffered by the Company or its affiliates or representatives in connection with the merger agreement and the transactions contemplated by the merger agreement, other than certain litigation expenses in enforcing its right to the Parent termination fee and certain indemnification and reimbursement rights related to cooperation with the Parent Entities’ financing plan and cooperation with potential corporate restructuring or asset sales.
In connection with the merger agreement, the Sponsors have entered into a limited guarantee in our favor to severally guarantee the Parent Entities’ payment obligations with respect to the Parent termination fee and certain expense reimbursement and indemnification obligations of the Parent Entities and the Surviving Company under the merger agreement, subject to the terms and limitations set forth in the limited guarantee, up to $155 million.
We cannot seek specific performance to require the Parent Entities, Merger Sub I or Merger Sub II to consummate the merger or the other transactions contemplated by the merger agreement. However, the Parent Entities, Merger Sub I and Merger Sub II may seek specific performance to require the Company and the Partnership to consummate the merger and the other transactions contemplated by the merger agreement.
For more information, see the section entitled “The Merger Agreement—Termination Payments—Parent Termination Fee.”
Regulatory Matters (page 48)
We are unaware of any material U.S. federal, state or foreign regulatory requirements or approvals that are required for the execution of the merger agreement or the completion of the merger or the other transactions contemplated by the merger agreement, other than the acceptance for record of the articles of merger for the merger by the State Department of Assessments and Taxation of Maryland and the filing of the certificate of merger for the partnership merger with the Secretary of State of Delaware.
No Dissenters’ Rights of Appraisal (page 71)
We are organized as a corporation under Maryland law. Holders of our stock may not exercise any appraisal rights, dissenters’ rights or the rights of an objecting stockholder to receive the fair value of the stockholder’s shares in connection with the merger because, as permitted by the Maryland General Corporation Law (the “MGCL”), our charter provides that stockholders are not entitled to exercise such rights unless our board of directors, upon the affirmative vote of a majority of the directors, determines that the rights apply. Our board of directors has not made such a determination.
Material U.S. Federal Income Tax Consequences of the Merger (page 48)
The receipt of the common stock merger consideration for each share of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. U.S. stockholders generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to their shares of our common stock pursuant to the merger and their adjusted tax basis in such shares. In addition, if a stockholder fails to provide a completed and duly executed Internal Revenue Service (“IRS”) Form W-9, we or the Parent Entities generally are required to withhold 15% of the merger consideration otherwise payable to such stockholder pursuant to the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”). Tax matters can be complicated, and the tax consequences of the merger to you will depend on your particular tax situation. We encourage you to consult your tax advisor regarding the tax consequences of the merger to you.
Holders of shares of our common stock should read the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” for a more detailed discussion of the U.S. federal income tax consequences of the receipt of the common stock merger consideration in exchange for the shares of our common stock pursuant to the merger. Such holders should also consult their tax advisors for a complete analysis of the effect of the merger on their U.S. federal, state and local and/or foreign taxes.
Deregistration of Our Common Stock (page 51)
If the merger is completed, our common stock will be deregistered under the Exchange Act.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers briefly address some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, including the exhibits and the additional documents to which it refers, including the merger agreement, a copy of which is attached to this proxy statement as Exhibit A.
Q:
What is the proposed transaction?

A:
The proposed transaction is the acquisition of the Company and its subsidiaries by affiliates of private real estate funds managed by affiliates of Brookfield Asset Management Inc. pursuant to the merger agreement. Once the merger proposal has been approved by the holders of our common stock and the other closing conditions under the merger agreement have been satisfied or waived, at the company merger effective time Merger Sub I will be merged with and into the Company, with the Company continuing as the Surviving Company. For additional information about the merger, please review the full text of the merger agreement attached to this proxy statement as Exhibit A and incorporated by reference into this proxy statement. We encourage you to read the merger agreement carefully and in its entirety, as it is the principal document governing the merger.

Q:
As a holder of common stock, what will I receive in the merger?

A:
If the merger is completed, you will be entitled to receive $6.768 per share in cash for each share of our Class A common stock issued and outstanding that you own as of immediately prior to the company merger effective time and $6.699 per share in cash for each share of our Class T common stock issued and outstanding that you own as of immediately prior to the company merger effective time, in each case without interest and less any applicable withholding taxes.

Q:
What will happen to the Company’s Distribution Reinvestment Plan and Share Redemption Plan?

A:
In connection with the merger, on May 5, 2022 our board of directors approved the continued suspension of the Company’s distribution reinvestment plan (the “Distribution Reinvestment Plan”) and share redemption plan.

Q:
When do you expect the merger to be completed?

A:
If we obtain the requisite stockholder approval for the merger proposal, and assuming that the other conditions to the merger are satisfied or waived, it is anticipated that the merger will be completed in the fourth quarter of 2022. Pursuant to the merger agreement, the closing of the merger will take place on the third business day after satisfaction or waiver of the conditions to the parties’ various obligations to effect the merger (other than those conditions that by their nature are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of such conditions at the closing of the merger), or such other date as agreed in writing by the parties to the merger agreement; provided, however, that in no event will the closing of the merger be required to occur prior to the earlier of (i) a date specified by the Parent Entities, Merger Sub I and Merger Sub II on no less than three business days’ written notice to the Company and (ii) October 21, 2022.

Q:
What happens if the merger is not completed?

A:
If the merger proposal is not approved by our common stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their common stock pursuant to the merger agreement. Instead, we will remain an independent company, our common stock will continue to be registered under the Exchange Act, and our common stock, Series B preferred stock, RSU awards and warrants will remain outstanding. Upon a termination of the merger agreement, under certain circumstances we will be required to pay the Parent Entities the Company termination fee or the expense reimbursement payment, and in certain other circumstances the Parent Entities will be required to pay us the Parent termination fee.

Q:
If the merger is completed, how do I obtain the common stock merger consideration for my shares?

A:
Following the completion of the merger, your common stock will be automatically converted into the right to receive your portion of the common stock merger consideration. In accordance with, and as required by the paying agent’s customary procedures, you may receive an instruction request letter, including instructions for effecting the exchange of your shares for the common stock merger consideration.
Q:
When and where is the special meeting?

A:
The special meeting will be held on ______, 2022, at ____ a.m./p.m., Eastern Time, in a virtual-only meeting format. To access the virtual special meeting, stockholders should visit www.virtualshareholdermeeting.com/WLT2022SM.

Q:
Who can vote and attend the special meeting?

A:
All holders of record of our common stock as of the record date, which was the close of business on ________, 2022, are entitled to receive notice of, and vote at, the virtual special meeting or any postponement or adjournment thereof. Each holder of common stock is entitled to cast one vote on each matter presented at the special meeting for each share of common stock that such holder owned as of the record date. On the record date, there were 229,163,176 shares of our common stock outstanding and entitled to vote at the special meeting.

Q:
How do I attend the virtual special meeting?

A:
The special meeting will be held in a virtual-only format on ______, 2022, at ____ a.m./p.m., Eastern Time. You will not be able to physically attend the special meeting. To access the virtual special meeting via live webcast, stockholders should visit www.virtualshareholdermeeting.com/WLT2022SM. The virtual special meeting will start promptly at ____ a.m./p.m., Eastern Time, and online access will begin at ____ a.m./p.m., Eastern Time. To log in to the virtual special meeting, you will be required to enter a control number (included on your proxy card, voting instruction form or other notice that you may receive), which will allow you to participate in the virtual special meeting and vote your shares of common stock if you are a stockholder as of the record date.

Q:
What vote of common stockholders is required to approve the merger proposal?

A:
Approval of the merger proposal requires the affirmative vote of the holders of our common stock entitled to cast a majority of all the votes entitled to be cast on the merger proposal. Because the required vote for the merger proposal is based on the number of votes that our common stockholders are entitled to cast rather than on the number of votes cast, failure to authorize a proxy to vote your shares or to vote your shares at the virtual special meeting (including by abstaining), or failure to instruct your broker, financial advisor, bank or other nominee on how to vote, will have the same effect as voting “AGAINST” the merger proposal.

Q:
What vote of common stockholders is required to approve the advisory compensation proposal?

A:
Approval of the advisory compensation proposal requires the affirmative vote of a majority of the votes cast on the proposal. For the purpose of this proposal, failure to authorize a proxy to vote your shares or to vote your shares at the virtual special meeting (including by abstaining), or failure to instruct your broker, financial advisor, bank or other nominee on how to vote, will have no effect on the proposal, assuming a quorum is present.

Q:
What vote of common stockholders is required to approve the adjournment proposal?

A:
Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the proposal. For the purpose of this proposal, failure to authorize a proxy to vote your shares or to vote your shares at the virtual special meeting (including by abstaining), or failure to instruct your broker, financial advisor, bank or other nominee on how to vote, will have no effect on the proposal, assuming a quorum is present.

Q:
Why is my vote important?

A:
If you do not authorize your proxy to vote your shares or do not vote your shares at the virtual special meeting, or you do not instruct your broker, financial advisor, bank or other nominee on how to vote, it will be more difficult for the Company to obtain the necessary quorum to hold the special meeting. In addition, because the merger proposal must be approved by the affirmative vote of the holders of our common stock entitled to cast a majority of all the votes entitled to be cast on the merger proposal, your failure to authorize your proxy or to vote at the virtual special meeting, or your failure to instruct your broker, financial advisor, bank or other nominee on how to vote, will have the same effect as voting “AGAINST” the merger proposal.

Q:
How does the common stock merger consideration compare to our net asset value?

A:
The common stock merger consideration represents a premium of more than 7.5% over our most recently published estimated net asset value (“NAV”) of $6.29 per share of Class A common stock and $6.22 per share of Class T common stock, based on shares outstanding as of December 31, 2021.

Q:
Why are holders of Class A common stock and holders of Class T common stock receiving different common stock merger consideration?

A:
The difference in the common stock merger consideration payable to holders of Class A common stock and Class T common stock is attributable to the remaining amount of the stockholder servicing and distribution fees attributable to the Class T common stock. The prices paid by purchasers of Class T common stock in our initial and follow-on public offerings were lower than the purchase prices for Class A common stock because the selling and distribution commissions payable in respect of Class T common stock were not paid at the time of the purchase; instead, these commissions were payable over time. The continuing commission expenses were allocated to the Class T common stock, as described in the prospectuses for our offerings. The Company paid the commissions to the brokers for the holders of Class T common stock on their behalf and recouped such amounts paid by paying lower dividends on the Class T common stock over the years. At the time that we stopped paying dividends in 2020 due to the impact of COVID-19 on our business, there was a total of approximately $4 million of remaining expense allocated to the Class T common stock. That expense accounts for the difference between the per Company A share merger consideration and the per Company T share merger consideration and was also reflected in our most recently published estimated NAVs of $6.29 per share of Class A common stock and $6.22 per share of Class T common stock, based on shares outstanding as of December 31, 2021.

Q:
As a holder of Series B preferred stock, what will I receive in the merger?

A:
If the merger is completed, you will be entitled to receive an amount in cash equal to the applicable optional redemption price, as determined in accordance with the Company’s Articles Supplementary governing the Series B preferred stock, for each share of Series B preferred stock issued and outstanding that you own as of immediately prior to the company merger effective time, less any applicable withholding taxes.

Q:
What will happen to my restricted stock unit awards in the merger?

A:
Effective immediately prior to the company merger effective time, each RSU award (whether vested or unvested) outstanding as of immediately prior the company merger effective time will be cancelled, and in exchange you will have the right to receive an amount in cash equal to (i) the number of shares of Class A common stock subject to the RSU award immediately prior to the company merger effective time multiplied by (ii) the per Company A share merger consideration, less any applicable withholding taxes.

Q:
How does our board of directors recommend that I vote?

A:
Our board of directors recommends that you vote “FOR” the merger proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.

Q:
Why am I being asked to consider and cast a vote on the non-binding proposal to approve the merger-related compensation payable to our named executive officers?

A:
In July 2010, the Securities and Exchange Commission (“SEC”) adopted rules that require companies to seek a non-binding, advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to corporate transactions, such as the merger.

Q:
What will happen if stockholders do not approve the advisory compensation proposal?

A:
The vote to approve the advisory compensation proposal is a vote separate and apart from the vote to approve the merger proposal. Approval of the advisory compensation proposal is a not a condition to completion of the merger. The vote on the advisory compensation proposal is an advisory vote only, and it is not binding on the Company or our board of directors. Further, the underlying arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the vote on the advisory compensation proposal, if the merger is completed our named executive officers will be eligible to receive the compensation that may be paid or become payable to them that is based on or otherwise relates to the merger.

Q:
Do any of the Company’s directors and executive officers have any interest in the merger that is different from mine?

A:
Some of our directors and executive officers have certain interests in the merger and the other transactions contemplated by the merger agreement, that are different from, or in addition to, the interests of our stockholders generally. See the section entitled “The Merger—Interests of Our Directors and Executive Officers in the Merger” for information about the interests that our directors and executive officers have in the merger that are different from yours.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement (including the exhibits), please vote your shares of common stock in one of the ways described in this proxy statement as soon as possible. Holders of our common stock will be entitled to one vote for each share of common stock owned as of the record date.

Q:
How do I cast my vote?

A:
If you are a common stockholder of record on the record date, you may vote at the virtual special meeting or authorize a proxy to vote your shares at the virtual special meeting. You can authorize your proxy by completing, signing, dating and mailing the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope. Or, if you prefer, you can authorize your proxy by following the instructions on your proxy card for telephonic or Internet proxy authorization: registered stockholders can transmit your voting instructions by telephone by calling (800) 690-6903 or through the Internet at www.proxyvote.com. Telephonic and Internet voting are available 24 hours per day until 11:59 p.m., Eastern Time, on the day immediately before the date of the special meeting. Have your proxy card with you if you are going to authorize your proxy by telephone or through the Internet. If the telephonic or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly.

Q:
How do I cast my vote if my shares of common stock are held of record in “street name”?

A:
If you own common stock through a broker, financial advisor, bank or other nominee (i.e., in “street name”), you must provide voting instructions in accordance with the instructions on your voting instruction form that you may receive from your broker, financial advisor, bank or other nominee, since brokers, financial advisors, banks and other nominees do not have discretionary voting authority with respect to any of the proposals described in this proxy statement. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, financial advisor, bank or other nominee who can give you directions on how to vote your shares. If you hold your common stock through a broker, financial advisor, bank or other nominee and wish to vote at the virtual special meeting, you must obtain a “legal proxy,” executed in your favor, from the broker, financial advisor, bank or other nominee (which may take several days).

Q:
What will happen if I abstain from voting or fail to vote?

A:
With respect to the merger proposal, if you abstain from voting, fail to cast your vote at the virtual special meeting or by proxy or if you hold your shares in “street name” and fail to give voting instructions to your broker, financial advisor, bank or other nominee, it will have the same effect as voting “AGAINST” the merger proposal. With respect to the advisory compensation proposal and the adjournment proposal, if you abstain from voting, fail to cast your vote at the virtual special meeting or by proxy or if you hold your shares in “street name” and fail to give voting instructions to your broker, financial advisor, bank or other nominee, it will not have any effect on the outcome of such proposals, assuming a quorum is present.

Q:
How will proxy holders vote my shares of common stock?

A:
If you properly authorize a proxy prior to the virtual special meeting, your shares of common stock will be voted as you direct. If you authorize a proxy but no direction is otherwise made, your shares will be voted “FOR” the merger proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal. Pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the virtual special meeting.

Q:
What happens if I sell my common stock before the special meeting?

A:
If you held common stock on the record date but transfer them prior to the merger effective time, you will retain your right to vote at the special meeting, but not the right to receive the common stock merger consideration for such shares. The right to receive the common stock merger consideration when the merger becomes effective will pass to the person who owns the shares you previously owned.

Q:
Can I change my vote after I have mailed my proxy card?

A:
Yes. If you own common stock as a record holder on the record date, you may revoke a previously authorized proxy at any time before it is exercised by filing with our Corporate Secretary a notice of revocation or a duly authorized proxy bearing a later date or by attending and voting at the virtual special meeting. Attendance at the virtual special meeting will not, in itself, constitute revocation of a previously authorized proxy. If you have instructed a broker, financial advisor, bank or other nominee to vote your shares, the foregoing options for changing your vote do not apply and instead you must follow the instructions received from your broker, financial advisor, bank or other nominee to change your vote.

Q:
Is the merger expected to be taxable to me?

A:
Yes. The receipt of the common stock merger consideration for each share of common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, you will recognize gain or loss as a result of the merger measured by the difference, if any, between the common stock merger consideration you receive and your adjusted tax basis in your common stock. In addition, if a stockholder fails to provide a completed and duly executed IRS Form W-9, we or the Parent Entities generally are required to withhold 15% of the common stock merger consideration otherwise payable to such stockholder pursuant to FIRPTA, and a stockholder who fails to provide an IRS Form W-9 or otherwise qualify for an exemption may be subject to U.S. federal backup withholding at a rate of 24% of the common stock merger consideration otherwise payable to such stockholder. See the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” for a more complete discussion of the U.S. federal income tax consequences of the merger. Tax matters can be complicated, and the tax consequences of the merger to you will depend on your particular tax situation. We encourage you to consult your tax advisor regarding the tax consequences of the merger to you.
Q:
What rights do I have if I oppose the merger?

A:
If you are a common stockholder of record on the record date, you can vote against the merger proposal. You are not, however, entitled to exercise any appraisal rights, dissenters’ rights or the rights of an objecting stockholder to receive the fair value of the stockholder’s shares in connection with the merger because, as permitted by the MGCL, our charter provides that stockholders are not entitled to exercise any such rights unless our board of directors, upon the affirmative vote of a majority of the directors, determines that the rights apply. Our board of directors has not made such a determination. See the section entitled “No Dissenters’ Rights of Appraisal.”

Q:
Where can I find the voting results of the special meeting?

A:
We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports that we file with the SEC are publicly available on the SEC’s website at www.sec.gov when filed.

Q:
Can I participate if I am unable to attend the virtual special meeting?

A:
If you are unable to attend the virtual special meeting, we encourage you to complete, sign, date and return your proxy card, or authorize your proxy or voting instructions by telephone or through the Internet.

Q:
Where can I find more information about the Company?

A:
We file certain information with the SEC, which is available on the SEC’s website at www.sec.gov and on our website at www.watermarklodging.com. The information contained on or otherwise accessible through our website is not incorporated by reference into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. You can also request copies of these documents from us. See the section entitled “Where You Can Find More Information.”

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
We will bear the cost of solicitation of proxies for the special meeting. In addition to the use of mail, proxies may be solicited by personal interview, telephone, facsimile, email or otherwise, by our directors, officers and other employees, for which they will not receive additional compensation. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies for a fee of approximately $106,000, plus reimbursement of reasonable out-of-pocket expenses, and we have agreed to indemnify Broadridge against certain losses, costs and expenses. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, that are beneficially owned by others, to send (or cause to be sent) proxy materials to, and obtain proxies from, such beneficial owners, and we will reimburse such holders for their reasonable expenses in so doing.

Q:
Who can help answer my other questions?

A:
If after reading this proxy statement you have more questions about the special meeting or the merger, please contact:

Watermark Lodging Trust, Inc.
150 N. Riverside Plaza, Suite 4200
Chicago, Illinois 60606
Attention: Investor Relations
Telephone: (855) 958-7348
or
Broadridge Investor Communication Solutions, Inc.
Telephone (toll-free): (866) 407-1557
If your broker holds your shares, you should also contact your broker for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement (including the exhibits) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act). Also, documents we subsequently file with or furnish to the SEC and incorporate by reference may contain forward-looking statements. The forward-looking statements contained in this proxy statement (including the exhibits), including statements regarding the merger and the timing and benefits of the merger, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that such expectations will be achieved.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Some of the factors that may affect outcomes and results include but are not limited to: (i) risks associated with the Company’s ability to obtain the stockholder approval required to consummate the merger and the timing of the closing of the merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the merger will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement, (iii) unanticipated difficulties or expenditures relating to the transaction, the response of business partners and competitors to the announcement of the transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the transaction, (iv) the possible failure of the Company to maintain its qualification as a REIT, and (v) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q and other reports filed with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors should not place undue reliance upon forward-looking statements.

PROPOSAL 1
MERGER PROPOSAL
We are asking our common stockholders to vote on a proposal to approve the merger of Merger Sub I with and into the Company.
For detailed information regarding the merger proposal, see the information about the merger and the merger agreement throughout this proxy statement, including the information set forth in the sections entitled “The Merger” and “The Merger Agreement.” A copy of the merger agreement is attached to this proxy statement as Exhibit A.
Approval of the merger proposal requires the affirmative vote of the holders of our common stock entitled to cast a majority of all the votes entitled to be cast on the merger proposal. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST” or “ABSTAIN” on this Proposal 1, your shares will be voted in accordance with the recommendation of our board of directors, which is “FOR” this Proposal 1. Because the required vote for the merger proposal is based on the number of votes our common stockholders are entitled to cast rather than on the number of votes cast, if you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting (including by abstaining), or fail to instruct your broker on how to vote, such failure will have the same effect as voting “AGAINST” the merger proposal.
Approval of the merger proposal is a condition to the completion of the merger. In the event the merger proposal is not approved, the merger cannot be completed.
Recommendation of Our Board of Directors
Our board of directors unanimously recommends that our common stockholders vote “FOR” the merger proposal.

PROPOSAL 2
ADVISORY COMPENSATION PROPOSAL
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act, we are asking our common stockholders to vote at the special meeting on an advisory basis regarding the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the mergers. Information intended to comply with Item 402(t) of Regulation S-K concerning this compensation, subject to certain assumptions described therein, is presented in the section entitled “The Merger—Interests of Our Directors and Executive Officers in the Merger—Quantification of Potential Payments and Benefits.”
The stockholder vote on this advisory compensation proposal is an advisory vote only, and it is not binding on the Company or our board of directors. The underlying arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is completed, then in accordance with the terms and conditions applicable to such compensation, our named executive officers will be eligible to receive the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger.
We are asking our common stockholders to vote “FOR” the following resolution:
“RESOLVED, that Watermark Lodging Trust, Inc.’s common stockholders approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of Watermark Lodging Trust, Inc. that is based on or otherwise relates to the merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “The Merger—Interests of Our Directors and Executive Officers in the Merger—Quantification of Potential Payments and Benefits” (which disclosure includes the Golden Parachute Compensation Table required pursuant to Item 402(t) of Regulation S-K).”
Adoption of the above resolution, on a non-binding, advisory basis, requires the affirmative vote of a majority of the votes cast on the proposal. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST” or “ABSTAIN” on this Proposal 2, your shares will be voted in accordance with the recommendation of our board of directors, which is “FOR” this Proposal 2. An abstention or failure to vote on the advisory compensation proposal will have no effect on the approval of this proposal, assuming a quorum is present.
Approval of this advisory compensation proposal is not a condition to the completion of the merger.
Recommendation of Our Board of Directors
Our board of directors unanimously recommends that our common stockholders vote “FOR” the advisory compensation proposal.

PROPOSAL 3
PROPOSAL TO APPROVE ADJOURNMENT OF THE MEETING
We are asking our common stockholders to vote on a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger proposal.
Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the proposal. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your shares “FOR,” “AGAINST” or “ABSTAIN” on this Proposal 3, your shares will be voted in accordance with the recommendation of our board of directors, which is “FOR” this Proposal 3. An abstention or failure to vote on the adjournment proposal will have no effect on the approval of this proposal, assuming a quorum is present.
Approval of the adjournment proposal is a not a condition to the completion of the merger.
Recommendation of Our Board of Directors
Our board of directors unanimously recommends that our common stockholders vote “FOR” the adjournment proposal.

THE PARTIES TO THE MERGER
Watermark Lodging Trust, Inc. and CWI 2 OP, LP
150 N. Riverside Plaza, Suite 4200
Chicago, Illinois 60606
We are the successor of Carey Watermark Investors 2 Incorporated, which was formed in May 2014 as a Maryland corporation and qualified as a REIT under the Code beginning with the taxable year ended December 31, 2015. We are a self-managed, publicly owned, non-traded REIT that, together with our consolidated subsidiaries, invests in, manages and seeks to enhance the value of, interests in lodging and lodging-related properties in the United States.
The Partnership, a Delaware limited partnership, is our operating partnership. Substantially all of our assets and liabilities are held by, and all of our operations are conducted through, the Partnership. We are a general partner and a limited partner of, and owns a 99.0% capital interest in, the Partnership.
Additional information about us is available on our website at www.watermarklodging.com. The information contained on or otherwise accessible through our website is not incorporated by reference into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. For more information about us, the Partnership and our business, please refer to the section entitled “Where You Can Find More Information.”
Brookfield Entities
c/o Brookfield Asset Management Inc.
250 Vesey Street, 15th Floor
New York, New York 10281
The Parent Entities are affiliates of the Sponsors, which are private real estate funds managed by affiliates of Brookfield. Each of the Parent Entities was formed as a Delaware limited liability company solely for the purpose of acquiring the Company. Each of Merger Sub I and Merger Sub II is a wholly owned subsidiary of the Parent Entities and was formed solely for purposes of facilitating the Parent Entities’ acquisition of the Company. None of the Parent Entities, Merger Sub I or Merger Sub II has carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement.

THE SPECIAL MEETING
Date, Time and Purpose of the Special Meeting
This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by our board of directors to be exercised at a special meeting to be held on ______, 2022, at ____ a.m./p.m., Eastern Time, in a virtual-only meeting format. To access the virtual special meeting via live webcast, stockholders should visit www.virtualshareholdermeeting.com/WLT2022SM. To log in to the virtual special meeting, you will be required to enter a control number (included on your proxy card, voting instruction form or other notice that you may receive), which will allow you to participate in the virtual special meeting and vote your shares of common stock if you are a stockholder as of the record date.
At the special meeting, holders of our common stock will be asked to act on the following matters:
Proposal 1:	To consider and vote on a proposal to approve the merger of Merger Sub I with and into the Company;
Proposal 2:	To consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger; and
Proposal 3:	To consider and vote on a proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger proposal.
Pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the virtual special meeting.
A copy of the merger agreement is attached as Exhibit A to this proxy statement, which we encourage you to read carefully in its entirety.
Record Date, Notice and Quorum
All holders of record of our common stock as of the record date, which was the close of business on ________, 2022, are entitled to receive notice of, and to vote at, the virtual special meeting or any postponement or adjournment thereof. Each holder of common stock is entitled to cast one vote on each matter presented at the special meeting for each share of common stock that such holder owned as of the record date. On the record date, there were 229,163,176 shares of our common stock outstanding and entitled to vote at the special meeting. Holders of our Series B preferred stock are entitled to receive notice of the special meeting but are not entitled to attend or vote at the special meeting, and no vote or proxy is being solicited from such holders.
The presence in person or by proxy of our common stockholders entitled to cast at least 50% of all the votes entitled to be cast at the special meeting will constitute a quorum for purposes of the special meeting. Virtual attendance at the special meeting via the special meeting website constitutes presence in person for quorum purposes at the special meeting. A quorum is necessary to transact business at the special meeting. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to a later date that is not more than 120 days after the original record date (subject to restrictions in the merger agreement, including that in certain circumstances the special meeting may not, without the Parent Entities’ written consent, be held on a date that is more than 30 days after the date on which the special meeting was originally scheduled).
Required Vote
Completion of the merger requires approval of the merger proposal by the affirmative vote of the holders of our common stock entitled to cast a majority of all the votes entitled to be cast on the merger proposal. Because the required vote for the merger proposal is based on the number of votes our common stockholders are entitled to cast rather than on the number of votes cast, if you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting (including by abstaining), or fail to instruct your broker, financial advisor, bank or other nominee on how to vote, such failure will have the same effect as voting “AGAINST” the merger proposal.

The approval of the advisory compensation proposal and the adjournment proposal each requires the affirmative vote of a majority of the votes cast on the proposal. Approval of these proposals is not a condition to completion of the merger. For the purpose of each of these proposals, if you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting, or fail to instruct your broker, financial advisor, bank or other nominee on how to vote, it will not have any effect on the outcome of such proposal. Abstentions are not considered votes cast and therefore will have no effect on the outcome of such proposals, assuming a quorum is present.
Accordingly, in order for your shares to be voted, if you are a stockholder of record, you must complete and return the enclosed proxy card, authorize your proxy or voting instructions by telephone or through the Internet, or attend the virtual special meeting via the special meeting website and vote during the live webcast.
As of the record date, our directors and executive officers owned and are entitled to vote an aggregate of approximately 1,067,169 shares of common stock, entitling them to exercise approximately 0.47% of the voting power of our common stock entitled to vote at the special meeting. Our directors and executive officers have informed us that they intend to vote the shares of common stock that they own in favor of the merger proposal, in favor of the advisory compensation proposal and in favor of the adjournment proposal, although they have no obligation to do so.
Votes cast by proxy or at the virtual special meeting will be counted by the person appointed by us to act as inspector of election for the special meeting. The inspector of election will also determine the number of shares of common stock represented at the special meeting, virtually or by proxy.
How to Authorize a Proxy
Holders of record of our common stock may vote or cause their shares to be voted by proxy using one of the following methods:
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mark, sign, date and return the enclosed proxy card by mail;

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authorize your proxy or voting instructions by telephone or through the Internet by following the instructions included with your proxy card; or

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attend the virtual special meeting via the special meeting website and vote during the live webcast.

Regardless of whether you plan to attend the virtual special meeting, we request that you authorize a proxy for your shares of common stock as described above as promptly as possible.
A broker non-vote occurs when shares held by a broker, financial advisor, bank or other nominee are represented at a meeting, but the broker, financial advisor, bank or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares on a particular proposal but has discretionary voting power on other proposals at such meeting. If you own common stock through a broker, financial advisor, bank or other nominee (i.e., in “street name”), you must provide voting instructions in accordance with the instructions on your voting instruction form that you may receive from your broker, financial advisor, bank or other nominee, since brokers, financial advisors, banks and other nominees do not have discretionary voting authority with respect to any of the proposals described in this proxy statement. You should instruct your broker, financial advisor, bank or other nominee on how to vote your shares, following the directions contained in your voting instruction form. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, financial advisor, bank or other nominee who can give you directions on how to vote your shares. If you hold your common stock through a broker, financial advisor, bank or other nominee and wish to vote at the virtual special meeting, you must obtain a “legal proxy,” executed in your favor, from the broker, financial advisor, bank or other nominee (which may take several days). Because the required vote for the merger proposal is based on the number of votes that our common stockholders are entitled to cast rather than on the number of votes cast, if you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting (including by abstaining), or fail to instruct your broker, financial advisor, bank or other nominee on how to vote, such failure will have the same effect as voting “AGAINST” the merger proposal. Because the approval of the advisory compensation proposal and the adjournment proposal each requires the affirmative vote of a majority of the votes cast on such proposal, and because your broker, financial advisor, bank or other nominee does not have discretionary authority to vote on either proposal, if you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting, or fail to instruct your broker, financial advisor, bank or other nominee on how to vote, it will not have any effect on the outcome of such proposals, assuming a quorum is present.

Proxies and Revocation
If you authorize a proxy, your shares of common stock will be voted at the special meeting as you indicate on your proxy. If no voting instructions are indicated when you authorize your proxy, your shares of common stock will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote “FOR” the merger proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.
You may revoke your proxy at any time, but only before the proxy is voted at the virtual special meeting, in any of three ways:
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by delivering, prior to the date of the special meeting, a written revocation of your proxy dated after the date of the proxy that is being revoked to our Corporate Secretary at Watermark Lodging Trust, Inc., 150 N. Riverside Plaza, Suite 4200, Chicago, Illinois 60606;

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by delivering to our Corporate Secretary a later-dated, duly executed proxy or by authorizing your proxy by telephone or by Internet at a date after the date of the previously authorized proxy relating to the same shares of common stock; or

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by attending and voting at the virtual special meeting.

Attendance at the virtual special meeting will not, in itself, constitute revocation of a previously granted proxy. If you own shares of common stock through a broker, financial advisor, bank or other nominee, you may revoke or change previously granted voting instructions by following the instructions provided by the broker, financial advisor, bank or other nominee that is the registered owner of the shares.
Pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the virtual special meeting.
Solicitation of Proxies
We will bear the cost of solicitation of proxies for the special meeting. In addition to the use of mail, proxies may be solicited by personal interview, telephone, facsimile, email or otherwise, by our directors, officers and other employees, for which they will not receive additional compensation. We have engaged Broadridge to assist in the solicitation of proxies for a fee of approximately $106,000, plus reimbursement of reasonable out-of-pocket expenses, and we have agreed to indemnify Broadridge against certain losses, costs and expenses. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, that are beneficially owned by others, to send (or cause to be sent) proxy materials to, and obtain proxies from, such beneficial owners, and we will reimburse such holders for their reasonable expenses in so doing.
Adjournments
Our bylaws permit the chair or co-chair of the special meeting, acting in his or her own discretion and without any action by our stockholders, to adjourn the special meeting to a later date and time and at a place announced at the special meeting. In such case, the adjourned meeting may take place without further notice (other than by an announcement made at the special meeting) unless the adjournment is for more than 120 days after the original record date or if, after the adjournment, a new record date is fixed for the adjourned meeting, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to notice of or to vote at the special meeting (subject to restrictions in the merger agreement, including that in certain circumstances the special meeting may not, without the Parent Entities’ written consent, be held on a date that is more than 30 days after the date on which the special meeting was originally scheduled).
Postponements
At any time prior to convening the special meeting, we may postpone the special meeting for any reason without the approval of our common stockholders (subject to restrictions in the merger agreement, including that in certain circumstances the special meeting may not, without the Parent Entities’ written consent, be held on a date that is more than 30 days after the date on which the special meeting was originally scheduled).

THE MERGER
General Description of the Merger and the Partnership Merger
Under the terms of the merger agreement, affiliates of private real estate funds managed by affiliates of Brookfield will acquire the Company and our subsidiaries, through the merger of Merger Sub I with and into the Company, with the Company continuing as the Surviving Company, and the merger of Merger Sub II with and into the Partnership, with the Partnership continuing as the Surviving Partnership. Our stockholders and the holders of units in the Partnership will exchange all of their Class A common stock, Class T common stock, Series B preferred stock and Class A OP units in the merger or the partnership merger, as applicable, for the applicable cash consideration and the Company and our subsidiaries will be owned by the Parent Entities. See the sections entitled “The Merger Agreement—Treatment of Common Stock, Series B Preferred Stock, RSU Awards and Warrants” and “The Merger Agreement—Treatment of Partnership Units” for more information.
Background of the Merger
As part of its ongoing oversight, direction and management of the Company, our board of directors and management team regularly review and discuss the Company’s performance, business plan, strategic direction and future prospects. In particular, our board of directors and management have been focused for some time on obtaining value for stockholders by positioning the Company for a successful liquidity event, given the Company’s status as a non-traded REIT and the fact that, in connection with the initial public offerings of our predecessors, Carey Watermark Investors Incorporated (“CWI 1”) and Carey Watermark Investors 2 Incorporated (“CWI 2”), CWI 1 and CWI 2 expressed their intentions to begin considering alternatives for providing liquidity for stockholders beginning not later than the sixth anniversary of the termination of their respective initial public offerings, which terminations occurred in 2013 (CWI 1) and 2017 (CWI 2). In April 2020, CWI 2 completed a merger with CWI 1 with a view to improving the combined company’s ability to execute a successful liquidity event for stockholders. The merger created a company with greater scale, eliminated joint ventures between CWI 1 and CWI 2, and made the combined company (renamed Watermark Lodging Trust, Inc.) self-managed, all of which we believed would increase opportunities for stockholder liquidity.
The COVID-19 pandemic hit the United States with full force around the time of the merger between CWI 1 and CWI 2 and had a devastating impact on the travel and lodging industries. Our portfolio of hotels was materially adversely affected by the pandemic. In response, we focused on reducing expenses, complying with safety mandates and engaging with lenders and other counterparties to restructure payment obligations. By April 30, 2020, all of our 32 hotels had effectively ceased operations, and we suspended dividends and our redemption program.
Against a backdrop of disruption and uncertainty, our board of directors and management team focused on shoring up our liquidity and putting the Company on a footing to return to growth and profitability in the future. In July 2020, we drew $200 million of new capital through the issuance of Series B preferred stock. As part of the transaction, we agreed to elect two individuals designated by the holders of our Series B preferred stock to our board of directors. We also pursued asset sales strategically to raise additional funds.
Most of our hotels gradually reopened in the second half of 2020, but the majority of them continued to operate at very low occupancy levels into 2021. Our current 25 hotel portfolio Net Operating Income decreased from $198 million in 2019 to a loss of $33 million in 2020; and Corporate EBITDA, adjusted for the internalization of management, decreased from $206 million in 2019 to a loss of $54 million in 2020. We cancelled or deferred planned renovations, temporarily suspended funding certain reserves and entered into debt service deferrals on substantially all of our mortgage indebtedness. In November 2020, we reported that our estimated NAVs per share of Class A common stock and per share of Class T common stock were $5.51 and $5.45, respectively, as of September 30, 2020, which represented declines of over 50% from the previously reported estimated NAVs of $11.41 per share of Class A common stock and per share of Class T common stock.
Our board of directors held a meeting on March 25, 2021, for the purpose of reviewing the Company’s business strategy. Representatives of the Company’s management and Clifford Chance US LLP (“Clifford Chance”), the Company’s outside corporate counsel, were present at the meeting. Management reported that demand from individual consumers was improving at the Company’s resort hotels but that the urban hotels that cater to business travel, and group travel business for all of the hotels, remained moribund. The consensus of our board of directors and management was that due to the severe business downturn attributable to the pandemic, the uncertain outlook for a recovery in the lodging industry and the operating losses that the Company was incurring due to the downturn, it would likely take several years for the Company to recover the lost value in its portfolio, resume regular dividends and redemptions, and execute a stock exchange listing and/or listed public offering at a reasonable valuation. Our board of directors and management concluded that it would be prudent to explore the prospects for a capital raise or other strategic transaction that could enable the Company to make progress on its objectives of returning to growth and profitability in the future and fulfilling our stated intention to provide liquidity for stockholders, including possibly a transaction involving the investors that had purchased the Series B preferred stock. Over the coming months, members of the Company’s management held informal conversations with representatives of investment banking firms and representatives of the Series B preferred stock investors regarding the prospects for a potential transaction.
Our board of directors held a meeting on June 15, 2021. Representatives of management, Morgan Stanley and Clifford Chance were present at the meeting. At the meeting, management and the directors designated by the Series B preferred stock investors provided an update on the preliminary work that the Series B preferred stock investors had undertaken regarding a potential strategic transaction with the Company. A representative of Clifford Chance reviewed the directors’ duties in connection with the consideration of potential strategic alternatives for the Company. Representatives of Morgan Stanley reviewed a range of strategic alternatives that could be considered by a non-traded REIT to achieve stockholder liquidity, including: a stock exchange listing, with or without a concurrent public offering; a cash sale or partial recapitalization; a merger with an existing listed lodging company; and a conversion of the Company to a perpetual open-end fund. Our board of directors concluded that management should continue to investigate the various alternatives, which the board expected to consider alongside the alternative of remaining as an independent, non-traded REIT for the foreseeable future.
Our board of directors held a meeting on September 14, 2021, during which the directors discussed the Company’s business strategy. Representatives of management, Morgan Stanley and Clifford Chance participated in the meeting. At this time, all of the Company’s hotels were open, but the majority of them continued to experience significantly reduced levels of occupancy. In particular, the emergence of the Delta variant of COVID-19 had set back the recovery that the Company had been experiencing at some of our properties. At the meeting, the directors designated by the Series B preferred stock investors informed the other directors that the Series B preferred stock investors would not put forth a proposal for a strategic transaction with the Company, due to recent volatility in the capital markets and the required return thresholds of their capital partners. Representatives of Morgan Stanley also reviewed with the directors potential strategic alternatives for the Company. The directors, with input from representatives of management, Morgan Stanley and Clifford Chance, discussed certain considerations with respect to the alternatives, including that: (i) continuing to operate as a standalone public company in an uncertain environment would likely require the Company to sell additional hotels, seek further debt restructuring and continue the suspension of dividends and redemptions for the foreseeable future; (ii) listed hotel company valuations suggested that the trading value of the Company’s common stock in a direct listing or public offering would likely be well below the most recent estimated NAVs per share; (iii) a strategic third-party investment could assist with reducing the Company’s leverage and providing liquidity for some stockholders but would likely be expensive and only an intermediate step that would not generate sufficient proceeds to address liquidity needs in full and provide growth capital sufficient to add meaningful value; (iv) a sale of the Company for cash would provide near-term liquidity for stockholders but would not enable them to participate in a future recovery of the Company’s portfolio; and (v) a strategic merger with an existing listed hotel company would provide near-term liquidity and an opportunity for stockholders to participate in a future recovery, but the Company’s leverage would likely be a concern to potential merger partners and a merger partner’s ability to execute a sizable transaction would be limited by its cost of capital. The sense of the directors was that in light of the uncertain outlook for the lodging industry, the fact that the Company would likely not resume paying dividends or redeeming shares for the next few years if it remained independent, and the expectation that a capital raise would be expensive or based on a heavily discounted valuation of the Company, it would be in the best interests of stockholders for the Company to focus on strategic alternatives that would provide stockholders with liquidity in the near term. After discussion, the directors concluded that management should undertake additional analysis of the alternatives for both a cash sale and strategic merger.
Our board of directors continued its discussion of the Company’s business strategy at a meeting on September 28, 2021. Representatives of management, Morgan Stanley and Clifford Chance participated in the meeting. Management reported on recent business conditions and plans to address the Company’s debt maturities over the coming year. After discussion of these matters and how they may impact the strategic alternatives that had been discussed at the previous meetings, the directors requested that management develop a proposed timeline and strategy for approaching potentially interested parties regarding a sale or other transaction that would result in liquidity for the Company’s stockholders. The directors also authorized the chief executive officer to implement retention arrangements for key employees whose assistance would be needed in connection with any process.
On October 20, 2021, our board of directors met to discuss the Company’s business strategy. Representatives of management, Morgan Stanley and Clifford Chance were present. Representatives of Morgan Stanley reviewed current market conditions and a proposed process for soliciting indications of interest for a sale or other strategic transaction involving the Company. Our board of directors discussed certain risks and benefits of commencing a process in which parties would be invited to review confidential information and submit indications of interest with respect to a potential transaction involving the Company, including risks related to potential disruptions to our business, loss of key employees and the need to disclose proprietary and confidential information to current and potential competitors, and the benefits of obtaining near-term liquidity and potential certainty of value for our stockholders. After discussion of the potential risks and benefits of a process, our board of directors determined that it was in the best interests of our stockholders to take steps to further explore a potential sale or other strategic transaction, including establishing a formal process involving outreach to a number of potential transaction parties.
On November 11, 2021, we executed an engagement letter with Morgan Stanley formally retaining Morgan Stanley as the exclusive financial advisor to the Company in connection with our board of directors’ evaluation of a possible transaction.
Our board of directors held meetings on December 8, 2021 and January 13, 2022. At each meeting, representatives of management and Morgan Stanley updated the directors on the status of the transaction process. A representative of Clifford Chance also attended the meetings. Between the beginning of the process in November 2021 and January 13, 2022, representatives of Morgan Stanley contacted 41 potential bidders to participate in the process, including family offices, sovereign funds and financial sponsors, 10 of which executed a confidentiality agreement with us by that date. Each bidder that signed a confidentiality agreement was given access to an electronic data room containing customary due diligence information regarding the Company and our properties. The parties that did not enter into a confidentiality agreement indicated that they were not interested in pursuing a transaction with us at that time for various reasons, including, among others, concerns regarding the potential size of the transaction, the expected pricing and associated return profile of the transaction, concerns about the recovery prospects of the lodging industry and, for certain investors that are focused on specific segments of the lodging market, the diversity of the portfolio. Representatives of Morgan Stanley reviewed a list of additional parties whom Morgan Stanley intended to contact and a timeline for receiving initial indications of interest from interested bidders.
On February 9, 2022, we executed an engagement letter with Hodges Ward Elliott, Inc. to act as our real estate advisor and to assist bidders to assess the value of our real property in connection with the transaction process.
On February 15, 2022, representatives of Morgan Stanley distributed to potential bidders an initial bid process letter. The letter asked potential bidders to submit a preliminary, non-binding indication of interest by March 14, 2022, for a potential acquisition of all of the outstanding shares of our common stock and Series B preferred stock. Each potential bidder was informed that the Company’s invitation to participate in a second round of bidding would be based, in our sole discretion, on a variety of factors, including the potential bidder’s proposed purchase price and an assessment of its ability to complete the transaction expeditiously with minimal execution risk.
On March 16, 2022, our board of directors held a meeting to discuss, among other things, the written indications of interest that we received. Members of our management and representatives of Morgan Stanley and Clifford Chance were present. The representatives of Morgan Stanley informed the directors that by that date, a total of approximately 64 investors had been contacted and invited to participate in the process, 25 of which executed confidentiality agreements with the Company, including Brookfield. The Company received 5 written indications of interest. The Morgan Stanley representatives reviewed the initial indications of interest, noting that 4 indications of interest were received from financial sponsors at valuations of the Company ranging from approximately $3.2 billion to approximately $3.6 billion (enterprise value), resulting in prices ranging from $5.00 to $6.54 per share of common stock (including an all-cash proposal from Brookfield at a price of $6.54 per share of common stock). The fifth proposal, also from a financial sponsor, was for a management-led acquisition of the Company, including the Company’s ownership interest in certain properties. After discussion, our board of directors determined that while none of the prices indicated was currently acceptable, the indications of interest were in a range that could potentially be improved to an acceptable level through negotiation. The directors authorized a second round of bidding with a select group of bidders, targeting definitive proposals in April 2022.
Following the meeting of our board of directors on March 16, 2022, representatives of Morgan Stanley conducted telephonic meetings with potential second-round participants. With input from our board of directors and management and based on an assessment of each bidder’s ability to make a compelling offer and complete a merger with minimal execution risk, three potential bidders were invited to participate in a second round of bidding, consisting of Brookfield and two additional financial sponsors (which we refer to as “Bidder A” and “Bidder B”). Throughout March and April 2022, the

potential bidders continued to conduct due diligence on the Company, and 2 additional parties executed confidentiality agreements with the Company.
On March 28, 2022 we reported that our estimated NAVs as of December 31, 2021, were $6.29 per share of Class A common stock and $6.22 per share of Class T common stock.
On April 1, 2022, a second-round process letter and draft agreement and plan of merger (“draft merger agreement”) prepared by Clifford Chance were made available in the data room. The initial draft merger agreement contemplated a customary all-cash merger. The letter asked each of the bidders to submit definitive proposals by April 20, 2022, to acquire all of the outstanding shares of our common stock and Series B preferred stock, which proposals were to include a mark-up of the draft merger agreement, as well as to specify sources of financing, including commitment letters in final form.
Beginning on April 20, 2022, each of Brookfield, Bidder A and Bidder B submitted bid letters together with mark-ups of the draft merger agreement and related transaction documents. Brookfield’s mark-up of the draft merger agreement contemplated, among other things, equivalent company and reverse termination payments of $80 million, a requirement to reimburse up to $20 million of Brookfield’s expenses if our stockholders did not approve the transaction at a duly convened meeting, and the right of the Company to specifically enforce the merger agreement under certain circumstances.
On April 23, 2022, our board of directors met to discuss the potential sale transaction. Representatives of management, Morgan Stanley and Clifford Chance were present. Representatives of Morgan Stanley reviewed the terms of the second-round proposals received from Brookfield, Bidder A and Bidder B, including certain financial aspects of the proposals, and updated our board of directors as to the discussions they had with each of the bidders. Representatives of Clifford Chance reviewed with our board of directors the proposed terms of the mark-ups of the draft merger agreement with each of the bidders, summarized the key execution risks and material open issues associated with each proposal, and suggested areas for further negotiation.
With input from representatives of management, Morgan Stanley and Clifford Chance, our board of directors continued to compare the merits of the three bids. Our board of directors noted with favor that Brookfield’s all-cash offer of $6.54 per share of common stock was the highest price offered, Brookfield had a proven ability to complete large acquisitions of public companies in the real estate sector, and Brookfield’s transaction documentation was complete and reflected committed financing. The directors noted certain areas for further improvement in Brookfield’s proposal, including the amounts of the Company and reverse termination fees and the requirement to reimburse Brookfield for up to $20 million of expenses if our stockholders did not approve the transaction at a duly convened meeting. Our board of directors also discussed Bidder A’s proposal, which had a lower price of $6.00 per share of common stock but a higher reverse termination payment, as well as the Company’s previous positive experience in negotiating and completing transactions with Bidder A. After discussion of various advantages and disadvantages of the proposals from Brookfield and Bidder A, our board of directors concluded that each of Brookfield and Bidder A should be requested to consider improving their respective offer prices and other key terms and submit a final bid by April 26, 2022, while Bidder B’s offer price was considered to be too low to warrant further negotiation.
Following the April 23 meeting, the Company’s chief executive officer had a discussion with representatives of each of Brookfield and Bidder A in which he encouraged each of them to improve its offer price. He also proposed that Brookfield reduce its proposed Company termination fee, increase its proposed reverse termination fee and eliminate the requirement for the Company to reimburse up to $20 million of Brookfield’s expenses if the Company’s stockholders did not approve a transaction. Each of Brookfield and Bidder A was instructed to submit a revised proposal by April 26, 2022.
On April 26, 2022, Brookfield submitted a revised proposal in which it increased the merger consideration to $6.75 per share of common stock and increased the reverse termination fee to either $100 million or, if the Company had no specific performance remedy, $130 million. Brookfield requested a one-week exclusivity period to negotiate the terms of a definitive merger agreement. Bidder A did not submit a revised proposal.
On April 28, 2022, our board of directors held a meeting to discuss the sale process. Representatives of management, Morgan Stanley and Clifford Chance were present. Representatives of Morgan Stanley reported on the second round of bidding. Representatives of Morgan Stanley also reviewed with the directors, among other things, the current state of the travel and lodging industry. Representatives of Clifford Chance reviewed the material terms of the final proposals from Brookfield and Bidder A. The directors engaged in a discussion of the proposals. Our board of directors concluded that the offer price of $6.75 per share of common stock was acceptable, subject to the finalization of other material terms on an acceptable basis, and authorized management to enter into a one-week exclusive negotiating period with Brookfield and seek to finalize the terms of a definitive agreement. Our board of directors also authorized management to engage in discussions with Brookfield with respect to retention and severance arrangements.
Following the April 28 meeting, representatives of Morgan Stanley advised Brookfield that the Company was willing to enter into a one-week exclusive negotiating period. Representatives of Brookfield confirmed that Brookfield was willing to move forward on that basis. On April 29, 2022, Brookfield and the Company entered into an exclusivity agreement.
From April 29, 2022 to May 6, 2022, representatives of Clifford Chance and Fried, Frank, Harris, Shriver & Jacobson LLP (“Fried Frank”), counsel to Brookfield, exchanged drafts of the merger agreement and related transaction documents. Representatives of Clifford Chance and Fried Frank had several calls to resolve open issues on the draft merger agreement and, thereafter, continued to exchange further revised drafts of the merger agreement and related transaction documents. During that time, the key issues negotiated with Brookfield with respect to the draft merger agreement and related agreements included, among other things, the representations and warranties to be made by the parties, the restrictions on the conduct of our business until completion of the transaction, the conditions to completion of the mergers, our ability to participate in discussions or negotiations with third parties relating to unsolicited acquisition proposals, the outside date after which either party may terminate the merger agreement, the remedies available to the parties, the circumstances in which expense reimbursement would be payable by the Company, the amounts of the termination payments and expense reimbursement, the treatment of employees and implementation of retention and severance arrangements, and a term sheet for a potential advisory agreement requested by Brookfield with Watermark Capital Partners, LLC (“Watermark Capital Partners”), which owns a 1.0% capital interest in the Partnership and is 100% owned by Mr. Michael Medzigian, our Chief Executive Officer. In addition, the Company advised Brookfield that its $6.75 per share offer price should be adjusted as between the Class A common stock and the Class T common stock to account for the remaining amount of the stockholder servicing and distribution fees allocated to the Class T common stock (the “Paid Broker Dealer Fees”), resulting in merger consideration of $6.768 per share of Class A common stock and $6.699 per share of Class T common stock.
On May 5, 2022, our board of directors held a meeting to discuss the final terms of the proposed transaction with Brookfield. Representatives of management, Morgan Stanley and Clifford Chance were present. Representatives of Venable LLP, special Maryland counsel to the Company, also were present and reviewed with our board of directors the directors’ duties in connection with a potential sale of the Company. Our board of directors also discussed (1) proposed retention and severance arrangements to motivate and retain employees and officers through the closing of the merger and for a period of time thereafter and (2) the other interests of management in the mergers. Management and the representatives of Morgan Stanley and Clifford Chance updated our board of directors on the discussions with Brookfield since the last board meeting and described the changes in Brookfield’s offer, noting, among other things, the following: the per share merger consideration was adjusted as between the Class A common stock and Class T common stock, the reverse termination fee was increased from $130 million to $150 million, and the expense reimbursement was reduced from $20 million to $10 million. Representatives of Clifford Chance also provided a presentation to our board of directors regarding the terms of the merger agreement and related transaction documents.
Representatives of Morgan Stanley next reviewed the financial analyses supporting its fairness opinion. After discussion among our board of directors, representatives of Morgan Stanley delivered to our board of directors an oral opinion, subsequently confirmed by the delivery of a written opinion, dated May 6, 2022, to our board of directors to the effect that, as of such date and based upon and subject to the assumptions made, procedures followed, factors considered and limitations and qualifications on the review undertaken by Morgan Stanley as described in Morgan Stanley’s written opinion, and taking into account the Paid Broker Dealer Fees, both (a) the merger consideration of $6.768 per share to be received by holders of the Class A common stock and (b) the merger consideration of $6.699 per share to be received by holders of the Class T common stock (other than holders of excluded common shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders of the Company’s common stock.
After further discussion of the merits of the mergers, and taking into account the various factors described below in greater detail under the section entitled “—Reasons for the Merger,” including our board of directors’ belief that the mergers are more favorable to our stockholders than other strategic transactions available to us, including remaining as an independent public company and listing our common stock, our board of directors voted unanimously to adopt resolutions which, among other things, determined and declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of the Company and its stockholders, authorized and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement, and directed that the approval of the merger be submitted for consideration by the holders of common stock of the Company.

During the course of the day on May 6, 2022, the parties finalized the transaction documents and a proposed form of press release announcing the execution of the merger agreement. Subsequently on May 6, 2022, the Company, the Partnership and affiliates of private real estate funds managed by affiliates of Brookfield executed the merger agreement and all signatories to the equity commitment letter, debt commitment letter (and related fee letter) and limited guarantee executed such agreements.
In the afternoon of May 6, 2022, we issued a press release announcing the execution of the merger agreement.
Reasons for the Merger
In reaching the unanimous decision to (1) determine and declare that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of the Company and its stockholders, (2) authorize and approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, and (3) direct that the approval of the merger be submitted for consideration by the holders of common stock at the special meeting, our board of directors consulted with members of our management, as well as our financial and legal advisors, and considered a number of factors, including the following material factors which our board of directors viewed as supporting its decision:
•
we conducted a thorough and diligent process, inviting approximately 64 potential bidders to participate in the process, of which 27 potential bidders executed confidentiality agreements with the Company in order to conduct due diligence, and only Brookfield, Bidder A and Bidder B engaged in significant negotiations with us during the 2022 process;

•
at the conclusion of the sale process, Brookfield’s offer price was the highest received by the Company;

•
our board of directors’ belief that, in light of our thorough and diligent sale process, the feedback we received from participants in the process regarding their ability to pay sufficiently attractive merger consideration and the definitive proposals submitted by Brookfield and Bidder A, it was unlikely that any other party would be willing to acquire the Company in an all-cash transaction for common stock merger consideration in excess of the consideration offered to be paid by Brookfield, and that further extending the deadline for proposals or otherwise soliciting other potential buyers would not yield proposals of greater value or with increased certainty of closing;

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the merger consideration is a fixed cash amount, providing our stockholders with certainty of value and liquidity immediately upon the closing of the merger, in comparison to the risks, uncertainties and longer potential timeline for realizing equivalent value from our standalone business plan or other possible strategic alternatives such as asset sales or a third-party capital investment;

•
the merger consideration was the result of arm’s-length negotiations between us and Brookfield, including price increases from the price in Brookfield’s initial indication of interest received on April 20, 2022, of $6.54 per share of our common stock, and our board of directors’ belief that the merger consideration represented the highest price that Brookfield was willing to pay;

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the common stock merger consideration represents a premium of more than 7.5% over our most recently published estimated NAVs of $6.29 per share of Class A common stock and $6.22 per share of Class T common stock, based on shares outstanding as of December 31, 2021;

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our board of directors’ knowledge of our business, operations, financial condition, earnings and prospects, as well as knowledge of the current and prospective environment in which we operate, including uncertainties relating to the resurgence of variants of COVID-19, inflation, predictions of a recession, increasing financing costs, stock market declines, and the fact that interest rates have begun to rise and are expected to continue to rise;

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the risks and uncertainties of remaining as an independent public company and being able to raise new equity capital, reduce leverage, expand our portfolio through acquisitions, and resume paying dividends and redeeming shares;

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the belief that the merger is more favorable to our stockholders than other strategic alternatives available to us, including remaining as an independent public company and listing our common stock on a national securities exchange, the feasibility of such alternatives and the significant risks and uncertainties associated with pursuing such alternatives;

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the high probability that the merger would be completed based on, among other things, Brookfield’s substantial available capital, proven ability to complete large acquisition transactions and extensive experience in the real estate industry, the lack of a financing condition, and the $150 million Parent termination fee payable to us if the merger agreement is terminated in certain circumstances, which payment is guaranteed by the Sponsors;

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the terms and conditions of the merger agreement, which were reviewed by our board of directors with our financial and legal advisors, and the fact that such terms were the product of arm’s-length negotiations between the parties;

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the oral opinion of Morgan Stanley rendered to our board of directors, which was subsequently confirmed in writing by the delivery of a written opinion, dated May 6, 2022, to our board of directors, that as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, and taking into account the Paid Broker Dealer Fees, both the per Company A share merger consideration to be received by the holders of Class A common stock and the per Company T share merger consideration to be received by the holders of Class T common stock (in each case, other than the excluded common shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders of the Company’s common stock (as more fully described in the section entitled “—Opinion of Our Financial Advisor—Opinion of Morgan Stanley & Co. LLC”);

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our ability under the merger agreement, in response to unsolicited competing proposals, to furnish information to, and conduct negotiations with, third parties in certain circumstances;

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the fact that the $50 million Company termination fee payable by us in certain circumstances was viewed by our board of directors, after consultation with our financial advisor and our outside legal advisor, as reasonable and not likely to preclude any other party from making a competing proposal;

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our board of directors’ ability, under certain circumstances, to (i) withhold, withdraw, modify or qualify its recommendation that our stockholders approve the merger proposal, subject to payment of the $50 million Company termination fee if the Parent Entities elect to terminate the merger agreement in such circumstance, or (ii) terminate the merger agreement in order to enter into a definitive agreement providing for the implementation of a superior proposal, subject to payment of the $50 million Company termination fee; and

•
the fact that the merger would be subject to the stockholder approval, and holders of our common stock would be free to reject the merger by voting against the merger for any reason, including if a higher offer were to be made prior to the special meeting (although we may be required to pay the $50 million Company termination fee under certain circumstances if we subsequently were to enter into a definitive agreement relating to, or to consummate, a competing proposal and we may be required to reimburse Brookfield for up to $10 million of expenses).

Our board of directors also considered the following potentially negative factors in its consideration of the merger agreement, the merger and the other transactions contemplated by the merger agreement:
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our inability to solicit competing proposals and the possibility that the $50 million Company termination fee payable upon the termination of the merger agreement could discourage other potential bidders from making a competing proposal to acquire the Company;

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following the merger, we will no longer exist as an independent public company and our existing stockholders will not participate in any future earnings or growth that we might have achieved on a standalone basis or as a combined company;

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the risk that an alternative transaction or different strategic alternative potentially could be more beneficial to our stockholders than the proposed merger with Brookfield;

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the merger might not be consummated in a timely manner or at all, due to a failure of certain conditions precedent to the closing of the merger, including the risk that our stockholders do not approve the merger proposal;

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the possibility that we will have to reimburse Brookfield for up to $10 million of expenses if our stockholders do not approve the merger at the special meeting or any postponement or adjournment thereof;

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if any of the Parent Entities, Merger Sub I or Merger Sub II fails, or threatens to fail, to satisfy its obligations under the merger agreement, we are not entitled to specifically enforce the merger agreement, the equity commitment letter or the debt commitment letter, and if the merger agreement is terminated in certain circumstances, our sole and exclusive remedy for losses or damages suffered by us or by our affiliates or representatives, in connection with the merger agreement and the transactions contemplated by the merger agreement, would be limited to receipt of the $150 million Parent termination fee (the payment of which is guaranteed by the Sponsors), other than certain litigation expenses in enforcing our right to the Parent termination fee and certain indemnification and reimbursement rights;

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the restrictions on the conduct of our business prior to the completion of the merger, which could delay or prevent us from undertaking business opportunities that may arise pending completion of the merger;

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an all-cash merger would be taxable to our stockholders for U.S. federal income tax purposes;

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under Maryland law, our stockholders are not entitled to appraisal rights, dissenters’ rights or similar rights of an objecting stockholder in connection with the merger;

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the significant costs involved in connection with the preparation, negotiation, execution, and performance of the merger agreement, the merger and the other transactions contemplated by the merger agreement, the substantial time and effort of management required to consummate the merger, and the related disruptions to the operation of our business;

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the announcement and pendency of the transactions contemplated by the merger agreement, or the failure to complete the merger, may have an adverse impact on our employees and our existing and prospective business relationships with third parties; and

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some of our directors and executive officers have certain interests in the merger and the other transactions contemplated by the merger agreement, that are different from, or in addition to, the interests of our stockholders generally (see “—Interests of Our Directors and Executive Officers in the Merger”).

The foregoing discussion of the factors considered by our board of directors is not intended to be exhaustive but rather includes the material factors considered by our board of directors. In reaching the unanimous decision to authorize and approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, our board of directors did not quantify or assign any relative weights to, and did not make specific assessments of, the factors considered, and individual directors may have given different weights to different factors. Our board of directors did not reach any specific conclusion with respect to any of the factors or reasons considered.
The foregoing discussion of the factors is not presented in any order of priority. The explanation of the factors and the reasoning set forth above contain forward-looking statements and should be read in conjunction with the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”
Recommendation of Our Board of Directors
Our board of directors has unanimously:
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determined and declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of the Company and its stockholders;

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authorized and approved the merger agreement, the merger and the other transactions contemplated by the merger agreement; and

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directed that the approval of the merger be submitted for consideration by the holders of common stock at the special meeting.

Our board of directors recommends that you vote “FOR” the merger proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.
Unaudited Prospective Financial Information
We do not, as a matter of course, make public projections as to future performance due to, among other things, the inherent difficulty of predicting financial performance for future periods and the likelihood that the underlying assumptions and estimates may not be realized. However, in connection with our evaluation of potential strategic alternatives and specifically the merger, our management prepared certain forward-looking financial projections for the Company on a consolidated basis for fiscal years ending December 31, 2022, through December 31, 2026 (the “Company financial projections”).
The following table summarizes the Company financial projections that were provided to our board of directors, to certain bidders, including Brookfield, and to Morgan Stanley, and which our board of directors directed Morgan Stanley to use and rely upon in connection with Morgan Stanley’s financial analysis and opinion rendered to our board of directors, as described in the section entitled “ —Opinion of Our Financial Advisor.”
	Fiscal Year Ending December 31,
(in millions)	2022E	2023E	2024E	2025E	2026E
Hotel EBITDA(1)	$224	$279	$302	$319	$343
Net Operating Income(2)	188	238	259	274	295
Corporate EBITDA(3)	192	245	268	283	307
Unlevered Free Cash Flow(4)	150	215	211	213	277

(1)
Hotel EBITDA is a non-GAAP financial measure and was calculated as net income (calculated in accordance with GAAP) before interest, provision for / benefit from income taxes, depreciation and amortization, gains / losses from sales of real estate, gains / losses on property related insurance claims, losses on extinguishment of debt, impairment charges, transaction costs, non-cash amortization of operating lease right-of-use assets, deferred franchise costs, deferred key money, corporate general and administrative expenses and other owner related costs; adjusted for WLT’s pro rata share of joint venture interests.

(2)
Net Operating Income is a non-GAAP financial measure and was calculated as Hotel EBITDA less furniture fixtures and equipment reserves (“FF&E”) at WLT’s pro rata ownership share.

(3)
Corporate EBITDA is a non-GAAP financial measure and was calculated as Hotel EBITDA less corporate general and administrative expenses.

(4)
Unlevered Free Cash Flow is a non-GAAP financial measure and was calculated as Corporate EBITDA less capital expenditure spend at WLT’s pro rata ownership share.

Important Information About the Company Financial Projections
The Company financial projections are included solely to give our stockholders access to certain information that was made available to our board of directors, Morgan Stanley and certain bidders, including Brookfield, and used by Morgan Stanley in connection with its financial analysis and fairness opinion. The Company financial projections have not been updated following April 11, 2022, to reflect our current views of our future financial performance, and they should not be treated as guidance with respect to projected results for the fiscal year ending December 31, 2022, or any other period. The Company financial projections are subjective in many respects and were prepared solely for our internal use, to assist prospective bidders in connection with their due diligence review, and for Morgan Stanley for use in connection with its financial analysis and fairness opinion. The Company financial projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, or accounting principles generally accepted in the United States of America (“GAAP”). Our independent registered public accounting firm has not compiled, examined, audited, or performed any procedures with respect to the Company financial projections and has not expressed any opinion or any other form of assurance regarding this information or its achievability. The inclusion of the Company financial projections in this proxy statement does not constitute an admission or representation by us that the information is material.

The above financial data were not prepared in accordance with GAAP. Hotel EBITDA, Net Operating Income, Corporate EBITDA, and Unlevered Free Cash Flow are non-GAAP financial measures that we use in analyzing our financial results and believe that they enhance investors’ understanding of our financial performance and the comparability of our results to prior periods. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Our calculation of non-GAAP financial measures may differ from others in the industry and Hotel EBITDA, Net Operating Income, Corporate EBITDA, and Unlevered Free Cash Flow are not necessarily comparable with similar titles used by other companies. Reconciliations of non-GAAP financial measures were not relied upon by Morgan Stanley for purposes of its opinion to our board of directors (as described below in the section entitled “—Opinion of Our Financial Advisor”) or by our board of directors or Brookfield in connection with their consideration of the merger. Accordingly, we have not provided a reconciliation of the non-GAAP financial measures included in the Company financial projections.
In the view of our management, the Company financial projections were prepared on a reasonable basis reflecting management’s best available estimates and judgments regarding our future financial performance at the time they were prepared.
The Company financial projections, while presented with numerical specificity, were based on numerous variables, estimates and assumptions that necessarily involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions, all of which are difficult or impossible to predict and many of which are beyond our control. The Company financial projections were developed under the assumption of continued standalone operation, do not take into account any circumstances, transactions or events occurring after the date on which the Company financial projections were prepared and do not give effect to any changes or expenses as a result of the merger or any effects of the merger. Further, the Company financial projections do not take into account the effect of any failure of the merger to be consummated and should not be viewed as accurate or continuing in that context. The Company financial projections also reflect assumptions as to certain business decisions that are subject to change. Given that the Company financial projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. Important factors that may affect actual results and the achievability of the Company financial projections include, but are not limited to, local market conditions, general economic conditions and disruptions in the financial, debt, capital, credit or securities markets, developing industry dynamics, competition, our ability to obtain financing, development and redevelopment costs, changes in business strategy and those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K, as updated by subsequent Quarterly Reports on Form 10-Q and other reports filed with the SEC. For additional information on factors that may cause our future financial results to materially vary from the projections summarized above, see the section entitled “Cautionary Statement Regarding Forward-Looking Statements.”
The Company financial projections also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for our business, changes in general business or economic conditions, certain accounting assumptions, timing of business investments, changes in actual or projected cash flows, competitive pressures and changes in tax or other laws or regulations or any other transaction or event that has occurred or that may occur and that was not anticipated when the Company financial projections were prepared. In addition, the Company financial projections may be affected by our ability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, actual results will differ, and may differ materially, from those contained in the Company financial projections. The Company financial projections should be evaluated, if at all, in conjunction with the historical financial statements and other information contained in our public filings with the SEC. There can be no assurance that the financial results in the Company financial projections will be realized or that future actual financial results will not materially vary from those estimated in the Company financial projections.
The inclusion of the Company financial projections and accompanying narrative in the tables above should not be regarded as an indication that the Company, Brookfield, our or its respective affiliates, or our, its or their respective officers, directors, advisors or other representatives, consider the Company financial projections to be necessarily predictive of actual future events, and this information should not be relied upon as such. None of the Company, Brookfield, our or its respective affiliates, or our, its or their respective officers, directors, advisors or other representatives, gives any of our stockholders or any other person any assurance that actual results will not differ materially from the Company financial projections; and the Company, Brookfield, our and its respective affiliates, and our, its and their respective officers, directors, advisors and other representatives, undertake no obligation to update or otherwise revise or reconcile the Company financial projections to reflect circumstances existing after the dates on which the Company financial projections were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the Company financial projections are shown to be in error or are no longer appropriate. Some or all of the assumptions that have been made in connection with the preparation of the Company financial projections may have changed since the date the Company financial projections were prepared. These considerations should be taken into account in reviewing the Company financial projections. None of the Company, our affiliates, or our or their respective officers, directors, advisors or other representatives, has made or makes any representation to any of our stockholders regarding our ultimate performance compared to the information contained in the Company financial projections or that the Company financial projections will be achieved.
In light of the foregoing factors and the uncertainties inherent in the Company financial projections, our stockholders are cautioned not to place undue, if any, reliance on the Company financial projections.
Opinion of Our Financial Advisor
Opinion of Morgan Stanley & Co. LLC
The Company retained Morgan Stanley to provide it with financial advisory services in connection with a possible strategic transaction, and, if requested by the Company, a financial opinion with respect thereto. The Company selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation in the Company’s sector and its knowledge of the business and affairs of the Company, and its substantial experience in transactions similar to the merger. Morgan Stanley rendered to the Company’s board of directors at a meeting on May 5, 2022, its oral opinion, which was subsequently confirmed in writing by delivery of a written opinion, dated May 6, 2022, that as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, and taking into account the Paid Broker Dealer Fees (as defined below), both the per Company A share merger consideration to be received by the holders of Class A common stock and the per Company T share merger consideration to be received by the holders of Class T common stock (in each case, other than the excluded common shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders of the Company’s common stock.
The full text of the written opinion of Morgan Stanley, dated May 6, 2022, is attached to this proxy statement as Exhibit B and hereby incorporated by reference into this proxy statement in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. Stockholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley’s opinion is directed to the Company’s board of directors and addresses only the fairness of the consideration to be received by the holders of the Company’s Class A common stock and Class T common stock, from a financial point of view, to such holders of the Company’s common stock as of the date of the opinion. The summary of Morgan Stanley’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Morgan Stanley’s engagement and its opinion were for the benefit of our board of directors (in its capacity as such), and Morgan Stanley’s opinion was rendered to our board of directors in connection with its evaluation of the merger. Morgan Stanley’s opinion does not address any other aspect of the transactions contemplated by the merger agreement and was not intended to, and does not, constitute a recommendation to any stockholder as to how such stockholder should vote or act at the special meeting to be held or in connection with any of the transactions contemplated by the merger agreement.

For purposes of rendering its opinion, Morgan Stanley, among other things:
•
reviewed certain publicly available financial statements and other business and financial information of the Company;

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reviewed certain internal financial statements and other business, financial and operating data concerning the Company;

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reviewed certain financial projections prepared by the management of the Company;

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discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

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reviewed information relating to certain strategic, financial and operational benefits anticipated from the merger, prepared by the management of the Company;

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discussed the past and current operations and financial condition and the prospects of the Company, including information relating to certain strategic, financial and operational benefits anticipated from the merger, with senior executives of the Company;

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compared the financial performance of the Company with that of certain other publicly traded companies comparable with the Company, and their securities;

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reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

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participated in certain discussions and negotiations among representatives of the Company and the Parent Entities and their financial and legal advisors;

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reviewed the merger agreement, the draft commitment letters from certain lenders and financing sources substantially in the form of the drafts dated April 19, 2022 and April 20, 2022, respectively, and certain related documents; and

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performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by the Company and formed a substantial basis for its opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the mergers, Morgan Stanley assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. In addition, Morgan Stanley assumed that the mergers would be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions, including among other things, that the Parent Entities would obtain financing in accordance with the terms of the commitment letters, and that the definitive merger agreement would not differ in any material respect from the May 5, 2022 draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed mergers, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed mergers. Morgan Stanley relied upon, without independent verification, the assessment by the management of the Company of: (i) the strategic, financial and other benefits expected to result from the mergers; and (ii) the timing and risks associated with the integration of the Company and the Parent Entities. Morgan Stanley did not express any view on, and the opinion did not address, any other term or aspect of the merger agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection therewith, including, without limitation, any terms, aspects or implications of any related transactions. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of the Company and their legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to be received by any of the Company’s officers, directors or employees, or any class of such persons, relative to the consideration to be received by the holders of shares of the Company’s common stock (other than the holders of the excluded common shares). Morgan Stanley also expressed no opinion as to the relative or standalone fairness of any portion of the consideration to be received by holders of any separate class of Company’s common stock. In addition, Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the consideration to be received pursuant to the merger agreement by holders of restricted stock units in the Company, Series B preferred stock of the Company, Class A OP units of the Partnership, or any other equity interests of the Company or the Partnership, except for the holders of shares of Company’s common stock (other than the holders of the excluded common shares). Morgan Stanley was advised by the Company that the Company has operated in conformity with the requirements for qualification as a REIT for U.S. federal income tax purposes since its formation as a REIT and Morgan Stanley assumed that the mergers would not adversely affect such status or operations of the Company. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of the Company, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market, tax and other conditions as in effect on, and the information made available to them as of, May 6, 2022. Events occurring after May 6, 2022 may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm this opinion.
Summary of Financial Analyses of Morgan Stanley
The following is a summary of the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter to the Company’s board of directors dated May 6, 2022. The following summary is not a complete description of the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion. Furthermore, mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using the data referred to below.
For purposes of Morgan Stanley’s opinion and the analyses described below, the Company advised Morgan Stanley that the Company had paid distribution and servicing fees to broker dealers on behalf of the holders of Class T common stock in an amount equal to approximately $4,198,641 (the “Paid Broker Dealer Fees”), and as a result of the reimbursement of such Paid Broker Dealer Fees to the Company, the per Company T share merger consideration was less than the per Company A share merger consideration by $0.069 per share. For additional information relating to the adjustment to the per share merger consideration relating to fees attributable to the Class T common stock, see the section entitled “Questions and Answers About the Special Meeting and the Merger.”
Net Asset Value Analysis
Morgan Stanley analyzed the value of the Company as a function of the net value of its assets. Morgan Stanley based its net asset value analysis on our management’s publicly disclosed estimates of net asset value as of December 31, 2021. Morgan Stanley calculated the estimated net asset value per share of the Company’s common stock based on the published appraisal performed by CBRE Hotels and estimates of the fair market value of Company debt provided by Robert A. Stanger & Co. As discussed and agreed with Company management, Morgan Stanley adjusted such estimated net asset value per share to account for exercising the call option that will allow the Company to purchase warrants, Class A OP units received upon exercise of warrants, and shares of Class A common stock issued upon redemption of such Class A OP units. Additionally, Morgan Stanley separately calculated an adjusted estimated net asset value per share that deducted the estimated costs required to consummate the transactions (based on the Parent Entities’ cost estimate of approximately $143 million). An implied per share equity value reference range for the Company was then calculated based on the range of net asset values derived from such analyses divided by the number of fully diluted shares of Company common stock outstanding. These analyses indicated the following implied per share equity value reference ranges for each share of Company common stock:
Implied Per Share Equity Value Reference Range
Published NAV	$6.29 per share of Class A common stock $6.22 per share of Class T common stock
Adjusted NAV	$6.50 per share of common stock (blended)
Adjusted NAV Net of Transaction Costs	$5.89 per share of common stock (blended)

Discounted Cash Flow Analysis
Morgan Stanley performed a discounted cash flow analysis on the Company, which is designed to provide an implied value of a company by calculating the present value of the estimated future unlevered free cash flows and the terminal value of the company. Morgan Stanley calculated a range of per share equity values as of September 30, 2022 for the shares of the Company’s common stock. Morgan Stanley used estimates from the Company’s financial forecasts for purposes of its discounted cash flow analysis, as more fully described below.
Morgan Stanley first calculated the estimated unlevered free cash flows for the stub period from September 30, 2022 through fiscal year 2022 and fiscal years 2023 through 2026, and a terminal year of 2027 (determined in accordance with the Company’s model) (the “Unlevered Free Cash Flow”), which it calculated by deducting from Corporate EBITDA for each such fiscal year net capital expenditures and making certain further investment adjustments. The estimates of Unlevered Free Cash Flow were based on the Company’s financial forecasts.
Morgan Stanley then discounted the estimated Unlevered Free Cash Flow to present value as of September 30, 2022, using rates based on Morgan Stanley’s judgment of the estimated range of the Company’s weighted average cost of capital of 8.7% to 9.5%, to derive ranges of implied enterprise values for the Company. From the ranges of implied enterprise values, Morgan Stanley then deducted the Company’s projected net debt of approximately $1.732 billion as of September 30, 2022, the liquidation value of preferred equity, and the proposed amount required for exercising the call option that will allow the Company to purchase warrants, Class A OP units received upon exercise of warrants, and shares of Class A common stock issued upon redemption of such Class A OP units, to arrive at a range of implied equity values for the Company, which implied equity values were subsequently divided by the number of fully diluted shares of the Company’s common stock to derive a range of implied share prices as of September 30, 2022, which ranges were adjusted to reflect sensitizing incremental projected capital expenditure spend during the period analyzed that could be required to maintain and improve performance based on third party data sources and guidance from the Company’s management.
This analysis implied the following ranges of per share equity value for the Company’s common stock:
	Exit Multiple	WACC	Implied Per Share Equity Value of Company Common Stock
Discounted Cash Flow	11.7x–13.0x	8.7%–9.5%	$6.03–$7.70
Discounted Cash Flow Adjusted for Incremental CapEx	11.7x–13.0x	8.7%–9.5%	$5.41–$7.08
Public Trading Comparables Analysis
Morgan Stanley performed a public trading comparables analysis, which is designed to provide an implied trading value of a company by comparing it to selected companies with similar characteristics to the Company. Morgan Stanley reviewed and compared certain financial information of the Company with publicly available information, including publicly available market multiples, for a group of selected companies to derive an implied equity value reference range for the Company. Morgan Stanley chose the following companies based on, among other things, knowledge of the lodging REIT industry and the similarity of the applicable target companies in the transactions to the company with respect to company portfolio, size, asset type, asset quality and geographic exposure and other characteristics that Morgan Stanley deemed relevant.
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DiamondRock Hospitality Company (NYSE: DRH)

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Hersha Hospitality Trust (NYSE: HT)

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Host Hotels & Resorts, Inc. (NASDAQ: HST)

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Park Hotels & Resorts Inc. (NYSE: PK)

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Pebblebrook Hotel Trust (NYSE: PEB)

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Sunstone Hotel Investors, Inc. (NYSE: SHO)

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Xenia Hotels & Resorts, Inc. (NYSE: XHR)

For each of the following analyses performed by Morgan Stanley, financial and market data for the group of selected companies were based on the most recent publicly available information and Street consensus estimates. Morgan Stanley also analyzed for each of these companies the premium or discount represented by the ratio of share price to Street consensus estimated net asset value per share.
With respect to the group of selected companies, the information Morgan Stanley presented included:
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multiple of aggregate value to estimated EBITDA for 2022 (“Adj. AV / 2022E EBITDA”);

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multiple of aggregate value to estimated EBITDA for 2023 (“Adj. AV / 2023E EBITDA”); and

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premium / discount to research consensus net asset value (“NAV Premium / (Discount)”).

	Selected Companies’ Top Quartile	Selected Companies’ Mean	Selected Companies’ Bottom Quartile
Adj. AV / 2022E EBITDA	17.5x	16.8x	16.0x
Adj. AV / 2023E EBITDA	13.5x	13.1x	12.6x
NAV Premium / (Discount)	(15.0%)	(18.6%)	(23.3%)
For purposes of this analysis, Morgan Stanley utilized estimated EBITDA for 2022 and 2023 based on the Company’s financial projections and publicly reported NAV as of December 31, 2021. The multiples and premium or discount to NAV for each of the selected companies were calculated using their respective closing prices on April 29, 2022. Based on the analysis of the relevant metrics for each of the selected peer REITs, Morgan Stanley selected a range of multiples and percentages based on top and bottom quartiles and applied this range of multiples and percentages to the relevant financial statistics for the Company to derive separate implied per share equity value references ranges for the Company common stock.
Morgan Stanley estimated the implied per share equity value of the Company’s common stock as of September 30, 2022, as follows:
	Multiple Statistic / Percentage Range	Implied Per Share Equity Value of Company Common Stock
Adj. AV / 2022E EBITDA	16.0x–17.5x	$4.96–$6.18
Adj. AV / 2023E EBITDA	12.6x–13.5x	$5.00–$5.95
NAV Premium / (Discount)	(23.3%)–(15.0%)	$4.99–$5.52
No company utilized in the comparable company analysis is identical to the Company. In evaluating the group of selected companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the Company’s control, such as the impact of competition on the business of the Company or the industry generally, industry growth and the absence of any material adverse change in the financial condition and prospects of the Company or the industry or in the financial markets in general. Mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using comparable company data.
Select Precedent M&A Transactions Analysis
Using publicly available information, Morgan Stanley reviewed the terms of selected precedent (i) transactions with a deal value in excess of $500 million announced since 2015, in which the targets were lodging REITs that operate in and/or were exposed to similar lines of business as the Company, and (ii) privatizations of publicly traded U.S. REITs with deal value in excess of $500 million since 2010. The following table sets forth the selected transactions considered, including their respective dates of announcement:

Select Precedent M&A Transactions
Acquiror/Target	Announcement Date	Deal Type
Park Hotels & Resorts Inc. / Chesapeake Lodging Trust	May 2019	Public M&A
Pebblebrook Hotel Trust / LaSalle Hotel Properties	September 2018	Public M&A
RLJ Lodging Trust / FelCor Lodging Trust Incorporated	April 2017	Public M&A
Bluesky Hotels and Resorts Inc. / InnVest Real Estate Investment Trust	May 2016	Take Private
Blackstone Real Estate Advisors / Strategic Hotels & Resorts, Inc.	September 2015	Take Private
Morgan Stanley reviewed for each of the transactions listed above for the multiple of aggregate value over next twelve months EBITDA. Financial data of the selected transactions were based on publicly available Street consensus estimates, public filings and other publicly available information at the time of the relevant transaction announcement. Morgan Stanley selected the 25th and 75th percentiles of multiples for the relevant transactions and applied these ranges of multiples to the relevant financial statistics for the Company to estimate the implied per share equity value of shares of the Company’s common stock as of March 31, 2022 and September 30, 2022.
The following presents the results of this analysis:
	Multiple Statistic Range	Implied Per Share Equity Value of Company Common Stock
AV / NTM EBITDA as of 3/31/2022	14.4x–16.0x	$4.99–$6.46
AV / NTM EBITDA as of 9/30/2022	14.4x–16.0x	$5.91–$7.46
Morgan Stanley also analyzed the premium or discount to Street consensus net asset values for precedent REIT take-private transactions with deal value in excess of $500 million since 2010. For purposes of this analysis, Morgan Stanley adjusted the reported net asset values of the Company to adjust for the proposed execution of the call option of outstanding Company warrants. The resulting average implied premiums and discounts to NAV from the precedent privatization transactions were applied to the Company’s Adjusted NAV, resulting in the following range of implied per share equity values of shares of the Company’s common stock as of September 30, 2022:
	Percentage Range	Implied Per Share Equity Value of Company Common Stock
P / (D) to Consensus NAV (Applied to Company Adjusted NAV)	(3.2%)–9.3%	$6.29–$7.10
No company or transaction utilized as a comparison in the selected precedent transactions analysis is identical to the Company, nor are the transactions identical to the transactions contemplated by the merger agreement. In evaluating the transactions listed above, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the Company’s control, such as the impact of competition on the business of the Company or the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the Company or the industry or in the financial markets in general, which could affect the value of the Company and the aggregate value of the transactions to which the merger is being compared. Accordingly, mathematical analysis, such as determining the average or median, is not in itself a meaningful method of using comparable transaction data.
General
Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of the Company. In performing its analyses, Morgan Stanley made numerous assumptions with regard to industry performance, general business, regulatory, economic, market and financial conditions and other matters which are beyond the Company’s control. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness of the per Company A share merger consideration to be received by the holders of the Company’s Class A common stock and the per Company T share merger consideration to be received by the holders of Class T common stock, from a financial point of view, to such holders of the Company’s common stock as of the date of the opinion, and in connection with the delivery of its opinion as of May 6, 2022, to the Company’s board of directors. These analyses do not purport to be appraisals of the shares of Company common stock. Morgan Stanley expressed no opinion or recommendation as to how the Stockholders of the Company should act or vote at the special meeting to be held or in connection with any of the transactions contemplated by the merger agreement.
The consideration was determined through arm’s-length negotiations between the Company and the Parent Entities and was approved by the Company’s board of directors. Morgan Stanley provided advice to the Company during these negotiations but did not, however, recommend any specific form, mix or amount of consideration to the Company, or that any specific form, mix or amount of consideration constituted the only appropriate consideration for the merger. Morgan Stanley’s opinion did not address the relative merits of the merger as compared to any alternative business transaction, or other alternatives, and expressed no opinion as to the relative or standalone fairness of any portion of the consideration to the holders of any separate class of the Company’s common stock.
Morgan Stanley’s opinion and its presentation to the Company’s board of directors was one of many factors taken into consideration by the Company’s board of directors in deciding to adopt and approve the merger agreement, the merger and the other transactions contemplated thereby. See the section entitled “Reasons for the Merger.” Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Company’s board of directors with respect to the consideration to be received by holders of shares of the Company’s common stock pursuant to the merger agreement or of whether the Company’s board of directors would have been willing to agree to different consideration.
Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with its customary practice. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Company, the Parent Entities, their respective affiliates, or any other company, or any currency or commodity, that may be involved in the merger, or any related derivative instrument.
Under the terms of its engagement letter, as compensation for its services relating to the merger, the Company has agreed to pay Morgan Stanley a fee of up to approximately $37 million in the aggregate, $4 million of which was payable upon announcement of the merger and up to approximately $33 million of which is contingent upon the consummation of the merger. The Company has also agreed to reimburse Morgan Stanley for certain of its expenses incurred in performing its services, including certain fees of outside counsel. In addition, the Company has agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, related to or arising out of Morgan Stanley’s engagement.
During the two years preceding the date of delivery of Morgan Stanley’s written opinion, Morgan Stanley and its affiliates provided financial advisory services to the Company and financial advisory and financing services for the Parent Entities or their respective affiliates and have received fees from the Company of approximately $5–10 million and from the Parent Entities and their affiliates of approximately $35–60 million in connection with such services. Morgan Stanley may also seek to provide financial advisory and financing services to the Parent Entities, the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

Financing
In connection with the closing of the merger and the other transactions contemplated by the merger agreement, the Parent Entities will cause an aggregate of approximately $1.9 billion to be paid to the holders of common stock, Series B preferred stock, RSU awards, warrants and Class A OP units (other than excluded shares). The Parent Entities have informed us that they expect certain of our mortgage loans to be repaid or remain outstanding. As of May 25, 2022, we had approximately $2.0 billion in aggregate principal amount of consolidated indebtedness outstanding, including mortgage loans and mezzanine loans.
In connection with the merger agreement, the Parent Entities have entered into a commitment letter with certain lenders to obtain debt financing in connection with the merger. Also in connection with the merger agreement, the Sponsors have entered into an equity commitment letter to contribute equity to the Parent Entities for the purpose of funding the acquisition costs (including the merger consideration) that are not covered by such debt financing.
The Parent Entities have informed us that in addition to the payment of the merger consideration, the funds to be obtained from the debt and equity financing may be used for purposes such as reserves, the refinancing of certain of our existing debt, funding working capital requirements, and for other costs and expenses related to the financing and the merger. The Parent Entities have informed us that they currently believe that the funds to be borrowed under the potential debt financing would be secured by, among other things, a first priority mortgage lien on certain properties which are wholly owned by us, certain escrows and reserves and such other pledges and security required by the lenders to secure and perfect their interests in the applicable collateral, and that such debt financing would be conditioned on the merger being completed and other customary conditions for similar financings.
The merger agreement does not contain a financing condition or a “market MAC” condition to the closing of the merger. We have agreed to use reasonable best efforts, and to use reasonable best efforts to cause our subsidiaries to use their reasonable best efforts, to cooperate as may be customary and reasonably requested by the Parent Entities to the extent required in connection with the arrangement of debt financing. For more information, see the sections entitled “The Merger Agreement—Certain Other Covenants” and “The Merger Agreement—Conditions to the Merger.”
Interests of Our Directors and Executive Officers in the Merger
In considering the recommendation of our board of directors to vote “FOR” the merger proposal and the other proposals in this proxy statement, our stockholders should be aware that some of our directors and executive officers have certain interests in the merger and the other transactions contemplated by the merger agreement, that are different from, or in addition to, the interests of our stockholders generally. These interests may create potential conflicts of interest. Our board of directors was aware of these interests and considered them, among other matters, in reaching the decision to authorize and approve the merger agreement, the merger and the other transactions contemplated by the merger agreement. These interests are discussed below.
RSU Awards
The merger agreement provides that effective immediately prior to the company merger effective time, each RSU award (whether vested or unvested) granted pursuant to the Company’s 2015 Long-Term Incentive Plan, as amended, outstanding as of immediately prior to the company merger effective time will be cancelled, in exchange for the right to receive an amount in cash equal to (i) the number of shares of Class A common stock subject to the RSU award immediately prior to the company merger effective time multiplied by (ii) the per Company A share merger consideration, less any applicable withholding taxes.
As of May 25, 2022, our executive officers collectively owned 1,512,625 unvested RSU awards. The following table sets forth the number of shares of common stock represented by unvested RSU awards held by our executive officers as of May 25, 2022, as well as the value of those shares based on the per Company A share merger consideration of $6.768 per share of Class A common stock. As of May 25, 2022, none of our directors owned unvested RSU awards. All vested RSU awards have previously been settled by the delivery of shares of Class A common stock.
Name	RSU Awards (#)	Value of RSU Awards ($)
Executive Officers
Michael G. Medzigian	1,303,334	8,820,964.51
Brendan M. Medzigian	108,015	731,045.52
Samuel C. Zinsmaster	101,276	685,435.97

Summary of Terms: Transition Employment
On May 6, 2022, certain members of the Company’s management, including Messrs. Michael Medzigian, Brendan Medzigian and Samuel Zinsmaster, entered into a binding summary of terms with Merger Sub I (the “employment term sheet”). Pursuant to the employment term sheet, Merger Sub I and each of Messrs. Michael Medzigian, Brendan Medzigian and Zinsmaster agreed to negotiate and memorialize in good faith, within 30 days after the date of the employment term sheet, definitive employment terms with the Company (and Brookfield, as applicable) for the duration of the interim period and for a specified period of time following the closing of the mergers.
The employment term sheet contemplates, among other things:
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Existing Retention/Severance.   The Watermark Lodging Trust, Inc. Employee Retention and Severance Plan, effective November 2021 (“retention plan”), in which Messrs. Brendan Medzigian and Zinsmaster each participates pursuant to a participation agreement, effective as of November 11, 2021, will remain in effect as of and following the closing of the mergers. Each such participation agreement provides that each of Messrs. Brendan Medzigian and Zinsmaster will receive:

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“retention benefits” (as defined in the applicable participation agreement) in cash of $550,000 for Mr. Brendan Medzigian and $400,000 for Mr. Zinsmaster—upon the earlier of (i) three months after the closing of the mergers and (ii) a severance-eligible termination and

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“severance amounts” (as defined in the applicable participation agreement) of $866,667 for Mr. Brendan Medzigian and $800,000 for Mr. Zinsmaster as provided for under the existing participation agreements—upon a severance-eligible termination.

The employment agreement, executed October 22, 2019, by and between Michael G. Medzigian and Carey Watermark Investors 2 Incorporated (the “MGM employment agreement”) will be amended to provide that Mr. Michael Medzigian will receive:
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an amount equal to $7,531,875, which is the maximum amount of severance that would be available if his employment were terminated other than for “Cause” (as defined in the MGM employment agreement)—upon a severance-eligible termination.

A “severance-eligible termination” means (1) termination of employment by the Company without “Cause” (as defined in the retention plan or the MGM employment agreement, as applicable), (2) resignation from employment by the applicable individual for “Good Reason” (as defined in the retention plan or the MGM employment agreement, as applicable), or (3) resignation from employment by the applicable individual during the 30-day period following completion of the applicable service obligation (as defined below).
The “service obligation” means, with respect to Messrs. Michael Medzigian and Brendan Medzigian, the three-month period, and with respect to Mr. Zinsmaster, the six-month period, in each case immediately following (i) the closing of the mergers or (ii) the termination of the merger agreement, whichever is earlier.
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Additional Retention/Transaction Bonuses.   As expressly contemplated by the merger agreement, and as disclosed in the disclosure letter delivered in connection therewith, the Company may provide retention compensation and benefits of up to $4 million to employees during the interim period—of which $1.8 million will be allocated to Messrs. Brendan Medzigian and Zinsmaster as described below (in addition to the existing retention and severance amounts described above) and $2.2 million will be allocated to employees other than Messrs. Michael Medzigian, Brendan Medzigian and Zinsmaster. The employment term sheet contemplates that prior to the closing of the mergers, each of Messrs. Brendan Medzigian and Zinsmaster will enter into a retention agreement (each, a “new retention agreement”) that is substantially similar in all material respects to the “retention benefit” provisions of their participation agreements, as amended (as described above). The new retention agreements will provide that Messrs. Brendan Medzigian and Zinsmaster (as applicable) will each receive (in addition to the existing retention and severance amounts described above):

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a retention bonus of $900,000 in cash—within ten days following completion the applicable service obligation.

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280G Gross-up.   Subject to the limitations in the employment term sheet, if the mergers are consummated, the Company will provide a tax gross-up payment to each of Messrs. Michael Medzigian, Brendan Medzigian and Zinsmaster if any of them receives, or will receive, transaction-based payments that trigger excise taxes in connection with the consummation of the transactions contemplated by the merger agreement, under Section 4999 of the Code, the amount of which will be sufficient to put each such individual in the net after-tax position that he would have been in had such excise taxes not become due and payable; provided that the maximum gross-up payment for Mr. Michael Medzigian will be $3 million.

The table below under the section entitled “—Quantification of Potential Payments and Benefits” reflects the amount of severance payments and benefits that our executive officers would be entitled to receive under the applicable employment agreement upon termination of such executive officer’s employment by us without “Cause” or by the executive officer for “Good Reason” following the mergers.
Summary of Terms: Advisory Agreement
On May 6, 2022, Watermark Capital Partners, which is 100% owned by Mr. Michael Medzigian, our Chief Executive Officer, entered into a summary of terms with the Sponsors (the “advisory term sheet”). Pursuant to the advisory term sheet, if the Sponsors in their sole discretion require Watermark Capital Partners to enter into an advisory agreement, the Sponsors and Watermark Capital Partners agree to negotiate and attempt to agree, in good faith prior to the closing of the mergers, to the terms of a definitive advisory agreement.
The advisory term sheet sets forth certain terms and conditions for the potential advisory agreement between Watermark Capital Partners and the Sponsors (or an affiliate thereof) with respect to one or more real estate investment trusts to be formed to hold interests in hotel properties owned, directly or indirectly, by the Company. The advisory term sheet contemplates, among other things: (i) certain services to be provided by Watermark Capital Partners to such REITs relating to such hotel properties; (ii) an initial term of two years and, after one year, the right of each party to terminate the agreement on not less than 60 days’ prior written notice; (iii) an annual fee of $1 million, and reimbursement of Watermark Capital Partners’ reasonable and documented out-of-pocket costs and expenses incurred in performing the services; and (iv) mutual indemnification obligations of Watermark Capital Partners and Brookfield and such REITs.
Indemnification of Our Directors and Executive Officers
The merger agreement provides that from and after the company merger effective time, the Parent Entities will, and will cause the Surviving Company and the Surviving Partnership to, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each of the current or former directors or officers of the Company and our subsidiaries and each fiduciary under the Company’s or any of our subsidiaries’ benefit plans (collectively, the “indemnified persons”), against (i) all losses, expenses (including reasonable attorneys’ fees and expenses), judgments, fines, claims, actions, suits, damages or liabilities or, subject to certain exceptions, amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of actions or omissions occurring at or prior to the company merger effective time (whether asserted or claimed prior to, at or after the company merger effective time), including in connection with the consideration, negotiation and approval of the merger agreement, to the extent that such actions or omissions are based on or arise out of the fact that such indemnified person is or was a director, officer or fiduciary under benefit plans, including any payment by the Surviving Company or the Surviving Partnership on behalf of or advancement to such indemnified person of any expenses incurred by such indemnified person in connection with enforcing any rights with respect to such indemnification and/or advancement (collectively, the “indemnified liabilities”), and (ii) all indemnified liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by the merger agreement (whether asserted or claimed prior to, at or after the company merger effective time), including any expenses incurred by such indemnified person in connection with enforcing any rights with respect to such indemnification and/or advancement.
The merger agreement also requires the Parent Entities to cause the Surviving Company to maintain our officers’ and directors’ liability insurance policies in effect on the date of the merger agreement for at least six years after the closing of the merger (or substitute policies with at least the same coverage and amounts, or “tail” policies on conditions that are no less advantageous than the existing insurance policies). This requirement is subject to a maximum cost of 300% of our current annual premiums paid for such insurance (the “maximum amount”). Also, if the cost of the annual premiums necessary to maintain or procure such insurance coverage exceeds the maximum amount, the Parent Entities and the Surviving Company will procure and maintain the most advantageous policies as can be reasonably obtained for the maximum amount.

Additionally, the merger agreement provides that for at least six years from the company merger effective time, the Surviving Company and the Surviving Partnership will provide to the indemnified persons the same rights to exculpation, indemnification and advancement of expenses that are provided to the indemnified persons under the Company’s and our subsidiaries’ organizational documents in effect as of the date of the merger agreement. The Surviving Company and the Surviving Partnership will assume specified contractual indemnification rights with any of the Company’s or our subsidiaries’ current or former directors, officers or employees pursuant to specified agreements in existence on the date of the merger agreement.
The parties have agreed not to terminate or modify these obligations set forth in the merger agreement regarding indemnified persons in such a manner as to adversely affect such indemnified persons, and these obligations must be assumed by any successor entity to the Surviving Company as a result of any consolidation, merger, dissolution or transfer of all or substantially all of its properties and assets.
Quantification of Potential Payments and Benefits
The table below sets forth the information required by Item 402(t) of Regulation S-K promulgated by the SEC regarding certain compensation which each of our “named executive officers” may receive that is based on or that otherwise relates to the merger. This compensation is referred to as “golden parachute” compensation in Item 402(t) of Regulation S-K. This compensation payable to our named executive officers is subject to a non-binding advisory vote of our common stockholders as described above under the heading “Proposal 2: Advisory Compensation Proposal.”
The amounts in the table below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below. The actual value to be received by our named executive officers may be greater or less than the amounts presented below. The amounts in the table below do not reflect any reduction in payments pursuant to the employment agreements to the extent necessary to prevent any portion of each named executive officer’s merger-related payments and benefits from becoming subject to excise tax by reason of Section 4999 of the Code. For purposes of calculating such amounts, we have assumed, among other things:
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November 7, 2022 (which is the outside date under the merger agreement) as the closing date of the mergers;

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merger consideration of $6.768 per share of Class A common stock and $6.699 per share of Class T common stock; and

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with respect to each of Messrs. Michael Medzigian, Brendan Medzigian and Samuel Zinsmaster, the deemed termination of each such named executive officer’s employment by us without “cause” in connection with closing of the mergers.

“Golden Parachute” Compensation
Name	Cash(1) ($)	Equity(2) ($)	Perquisites/ Benefits(3) ($)	Total ($)
Executive Officers
Michael G. Medzigian Chairman, Chief Executive Officer	8,851,875.00	8,820,964.51	36,000.00	17,708,839.51
Brendan M. Medzigian Chief Investment Officer	2,783,334.00	731,045.52	0.00	3,514,379.52
Samuel C. Zinsmaster Chief Operating Officer	2,500,000.00	685,435.97	0.00	3,185,435.97

(1)
These amounts represent the sum of the cash severance and accelerated payments of cash bonuses for fiscal year 2022, assuming target performance, and, in the case of Messrs. Brendan Medzigian and Samuel Zinsmaster, cash retention payments. These amounts are “single trigger” payments that are paid on specified dates either before or after the closing of the mergers and, in the case of severance payments, are subject to the executive fulfilling the applicable service obligation and experiencing a severance-eligible termination.

(2)
These amounts represent the value of accelerated unvested RSU awards that will be cancelled and paid in cash on a single trigger basis at the closing of the mergers.

(3)
This amount represents an estimate of the value of certain healthcare benefits that would be provided to Mr. Michael Medzigian, pursuant to the MGM employment agreement, for 18 months following a qualifying termination of employment by the Company. These benefits will be provided on a single trigger basis.

Regulatory Matters
We are unaware of any material federal, state or foreign regulatory requirements or approvals that are required for the execution of the merger agreement or the completion of the mergers or the other transactions contemplated by the merger agreement, other than the acceptance for record of the articles of merger for the merger by the State Department of Assessments and Taxation of Maryland and the filing of the certificate of merger for the partnership merger with the Secretary of State of Delaware.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion summarizes the material U.S. federal income tax consequences to holders of our common stock of their receipt of the common stock merger consideration in exchange for the shares of our common stock pursuant to the merger. This summary is not intended as tax advice. The tax treatment of a holder will vary depending upon the holder’s particular situation, and this summary addresses only holders that hold shares of our common stock as capital assets and does not deal with all aspects of taxation that may be relevant to particular holders in light of their personal investment or tax circumstances. This summary also does not deal with all aspects of taxation that may be relevant to certain types of holders to which special provisions of the U.S. federal income tax laws apply, including:
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dealers in securities or currencies;

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traders in securities that elect to use a mark-to-market method of accounting for such traders’ securities holdings;

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banks and other financial institutions;

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insurance companies;

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tax-exempt organizations;

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S corporations, REITs, regulated investment companies (“RICs”) or partnerships and other types of “flow-through” entities (and investors therein);

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persons subject to the alternative minimum tax;

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persons that hold shares of our common stock that are a hedge, that are hedged against interest rate or currency risks, or that are part of a straddle or conversion transaction;

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persons that purchase or sell shares of our common stock as part of a “wash sale” for tax purposes;

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persons that acquired shares of our common stock pursuant to the exercise of employee options or otherwise as compensation, including persons who are subject to Section 1061 of the Code with respect to gain from our shares;

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U.S. expatriates or former long-term residents of the United States; and

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U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar.

This summary is based on the Code, its legislative history, existing and proposed regulations under the Code, published rulings and court decisions. This summary describes the provisions of these sources of law only as they are currently in effect. All of these sources of law may change at any time, and any change in the law may apply retroactively. Changes in U.S. federal, state and local tax laws or regulations, with or without retroactive application, could have a negative effect on the Company. New legislation, Treasury regulations, administrative interpretations or court decisions could significantly and negatively affect the U.S. federal income tax consequences to the Company’s investors.
If a partnership holds shares of our common stock, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. A partner in a partnership holding shares of our common stock should consult its tax advisor with regard to the U.S. federal income tax treatment of an investment in the shares and the partnership merger.

As used in this section, the term “U.S. stockholder” means a beneficial owner of shares of common stock, who, for U.S. federal income tax purposes, is:
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a citizen or resident of the U.S.,

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a domestic corporation,

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an estate whose income is subject to U.S. federal income taxation regardless of the income’s source, or

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a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons have authority to control all substantial decisions of the trust.

Beneficial owners of shares of common stock who are neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes are referred to in this section as “non-U.S. stockholders.”
ALL HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICATION AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS AND APPLICABLE TAX REPORTING REQUIREMENTS.
Tax Treatment of the Merger
The parties to the merger agreement intend that for U.S. federal, and applicable state and local, income tax purposes, the merger of Merger Sub I with and into the Company will be treated as a taxable sale of the Company common stock to the Parent Entities in exchange for the common stock merger consideration.
Consequences of the Merger to U.S. Common Stockholders
The exchange of shares of our common stock for cash in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. stockholder whose shares of our common stock are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares (determined before the deduction of any applicable withholding taxes, as described below under “—Information Reporting and Backup Withholding”) and the U.S. stockholder’s adjusted tax basis in such shares. A U.S. stockholder’s adjusted tax basis will generally equal the price the U.S. stockholder paid for the U.S. stockholder’s shares less any distributions received on such shares that were treated as returns of capital for U.S. federal income tax purposes. Gain or loss will be determined separately for each block of shares of our common stock held by a U.S. stockholder (i.e., shares of our common stock acquired at the same cost in a single transaction). Any such capital gain or loss will be long-term capital gain or loss where the U.S. stockholder’s holding period for such shares of our common stock is more than one year at the company merger effective time. Long-term capital gain of a noncorporate U.S. stockholder generally is taxed at preferential rates. There are limitations on the deductibility of capital losses.
The common stock merger consideration received by a U.S. stockholder in exchange for shares of our common stock pursuant to the merger will not be treated as passive activity income. As a result, U.S. stockholders generally will not be able to apply any passive losses against that income or gain.
Consequences of the Merger to Non-U.S. Common Stockholders
Subject to the discussion of backup withholding below under “—Information Reporting and Backup Withholding,” a non-U.S. stockholder should not be subject to U.S. federal income taxation on any gain or loss from the merger unless: (1) the gain is effectively connected with the non-U.S. stockholder’s conduct of a trade or business in the United States, or, if an applicable income tax treaty applies, the gain is attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States; (2) the non-U.S. stockholder is an individual present in the United States for 183 days or more in the taxable year of the merger and certain other requirements are met; or (3) such shares constitute a “United States real property interest” under FIRPTA.
A non-U.S. stockholder whose gain is effectively connected with the conduct of a trade or business in the United States will generally be subject to U.S. federal income tax on such gain on a net basis in the same manner as a U.S. stockholder.

In addition, a non-U.S. stockholder that is a corporation may be subject to the 30% branch profits tax (or such lower rate as may be specified by an applicable income tax treaty) on such effectively connected gain described in clause (1) of the previous paragraph.
A non-U.S. stockholder who is an individual present in the United States for 183 days or more in the taxable year of the merger and who meets certain other requirements will be subject to a flat 30% tax on the gain derived from the merger, which may be offset by U.S. source capital losses. In addition, the non-U.S. stockholder may be subject to applicable alternative minimum taxes.
If a non-U.S. stockholder’s shares constitute a United States real property interest under FIRPTA, any gain recognized by such holder in the merger will be subject to tax as income effectively connected with the conduct of a U.S. trade or business of the non-U.S. stockholder and generally will be subject to U.S. federal income tax on a net basis in the same manner as income of a U.S. stockholder, although the above-described branch profits tax should not apply. A non-U.S. stockholder’s common stock generally will not constitute a U.S. real property interest if (i) our common stock is regularly traded on an established securities market, provided the non-U.S. stockholder does not own more than 10% of our common stock, or (ii) we are a “domestically controlled qualified investment entity” at the company merger effective time. For this purpose, a “qualified investment entity” includes a REIT. We do not believe that our common stock is regularly traded on an established securities market as of the date of this proxy statement and therefore the 10% exception will not apply to a non-U.S. stockholder of our common stock. Assuming we qualify as a REIT with respect to the taxable year that includes the company merger effective time, we will be a “domestically controlled qualified investment entity” at the company merger effective time if non-U.S. holders held directly or indirectly less than 50% in value of our common stock at all times during the five-year period ending with the company merger effective time. Although we believe that we currently qualify as domestically controlled, no assurance can be provided that we so qualify or will continue to so qualify at the company merger effective time, and we currently expect that a 15% withholding tax will apply to the common stock merger consideration paid to non-U.S. stockholders.
Non-U.S. stockholders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular circumstances.
Medicare Tax
A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, is subject to a 3.8% tax on the lesser of (1) the U.S. stockholder’s “net investment income” (or “undistributed net investment income” in the case of an estate or trust) for the relevant taxable year and (2) the excess of the U.S. stockholder’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals is between $125,000 and $250,000, depending on the individual’s circumstances). A holder’s net investment income generally includes the holder’s dividend income and the holder’s net gains from the disposition of shares of our common stock, unless such dividends or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). A U.S. stockholder that is an individual, estate or trust is urged to consult its tax advisors regarding the applicability of the Medicare tax to such holder’s income and gains in respect of such holder’s investment in our common stock.
Information Reporting and Backup Withholding
A U.S. stockholder may, under certain circumstances, be subject to information reporting and backup withholding at the applicable rate (currently 24%) with respect to the common stock merger consideration received pursuant to the merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Certain holders (such as corporations and non-U.S. stockholders) are exempt from backup withholding. Non-U.S. stockholders may be required to comply with certification requirements and identification procedures in order to establish an exemption from information reporting and backup withholding (generally, by providing a completed and duly executed applicable IRS Form W-8). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.
Possible Legislative Changes—Possible Change in Tax Rates
This discussion is based upon the provisions of the Code, the Treasury Regulations and administrative and judicial interpretations thereof, all as of the date of this proxy statement. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences (including applicable tax rates) different from those summarized above. We cannot assure you that a change in law, including the possibility of major tax legislation, possibly with retroactive application, will not alter significantly the tax considerations (including applicable tax rates) that we describe herein. We have not sought and do not plan to seek any ruling from the IRS, with respect to statements made and the conclusions reached in the above discussion, and there can be no assurance that the IRS or a court will agree with our statements and conclusions.
THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THE MERGER AND IS NOT TAX ADVICE. THEREFORE, COMMON STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING WITH RESPECT TO APPLICABLE TAX REPORTING REQUIREMENTS.
Deregistration of Our Common Stock
If the merger is completed, our common stock will be deregistered under the Exchange Act.

THE MERGER AGREEMENT
The following summarizes the material provisions of the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. The summary of the material terms of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Exhibit A and incorporated by reference into this proxy statement. We recommend that you read the full text of the merger agreement carefully and in its entirety, as the rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.
The merger agreement contains representations and warranties made by, and to, the Company, the Partnership, the Parent Entities, Merger Sub I and Merger Sub II. These representations and warranties, which are set forth in the copy of the merger agreement attached to this proxy statement as Exhibit A, were made for the purposes of negotiating and entering into the merger agreement between the parties, or may have been used for the purpose of allocating risk between the parties instead of establishing such matters as facts. In addition, these representations and warranties may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the merger agreement, may be made as of specified dates and for specified periods, and may be subject to standards of materiality different from what may be viewed as material to our stockholders. Moreover, information concerning the subject matter of the representations and warranties, which does not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement, and subsequent developments or new information may have been included in this proxy statement. You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Partnership or our affiliates.
The Merger and the Partnership Merger
At the partnership merger effective time Merger Sub II will be merged with and into the Partnership, with the Partnership continuing as the Surviving Partnership in the partnership merger. At the partnership merger effective time, all the properties, rights, privileges, powers and franchises of the Partnership and Merger Sub II will vest in the Surviving Partnership, and all debts, liabilities, duties and obligations of the Partnership and Merger Sub II will become the debts, liabilities, duties and obligations of the Surviving Partnership.
At the company merger effective time Merger Sub I will be merged with and into the Company, the separate existence of Merger Sub I will cease, and the Company will continue as the Surviving Company in the merger. At the company merger effective time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub I will vest in the Surviving Company, and all debts, liabilities, duties and obligations of the Company and Merger Sub I will become the debts, liabilities, duties and obligations of the Surviving Company.
Following the completion of the merger, our common stock will be deregistered under the Exchange Act.
Effective Time; Closing Date
Unless otherwise agreed in writing by the parties to the merger agreement, the parties will cause the partnership merger effective time and the company merger effective time to occur on the closing date, with the company merger effective time occurring immediately after the partnership merger effective time.
On the closing date the Partnership will file a certificate of merger with the Secretary of State of Delaware. The partnership merger will become effective upon the filing of the certificate of merger with the Secretary of State of Delaware or such other date and time as may be mutually agreed by the applicable parties to the merger agreement and specified in the certificate of merger.
On the closing date the Company and Merger Sub I will cause articles of merger to be executed and filed with the State Department of Assessments and Taxation of Maryland. The merger will become effective upon the later of the acceptance for record of the articles of merger by the State Department of Assessments and Taxation of Maryland or such other date and time as may be agreed between the parties to the merger agreement and specified in the articles of merger.
We use the term “closing date” in this proxy statement to refer to the date on which the closing of the mergers occurs. The closing of the mergers will take place on the third business day after satisfaction or waiver of the conditions to the parties’ various obligations to effect the merger (other than those conditions that by their nature are to be satisfied at the closing of the mergers, but subject to the satisfaction or waiver of such conditions at the closing of the mergers), or such other date as agreed in writing by the parties to the merger agreement; provided, however, that in no event will the closing of the mergers be required to occur prior to the earlier of (i) a date specified by the Parent Entities, Merger Sub I and Merger Sub II on no less than three business days’ written notice to the Company and (ii) October 21, 2022.
Organizational Documents
The certificate of limited partnership and the limited partnership agreement of the Partnership, as in effect immediately prior to the partnership merger effective time, will be the certificate of limited partnership and the limited partnership agreement of the Surviving Partnership, until thereafter amended in accordance with their respective terms or applicable law.
At the company merger effective time, the charter of the Company, as amended by the articles of merger, and the bylaws of Merger Sub I, as in effect immediately prior to the company merger effective time, will be the charter and the bylaws of the Surviving Company, until thereafter amended in accordance with their respective terms or applicable law.
Officers, General Partner and Limited Partners
Following the partnership merger effective time and prior to the company merger effective time, the Company will be the sole general partner and a limited partner of the Surviving Partnership. Following the company merger effective time, the Surviving Company will be the sole general partner of the Surviving Partnership.
Additionally, following the company merger effective time, the Parent Entities will be the sole holders of common stock of the Surviving Company. The officers of the Company immediately prior to the company merger effective time will be the officers of the Surviving Company from and after the company merger effective time, until their successors are elected or appointed and qualified or until their earlier death, resignation, or removal.
Treatment of Common Stock, Series B Preferred Stock, RSU Awards and Warrants
Common Stock
The merger agreement provides that at the company merger effective time, each share of our common stock issued and outstanding as of immediately prior to the company merger effective time (other than the excluded shares) will be automatically converted into the right to receive an amount in cash equal to $6.768 per share for each share of Class A common stock and $6.699 per share for each share of Class T common stock, in each case without interest and less any applicable withholding taxes. Excluded common shares will be automatically cancelled and retired and will cease to exist with no consideration being delivered or deliverable in exchange therefor. If we declare or make a distribution on our common stock reasonably necessary to maintain our qualification as a REIT under the Code or to avoid the payment of income or excise tax under the Code, in each case as permitted under the merger agreement, the per Company A share merger consideration and/or the per Company T share merger consideration (as applicable) will be decreased by an amount equal to the per share amount of such distribution.
Series B Preferred Stock
The merger agreement requires the Company to deliver, no later than 20 business days prior to the anticipated closing date, a notice of optional redemption and “fundamental change” to the holders of record of Series B preferred stock. At the company merger effective time, each share of our Series B preferred stock issued and outstanding as of immediately prior to the company merger effective time (other than the excluded preferred shares) will be automatically converted into the right to receive an amount in cash equal to the applicable optional redemption price, as determined in accordance with the Articles Supplementary governing the Series B preferred stock, less any applicable withholding taxes. Excluded preferred shares will be automatically cancelled and retired and will cease to exist with no consideration being delivered or deliverable in exchange therefor.
RSU Awards
The merger agreement requires the Company to deliver, prior to the partnership merger effective time, required notices to the holders of RSU awards. Effective immediately prior to the company merger effective time, each RSU award (whether vested or unvested) granted pursuant to the Company’s 2015 Long-Term Incentive Plan, as amended, outstanding as of immediately prior to the company merger effective time will be cancelled, in exchange for the right to receive an amount in cash equal to (i) the number of shares of Class A common stock subject to the RSU award immediately prior to the company merger effective time multiplied by (ii) the per Company A share merger consideration, less any applicable withholding taxes.
Warrants
The merger agreement requires the Partnership to deliver a “call notice” to the holders of record of warrants to purchase outstanding Class A OP units of the Partnership, the Class A OP units issued upon exercise of such warrants, and the shares of common stock issued upon redemption of such Class A OP units. Effective as of immediately prior to the closing, each callable security held by such holders will be purchased by the Partnership, and at or prior to the partnership merger effective time, the Parent Entities will pay (or cause to be paid) to the Partnership the aggregate “call price,” as determined in accordance with the warrant certificate relating thereto, for the benefit of such holders.
Treatment of Partnership Units
The merger agreement provides that at the partnership merger effective time, each Class A OP unit (other than the continuing units and the cancelled units), in each case as of immediately prior to the partnership merger effective time, will be automatically converted into the right to receive an amount in cash equal to $6.768 per unit, without interest. Cancelled units will be automatically cancelled and will cease to exist with no consideration being delivered or deliverable in exchange therefor. Continuing units will remain unaffected by the partnership merger and will remain outstanding as units of the Surviving Partnership held by the Company or relevant wholly owned subsidiary of the Company.
No Further Ownership Rights
On the closing date, holders of our common stock, Series B preferred stock or Class A OP units will cease to be, and will have no rights as, stockholders of the Company or limited partners of the Partnership, as applicable, other than the right to receive the per Company A share merger consideration, the per Company T share merger consideration, the per Company Series B preferred share merger consideration, and per Partnership unit merger consideration, respectively. The merger consideration paid and delivered in exchange for book-entry shares or book-entry units, as applicable, will be deemed to have been paid, delivered or issued, as the case may be, in full satisfaction of all rights and privileges pertaining to the common stock, Series B preferred stock or Class A OP units, respectively, exchanged therefor.
Exchange Fund; Exchange Procedures
On the closing date, the share transfer books of the Company and the unit transfer books of the Partnership will be closed and thereafter there will be no further registration of transfers of our common stock, Series B preferred stock or Class A OP units.
Prior to the partnership merger effective time, the Parent Entities will deposit, or cause to be deposited, with DST Systems, Inc. as paying agent, for the benefit of the holders of our common stock, Series B preferred stock and Class A OP units, an amount in cash sufficient to pay the merger consideration less the portion of the merger consideration to be paid in respect of the RSU awards (which will be paid or delivered directly to the Surviving Company) (the portion so deposited with the paying agent, the “exchange fund”).
Within five business days after the closing date, the Surviving Company will cause the paying agent to (i) mail a customary instruction request letter to each holder of record of book-entry shares or book-entry units that, immediately prior to the company merger effective time, represented outstanding common stock or Series B preferred stock or that, immediately prior to the partnership merger effective time, represented Class A OP units, that were converted into the right to receive or be exchanged for the applicable merger consideration and (ii) subject to certain requirements set forth in the merger agreement, make delivery and disbursement of the applicable merger consideration to such holders. No interest will be paid or will accrue on any cash payable under the merger agreement to the holders of the book-entry shares or book-entry units.
Any portion of the exchange fund that remains undistributed to the holders of the book-entry shares or book-entry units for 12 months after the closing date will be delivered to the Surviving Company; and any holders of our common stock, Series B preferred stock or Class A OP units prior to the company merger effective time or the partnership merger effective time, as applicable, who have not complied with the exchange and payment procedures contained in the merger agreement, thereafter must look only to the Surviving Company and only as general creditors thereof for payment of the applicable merger consideration. None of the Parent Entities, Merger Sub I, the Surviving Company, the Partnership, Merger Sub II, the Surviving Partnership, the Company or the paying agent, or any employee, officer, trustee, director, agent or affiliate thereof, will be liable to any person in respect of any merger consideration from the exchange fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.
Representations and Warranties
The Company and the Partnership, jointly and severally, have made customary representations and warranties to the Parent Entities, Merger Sub I and Merger Sub II in the merger agreement that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement or in the disclosure schedules delivered in connection therewith. These representations and warranties relate to, among other things:
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organization, valid existence, good standing, qualification to do business, and power and authority to own, lease and operate properties and assets and to carry on business as then being conducted;

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the charter and bylaws of the Company and the similar organizational documents of the Partnership;

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the capital structure and indebtedness of, and the absence of liens and other restrictions with respect to the equity interests of each of the Company, our subsidiaries and the Partnership;

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power and authority to execute and deliver the merger agreement and, subject to the requisite stockholder approval, to consummate the transactions contemplated by the merger agreement;

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the enforceability of the merger agreement against the Company and the Partnership;

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the absence of conflicts with, or violations of, applicable law and organizational documents, and the absence of any consents required under, or conflicts with or defaults under, contracts or permits, in each case as a result of the Company or the Partnership executing, delivering and performing, or consummating the transactions contemplated by, the merger agreement;

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approvals of, filings with, or notifications to, governmental entities, in each case required in connection with the Company or the Partnership executing, delivering and performing, or consummating the transactions contemplated by, the merger agreement;

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the Company’s and the Partnership’s SEC filings since January 1, 2020, and the financial statements contained in those filings;

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our system of internal control over financial reporting and disclosure controls and procedures;

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the accuracy of the information supplied by the Company in this proxy statement;

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the absence of any Company Material Adverse Effect and certain other conduct of the business and changes, events, states of facts or developments since December 31, 2021;

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the absence of liabilities or obligations required to be recorded on a balance sheet under GAAP since December 31, 2021;

•
possession of all permits necessary for the Company and our subsidiaries to own, lease and operate properties and assets and to carry on and operate business as then being conducted, and compliance with such permits and applicable laws, including the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder;

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the absence of any suit, claim, action, investigation or proceeding by or before any governmental entity against the Company or our subsidiaries;

•
the Company’s and our subsidiaries’ employee benefit plans;

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labor matters affecting the Company and our subsidiaries;

•
tax matters affecting the Company and our subsidiaries;

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real property owned and leased by the Company and our subsidiaries; major leases, ground leases, management agreements and franchise agreements; and title insurance policies for company properties;

•
environmental matters affecting the Company and our subsidiaries;

•
intellectual property owned or used by the Company and our subsidiaries; and IT assets required for the operation of business as then being conducted;

•
the Company’s and our subsidiaries’ material contracts and the absence of any breach of or default under the terms of any material contract;

•
the receipt by our board of directors of a fairness opinion from Morgan Stanley;

•
the exemption of the mergers and the merger agreement from the requirements of any moratorium, control share, fair price, affiliate transaction, business combination or other takeover laws and regulations, including in the MGCL or the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”);

•
the requisite stockholder approval and the approval of the Company as the general partner of the Partnership for the merger agreement and the mergers;

•
the Company’s and our subsidiaries’ insurance policies;

•
the Company’s and our subsidiaries’ status under the Investment Company Act of 1940; and

•
the absence of any broker’s or finder’s fees, other than those payable to our financial advisors, in connection with the transactions contemplated by the merger agreement.

Many of our representations and warranties are qualified by the concept of a “Company Material Adverse Effect.” Under the terms of the merger agreement, a Company Material Adverse Effect means any change, event, state of facts or development that has had or would reasonably be expected to have a material adverse effect on (1) the business, financial condition, assets or continuing results of operations of the Company and our subsidiaries, taken as a whole, or (2) the ability of the Company or the Partnership to consummate the mergers before November 7, 2022, the outside date; provided, however, that in the case of clause (1), no change, event, state of facts or development resulting from certain changes, events, state of facts or developments will be deemed to be or taken into account in determining whether there has been or will be a “Company Material Adverse Effect,” including among others:
•
the entry into or the announcement, pendency or performance of the merger agreement or the transactions contemplated by the merger agreement, including (i) the identity of the Parent Entities and their affiliates, (ii) by reason of any communication by the Parent Entities or any of their affiliates regarding plans or intentions with respect to the conduct of the Company’s and our subsidiaries’ business, (iii) the failure to obtain any third party consent in connection with the transactions contemplated by the merger agreement and (iv) the impact on any relationships with customers, suppliers, vendors, business partners, employees or any other person;

•
any change, event or development in or affecting financial, economic, social or political conditions generally or the securities, credit or financial markets in general, including interest rates or exchange rates, or generally affecting the industries in which the Company and our subsidiaries operate;

•
any change in the market price or trading volume of the Company’s equity securities or the Company’s or our subsidiaries’ equity or credit ratings or ratings outlook (subject to certain carve-ins);

•
the suspension of trading in securities generally on the New York Stock Exchange;

•
any adoption, implementation, proposal or change in any applicable law or GAAP;

•
any action taken or not taken in accordance with the Parent Entities’ written instructions or consent;

•
any action expressly required to be taken by the merger agreement;

•
the failure of the Company or our subsidiaries to meet any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period ending on or after the date of the merger agreement (subject to certain carve-ins and carve-outs);

•
the commencement, occurrence, continuation or escalation of any war (whether or not declared), civil disobedience, sabotage, armed hostilities, military or para-military actions or acts of terrorism (including cyberattacks);

•
any actions or claims made or brought by any of the Company’s or our subsidiaries’ current or former equityholders arising out of the merger agreement or the mergers; or

•
the existence, occurrence or continuation of any force majeure events, including among others pandemic or other public health event (such as COVID-19) or any COVID-19 measures or other restrictions to the extent relating to, or arising out of, any outbreak of illness, epidemic, pandemic or other public health event (including COVID-19) or any material worsening;

provided that certain of these may be taken into account to the extent they disproportionately adversely affect the Company and our subsidiaries, taken as a whole, compared to other companies operating in the United States in the industries in which the Company and our subsidiaries operate; and subject to certain additional carve-ins.
The Parent Entities, Merger Sub I and Merger Sub II, jointly and severally, have made customary representations and warranties to the Company and the Partnership. These representations and warranties relate to, among other things:
•
organization, valid existence, good standing, qualification to do business, and power and authority to own, lease and operate properties and assets and to carry on business as then being conducted;

•
power and authority to execute and deliver the merger agreement and to consummate the transactions contemplated by the merger agreement;

•
the enforceability of the merger agreement against the Parent Entities, Merger Sub I and Merger Sub II;

•
the absence of conflicts with, or violations of, applicable law and organizational documents, and the absence of any consents required under, or conflicts with or defaults under, contracts or permits, in each case as a result of the Parent Entities, Merger Sub I or Merger Sub II executing, delivering and performing, or consummating the transactions contemplated by, the merger agreement;

•
approvals of, filings with, or notifications to, governmental entities, in each case required in connection with the Parent Entities, Merger Sub I or Merger Sub II executing, delivering and performing, or consummating the transactions contemplated by, the merger agreement;

•
the absence of any suit, claim, action, investigation or proceeding by or before any governmental entity against the Parent Entities or their subsidiaries that would reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated by the merger agreement;

•
the absence of any broker’s or finder’s fees in connection with the transactions contemplated by the merger agreement.

•
the accuracy of the information supplied by them in this proxy statement;

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the ownership of Merger Sub I and Merger Sub II, and the absence of assets or liabilities or the prior conduct of business of Merger Sub I and Merger Sub II;

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the sufficiency of cash on hand to consummate the transactions contemplated by the merger agreement and satisfy the Parent Entities’ obligations thereunder; and the debt financing, equity financing, and Sponsors’ limited guarantee;

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the adequacy of capital available to carry on the business of the Parent Entities, the Surviving Company and its subsidiaries, and the Surviving Partnership, at and immediately following the company merger effective time;

•
the absence of contracts with any bank, investment bank, or other potential provider of debt or equity financing on an exclusive basis in connection with any transaction involving the Company or the Partnership; and

•
tax matters relating to the acquisition of the Company by the Parent Entities and qualification as a REIT.

The representations and warranties of each of the parties to the merger agreement will expire upon the closing of the mergers.
Conduct of Our Business Pending the Mergers
We have agreed that from the date of the merger agreement to the partnership merger effective time (or, if earlier, the termination of the merger agreement in accordance with its terms) (the “interim period”), and subject, in some cases, to specified exceptions and qualifications contained in the merger agreement or in the disclosure schedules, as expressly contemplated or permitted by the merger agreement or to the extent that the Parent Entities otherwise consent in writing, as required by law, or as required to comply with or reasonably and in good faith respond to COVID-19 measures (after using commercially reasonable efforts to provide advance notice to and consult with the Parent Entities, if reasonably practicable), the Company will, and will cause our subsidiaries to, in all material respects, use commercially reasonable efforts to:
•
carry on business in the ordinary course of business;

•
preserve intact and maintain in all material respects the current business organization, goodwill, assets and significant relationships with material suppliers, tenants, creditors, lessors and other persons with material business relations;

•
keep available the services of then-current officers and key employees; and

•
maintain the Company’s status as a REIT.

We have also agreed that during the interim period, and subject, in some cases, to specified exceptions and qualifications contained in the merger agreement or in the disclosure schedules, as expressly contemplated or permitted by the merger agreement or to the extent that the Parent Entities otherwise consent in writing, or as required by law, the Company will not, and will cause our subsidiaries not to, in all material respects:
•
amend the organizational or governance documents of the Company, the Partnership, or any of our other subsidiaries (other than in the ordinary course of business);

•
authorize for issuance, issue, sell or deliver shares of any class, partnership interests or equity equivalents, or convertible or exchangeable securities (subject to certain exceptions for the issuance or sale of our common stock or OP units of the Partnership);

•
split, combine or reclassify share capital, partnership interests or other equity interests; authorize, declare, set aside or pay any dividend or other distribution; redeem, repurchase or otherwise acquire, directly or indirectly, securities (subject to certain exceptions); or enter into any contract with respect to the voting or registration of any share of stock or other equity interest of the Company or any subsidiary;

•
authorize, recommend, propose or announce an intention to adopt or effect, or adopt or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, conversion, restructuring, recapitalization or other reorganization;

•
incur, assume, or guarantee any indebtedness or issue any debt securities, or assume or guarantee any indebtedness of any person (subject to certain exceptions);

•
enter into, adopt, amend in any material respect, or terminate any company employee benefit plan; or enter into, adopt, amend, or terminate any agreement, arrangement, plan or policy between the Company or any of our subsidiaries and one or more directors or executive officers;

•
increase the compensation or fringe benefits of any employee, officer or director (subject to certain exceptions); grant to any officer, director or employee the right to receive any new severance, change of control or termination pay or termination benefits or any increase in the right to receive any severance, change of control or termination pay or termination benefits (subject to certain exceptions, including among others up to $4 million of retention compensation and benefits and the adoption of a severance plan, in each case as set forth in the disclosure schedules); enter into any new employment, loan, retention, consulting, indemnification, change-in-control, termination or similar agreement; grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or company employee benefit plan; hire any new executive officer or any new employee who is not an executive officer (except for non-executive officer employees with a prospective base salary of not more than $400,000); or take any action to fund, accelerate or secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or company employee benefit plan (except for up to $4.229 million of accelerated annual cash bonuses for 2022);
•
sell, transfer, assign, dispose of, pledge or encumber any material personal property, equipment or assets or any real property (other than in the ordinary course of business and subject to certain exceptions);

•
make any material change to any financial accounting policies or financial accounting procedures that would materially affect the consolidated assets, liabilities or results of operations of the Company or any of our subsidiaries (except as required as a result of a change in law, GAAP, or statutory or regulatory accounting rules or interpretations, or as required by any governmental entity);

•
acquire any interest in any person, or any equity interests, assets, real property, personal property, equipment, business or other rights (subject to certain exceptions);

•
file any material tax return that is materially inconsistent with a previously filed tax return of the same type for a prior taxable period; make or change any material tax election, in a manner inconsistent with past practice; settle or compromise any tax claim or assessment by any governmental entity for an amount payable by the Company of more than $100,000 individually or more than $500,000 in the aggregate; change any accounting method with respect to taxes; enter into any material closing agreement with a taxing authority; request any extension or waiver of the limitation period applicable to any material tax claim or assessment; surrender any right to claim any material tax refund; or request any private letter ruling or similar ruling from a taxing authority;

•
settle or compromise any claim, suit or proceeding against the Company or any of our subsidiaries (subject to certain exceptions);

•
enter into any new line of business;

•
amend in any material respect or terminate, or waive compliance with material terms of or material breaches under, or assign, renew or extend, any major lease, ground lease, management agreement, franchise agreement, or any other material contract; or enter into any new material contract or any contract that contains a change of control or similar provision (subject to certain exceptions, and provided that the Parent Entities will be deemed to have given their written consent if certain individuals fail to respond to the Company’s written approval request within 72 hours);

•
make, enter into any contract for, or otherwise commit to any capital expenditures (which does not include acquisitions) on, relating to, or adjacent to any of the Company’s real property (subject to certain exceptions, including $5 million in the aggregate prior to closing);

•
make loans, advances or capital contributions to any person in excess of $5 million in the aggregate (subject to certain exceptions);

•
consent to any amendment or modification of, or take binding action under, any existing joint venture that would reduce or diminish the Company’s rights as managing member or general partner thereof; take binding action with respect to any major decision, buy / sell, right of first offer, right of first refusal, forced sale, buyout, deadlock or other similar rights under any existing joint venture (subject to certain exceptions, and provided that the Parent Entities will be deemed to have given their written consent if certain individuals fail to respond to the Company’s written approval request within 72 hours);

•
fail to use commercially reasonable efforts to maintain in full force and effect (or replace) existing insurance policies; or agree to any material condemnation or payment of material condemnation proceeds;

•
enter into, amend or modify any tax protection agreement;

•
change any posted privacy policy in any manner that is materially adverse to the Company’s or our subsidiaries’ rights or obligations, or materially diminish the standards of data and system security used for any material IT assets (except as required as a result of a change in law); or

•
authorize or enter into any contract or arrangement to do any of the foregoing actions.

None of the actions in the bullet points above are prohibited between us and one or more of our wholly owned subsidiaries or between any of our wholly owned subsidiaries.
Special Meeting of Stockholders
As soon as reasonably practicable following the date that this proxy statement is cleared by the SEC for mailing, the Company is required to call, give notice of, convene and hold a meeting of the holders of our common stock for the purpose of seeking the requisite stockholder approval. The Company is required to (1) through our board of directors, recommend to holders of our common stock that they vote for the merger proposal and (2) use our reasonable best efforts to solicit the requisite stockholder approval (including by soliciting proxies from our stockholders), except in each case to the extent that our board of directors has effected an adverse recommendation change.
Unless the merger agreement is terminated in accordance with its terms, the Company may not submit to the vote of our stockholders any Company acquisition proposal.
For purposes of the merger agreement, a “Company acquisition proposal” means any inquiry, offer or proposal from any person or “group” (as defined in Section 13(d)(3) of the Exchange Act) involving the Company, the Partnership or our subsidiaries in any of the following:
•
any merger, consolidation, share exchange, recapitalization, dissolution, liquidation, business combination or other similar transaction;

•
any sale, lease, exchange, mortgage, pledge, transfer or other disposition, directly or indirectly, by merger, consolidation, sale of equity interests, share exchange, joint venture, business combination or otherwise, of 15% or more of consolidated assets, taken as a whole;

•
any issue, sale or other disposition of securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 15% or more of the Company’s voting power or 15% or more of the Partnership’s equity interests or general partner interests;

•
any tender offer or exchange offer for 15% or more of the Company’s equity securities or 15% or more of the Partnership’s equity interests or general partner interests, or the filing of a registration statement under the Securities Act in connection therewith;

•
any other transaction or series of related transactions pursuant to which any third party proposes to acquire control of assets having a fair market value of 15% or more of the assets of the Company and our subsidiaries, taken as a whole, immediately prior to such transaction; or

•
any agreement, or any public announcement of a proposal, plan or intention, to do any of the foregoing.

Notwithstanding anything to the contrary contained in the merger agreement, the Company may adjourn or postpone the special meeting after consultation with the Parent Entities, if:
•
to the extent necessary to ensure that any required supplement or amendment to this proxy statement is provided to our stockholders reasonably in advance of a vote on the merger proposal;

•
additional time is reasonably required to solicit proxies in favor of the approval of the merger proposal (provided that without the Parent Entities’ written consent, in no event will the special meeting (as so postponed or adjourned) be held more than 30 days after the originally scheduled date); or

•
there are insufficient shares of common stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the special meeting (provided that without the Parent Entities’ written consent, in no event will the special meeting (as so postponed or adjourned) be held more than 30 days after the originally scheduled date).

Company Acquisition Proposals and Obligations of Our Board of Directors with Respect to Its Recommendation
“No-Shop” Period
From and after date of the merger agreement, we have agreed to cease any solicitations, discussions, negotiations or communications with any person with respect to any Company acquisition proposal and not to solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer, request or proposal that constitutes, or could reasonably be expected to lead to, a Company acquisition proposal, and, subject to certain exceptions, we are not permitted to enter into discussions or negotiations concerning, or provide non-public information to a third party in connection with, any Company acquisition proposals. However, we may, prior to obtaining the requisite stockholder approval, engage in discussions or negotiations and provide non-public information to a third party that has made an unsolicited written bona fide Company acquisition proposal, if the Company’s board of directors determines in good faith, after consultation with outside legal counsel and financial advisors, that such Company acquisition proposal constitutes, or could reasonably be expected to lead to, a superior proposal.
For purposes of the merger agreement, a “superior proposal” means a bona fide written Company acquisition proposal (except that for purposes of this definition, the references in the definition of “Company acquisition proposal” to “15%” will be replaced by “50%”) made by a third party on terms that our board of directors determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors:
•
(A) would result, if consummated, in a transaction that is more favorable to the Company’s stockholders (solely in their capacity as such) from a financial point of view than the merger and

•
(B) is reasonably likely to be consummated, after taking into account (x) the financial, legal, regulatory and any other aspects of such proposal, (y) the likelihood and timing of consummation (as compared to the merger) and (z) any changes to the terms of the merger agreement proposed by the Parent Entities and any other information provided by the Parent Entities.

We are required to notify the Parent Entities in writing no event later than 24 hours after receipt of any Company acquisition proposal or any request for non-public information regarding the Company or any of our subsidiaries by any third party that informs the Company that it is considering making, or has made, a Company acquisition proposal, or any other inquiry from any person seeking to have discussions or negotiations with us regarding a possible Company acquisition proposal. Such notice will identify the person making such Company acquisition proposal or inquiry and indicate the material terms and conditions, to the extent known.
We are also required to notify the Parent Entities in writing within 24 hours if we enter into discussions or negotiations concerning any Company acquisition proposal or provide non-public information to any person, to notify the Parent Entities of any change to the financial and other material terms and conditions of any Company acquisition proposal, and to otherwise keep the Parent Entities reasonably informed of the status and material terms of any Company acquisition proposal or inquiry on a reasonably current basis.
The merger agreement provides that we may not, and may not permit any of our subsidiaries to, terminate, waive, amend or modify any provision of any standstill or confidentiality agreement to which the Company or any of our subsidiaries is a party, except solely to allow the applicable party to make a non-public Company acquisition proposal to our board of directors or to allow the disclosure of information to the debt financing sources. Additionally, the merger agreement provides that other than in connection with the consummation of transactions contemplated by this Agreement, the Company and our board of directors may not take any actions to exempt any person from the “common share ownership limit” or “aggregate share ownership limit” or establish or increase an “excepted holder limit” (as such terms are defined in our charter) unless such actions are taken concurrently with the termination of the merger agreement in accordance with its terms.
Obligations of Our Board of Directors with Respect to Its Recommendation
Except in the circumstances and pursuant to the procedures set forth in the merger agreement, neither our board of directors nor any committee thereof may:

•
withhold, withdraw, modify or qualify in any manner adverse to the Parent Entities (or publicly propose to do any of the foregoing) the recommendation of our board of directors with respect to the merger;

•
approve, adopt or recommend (or publicly propose to do any of the foregoing) any Company acquisition proposal;

•
fail to include, in this proxy statement, the recommendation of our board of directors with respect to the merger;

(each such action, an “adverse recommendation change”); or
•
approve, adopt, declare advisable or recommend (or agree, resolve or propose to do any of the foregoing), or cause or permit the Company or any of our subsidiaries to enter into, any letter of intent, memorandum of understanding, agreement in principle, expense reimbursement agreement, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to a Company acquisition proposal or requiring the Company or the Partnership to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement (other than an acceptable confidentiality agreement).

Prior to obtaining the requisite stockholder approval, our board of directors may, in certain circumstances, effect an adverse recommendation change and/or terminate the merger agreement to enter into a definitive agreement providing for the implementation of a superior proposal, if:
•
the Company has provided a prior written notice (a “notice of change of recommendation”) to the Parent Entities that the Company intends to take such action, identifying the person making the superior proposal and describing the material terms and conditions;

•
during the four business day period following the Parent Entities’ receipt of the notice of change of recommendation and ending at 11:59 p.m., New York City Time, on such fourth business day (a “notice of change period”), the Company negotiates with, and causes its representatives to negotiate with, the Parent Entities in good faith (to the extent the Parent Entities desire to negotiate) to make such adjustments in the terms and conditions of the merger agreement, so that such superior proposal ceases to constitute a superior proposal or with respect to such intervening event the need to make the adverse recommendation change is obviated (as the case may be); and

•
following the end of the notice of change period, our board of directors has determined in good faith, after consultation with outside legal counsel and financial advisors, taking into account any changes to the merger agreement proposed in writing by the Parent Entities in response to the notice of change of recommendation or otherwise, that (A) the superior proposal giving rise to the notice of change of recommendation continues to constitute a superior proposal or (B) in the case of an intervening event, the failure of our board of directors to effect an adverse recommendation change would reasonably be expected to be inconsistent with the duties of the Company’s directors under applicable law.

For purposes of the merger agreement, an “intervening event” means a material event, development or change in circumstances with respect to the Company and our subsidiaries, taken as a whole, that occurred or arose after the date of the merger agreement, which was unknown to, nor reasonably foreseeable by, our board of directors as of or prior to the date of the merger agreement, and first becomes known to or by our board of directors prior to receipt of the requisite stockholder approval. However, none of the following will constitute, or be considered in determining whether there has been, an intervening event:
•
the receipt, existence of or terms of an inquiry or a Company acquisition proposal or any matter relating thereto or consequence thereof; and

•
changes in the market price or trading volume of our common stock or the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period (provided, however, that the underlying causes of such change or fact will not be so excluded).

Nothing contained in the merger agreement will prohibit the Company or our board of directors, directly or indirectly through representatives, from taking and disclosing to our stockholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or from making any disclosure to our stockholders that is required by applicable law or if our board of directors determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with the duties of the Company’s directors under applicable law. However, neither the Company nor our board of directors may recommend that our stockholders tender any securities in connection with any tender offer or exchange offer that is a Company acquisition proposal or otherwise effect an adverse recommendation change with respect thereto, except as permitted by the merger agreement.
Employee Benefits
From and after the company merger effective time, for the period ending on the first anniversary thereof (or, if shorter, during any applicable period of employment), the Parent Entities are required to provide or cause their subsidiaries, including the Surviving Company and the Surviving Partnership, to provide to each individual who is an employee of the Company or our subsidiaries immediately prior to the company merger effective time and who continues employment with the Surviving Company or any of its subsidiaries following the company merger effective time (each, a “Company Employee”): (i) a base salary or wage rate, as applicable, that is no less favorable than the base salary or wage rate in effect with respect to such Company Employee immediately prior to the company merger effective time, (ii) a target annual cash bonus opportunity that is no less favorable than the target annual cash bonus opportunity provided to such Company Employee immediately prior to the company merger effective time, (iii) equity-based compensation that is substantially comparable to the equity-based compensation provided to similarly situated employees of the Parent Entities or their affiliates immediately prior to the company merger effective time (provided that such equity-based compensation may be subject to performance-vesting terms with respect to a percentage thereof that is the same as (or lower than) the percentage of equity-based compensation provided to similarly situated employees of the Parent Entities or their affiliates in the immediately preceding year that was subject to performance-vesting terms), and (iv) other compensation and benefits (including severance benefits, paid–time off and health insurance that are substantially comparable, in the aggregate, to the other compensation and benefits provided to similarly situated employees of the Parent Entities or their affiliates immediately prior to the company merger effective time).
Service with the Company or any of our subsidiaries (and the predecessor of any of them) shall be treated as service with the Parent Entities or any of their subsidiaries, including the Surviving Company and the Surviving Partnership, for purposes of determining eligibility to participate, vesting (if applicable) and entitlement to benefits including any paid time off and severance plans (but not for accrual of or entitlement to pension benefits, post-employment welfare benefits, special or early retirement programs, window separation programs, or similar plans which may be in effect from time to time), under each benefit plan, program, policy or arrangement maintained by Parent or its subsidiaries, including the Surviving Company and the Surviving Partnership, following the Closing and in which any of the company employees participate, to the extent such service was recognized by the Company or any subsidiary (except to the extent necessary to avoid duplication of benefits). After the merger effective time, company employees will continue to be credited with the unused paid time off with which they were credited through the merger effective time under the applicable Company paid time off policies (subject to the same forfeiture conditions and accrual limits as applicable prior to the merger effective time).
The Parent Entities will, or will cause their subsidiaries, including the Surviving Company and the Surviving Partnership, as the case may be, to (i) waive all limitations as to pre-existing conditions, exclusions, actively at work requirements, waiting periods or any other restriction that would prevent immediate or full participation under the health and welfare plans of the Parent Entities or any of their affiliates applicable to such Company Employee with respect to participation and coverage requirements applicable to all Company Employees and their dependents under any benefit plan, program, policy or arrangement maintained by the Parent Entities or their affiliates, including the Surviving Company and the Surviving Partnership, following the closing of the mergers and in which any of the Company Employees participate (each, a “parent plan”) that is a welfare plan that such Company Employees may be eligible to participate in after the closing date (other than limitations, exclusions, actively at work requirements, waiting periods or other restrictions that are already in effect with respect to such employees and that have not been satisfied as of the Closing Date under any company employee benefit plan), (ii) waive any and all evidence of insurability requirements with respect to such Company Employees to the extent such evidence of insurability requirements were not applicable to the Company Employees under the comparable company employee benefit plans immediately prior to the closing of the mergers, and (iii) provide each such Company Employee and his or her dependents with full credit for any co-payments and deductibles satisfied prior to the closing date in satisfying any applicable deductible or out-of-pocket requirements for the plan year within which the company merger effective time occurs, and for any lifetime maximums, under any welfare plans in which such employees are eligible to participate after the closing date.
On and after the closing date, the Parent Entities must cause the Surviving Company and the Surviving Partnership to honor all company employee benefit plans and compensation arrangements and agreements in accordance with their terms as in effect immediately prior to the company merger effective time (subject to any rights to terminate, amend or modify such company employee benefit plans and compensation arrangements and agreements in accordance with their terms in the Parent Entities’ sole discretion).
Certain Other Covenants
Subject to the terms and conditions of the merger agreement, each party to the merger agreement has agreed to use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the mergers as promptly as practicable and to cause to be satisfied all conditions precedent to its obligations under the merger agreement. To the extent consistent with the foregoing, these efforts include among others:
•
preparing and filing documentation to effect all necessary or advisable applications, notices and filings and to obtain all consents, waivers, authorizations and clearances necessary or advisable to be obtained from any governmental entity or any holder of our common stock in connection with the transactions contemplated by the merger agreement;

•
contesting, litigating and defending all lawsuits or other legal proceedings against the applicable party or its affiliates relating to or challenging the merger agreement or the consummation of the mergers (the “transaction litigation”); and

•
effecting all necessary or advisable registrations and other filings required under the Exchange Act or any other federal, state or local law relating to the mergers.

The merger agreement contains certain other covenants of the parties to the merger agreement, including among others:
•
giving the Parent Entities and their authorized representatives, and potential counterparties to certain asset sales and their respective representatives, reasonable access (which may be via electronic means if and to the extent that physical access is not reasonably feasible as a result of COVID-19 or any COVID-19 measures) to the Company’s and our subsidiaries’ properties, facilities, personnel, and books and records; permitting inspections as may be reasonably required; and furnishing certain data and information as may be reasonably requested and enter into customary engagements regarding the scope of such access;

•
preparing (and cooperating with preparing) and filing this proxy statement with the SEC, and using reasonable best efforts to respond promptly to any comments made by the SEC with respect to this proxy statement;

•
using reasonable best efforts to cooperate with the Parent Entities, Merger Sub I and Merger Sub II to the extent required by the debt financing sources in connection with the arrangement of the debt financing, in each case as may be customary and reasonably requested by the Parent Entities and subject to the limitations set forth in the merger agreement; and provided that in connection with such actions, (i) the Parent Entities will reimburse the Company for all reasonable, documented and invoiced out-of-pocket costs incurred by the Company or our subsidiaries; and (ii) the Parent Entities, jointly and severally, will indemnify the Company and our affiliates, and our and their respective pre-closing directors, officers, employees, agents, representatives and professional advisors, from and against any and all liabilities, obligations or losses suffered or incurred and arising therefrom;

•
using commercially reasonable efforts to provide cooperation in connection with any potential corporate restructuring of the Company and our subsidiaries or any potential sale of assets of the Company to affiliates of the Parent Entities or third parties (collectively, the “Parent approved transactions”), as reasonably requested by the Parent Entities and subject to the limitations set forth in the merger agreement; and provided that in connection with such actions, (i) the Parent Entities will, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs incurred by the Company or our subsidiaries; and (ii) the

Parent Entities, jointly and severally, will indemnify the Company and our subsidiaries for any and all liabilities, losses, damages, claims, costs and expenses suffered or incurred by the Company or our subsidiaries arising therefrom;
•
using commercially reasonable efforts to obtain all third-party consents reasonably requested by the Parent Entities and required in connection with the mergers; provided that in connection with such actions, the Company will not be required to compensate any third party, make any accommodation commitment, or incur any liability or obligation to any third party, unless the Parent Entities or their affiliates agree to provide compensation or reimbursement;

•
taking all action necessary so that no takeover statute is or becomes applicable to the merger agreement and the transactions contemplated by the merger agreement and that effects of any such takeover statute is minimized;

•
consulting with the other parties regarding any press release or other public statement with respect to the merger agreement or the mergers;

•
indemnifying, defending and holding harmless our directors and officers and certain other indemnified persons against indemnified liabilities;

•
notifying the other parties of certain matters; and

•
preparing and filing required tax returns and providing certain information with respect to certain tax matters.

Conditions to the Mergers
The obligations of the parties to complete the mergers are subject to the satisfaction or waiver of the following mutual conditions:
•
the merger proposal must be approved by the affirmative vote of the holders of our common stock entitled to cast a majority of all the votes entitled to be cast on the matter; and

•
no governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is then in effect and has the effect of making the mergers illegal or otherwise restricting, preventing or prohibiting the consummation of the mergers.

The obligations of the Parent Entities, Merger Sub I and Merger Sub II to effect the mergers are further subject to the satisfaction or waiver of the following conditions:
•
the representations and warranties of the Company and the Partnership must be true and correct (determined without regard to any qualification by “material” or “Company Material Adverse Effect”) as of the closing date as though made on and as of the closing date (except to the extent a representation or warranty is made as of a specific date, in which case it must be true and correct in all material respects at and as of such date), except where the failure to be true and correct has not had, or would not, individually or in the aggregate, reasonably be expected to have, a Company Material Adverse Effect; and except for certain representations and warranties regarding organization, qualification and capitalization, which must be true and correct except for de minimis inaccuracies, and certain representations and warranties regarding authority, takeover statutes, and brokers, which must be true and correct in all respects;

•
the Company and the Partnership must have performed and complied, in all material respects, with our and their respective obligations, agreements and covenants required by the merger agreement to be performed or complied with on or prior to the closing date;

•
the Parent Entities must have received, with respect to the Company, a REIT qualification opinion of our counsel, Clifford Chance US LLP, dated as of the closing date and addressed to the Parent Entities, based on an officer’s certificate of the Company;

•
from the date of the merger agreement through the closing date, there must not have occurred a change, event, state of facts or development which has had or would reasonably be expected to have, individually or in the aggregate, a “Company Material Adverse Effect” (as defined in the merger agreement); and

•
the Parent Entities must have received a closing certificate, signed on behalf of the Company by an executive officer, certifying that certain conditions are satisfied.

The obligations of the Company and the Partnership to effect the mergers are further subject to the satisfaction or waiver of the following conditions:
•
the representations and warranties of Parent, Merger Sub I and Merger Sub II must be true and correct in all material respects as of the closing date as though made on and as of the closing date (except to the extent a representation or warranty is made as of a specific date, in which case it must be true and correct in all material respects at and as of such date);

•
the Parent Entities, Merger Sub I and Merger Sub II must have performed and complied, in all material respects, with our and their respective obligations, agreements and covenants required by the merger agreement to be performed or complied with on or prior to the closing date; and

•
the Company must have received a closing certificate, signed on behalf of the Parent Entities, Merger Sub I and Merger Sub II by an executive officer, certifying that certain conditions are satisfied.

Termination of the Merger Agreement
The Company and the Parent Entities may mutually agree by written consent to terminate and abandon the merger agreement at any time prior to the closing date, whether before or after we have obtained the requisite stockholder approval.
Termination by the Company or the Parent Entities
The Company, on the one hand, or the Parent Entities, on the other hand, may terminate and abandon the merger agreement by written notice to the other at any time prior to the closing date, whether before or after we have obtained the requisite stockholder approval, if:
•
any governmental entity of competent authority has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the mergers substantially on the terms contemplated by the merger agreement, and such order, decree, ruling or other action has become final and non-appealable, provided that the right to so terminate the merger agreement is not available to a party if the issuance of such order, decree or ruling or taking of such other action was primarily due to the failure of the Company or the Partnership, in the case of termination by us, or of the Parent Entities, Merger Sub I or Merger Sub II, in the case of termination by the Parent Entities, to perform any of its obligations under the merger agreement;

•
the mergers have not been consummated on or before November 7, 2022 (the “outside date”), provided that the right to so terminate the merger agreement is not available to a party if the Company or the Partnership, in the case of termination by us, or if the Parent Entities, Merger Sub I or Merger Sub II, in the case of termination by the Parent Entities, has breached in any material respect its obligations under the merger agreement in any manner that has caused or resulted in the failure to consummate the merger on or before the outside date (such termination event, the “first Company termination fee event” or the “first Parent termination fee event”); or

•
the requisite stockholder approval has not been obtained at the duly held special meeting of our stockholders or any adjournment or postponement thereof at which the merger is voted on (such termination event, the “second Company termination fee event” or the “Company expense reimbursement payment event”).

Termination by the Company
The Company may also terminate and abandon the merger agreement by written notice to the Parent Entities at any time prior to the closing date, whether before or after we have obtained the requisite stockholder approval, if:
•
prior to obtaining the requisite stockholder approval, our board of directors effects an adverse recommendation change and has approved, and concurrently with the termination of the merger agreement, the Company enters into, a definitive agreement providing for the implementation of a superior proposal that did not result from a breach of our no-shop obligations under the merger agreement, provided that the Company will have previously or concurrently paid the Company termination fee (such termination event, the “third Company termination fee event”);
•
the Parent Entities, Merger Sub I or Merger Sub II have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement such that a closing condition relating to its representations, warranties, covenants or agreements would be incapable of being satisfied by the outside date, provided that neither the Company nor the Partnership has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement in any material respect (such termination event, the “second Parent termination fee event”); or

•
all of the following occur:

◦
all of the mutual conditions to the parties’ obligations to effect the mergers and the additional conditions to the obligations of the Parent Entities, Merger Sub I and Merger Sub II to effect the mergers have been satisfied or waived by the Parent Entities, and on or after the date that the closing of the mergers should have occurred pursuant to the merger agreement, the Company has delivered to the Parent Entities written notice to that effect (other than those conditions that by their nature are to be satisfied at the closing of the mergers, provided that such conditions would be satisfied as of the date of such notice if the closing of the mergers were to occur on the date of such notice); and the Company and the Partnership are prepared to consummate the closing of the mergers; and

◦
the Parent Entities, Merger Sub I and Merger Sub II fail to consummate the closing of the mergers on or before the third business day after delivery of such notice, and the Company and the Partnership are prepared to consummate the closing of the merger during such three business day period

(such termination event, the “third Parent termination fee event”).
Termination by the Parent Entities
The Parent Entities may also terminate and abandon the merger agreement by written notice to the Company at any time prior to the closing date, whether before or after we have obtained the requisite stockholder approval, if:
•
the Company or the Partnership have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement such that a closing condition relating to such representations, warranties, covenants or agreements would be incapable of being satisfied by the outside date, provided that none of the Parent Entities, Merger Sub I or Merger Sub II have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement in any material respect (such termination event, the “fourth Company termination fee event”); or

•
any of the following occurs:

◦
our board of directors has effected, or resolved to effect, an adverse recommendation change;

◦
failed to publicly recommend against any tender offer or exchange offer subject to Regulation 14D under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that constitutes a Company acquisition proposal (including by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company’s stockholders) within ten business days after the commencement of such tender offer or exchange offer;

◦
our board of directors has failed to publicly reaffirm its recommendation to our common stockholders to approve the merger proposal, within ten business days after the date that a Company acquisition proposal has been publicly announced (or if the special meeting is scheduled to be held within ten business days from the date that a Company acquisition proposal is publicly announced, promptly and prior to the date on which the special meeting is scheduled to be held); or

◦
the Company enters into a letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, or other similar definitive agreement providing for or relating to a Company acquisition proposal or requiring the Company or the Partnership to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement (other than an acceptable confidentiality agreement)
(any such termination event, a “fifth Company termination fee event”).
Termination Fees and Expense Reimbursement Payment
Termination Fee or Expense Reimbursement Payment Payable by the Company
The Company has agreed to pay a termination fee of $50 million (the “Company termination fee”), if:
•
the Parent Entities terminate the merger agreement pursuant to the third Company termination fee event;

•
the Company terminates the merger agreement pursuant to a fifth Company termination fee event; or

•
all of the following occur:

◦
the Company or the Parent Entities terminate the merger agreement pursuant to the first Company termination fee event or the second Company termination fee event; or the Parent Entities terminate the merger agreement pursuant to the fourth Company termination fee event; and

◦
a Company acquisition proposal has been received by the Company or our representatives or any person has publicly proposed or publicly announced an intention (whether or not conditional) to make a Company acquisition proposal (and, in the case of a termination pursuant to the second Company termination fee event, such Company acquisition proposal or such intention was made prior to the special meeting); and within 12 months after such a termination of the merger agreement, the Company enters into a definitive agreement relating to or consummates any Company acquisition proposal (for this purpose, with the references to “15%” in the definition of “Company acquisition proposal” being deemed to be references to “50%”).

The Company has also agreed to reimburse the Parent Entities for their reasonable and documented out of pocket expenses incurred in connection with the preparation, negotiation, execution, and performance of the merger agreement, the merger and the other transactions contemplated by the merger agreement, up to an amount of $10 million (the “expense reimbursement payment”), if the Parent Entities or the Company terminate the merger agreement pursuant to the Company expense reimbursement payment event, provided that if the Company has paid the Company termination fee in full, the Company will not be required to pay the expense reimbursement payment.
The expense reimbursement payment paid by the Company to the Parent Entities will be credited against any Company termination fee obligation that becomes due.
Termination Fee Payable by the Parent Entities
The Parent Entities have agreed to pay a termination fee of $150 million (the “Parent termination fee”), if:
•
the Company terminates the merger agreement pursuant to the second Parent termination fee event or the third Parent termination fee event; or

•
the Parent Entities terminate the merger agreement pursuant to the first Parent termination fee event, and the Company was then entitled to terminate the merger agreement pursuant to the second Parent termination fee event or the third Parent termination fee event.

Limited Guarantee and Remedies
Receipt of the Parent termination fee is the Company’s sole and exclusive remedy for losses or damages suffered by the Company or its affiliates or representatives in connection with the merger agreement and the transactions contemplated by the merger agreement, other than certain litigation expenses in enforcing its right to the Parent termination fee and certain indemnification and reimbursement rights related to cooperation with the Parent Entities’ financing plan and cooperation with potential corporate restructuring or asset sales.
In connection with the merger agreement, the Sponsors have entered into a limited guarantee in our favor to severally guarantee the Parent Entities’ payment obligations with respect to the Parent termination fee and certain expense reimbursement and indemnification obligations of the Parent Entities and the Surviving Company under the merger agreement, subject to the terms and limitations set forth in the limited guarantee, up to $155 million.
We cannot seek specific performance to require the Parent Entities, Merger Sub I or Merger Sub II to consummate the merger or the other transactions contemplated by the merger agreement. However, the Parent Entities, Merger Sub I and Merger Sub II may seek specific performance to require the Company and the Partnership to consummate the merger and the other transactions contemplated by the merger agreement.
Amendment and Waiver
At any time before or after the requisite stockholder approval, the merger agreement may be amended by action taken by the Company, the Partnership, the Parent Entities, Merger Sub I and Merger Sub II. However, after the requisite stockholder approval, no amendment may be made that requires the approval of the Company’s stockholders under applicable law without obtaining such further approval.
At any time prior to the closing date, the Company, the Partnership, the Parent Entities, Merger Sub I and Merger Sub II may extend the time for the performance of any of the other parties’ obligations, waive any breaches or inaccuracies in the other parties’ representations and warranties, or waive the other parties’ compliance with any of their agreements or conditions contained in the merger agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
“Beneficial ownership” as used herein has been determined in accordance with the rules and regulations of the SEC and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person.
The following table shows how many shares of the Company’s Class A common stock were beneficially owned, as of May 25, 2022, by the directors and named executive officers of the Company and each person known to the Company to own beneficially more than 5% of outstanding shares. Directors and named executive officers who owned no shares are not listed in the table. None of the persons named below owns any Class T common stock, and there are no beneficial owners of more than 5% of the Class T common stock. The business address of the directors and named executive officers listed below is the address of our principal executive office, 150 N. Riverside Plaza, Suite 4200, Chicago, Illinois 60606.
Unless otherwise indicated, each person named in the table has sole voting and investment power with respect to all of the shares of common stock shown as beneficially owned by such person, and none of our directors or executive officers has pledged shares of common stock as collateral.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)	Percentage of Total Common Stock Outstanding
Directors and Executive Officers
Michael G. Medzigian(b)	3,003,874	*
Charles S. Henry	78,164	*
Michael D. Johnson	78,164	*
Katherine G. Lugar	43,961	*
Robert E. Parsons, Jr.	86,939	*
William H. Reynolds, Jr.	78,211	*
Simon M. Turner	43,806	*
Brendan M. Medzigian	29,687	*
Samuel C. Zinsmaster	66,203	*
All directors and executive officers as a group (9 individuals)	1,091,013	*
5% Stockholders
W. P. Carey Inc.(c)	12,208,243	5.3

* Represents ownership of less than 1% of Class A common stock.
(a)
Share amounts may not sum to total due to rounding of fractional shares.

(b)
Shares are held by the Michael G. Medzigian Revocable Trust and Watermark Capital Partners, LLC. Includes 2,417,996 shares of Class A common stock issuable upon the exchange of Class A OP units of the Partnership.

(c)
W. P. Carey Inc. has shared dispositive power and shared voting power with respect to 12,208,243 shares of Class A common stock. Its business address is One Manhattan West, 395 9th Avenue, 58th Floor, New York, New York 10001.

ACP Watermark Investment LLC owns 231,254 shares of the Company’s Series B preferred stock and also owns warrants to purchase 16,778,446 units of limited partnership interest in the Partnership for a nominal exercise price, which in turn may be redeemed by ACP Watermark Investment LLC for cash or, at our election, shares of our Class A common stock on a one-for-one basis.

NO DISSENTERS’ RIGHTS OF APPRAISAL
We are incorporated as a corporation under Maryland law. As permitted by the MGCL, our charter provides that our stockholders are not entitled to exercise any appraisal rights, dissenters’ rights or the rights of an objecting stockholder to receive the fair value of their shares in connection with the merger unless our board of directors, upon the affirmative vote of a majority of the directors, determines that the rights apply. Our board of directors has not made such a determination.

SUBMISSION OF STOCKHOLDER PROPOSALS
We intend to hold an annual meeting of stockholders in 2022 only if the merger is not completed. If we hold such an annual meeting, we will publicly announce the date in advance of the meeting and any proposal of a stockholder intended to be included in our proxy statement for the meeting, pursuant to Rule 14a-8 of the Exchange Act, must have been received by our Corporate Secretary within a reasonable time before we begin to print our proxy materials. All proposals should be directed to our Corporate Secretary at Watermark Lodging Trust, Inc., 150 N. Riverside Plaza, Suite 4200, Chicago, Illinois 60606.
In addition, any stockholder who wishes to propose a nominee to our board of directors or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of our bylaws, which are on file with the SEC and may be obtained from our Investor Relations Department upon request. These notice provisions require that nominations of persons for election to our board of directors and the proposal of business to be considered by the stockholders for the 2022 annual meeting must have been received by our Corporate Secretary no earlier than the 150th day prior to the date of such annual meeting and no later than 5:00 p.m., New York City Time, on the later of the 120th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

STOCKHOLDERS SHARING THE SAME ADDRESS
If you and other residents at your mailing address own shares of common stock in street name, your broker, financial advisor, bank or other nominee may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of this proxy statement to your address. You may revoke your consent to householding at any time by calling Broadridge, toll-free, at (866) 407-1557 and providing your name, the name of your brokerage firm and your account number. The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement, we will promptly send a copy to you if you address your written request to Watermark Lodging Trust, Inc., 150 N. Riverside Plaza, Suite 4200, Chicago, Illinois 60606, Attention: Investor Relations, or call (855) 958-7348. If you are receiving multiple copies of this proxy statement, you can request householding by contacting our Investor Relations Department in the same manner.

OTHER MATTERS
Pursuant to our bylaws, only the matters set forth in the notice of special meeting may be brought before the special meeting.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. We make our SEC filings available free of charge on our website at www.watermarklodging.com (by selecting “SEC Filings”) as soon as reasonably practicable after such materials are filed with or furnished to the SEC. The information contained on or accessible through our website is not incorporated by reference into, and does not form a part of, this proxy statement, and you should not consider information contained on our website to be part of this proxy statement. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. Our reference to the Company’s and the SEC’s respective websites is intended to be an inactive textual reference only.
You may request a copy of these filings, at no cost, by contacting WLT in writing or by telephone. If you have any questions about this proxy statement, the virtual special meeting or the merger, or if you would like additional copies of this proxy statement, please contact WLT in writing or by telephone at:
Watermark Lodging Trust, Inc.
150 N. Riverside Plaza, Suite 4200
Chicago, Illinois 60606
Attention:Investor Relations
(855) 958-7348
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT (INCLUDING THE EXHIBITS) TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM, OR IN ADDITION TO, WHAT IS CONTAINED IN THIS PROXY STATEMENT (INCLUDING THE EXHIBITS). THIS PROXY STATEMENT IS DATED ______, 2022. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Exhibit A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
DATED AS OF MAY 6, 2022
BY AND AMONG
WATERMARK LODGING TRUST, INC.,
CWI 2 OP, LP,
THE PARENT ENTITIES NAMED HEREIN,
RUBY MERGER SUB I LLC
AND
RUBY MERGER SUB II LP

A-i

A-ii

Page
Section 8.5. Interpretation; Certain Definitions	A-54
Section 8.6. Parties In Interest	A-54
Section 8.7. Severability	A-55
Section 8.8. Specific Performance	A-55
Section 8.9. Amendment	A-56
Section 8.10. Extension; Waiver	A-56
Section 8.11. Counterparts	A-56
Section 8.12. Debt Financing Sources	A-56
Section 8.13. Definitions	A-57
Exhibits
Exhibits A-1, A-2 Forms of Closing Certificates
Exhibit B Form of REIT Qualification Opinion
Exhibit C Form of REIT Officer’s Certificate
Schedules
Schedule A Parent Entities’ Knowledge
Schedule B Parent Entities’ Section 5.1 Approval
A-iii

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of May 6, 2022, is by and among Watermark Lodging Trust, Inc., a Maryland corporation (the “Company”), Ruby I Holdings LLC, a Delaware limited liability company (“Parent 1”), Ruby II Holdings LLC, a Delaware limited liability company (“Parent 2”), Ruby III Holdings LLC, a Delaware limited liability company (“Parent 3”), and Ruby IV Holdings LLC, a Delaware limited liability company (“Parent 4”; each of Parent 1, Parent 2, Parent 3 and Parent 4 is referred to herein as a “Parent Entity” and such entities are collectively referred to as the “Parent Entities”), Ruby Merger Sub I LLC, a Maryland limited liability company (“Merger Sub I”), Ruby Merger Sub II LP, a Delaware limited partnership (“Merger Sub II”), and CWI 2 OP, LP, a Delaware limited partnership (the “Partnership”).
W I T N E S S E T H:
WHEREAS, the parties wish to effect a business combination through (i) a merger of Merger Sub II with and into the Partnership, with the Partnership being the surviving entity (the “Partnership Merger”), on the terms and subject to the conditions set forth in this Agreement and in accordance with the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) and (ii) immediately following the consummation of the Partnership Merger, a merger of Merger Sub I with and into the Company, with the Company being the surviving entity (the “Company Merger” and, together with the Partnership Merger, the “Mergers”), on the terms and subject to the conditions set forth in this Agreement and in accordance with the Maryland Limited Liability Company Act (the “MLLCA”) and the Maryland General Corporation Law (the “MGCL”);
WHEREAS, the Company is the sole general partner of the Partnership through which the Company operates its business, and, as of the date hereof, the Company owns approximately 99% of the outstanding Class A OP Units of the Partnership (the “Class A Partnership Units”) and 100% of the outstanding Series B Preferred Partnership Units of the Partnership (the “Series B Preferred Partnership Units”);
WHEREAS, the Board of Directors of the Company (the “Company Board”) has unanimously declared the Company Merger advisable, and unanimously approved this Agreement, the Company Merger and the other transactions contemplated hereby, on the terms and subject to the conditions set forth herein;
WHEREAS, the Parent Entities, as the sole members of Merger Sub I, have approved this Agreement and the Company Merger and determined that it is advisable and in the best interests of Merger Sub I to enter into this Agreement and to consummate the Company Merger on the terms and subject to the conditions set forth herein;
WHEREAS, the Company, as the sole general partner of the Partnership, has approved this Agreement and the Partnership Merger and determined that it is advisable and in the best interests of the Partnership and the limited partners of the Partnership for the Partnership to enter into this Agreement and to consummate the Partnership Merger on the terms and subject to the conditions set forth herein;
WHEREAS, Ruby GP Sub LLC, a Delaware limited liability company (“Merger Sub II GP”), as the sole general partner of Merger Sub II, has approved this Agreement and the Partnership Merger and determined that it is advisable and in the best interests of Merger Sub II and its limited partners for Merger Sub II to enter into this Agreement and to consummate the Partnership Merger on the terms and subject to the conditions set forth herein;
WHEREAS, as an inducement to the Company and the Partnership entering into this Agreement, Brookfield Strategic Real Estate Partners IV-A L.P., Brookfield Strategic Real Estate Partners IV-B L.P., Brookfield Strategic Real Estate Partners IV-C L.P., Brookfield Strategic Real Estate Partners IV-C (ER) SCSp, and BSREP IV Brookfield L.P. (collectively, the “Guarantors”) are entering into a guaranty with the Company (the “Guaranty”), pursuant to which the Guarantors are guaranteeing certain obligations of the Parent Entities, Merger Sub I and Merger Sub II under this Agreement; and
WHEREAS, the Parent Entities, the Partnership, Merger Sub I, Merger Sub II and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Mergers as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
THE MERGERS
Section 1.1.
The Mergers.

(a)   Subject to the terms and conditions of this Agreement, and in accordance with the DRULPA, at the Partnership Merger Effective Time, Merger Sub II and the Partnership shall consummate the Partnership Merger, pursuant to which (i) Merger Sub II shall be merged with and into the Partnership and the separate existence of Merger Sub II shall thereupon cease and (ii) the Partnership shall be the surviving partnership in the Partnership Merger (the “Surviving Partnership”).
(b)   Subject to the terms and conditions of this Agreement, and in accordance with the MLLCA and the MGCL, at the Company Merger Effective Time, the Company and Merger Sub I shall consummate the Company Merger, pursuant to which (i) Merger Sub I shall be merged with and into the Company and the separate existence of Merger Sub I shall thereupon cease and (ii) the Company shall be the surviving entity in the Company Merger (the “Surviving Company”), such that, immediately following the Company Merger, the Parent Entities shall be the sole holders of common stock of the Surviving Company.
Section 1.2.
Governing Documents.

(a)   At the Company Merger Effective Time, the name of the Surviving Company shall be “Watermark Lodging Trust, Inc.” At the Company Merger Effective Time, the articles of incorporation of the Company, as in effect immediately prior to the Company Merger Effective Time, as amended by the Company Merger Articles of Merger, shall be the articles of incorporation of the Surviving Company until thereafter amended as provided in the articles of incorporation of the Surviving Company or by applicable Law. The bylaws of Merger Sub I, as in effect immediately prior to the Company Merger Effective Time, shall be the bylaws of the Surviving Company until thereafter amended as provided therein or by applicable Law.
(b)   At the Partnership Merger Effective Time, the certificate of limited partnership of the Partnership, as in effect immediately prior to the Partnership Merger Effective Time (the “Certificate of Limited Partnership”), shall be the certificate of limited partnership of the Surviving Partnership until thereafter amended as provided therein or by applicable Law. At the Partnership Merger Effective Time, the Partnership Agreement as in effect immediately prior to the Partnership Merger Effective Time shall be the limited partnership agreement of the Surviving Partnership until thereafter amended as provided therein or by applicable Law.
Section 1.3.
Officers, General Partner and Limited Partners of the Surviving Entities.

(a)   The Parent Entities shall be the sole holders of common stock of the Surviving Company following the Company Merger Effective Time.
(b)   The officers of the Company immediately prior to the Company Merger Effective Time shall be the officers of the Surviving Company from and after the Company Merger Effective Time, until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal.
(c)   The Company shall be the sole general partner and a limited partner of the Surviving Partnership following the Partnership Merger Effective Time and prior to the Company Merger Effective Time, entitling the Company to such rights, duties and obligations as are more fully set forth in the Partnership Agreement.
(d)   The Surviving Company shall be the sole general partner of the Surviving Partnership following the Company Merger Effective Time, entitling the Surviving Company to such rights, duties and obligations as are more fully set forth in the Partnership Agreement.
Section 1.4.   Effective Times.
(a)   On the Closing Date, the Partnership shall duly execute and file a certificate of merger (the “Partnership Merger Certificate”) with the Secretary of State of the State of Delaware (the “DSOS”) in accordance with the Laws of the State of Delaware. The Partnership Merger shall become effective upon the filing of the Partnership Merger Certificate with the DSOS or on such other date and time as may be mutually agreed to by the Company and Parent and specified in the Partnership Merger Certificate in accordance with the DRULPA (such date and time, the “Partnership Merger Effective Time”).
(b)   On the Closing Date, Merger Sub I and the Company shall duly execute and file articles of merger (the “Company Merger Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) in accordance with the Laws of the State of Maryland. The Company Merger shall become effective upon the acceptance for record of the Company Merger Articles of Merger by the SDAT or on such other date and time as may be mutually agreed to by the parties and specified in the Company Merger Articles of Merger in accordance with the

MGCL (such date and time, the “Company Merger Effective Time”), it being understood and agreed that the parties shall cause the Company Merger Effective Time to occur immediately after the Partnership Merger Effective Time.
(c)   Unless otherwise agreed in writing, the parties shall cause the Company Merger Effective Time and the Partnership Merger Effective Time to occur on the Closing Date, with the Company Merger Effective Time occurring immediately after the Partnership Merger Effective Time.
Section 1.5.    Closing of the Mergers. The closing of the Mergers (the “Closing”) shall take place at a time to be specified by the parties on the third Business Day after satisfaction or (to the extent permitted by Law) waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of such conditions), at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, or remotely by exchange of documents and signatures (or their electronic counterparts), or at such other time, date and place as may be mutually agreed to in writing by the parties hereto (the date on which the Closing occurs, the “Closing Date”); provided, however, that in no event shall the Closing be required to occur prior to the earlier to occur of (i) a date specified by the Parent Entities, Merger Sub I and Merger Sub II on no less than three (3) Business Days’ written notice to the Company, and (ii) October 21, 2022.
Section 1.6.   Effects of the Mergers.
(a)   The Company Merger shall have the effects set forth in this Agreement and the applicable provisions of the MLLCA and the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub I shall vest in the Surviving Company, and all debts, liabilities, duties and obligations of the Company and Merger Sub I shall become the debts, liabilities, duties and obligations of the Surviving Company.
(b)   The Partnership Merger shall have the effects set forth in this Agreement and the applicable provisions of the DRULPA. Without limiting the generality of the foregoing, and subject thereto, at the Partnership Merger Effective Time, all the properties, rights, privileges, powers and franchises of the Partnership and Merger Sub II shall vest in the Surviving Partnership, and all debts, liabilities, duties and obligations of the Partnership and Merger Sub II shall become the debts, liabilities, duties and obligations of the Surviving Partnership.
Section 1.7.   Tax Consequences.   The parties intend that for U.S. federal, and applicable state and local, income tax purposes (a) the Company Merger shall be treated as (i) a taxable sale of the Company Capital Stock to the Parent Entities in exchange for the Company Share Merger Consideration and the Series B Preferred Share Merger Consideration, and (b) (i) the Partnership Merger shall be treated as a taxable sale of the Class A Partnership Units by Minority Limited Partners. The parties hereto agree not to take any position on any Tax Return that is inconsistent with the foregoing treatment for all U.S. federal, and, if applicable, state and local tax purposes unless otherwise required by a final “determination” as defined in Section 1313(a) of the Code.
ARTICLE II
MERGER CONSIDERATION; COMPANY SHARES;
COMPANY PREFERRED SHARES; PARTNERSHIP UNITS
Section 2.1.   Effect on Company Shares; Effect on Company Preferred Shares.
(a)   Limited Liability Company Interests of Merger Sub I.   At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any holder thereof, each limited liability company interest in Merger Sub I issued and outstanding immediately prior to the Company Merger Effective Time shall be converted into one fully paid and nonassessable share of common stock of the Surviving Company.
(b)   Company Share Merger Consideration; Conversion of Company Shares.   At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any holder thereof, (i) each share of Class A Common Stock (each, a “Company A Share”) (other than any Excluded Shares) issued and outstanding immediately prior to the Company Merger Effective Time, subject to the terms and conditions set forth herein, shall automatically be converted into the right to receive an amount in cash equal to $6.768, without interest (such amount, the “Per Company A Share Merger Consideration”), and (i) each share of Class T Common Stock (each, a “Company T Share,” and the Company T Shares and the Company A Shares, collectively, the “Company Shares”) (other than any Excluded Shares) issued and outstanding immediately prior to the Company Merger Effective Time, subject to the terms and conditions set forth herein, shall automatically be converted into the right to receive an amount in cash equal to $6.699, without interest (such amount, the “Per Company T Share Merger Consideration”). The sum of the aggregate amount of cash payable to holders of Company A Shares as the Per Company A Share Merger Consideration plus the aggregate amount of cash payable to holders of Company T Shares as the Per Company T Share Merger Consideration is hereinafter referred to as the “Company Share Merger Consideration.” Each of the Per Company A Share Merger Consideration and the Per Company T Share Merger Consideration shall be subject to adjustments as contemplated by Section 2.8 and Section 5.11.
(c)   Series B Preferred Share Merger Consideration.   At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any holder thereof, each share of Series B Preferred Stock (each, a “Company Series B Preferred Share”) (other than any Excluded Shares) issued and outstanding immediately prior to the Company Merger Effective Time shall be, subject to the terms and conditions set forth herein, automatically converted into the right to receive an amount in cash equal to the Per Series B Preferred Share Redemption Price (such amount, the “Per Company Series B Preferred Share Merger Consideration”). The aggregate amount of cash payable to holders of Company Series B Preferred Shares as the Per Company Series B Preferred Share Merger Consideration is hereinafter referred to as the “Series B Preferred Share Merger Consideration”.
(d)   Cancellation of Company Shares and Company Preferred Shares Owned by Parent, the Company or Merger Sub I.   At the Company Merger Effective Time, each issued and outstanding Company Share and Company Series B Preferred Share that is owned by the Parent Entities or Merger Sub I or any Subsidiary of Parent, the Company or Merger Sub I immediately prior to the Company Merger Effective Time (collectively, the “Excluded Shares”), if any, shall automatically be cancelled and retired and shall cease to exist, and no cash, Per Company A Share Merger Consideration, Per Company T Share Merger Consideration, Per Company Series B Preferred Share Merger Consideration or other consideration shall be delivered or deliverable in exchange therefor.
(e)   Cancellation of Company Shares and Company Preferred Shares.   As of the Company Merger Effective Time, all Company Shares and Company Series B Preferred Shares issued and outstanding immediately prior to the Company Merger Effective Time shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a Company Share or Company Series B Preferred Share (other than Excluded Shares, if any) shall cease to have any rights with respect to such interest, except the right to receive the Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration or the Per Company Series B Preferred Share Merger Consideration, as the case may be.
Section 2.2.   Partnership Unit Merger Consideration; Effect on Partnership Units.
(a)   Partnership Unit Merger Consideration; Conversion of Class A Partnership Units.   At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any action on the part of any holder thereof, each Class A Partnership Unit, other than Excluded Units, issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth herein, shall be converted into, and shall be cancelled in exchange for, the right to receive an amount in cash equal to the Per Company A Share Merger Consideration, without interest (the “Per Partnership Unit Merger Consideration”). The aggregate amount of cash payable to holders of Class A Partnership Units as the Per Partnership Unit Merger Consideration is herein referred to as the “Partnership Unit Merger Consideration,” and together with the Company Share Merger Consideration, the Series B Preferred Share Merger Consideration and the aggregate Per Company A Share Merger Consideration payable in respect of the Company RSU Awards pursuant to Section 2.3(a), is herein referred to as the “Merger Consideration”.
(b)   Partnership Units Held by the Company.   At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any action on the part of the holder of any partnership interest in the Partnership, each Partnership Unit held by the Company or any wholly owned Subsidiary of the Company immediately prior to the Partnership Merger Effective Time (collectively, the “Continuing Units”) shall be unaffected by the Partnership Merger and shall remain outstanding as a Partnership Unit of the Surviving Partnership held by the Company or relevant wholly owned Subsidiary of the Company.
(c)   Cancellation of Parent Entity and Merger Sub II-Owned Partnership Units.   At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any action on the part of the holder of any partnership interest in the Partnership, each Partnership Unit held by the Parent Entities, Merger Sub II or any of their respective wholly owned Subsidiaries immediately prior to the Partnership Merger Effective Time (collectively, the “Cancelled Units” and, together with the Continuing Units, the “Excluded Units”) shall automatically be cancelled and shall cease to exist, with no consideration to be delivered or deliverable in exchange therefor.
(d)   Cancellation of Merger Sub II Interests.   At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any action on the part of any holder thereof, each partnership interest in Merger Sub II shall automatically be cancelled and cease to exist, the holders thereof shall cease to have any rights with respect thereto, and no payment shall be made with respect thereto.

Section 2.3.   Treatment of Restricted Stock Unit Awards.
(a)   Company Restricted Stock Unit Awards.   Effective immediately prior to the Company Merger Effective Time, each award of restricted stock units (whether vested or unvested) (each, a “Company RSU Award”) that is outstanding immediately prior to the Company Merger Effective Time shall be cancelled, with the holder of each such Company RSU Award becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash equal to (i) the number of Company Shares subject to the Company RSU Award immediately prior to the Company Merger Effective Time multiplied by (ii) the Per Company A Share Merger Consideration (less any applicable income and employment withholding Taxes).
(b)   Prior to the Partnership Merger Effective Time, the Company shall deliver all required notices (which notices shall have been approved by the Parent Entities, in their reasonable discretion) to each holder of Company RSU Awards setting forth each holder’s rights pursuant to the Company Share Incentive Plan stating that such Company RSU Awards shall be treated in the manner set forth in this Section 2.3.
(c)   Cash amounts payable to (i) employees pursuant to Section 2.3(a) shall be paid through the Company’s payroll, less any applicable income and employment withholding Taxes, and (ii) non-employee directors shall be paid by customary ACH transfer in each case within ten (10) Business Days following the Company Merger Effective Time.
(d)   Prior to the Partnership Merger Effective Time, the Company shall take all actions necessary for the treatment of the Company RSU Awards contemplated by this Section 2.3 and to ensure that, following the transactions contemplated by this Agreement, no Company RSU Awards shall exist (and no holder of any rights in respect thereof shall have any further rights other than as expressly contemplated by this Section 2.3).
Section 2.4.   Exchange Fund; Transfer Books.
(a)   Paying Agent.   Prior to the Partnership Merger Effective Time, the Parent Entities shall, at their sole cost and expense, appoint DST Systems, Inc. (or another bank or trust company reasonably satisfactory to the Company) to act as Paying Agent (the “Paying Agent”) and enter into an agreement with the Paying Agent with respect thereto, in form and substance reasonably acceptable to the Company, for the payment or exchange in accordance with this Article II of the Merger Consideration (other than any payments in respect of Company RSU Awards). At or prior to the Partnership Merger Effective Time, the Parent Entities shall deposit or cause to be deposited with the Paying Agent, for the benefit of the holders of the Company Shares, the Company Series B Preferred Shares and the Class A Partnership Units, an amount in cash sufficient to pay the Merger Consideration less the portion of the Merger Consideration to be paid in respect of Company RSU Awards (which amounts in respect of Company RSU Awards shall be paid or delivered directly to the Surviving Company) (the portion of the Merger Consideration so deposited with the Paying Agent being referred to herein as the “Exchange Fund”). The Paying Agent shall make payments of the Merger Consideration out of the Exchange Fund in accordance with this Agreement. The Exchange Fund shall not be used for any other purpose other than a purpose expressly provided for in this Agreement. Any and all interest earned on cash deposited in the Exchange Fund shall be paid to the Surviving Company.
(b)   Share and Unit Transfer Books.   On the Closing Date, the share transfer books of the Company and the unit transfer books of the Partnership shall be closed and thereafter there shall be no further registration of transfers of the Company Shares, the Company Series B Preferred Shares or Partnership Units (except for the transfer of Partnership Units owned by the Company in the Company Merger). From and after the Closing Date, the holders of book-entry shares (each such book-entry share, a “Book-Entry Share”) or book-entry units (each such book-entry unit, a “Book-Entry Unit”) representing Company Shares, the Company Series B Preferred Shares or Partnership Units outstanding immediately prior to the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, shall cease to have rights with respect to such shares or units, as applicable, except as otherwise provided for herein. On or after the Closing Date, any Book-Entry Shares or Book-Entry Units presented to the Paying Agent, the Surviving Company or the Surviving Partnership in accordance with this Agreement shall be exchanged for the Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration or the Per Partnership Unit Merger Consideration, as applicable, with respect to the Company Shares, the Company Series B Preferred Shares or Partnership Units formerly represented thereby.
Section 2.5.   Exchange Procedures.
(a)   Procedure.   As soon as practicable after the Closing Date (but in any event within five (5) Business Days), the Surviving Company shall cause the Paying Agent to (i) mail to each holder of record of Book-Entry Shares or Book-Entry Units that, immediately prior to the Company Merger Effective Time, represented outstanding Company Shares or the Company Series B Preferred Shares or that, immediately prior to the Partnership Merger Effective Time, represented Class A Partnership Units, which were converted into the right to receive or be exchanged for the Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration or the Per Partnership Unit Merger Consideration, as applicable, pursuant to Section 2.1 and Section 2.2: an instruction request letter (which shall be in customary form and have such other provisions as Parent and the Company may mutually agree and specify) that includes instructions for effecting the exchange of Book-Entry Shares or Book-Entry Units for the Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration or Per Partnership Unit Merger Consideration, as applicable, to which the holder thereof is entitled, and (ii) subject to the requirements of this Section 2.5(a), make, and the Paying Agent shall make, delivery and disbursement of the Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration or the Per Partnership Unit Merger Consideration, as applicable, to the holders of the Company Shares, Company Series B Preferred Shares or Class A Partnership Units, as applicable, that were converted into the right to receive in exchange therefor the Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration or the Per Partnership Unit Merger Consideration, as applicable. No interest shall be paid or accrue for the benefit of the holders of the Book-Entry Shares or Book-Entry Units on any cash payable hereunder.
(b)   No Further Ownership Rights in the Company Shares, Company Series A Preferred Shares, Company Series B Preferred Shares or Class A Partnership Units.   On the Closing Date, holders of Company Shares, the Company Series B Preferred Shares or Class A Partnership Units that are converted into the right to receive Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration or Per Partnership Unit Merger Consideration, as applicable, shall cease to be, and shall have no rights as, stockholders of the Company or limited partners of the Partnership other than the right to receive the Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration or the Per Partnership Unit Merger Consideration, as applicable, as provided under this Article II. The Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration or the Per Partnership Unit Merger Consideration, as applicable, paid or delivered in exchange for Book-Entry Shares or Book-Entry Units, in accordance with the terms of this Article II shall be deemed to have been paid, delivered or issued, as the case may be, in full satisfaction of all rights and privileges pertaining to the Company Shares, Company Series B Preferred Shares or Class A Partnership Units, as applicable, exchanged therefor.
(c)   Termination of Exchange Fund.   Any portion of the Exchange Fund that remains undistributed to the holders of Book-Entry Shares or Book-Entry Units for twelve (12) months after the Closing Date shall be delivered to the Surviving Company; and any holders of Company Shares, Company Series B Preferred Shares or Class A Partnership Units prior to the Company Merger Effective Time or Partnership Merger Effective Time, as applicable, who have not theretofore complied with this Article II shall thereafter look only to the Surviving Company and only as general creditors thereof for payment of the Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration or the Per Partnership Unit Merger Consideration, as applicable, in each case without any interest thereon, upon compliance with the procedures set forth in Section 2.5(a) and subject to Section 2.5(d).
(d)   No Liability.   None of the Parent Entities, Merger Sub I, the Surviving Company, the Partnership, Merger Sub II, the Surviving Partnership, the Company or the Paying Agent, or any employee, officer, trustee, director, agent or affiliate thereof, shall be liable to any Person in respect of Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by holders of Book-Entry Shares or Book-Entry Units immediately prior to the time at which such amounts would otherwise escheat to, or become the property of, any Governmental Entity shall, to the extent permitted by applicable Law, become the property of the Surviving Company, free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.
(e)   Investment of Exchange Fund.   After the Closing Date, the Paying Agent shall invest any cash included in the Exchange Fund as directed by the Surviving Company. Any interest and other income resulting from such investments shall be paid to the Surviving Company. Until the termination of the Exchange Fund pursuant to Section 2.5(c), to the extent that there are losses with respect to such investments, or the cash portion of the Exchange Fund diminishes for other reasons below the level required to make prompt payments of the Company Share Merger Consideration, the Series B Preferred Share Merger Consideration or the cash portion of the Partnership Unit Merger Consideration as contemplated hereby, the Surviving Company shall promptly replace or restore the portion of the Exchange Fund lost through investments or other events so as to ensure that the Exchange Fund is, at all times, maintained at a level sufficient to make all such payments.

Section 2.6.   Withholding Rights.   Each of the Company, the Surviving Company, the Partnership, the Surviving Partnership, Parent, Merger Sub I, Merger Sub II and the Paying Agent, as applicable, shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement to any Person such amounts as it is required to deduct and withhold with respect to the making of such payment (and, with respect to the Company RSU Awards, the payment of proceeds in settlement of such Company RSU Awards, as set forth in Section 2.3) under the Code, and the rules and regulations promulgated thereunder, or any provision of state, local or non-U.S. Law. To the extent that any of the Parent Entities, Merger Sub I or Merger Sub II believes it is required to deduct and withhold from any amounts treated for U.S. federal income tax purposes as payable to the holders of Class A Partnership Units (other than as a result of the failure of such Persons to provide a properly completed and executed IRS Form W-9 or a change in applicable Law after the date of this Agreement), Parent shall use commercially reasonable efforts to notify the Company of such requirement at least five (5) Business Days prior to the Closing and shall reasonably cooperate with the Company to take any steps available to reduce or eliminate such withholding requirement. To the extent that amounts are so deducted and withheld by the Company, the Surviving Company, the Partnership, the Surviving Partnership, Parent, Merger Sub I, Merger Sub II or the Paying Agent, as applicable (such amounts to be timely paid over to the appropriate Governmental Entity), such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 2.7.   Dissenters’ Rights.   No dissenters’ or appraisal rights shall be available with respect to the Mergers.
Section 2.8.   Adjustment of Certain Merger Consideration.   In the event that, subsequent to the date of this Agreement but prior to the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, the Company Shares, the Company Series B Preferred Shares or the Class A Partnership Units issued and outstanding shall, through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the capitalization of the Company or the Partnership, as applicable, increase or decrease in number or be changed into or exchanged for a different kind or number of securities, then an appropriate and proportionate adjustment shall be made to the Per Company A Share Merger Consideration, the Per Company T Share Merger Consideration, the Per Company Series B Preferred Share Merger Consideration and the Per Partnership Unit Merger Consideration, as applicable, to provide the holders the same economic effect as contemplated by this Agreement prior to such event; provided, however, that nothing set forth in this Section 2.8 shall be construed to supersede or in any way limit the prohibitions set forth in Section 5.1 hereof.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES
Except (a) as disclosed in the Company SEC Documents furnished or filed one Business Day prior to the date hereof (excluding, in each case, any disclosures set forth in any risk factor or forward-looking statements section or other statements that, in each case, are cautionary, non-specific, predictive or forward-looking in nature) (provided that this exception shall not apply to the Company’s representations and warranties in Section 3.2(a)) (it being agreed that all such Company SEC Documents shall be deemed to have been made available to Parent for the purposes of all references in this Agreement to documents or other information having been or to be “delivered,” “made available,” “provided,” or words of similar import, to Parent) or (b) as disclosed in the separate disclosure letter which has been delivered by the Company to the Parent Entities in connection with the execution and delivery of this Agreement, including the documents attached to or incorporated by reference in such disclosure letter (the “Company Disclosure Letter”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall also be deemed to be disclosed with respect to any other section or subsection in this Agreement to which the relevance of such item is reasonably apparent on the face of such disclosure; provided that nothing in the Company Disclosure Letter is intended to broaden the scope of any representation or warranty of the Company or the Partnership made herein), the Company and the Partnership hereby jointly and severally represent and warrant to the Parent Entities, Merger Sub I and Merger Sub II as follows:
Section 3.1.   Organization and Qualification; Subsidiaries.
(a)   The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Maryland. The Partnership is a limited partnership duly formed, validly existing and in good standing under the Laws of the State of Delaware. Each other Company Subsidiary is a corporation or other legal entity duly incorporated or organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept), as applicable, under the Laws of the jurisdiction of its incorporation or organization, except where the failure to be so existing and in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company and each Company Subsidiary has requisite corporate or other legal entity, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company and each Company Subsidiary is duly qualified to do business and is in good standing in each jurisdiction (with respect to jurisdictions that recognize such concept) where the ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   The Company has made available to the Parent Entities true and complete copies of (i) the charter of the Company (the “Company Charter”), (ii) the Amended and Restated Bylaws of the Company (the “Company Bylaws”), (iii) the Partnership Agreement and (iv) the Certificate of Limited Partnership, in each case as in effect as of the date hereof and together with all amendments thereto. Each of the Company Charter, the Company Bylaws, the Partnership Agreement and the Certificate of Limited Partnership was duly adopted and is in full force and effect, and neither the Company nor the Partnership is in violation in any material respect of any such documents.
(c)   Section 3.1(c) of the Company Disclosure Letter sets forth a complete list of each Company Subsidiary, together with its jurisdiction of organization or incorporation and the ownership interest (and percentage interest) of the Company or a Company Subsidiary and any other Person, as applicable, in such Company Subsidiary.
(d)   Section 3.1(d) of the Company Disclosure Letter sets forth a complete list of Persons, other than the Company Subsidiaries, in which the Company or any Company Subsidiary has an equity interest as of the date of this Agreement, together with the Company’s or applicable Company Subsidiary’s ownership interests and stated percentage interests in each such entity.
Section 3.2.   Capitalization.
(a)   The authorized capital stock of the Company consists of 400,000,000 shares of Common Stock, par value $0.001 per share, of which 320,000,000 shares are classified as Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), and 80,000,000 shares are classified as Class T Common Stock, par value $0.001 per share (the “Class T Common Stock” and, together with the Class A Common Stock, the “Company Common Stock”), and 50,000,000 shares of Preferred Stock, par value $0.001 per share (the “Company Preferred Stock”), of which 1,300,000 shares are designated as Series B Cumulative Redeemable Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock” or the “Company Preferred Stock” and, together with the Company Common Stock, “Company Capital Stock”). As of the close of business on May 4, 2022 (the “Capitalization Date”), (i) 168,067,404 shares of Class A Common Stock and 61,095,773 shares of Class T Common Stock were issued and outstanding, (ii) 231,255 shares of Series B Preferred Stock were issued and outstanding, and (iii) 1,861,568 Company RSU Awards were outstanding. All of the shares of Company Common Stock and Company Preferred Stock are duly authorized, validly issued, fully paid and nonassessable, and free of pre-emptive rights.
(b)   As of the Capitalization Date, the Company had no shares of Company Common Stock or Company Preferred Stock reserved for issuance, except for Company Common Stock that may be issued upon exchange of Class A Partnership Units issuable upon exercise of the Company Warrants, Company Common Stock that may be issued in settlement of Company RSU Awards and as set forth in Section 3.2(b) of the Company Disclosure Letter.
(c)   The Company has provided to the Parent Entities a true and complete list of each Company RSU Award outstanding as of the Capitalization Date and (i) the holder thereof, (ii) the number of Company Shares subject thereto (assuming target-level and maximum- level performance, as applicable), in each case, including accrued dividend equivalents with respect to each such award, and (iii) the grant date.
(d)   As of the date hereof, except as provided in Section 3.2(a) and Section 3.2(b), and except for the Company Warrants and except as set forth in Section 3.2(d) of the Company Disclosure Letter, there are no (i) outstanding securities of the Company or any Company Subsidiary convertible into or exchangeable for one or more shares of stock of, or other equity or voting interests in, the Company or any Company Subsidiary, (ii) options, warrants or other rights or securities issued or granted by the Company or any Company Subsidiary relating to or based on the value of the equity securities of the Company or any Company Subsidiary, (iii) Contracts that are binding on the Company or any Company Subsidiary that obligate the Company or any Company Subsidiary to issue, acquire, sell, redeem, exchange or convert any shares of stock of, or other equity interests in, the Company or any Company Subsidiary, or (iv) outstanding restricted shares, restricted share units, share appreciation rights, performance shares, performance units, deferred share units, contingent value rights, “phantom” shares or similar rights issued or granted by the Company or any Company Subsidiary that are linked to the value of the Company Common Stock. Since the Capitalization Date through the date hereof, the Company and the Partnership have not issued any Company Common Stock, Company Preferred Stock, Partnership Units, Company RSU Awards or other equity security (other than Company Stock issued as dividends in respect of Company Preferred Stock). The Company does not have a stockholder rights plan in place.

Except as set forth in Section 3.2(d) of the Company Disclosure Letter, the Company has not exempted any Person from the “Common Share Ownership Limit” or the “Aggregate Share Ownership Limit” or established or increased an “Excepted Holder Limit,” as such terms are defined in the Company Charter, which exemption or “Excepted Holder Limit” remains in effect. There are no outstanding bonds, debentures, notes or other Indebtedness of the Company or any of the Company Subsidiaries having the right to vote on any matters on which holders of capital stock or other equity interests of the Company or any of the Company Subsidiaries may vote. None of the Company Subsidiaries owns any Company Shares.
(e)   Except as provided in Section 3.2(g) and except as set forth in Section 3.2(e) of the Company Disclosure Letter, the Company or another Company Subsidiary owns, directly or indirectly, all of the issued and outstanding shares of stock or other equity securities of each of the Company Subsidiaries, free and clear of any Liens other than transfer and other restrictions under applicable federal and state securities Laws and restrictions in the organizational documents of the Company or any Company Subsidiary, and all of such outstanding shares or other equity securities have been duly authorized and validly issued and are fully paid, nonassessable (as applicable) and free of preemptive rights. Except (i) pursuant to the Company Charter, (ii) pursuant to the Partnership Agreement, (iii) for equity securities and other instruments (including loans) in wholly owned Company Subsidiaries and (iv) as set forth in Section 3.2(e) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has any obligation to acquire any equity interest in another Person, or to make any investment (in each case, in the form of a loan, capital contribution or similar transaction) in, any other Person (including any Company Subsidiary).
(f)   Except as set forth in Section 3.2(f) of the Company Disclosure Letter and for transfer restrictions in the organizational documents of the Company or any Company Subsidiary, neither the Company nor any of the Company Subsidiaries is a party to any Contract with respect to the voting of, that restricts the transfer of or that provides registration rights in respect of, any shares of stock of, or other voting securities or equity interests in, the Company or any of the Company Subsidiaries.
(g)   The Company is the sole general partner of the Partnership. As of the Capitalization Date, the Company held 168,067,404 Class A Partnership Units, 61,095,773 Class T Partnership Units (“Class T Partnership Units,” and together with the Class A Partnership Units, the “Partnership Units”) and 231,255 Series B Preferred Partnership Units. In addition to the Partnership Units held by the Company, as of the Capitalization Date, 2,417,996 Class A Partnership Units were issued and outstanding and held by Persons other than the Company, and each such Class A Partnership Unit is redeemable in accordance with the Partnership Agreement in exchange for one share of Class A Common Stock. No Partnership Units are held by any Subsidiary of the Company. Section 3.2(g) of the Company Disclosure Letter sets forth a list as of the Capitalization Date of all holders of the Partnership Units (other than the Company) and the number and type of Partnership Units held by each such holder, as reflected on the Partnership Registry (as defined in the Partnership Agreement) of the Partnership. Other than the foregoing as of the Capitalization Date, no other Partnership Units (as defined in the Partnership Agreement) or other equity interests in the Partnership are issued and outstanding. Since the Capitalization Date through the date hereof, the Partnership has not issued any Partnership Units or other equity security (other than Partnership Units issued to the Company in connection with the issuance of Company Shares pursuant to Section 3.2(d) above or issued in respect of the Series B Preferred Partnership Units). Except for the Company Warrants and as set forth in Section 3.2(g) of the Company Disclosure Letter, there are no existing options, warrants, calls, subscriptions, convertible securities or other rights, agreements or commitments which obligate the Partnership to issue, transfer or sell any partnership interests of the Partnership or any securities convertible into or exchangeable for any partnership interests of the Partnership. Except as provided above or as set forth in Section 3.2(g) of the Company Disclosure Letter, and other than the Company Warrants and Series B Preferred Partnership Units, there are no outstanding contractual obligations of the Partnership to issue, repurchase, redeem or otherwise acquire any partnership interests of the Partnership or any other securities convertible into or exchangeable for any partnership interest in the Partnership. Except as set forth in Section 3.2(g) of the Company Disclosure Letter, the Partnership Units that are owned by the Company are free and clear of any Liens other than any transfer and other restrictions under applicable federal and state securities Laws or the Partnership Agreement.
(h)   As of the date of this Agreement, there is no outstanding Indebtedness described in clauses (a) through (d) of the definition thereof of the Company and the Company Subsidiaries in excess of $10,000,000 in principal amount, other than Indebtedness in the principal amounts (rounded to the nearest one hundred thousand dollars) identified in the instruments listed in Section 3.2(h) of the Company Disclosure Letter.
Section 3.3.   Authority.
(a)   The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to the receipt of the Company Requisite Vote, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company Board and, other than the Company Requisite Vote and the filing of the Company Merger Articles of Merger with the SDAT, no additional corporate proceedings on the part of the Company or any Company Subsidiary are necessary to authorize the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby by the Company. This Agreement has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery of this Agreement by each of the Parent Entities, Merger Sub I and Merger Sub II) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar Laws of general application, now or hereafter in effect, affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (clauses (i) and (ii) collectively, the “Bankruptcy and Equity Exception”).
(b)   The Partnership has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Partnership and the consummation by the Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Partnership and the Company in its capacity as the sole general partner of the Partnership and, other than the filing of the Partnership Merger Certificate with the DSOS, no additional proceedings on the part of the Partnership are necessary to authorize the execution, delivery and performance by the Partnership of this Agreement or the consummation of the transactions contemplated hereby by the Partnership. This Agreement has been duly executed and delivered by the Partnership and (assuming the due authorization, execution and delivery of this Agreement by each of the Parent Entities, Merger Sub I and Merger Sub II) constitutes the valid and binding obligation of the Partnership enforceable against the Partnership in accordance with its terms, subject to the Bankruptcy and Equity Exception.
(c)   The Company Board has unanimously (i) duly approved and declared advisable the Mergers and the other transactions contemplated by this Agreement, (ii) duly approved the execution, delivery and performance of this Agreement and, subject to obtaining the Company Requisite Vote, the consummation by the Company of the transactions contemplated hereby, including the Mergers, (iii) directed that, subject to the terms and conditions of this Agreement, the Company Merger be submitted to the stockholders of the Company for their approval and (iv) resolved, subject to the terms and conditions of this Agreement, to recommend the approval of the Company Merger by the stockholders of the Company, in each case, by resolutions duly adopted, which resolutions, except as permitted under Section 5.6, have not been subsequently rescinded, withdrawn or modified in a manner adverse to the Parent Entities.
Section 3.4.   No Conflict; Required Filings and Consents.
(a)   None of the execution, delivery or performance of this Agreement by the Company or the Partnership or the consummation by the Company or the Partnership of the transactions contemplated by this Agreement will: (i) subject to obtaining the Company Requisite Vote, conflict with or violate any provision of the Company Charter, the Company Bylaws, the Certificate of Limited Partnership or the Partnership Agreement, as applicable; (ii) (A) conflict with or violate any provision of the organizational documents of any Company Subsidiary (other than the Partnership) and (B) assuming that all consents, approvals and authorizations described in Section 3.4(b) have been obtained and all filings and notifications described in Section 3.4(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any Company Subsidiary, or any of their respective properties or assets; or (iii) require any consent or approval under, violate, conflict with, result in any breach of, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration, cancellation, purchase or sale under or result in the triggering of any payment or creation of a Lien (other than a Company Permitted Lien) upon any of the respective properties or assets (including rights) of the Company or any Company Subsidiary pursuant to, any Contract to which the Company or any Company Subsidiary is a party (or by which any of their respective properties or assets (including rights) are bound) or any Company Permit, except, with respect to clauses (ii) and (iii), (x) as set forth in Section 3.4(a) of the Company Disclosure Letter, (y) as contemplated by Section 2.3 or (z) as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   None of the execution, delivery or performance of this Agreement by the Company or the Partnership or the consummation by the Company or the Partnership of the transactions contemplated by this Agreement will require (with or without notice or lapse of time, or both) any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity by the Company or any Company Subsidiary or with respect to any of their respective properties or assets, other than (i) the filing of the Company Merger Articles of

Merger with, and the acceptance for record of the Company Merger Articles of Merger by, the SDAT, (ii) the filing of the Partnership Merger Certificate with the DSOS, (iii) compliance with, and such filings as may be required under, Environmental Laws, (iv) compliance with the applicable requirements of the Exchange Act, (v) filings as may be required under the rules and regulations of the New York Stock Exchange, (vi) compliance with any applicable federal or state securities or “blue sky” Laws, (vii) such consents, approvals, authorizations, permits, filings, registrations or notifications as may be required as a result of the identity of the Parent Entities or any of their affiliates, (viii) such filings as may be required in connection with the payment of any transfer and gain taxes and (ix) where the failure to obtain such consents, approvals, authorizations or permits of, or to make such filings, registrations with or notifications to, any Governmental Entity would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 3.5.   Company SEC Documents; Financial Statements.
(a)   Since January 1, 2020, the Company has filed with or otherwise furnished to the SEC all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules and documents required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) (such documents and any other documents filed by the Company with the SEC, as they may have been supplemented, modified or amended since the time of filing, including those filed or furnished subsequent to the date hereof, collectively, the “Company SEC Documents”). As of their respective filing (or furnishing) dates or, if supplemented, modified or amended since the time of filing, as of the date of the most recent supplement, modification or amendment, the Company SEC Documents (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with all applicable requirements of the Exchange Act or the Securities Act, as the case may be, in each case as in effect on the date each such document was filed with or furnished to the SEC. None of the Company Subsidiaries is subject to the periodic reporting requirements of the Exchange Act. The Company has made available to the Parent Entities all comment letters and all material correspondence between the SEC, on the one hand, and the Company or the Partnership, on the other hand, since January 1, 2020. As of the date hereof, there are no material outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents filed or furnished by the Company or the Partnership with the SEC and, as of the date hereof, to the Company’s knowledge, none of the Company SEC Documents is the subject of ongoing SEC review. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company (including, in each case, any notes and schedules thereto) and the consolidated Company Subsidiaries included in or incorporated by reference into the Company SEC Documents (collectively, the “Company Financial Statements”) (i) were prepared in accordance with generally accepted accounting principles as applied in the United States (“GAAP”) (as in effect in the United States on the date of such Company Financial Statement) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by SEC rules and regulations) and (ii) present fairly, in all material respects, the financial position of the Company and the consolidated Company Subsidiaries and the results of their operations and their cash flows as of the dates and for the periods referred to therein (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal year-end adjustments).
(b)   The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) designed to provide reasonable assurances regarding the reliability of financial reporting for the Company and the Company Subsidiaries. The Company has designed and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to provide reasonable assurance that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company’s management has completed an assessment of the effectiveness of the Company’s disclosure controls and procedures and, to the extent required by applicable Law, presented in any applicable Company report that is a report on Form 10-K or Form 10-Q or any amendment thereto, its conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by such report or amendment based on such evaluation. The Company has disclosed, based on the evaluation of its Principal Executive Officer and its Principal Financial Officer, to the Company’s auditors and the audit committee of the Company Board (x) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to materially affect the Company’s ability to record, process, summarize, and report financial information and (y) any fraud, whether or not material, that involves management or other employees of the Company or any Subsidiary who have a significant role in the Company’s internal control over financial reporting, and each such deficiency, weakness and fraud so disclosed to auditors, if any, has been disclosed to the Parent Entities prior to the date of this Agreement. As used in this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board as in effect on the date of this Agreement.
(c)   None of the Company or any Company Subsidiary is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract or arrangement, including any contract relating to any transaction or relationship between or among the Company or any Company Subsidiary, on the one hand, and any unconsolidated affiliate of the Company or any Company Subsidiary, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Securities Act) where the purpose is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any Subsidiary in the Company’s or such Subsidiary’s audited financial statements or other Company SEC Documents.
Section 3.6.   Information Supplied.   The Proxy Statement will not, at the time the Proxy Statement is first mailed to the Company’s stockholders, at the time of the Company Shareholders’ Meeting or at the time of any amendment or supplement thereof, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the Company or the Company Subsidiaries or other information supplied by the Company for inclusion or incorporation by reference therein, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, no representation or warranty is made by the Company or the Partnership with respect to statements made or incorporated by reference therein based on information supplied by the Parent Entities, Merger Sub I, Merger Sub II or any of their Representatives specifically for inclusion (or incorporation by reference) in the Proxy Statement.
Section 3.7.   Absence of Certain Changes.   Except as otherwise contemplated by this Agreement or set forth in Section 3.7 of the Company Disclosure Letter, since December 31, 2021 through the date hereof, (a) the Company, the Partnership and the Company Subsidiaries, taken as a whole, have conducted their respective businesses in all material respects in the ordinary course of business, (b) there have not been any changes, events, state of facts or developments, that, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect, (c) except for regular quarterly cash and/or in-kind dividends on the shares of Company Preferred Stock designated as Series A Cumulative Redeemable Preferred Stock (which were redeemed in full after December 31, 2021 but prior to the date of this Agreement), Company Series B Preferred Shares and Preferred Partnership Units and Partnership Units, there has not been any declaration, setting aside for payment or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Company Shares, Partnership Units, Company Series B Preferred Shares or Preferred Partnership Units and (d) neither the Company nor any of its Subsidiaries has taken any action that would be prohibited by Section 5.1(b) (other than the execution and delivery of this Agreement), if taken after the date hereof.
Section 3.8.   Undisclosed Liabilities.   Neither the Company nor any of the Company Subsidiaries has, or is subject to, any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) of a type required by GAAP as in effect on the date hereof to be set forth on a consolidated balance sheet of the Company and the Company Subsidiaries or in the notes thereto, other than liabilities and obligations (a) disclosed, reflected, reserved against or provided for in the consolidated balance sheet of the Company as of December 31, 2021 or in the notes thereto, (b) incurred in the ordinary course of business in all material respects since December 31, 2021, (c) incurred or permitted to be incurred under this Agreement or incurred in connection with the transactions contemplated hereby, or (d) that otherwise would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 3.9.   Permits; Compliance with Laws.
(a)   (i) The Company and each Company Subsidiary is in possession of all franchises, authorizations, licenses, permits, certificates, variances, exemptions, approvals and orders of any Governmental Entity (each, a “Permit”) necessary for the Company and each Company Subsidiary to own, lease and operate its properties and assets, and to carry on and operate its businesses as conducted as of the date hereof (the “Company Permits”), and (ii) all such Company Permits are in full force and effect; except, in the case of each of clauses (i) and (ii), as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. No suspension or cancellation of any Company Permits is pending or, to the knowledge of the Company, threatened in writing and no such suspension or cancellation will result from the transactions contemplated by this Agreement, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company and the Company Subsidiaries have established and continue to maintain internal policies and procedures reasonably designed to ensure compliance with the Laws referred to in Section 3.9(c) in all material respects.

(b)   The Company and each of the Company Subsidiaries are in compliance with all Laws applicable to the Company, the Company Subsidiaries and their respective businesses and properties or assets, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no investigation, review or proceeding by any Governmental Entity with respect to the Company or any of the Company Subsidiaries or their operations is pending or, to the Company’s knowledge, threatened in writing, and, to the Company’s knowledge, no Governmental Entity has indicated an intention to conduct the same.
(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of the Company Subsidiaries, nor, to the Company’s knowledge, any director, officer or employee of the Company or any of the Company Subsidiaries, has (i) knowingly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) unlawfully offered or provided, directly or indirectly, anything of value to (or received anything of value from) any foreign or domestic government employee or official or any other Person, (iii) taken any action, directly or indirectly, that would constitute a violation in any material respect by such Persons of the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder (the “FCPA”), including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, (iv) made any payment to any customer, supplier or tenant, or to any officer, director, partner, employee or agent of any such customer, supplier or tenant, for the unlawful sharing of fees to any such customer, supplier or tenant or any such officer, director, partner, employee or agent for the unlawful rebating of charges, (v) engaged in any other unlawful reciprocal practice, or made any other unlawful payment or given any other unlawful consideration to any such customer, supplier or tenant or any such officer, director, partner, employee or agent of such customer, officer or tenant or (vi) taken any action or made any omission in violation of any applicable Law governing imports into or exports from the United States or any foreign country, or relating to economic sanctions or embargoes, corrupt practices, money laundering, or compliance with unsanctioned foreign boycotts.
Section 3.10.   Litigation.   Except as set forth in Section 3.10 of the Company Disclosure Letter and except for stockholder or derivative litigation that may be brought after the date of this Agreement relating to this Agreement or the transactions contemplated hereby or the Company’s process leading up to this Agreement, there is no suit, claim, litigation, action, arbitration, investigation (including subpoena, civil investigation demand, audit, inquiry or request for documents or information from any Governmental Entity) or other proceeding (whether civil, criminal, administrative or otherwise) by or before any Governmental Entity (each a “Proceeding”) pending or, to the knowledge of the Company, threatened in writing against the Company or any Company Subsidiary (or against any of their properties or assets or against any of their present or former officers, employees or directors in their capacity as such) that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary is subject to any outstanding order, writ, injunction, judgment or decree of any Governmental Entity or arbitrator unrelated to this Agreement that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. As of immediately prior to the execution of this Agreement, there is no Proceeding to which the Company or any Company Subsidiary is a party pending or, to the knowledge of the Company, threatened in writing seeking to prevent, hinder, modify, delay or challenge the Mergers or any of the other transactions contemplated by this Agreement.
Section 3.11.   Employee Benefits.
(a)   Section 3.11(a) of the Company Disclosure Letter sets forth a list of all “employee benefit plans,” as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974 (“ERISA”), and all other employee benefit plans or other benefit arrangements or payroll practices including bonus plans, fringe benefits, executive compensation, consulting or other compensation agreements, change in control agreements, incentive, equity or equity-based compensation, deferred compensation arrangements, share purchase, severance pay, sick leave, vacation pay, salary continuation, hospitalization, medical benefits, life insurance, other welfare benefits, cafeteria, scholarship programs, directors’ benefit, bonus or other incentive compensation, which the Company or any Company Subsidiary or ERISA Affiliate sponsors, maintains, contributes to or has any obligation to contribute to or with respect to which the Company or any Company Subsidiary or ERISA Affiliate has any direct or indirect liability (each a “Company Employee Benefit Plan” and collectively, the “Company Employee Benefit Plans”), other than any Company Employee Benefit Plan that is not material.
(b)   None of the Company Employee Benefit Plans is or has been subject to Title IV of ERISA or is or has been subject to Sections 4063 or 4064 of ERISA, nor is the Company, any Company Subsidiary or any ERISA Affiliate

obligated to contribute (and such entities have not, in the past six (6) years, had an obligation to contribute) to a multiemployer plan, as defined in Section 3(37) of ERISA (a “Multiemployer Plan”). Neither the Company nor any ERISA Affiliate has incurred any present or contingent liability under Title IV of ERISA, nor does any condition exist which would reasonably be expected to result in any such liability.
(c)   Correct and complete copies of the following documents, with respect to each of the material Company Employee Benefit Plans (other than a Multiemployer Plan, of which there are none) have been made available to the Parent Entities by the Company: (i) plan and related trust documents, and amendments thereto; (ii) the most recent Form 5500 and schedules thereto, if applicable; (iii) the most recent Internal Revenue Service (“IRS”) determination letter, if any; (iv) the current summary plan description and any material modifications thereto, if applicable; (v) the most recent financial statements and actuarial valuations, if applicable; and (vi) all material correspondence regarding the Company Employee Benefit Plan with any Governmental Entity.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its ERISA Affiliates have performed all obligations required to be performed by them under all Company Employee Benefit Plans; (ii) the Company Employee Benefit Plans have been administered in compliance with their terms and the requirements of applicable Laws; (iii) all contributions and premium payments (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Company Employee Benefit Plans, including to any funds or trusts established thereunder or in connection therewith, have been made by the due date thereof, or to the extent not yet due, will have been paid, or accrued in accordance with GAAP, prior to the Company Merger Effective Time; (iv) there are no actions, suits, arbitrations, investigations, audits or claims (other than routine claims for benefits) filed, or to the Company’s knowledge, threatened in writing with respect to any Company Employee Benefit Plan; (v) the Company and its ERISA Affiliates have no liability as a result of any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) for any excise Tax or civil penalty; and (vi) none of the Company Employee Benefit Plans provide for continuing post-employment health, life insurance coverage or other welfare benefits for any participant or any beneficiary of a participant, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), or similar state Law, or except with respect to a contractual obligation to reimburse any premiums such Person may pay in order to obtain health coverage under COBRA.
(e)   Each of the Company Employee Benefit Plans which is intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable opinion letter or determination letter from the IRS and, to the Company’s knowledge, there is no fact which would adversely affect the qualified status of any such Company Employee Benefit Plan or the exemption of such trust.
(f)   Except as set forth in Section 3.11(f) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the Mergers will (either alone or in combination with any other event) (i) result in any compensatory payment becoming due, or increase the amount of compensation due, to any current or former Service Provider; (ii) increase any benefits otherwise payable under any Company Employee Benefit Plan; or (iii) result in the acceleration of the time of payment (including the funding of a trust) or vesting of any compensation or benefits from the Company or any Company Subsidiary to any current or former Service Provider. Without limiting the generality of the foregoing, except as set forth in Section 3.11(f) of the Company Disclosure Letter, no amount payable to any current or former Service Provider (whether in cash or property or as a result of accelerated vesting) as a result of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement (either alone or in combination with any other event) would be nondeductible under Section 280G of the Code. Neither the Company nor any Company Subsidiary has any obligations to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Taxes incurred by such Service Provider, including Taxes incurred under Section 409A or 4999 of the Code, or any interest or penalty related thereto.
Section 3.12.   Labor Matters.
(a)   Except as set forth in Section 3.12(a) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary is party to any collective bargaining agreement or similar labor agreement (excluding personal services contracts).
(b)   (i) Except as set forth in Section 3.12(b)(i) of the Company Disclosure Letter, no employees of the Company or any of the Company Subsidiaries and, to the Company’s knowledge, no persons located at any Company Property who are employees of the management company providing services pursuant to a Company Management Agreement (“CMA Employees”), are represented by any labor organization; (ii) no labor organization or group of employees of the Company or any of the Company Subsidiaries or, to the Company’s knowledge, any group of CMA Employees, has made a written demand to the Company or any Company Subsidiary for recognition or certification; (iii) there are no representation or certification proceedings or petitions seeking a representation proceeding presently filed, or to the Company’s knowledge, threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority with respect to any employees of the Company or any of the Company Subsidiaries or, to the Company’s knowledge, any CMA Employees; (iv) to the Company’s knowledge, there are no organizing activities involving the Company or any Company Subsidiary or any CMA Employees pending with any labor organization or group of employees of the Company or any Company Subsidiary or any CMA Employees; and (v) the Company and the Company Subsidiaries (including, to the Company’s knowledge, with respect to any CMA Employees at a Company Property) are not currently materially affected and have not been materially affected in the past by any actual or threatened work stoppage, strike or other labor disturbance.
(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no unfair labor practice charges, grievances or complaints filed or, to the Company’s knowledge, threatened in writing by or on behalf of any employee or group of employees of the Company or any Company Subsidiary or, to the Company’s knowledge, any CMA Employees.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no complaints, charges or claims by any CMA Employee against the Company or any Company Subsidiary (or, to the knowledge of the Company, against any third-party management company providing services to any Company Property pursuant to a Company Management Agreement) filed or, to the knowledge of the Company, threatened in writing to be brought or filed, with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any Company Subsidiary (or any such third-party management company).
(e)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and each Company Subsidiary (and, to the knowledge of the Company, each third-party management company providing services to any Company Property pursuant to a Company Management Agreement) is in compliance with all applicable collective bargaining agreements and all Laws relating to the employment of labor with respect to any CMA Employee, including all such Laws relating to wages, hours, the Worker Adjustment and Retraining Notification Act and any similar state or local “mass layoff” or “plant closing” Law (“WARN”), collective bargaining, discrimination, civil rights, affirmative action, safety and health, workers’ compensation and the collection and payment of withholding and/or social security Taxes and any similar Tax; and (ii) there has been no “mass layoff” or “plant closing” as defined by WARN with respect to the Company or any Company Subsidiary (or, to the Company’s knowledge, at any Company Property) within the last six (6) months. During the past three (3) years, to the Company’s knowledge, no claims of sexual harassment or sexual misconduct have been brought against any executive officer or director of the Company or any executive or management employee of the Company or any of its Subsidiaries at the level of Vice President or above.
Section 3.13.   Tax Matters.
(a)   The Company and each Company Subsidiary has timely filed (taking into account any extension of time within which to file) all material Tax Returns required to be filed by it and all such filed Tax Returns are true, correct and complete in all material respects. Except as set forth on Section 3.13(a) of the Company Disclosure Letter, all material Taxes due and payable by or on behalf of the Company and each Company Subsidiary (whether or not shown on a Tax Return) have been fully and timely paid, and adequate reserves or accruals for Taxes have been provided in accordance with GAAP with respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing, assuming, solely for purposes of this Section 3.13(a), that the Company continues to qualify as a REIT following the Company Merger Effective Time until the end of the taxable year that includes the Company Merger Effective Time.
(b)   The Company (i) for all taxable years commencing with the Company’s taxable year ended December 31, 2017, through December 31, 2021, has been organized and operated in conformity for qualification and taxation as a real estate investment trust within the meaning of Section 856 of the Code (a “REIT”) and (ii) has not taken or omitted to take any action which would reasonably be expected to result in the Company’s failure to qualify as a REIT, and no challenge to the Company’s status or qualification as a REIT is pending or, to the Company’s knowledge, threatened in writing by any Governmental Entity. The Company has distributed (or, for U.S. federal income tax purposes, was deemed to have distributed) all of its net taxable income for its taxable year ended December 31, 2021 and each prior taxable year. The Company has not been required to avail itself of any REIT “savings provisions” under the Code (including, but not limited to, those set forth in Sections 856(c)(6), 856(c)(7) or 856(g)(5) of the Code), and has not been required to pay any “deficiency dividends” (within the meaning of Section 860 of the Code), in either case, to permit the

Company to avoid the loss of its REIT qualification or avoid U.S. federal income or excise Taxes. The Company does not have any earnings and profits attributable to itself or any other corporation accumulated in any non-REIT year within the meaning of Section 857 of the Code. The Company has not (x) engaged, directly or indirectly, in any action that could result in any “prohibited transaction” Tax pursuant to Section 857(b)(6) of the Code or, to the Company’s knowledge, any material Tax on a non-arm’s length transaction described in Section 857(b)(7) of the Code, (y) incurred any liability for any material Taxes under Sections 857(b)(1), 857(b)(4), 857(b)(5), 857(b)(6)(A), 857(b)(7), 857(f), 860(c) or 4981 of the Code or (z) sold any asset subject to Tax under Section 337(d) of the Code (and the applicable Treasury Regulations thereunder). Each lease by the Company or a Company Subsidiary to a TRS (or Subsidiary of a TRS) complies with Section 856(d)(8) of the Code.
(c)   Section 3.13(c) of the Company Disclosure Letter sets forth each Company Subsidiary, its jurisdiction of organization, and its classification for U.S. federal income tax purposes as of the date hereof (and, if a Company Subsidiary has filed an Entity Classification Election on IRS Form 8832, the effective date of such election). Each entity that is listed in Section 3.13(c) of the Company Disclosure Letter as a partnership, joint venture, or limited liability company has, since the later of the date of its formation and the date on which the Company acquired an interest in such an entity, been treated for U.S. federal income tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation. Each entity that is listed in Section 3.13(c) of the Company Disclosure Letter as a corporation has, since the later of the date of its formation or the date on which the Company acquired an interest in such an entity, been treated for U.S. federal income tax purposes as a REIT, a “qualified REIT subsidiary” pursuant to Section 856(i) of the Code (a “QRS”) or a “taxable REIT subsidiary” pursuant to Section 856(l) of the Code (a “TRS”), as set forth on such schedule. The Company does not own any equity interest in an entity treated as a corporation for U.S. federal income tax purposes other than an interest in a TRS or interests in money market mutual funds that are treated as “cash and cash items (including receivables)” under IRS Revenue Ruling 2012-17 (2012-25 I.R.B. 1018).
(d)   Neither the Company nor any Company Subsidiary holds any asset the disposition of which would be subject to rules similar to Section 1374 of the Code (or otherwise result in any “built-in gains” Tax under Section 337(d) of the Code and the applicable Treasury Regulations thereunder), or any similar state tax regime.
(e)   Except as set forth in Section 3.13(e) of the Company Disclosure Letter, each of the Company and the Company Subsidiaries: (i) is not currently the subject of any audits, examinations, investigations or other proceedings in respect of any material Tax or Tax matter by any Governmental Entity; (ii) has not received any notice in writing from any Governmental Entity that such an audit, examination, investigation or other proceeding is contemplated or pending; (iii) has not waived any statute of limitations in respect of material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency; (iv) has not received a request for waiver of the time to assess any material Taxes, which request is still pending; (v) is not contesting any liability for material Taxes before any Governmental Entity; (vi) is not subject to any written claim or deficiency by a Governmental Entity for any material Tax which has not been satisfied by payment, settled or been withdrawn (and, to the Company’s knowledge, no such other claim or deficiency is pending); (vii) is not subject to any written claim by a Governmental Entity in a jurisdiction where the Company or such Company Subsidiary does not file Tax Returns that the Company or such Company Subsidiary is or may be subject to material taxation by that jurisdiction, which claim has not been satisfied by payment, settled or been withdrawn (and, to the Company’s knowledge, no such other claim is pending); (viii) has no outstanding requests for any Tax ruling from any Governmental Entity and has not received a Tax ruling; and (ix) is not the subject of a “closing agreement” within the meaning of Section 7121 of the Code (or any comparable agreement under applicable state, local or foreign Tax Law).
(f)   The Company and the Company Subsidiaries (i) have at all times been in compliance in all material respects with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes, (ii) have duly and timely withheld from employee salaries, wages and other compensation and have paid over to the appropriate Governmental Entity all material amounts required to be withheld and paid over on or prior to the due date thereof under all applicable Laws, (iii) have in all material respects properly completed and timely filed all IRS Forms W-2 and 1099 required thereof, and (iv) have collected and remitted to the appropriate Governmental Entity all material sales and use Taxes, or have been furnished properly completed exemption certificates and have in all material respects maintained all such records and supporting documents in a manner required by all applicable sales and use Tax statutes and regulations.
(g)   Neither the Company nor any of the Company Subsidiaries: (i) has agreed to make any material adjustment pursuant to Section 481(a) of the Code, (ii) has any knowledge that the IRS has proposed, in writing, such an adjustment or a change in accounting method with respect to the Company or any Company Subsidiary, (iii) has any application pending with the IRS or any other Governmental Entity requesting permission for any change in accounting method,

(iv) has deferred any Tax payments under Section 2302 of the CARES Act, IRS Notice 2020-65, or any similar U.S. federal, state or local Law, that have not been subsequently paid, or has taken, claimed or applied for any employee retention tax credit.
(h)   Neither the Company nor any Company Subsidiary has participated in or has liability or obligation with respect to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).
(i)   In the past two (2) years, neither the Company nor any Company Subsidiary has been a “distributing corporation” or a “controlled corporation” in a distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code or Section 361 of the Code is applicable.
(j)   Neither the Company nor any Company Subsidiary: (i) is or has ever been a member of an affiliated group of corporations filing a consolidated U.S. federal income Tax Return or (ii) has any liability for the Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of any state, local, or foreign Law), by contract or as a transferee or successor
(k)   Except as set forth in Section 3.13(k) of the Company Disclosure Letter, there are no Liens for Taxes on the Company or any Company Subsidiary or their assets, other than Company Permitted Liens.
(l)   The Company has made available true, correct and complete copies of (i) all U.S. federal and state income tax returns of the Company and each Company Subsidiary for all taxable periods ending on or after December 31, 2019, and all examination reports and statements of deficiencies assessed against or agreed to by the Company and each Company Subsidiary, and (ii) all transfer pricing, valuation and similar reports used by the Company and each Company Subsidiary in connection with setting lease terms (collectively, the “Transfer Pricing Reports”). The Company and each Company Subsidiary have at all times operated in compliance with the Transfer Pricing Reports.
(m)   Neither the Company nor any Subsidiary is or has ever been bound by any Tax Protection Agreement.
Section 3.14.   Properties.
(a)   Section 3.14(a) of the Company Disclosure Letter sets forth a true, correct and complete list in all material respects of the common name and address of each real property owned (in fee, leasehold or otherwise) by the Company or a Company Subsidiary or leased (including ground leased) by the Company or a Company Subsidiary as lessee, licensee, grantee, or sublessee as of the date hereof (all such hotel real property interests, together with all buildings, structures and other improvements and fixtures located on or under such hotel real property interests and all easements, rights and other appurtenances to such hotel real property interests, are individually referred to herein as a “Company Property”). As of the date of this Agreement, except as indicated on Section 3.14(a) of the Company Disclosure Letter, (x) there are no real properties that the Company or any of the Company Subsidiaries is or may be obligated to buy, lease or sublease on the date hereof or at some future date and (y) there are no real properties that the Company or any of the Company Subsidiaries have under contract to be sold or assigned and, in each case, there are no commitment, letters of intent or similar arrangement with respect to the same that remain active. Except as set forth on Section 3.14(a) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has granted any unexpired options, rights of first refusal, first negotiation, or first offer or other purchase rights or preferential options with respect to the purchase or lease of any Company Property or any material assets of the Company or the Company Subsidiaries that remain in effect as of the date hereof. The Company Property is all the real property necessary and sufficient for operation of the hotels as operated as of the date hereof in all material respects. The Company and the Company Subsidiaries have the right to use and operate all Company Property as currently used and operated in all material respects.
(b)   The Company or the Company Subsidiaries own good and valid title to the Company Properties, in each case, free and clear of Liens, except for Company Permitted Liens, none of which Company Permitted Liens have had, and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(c)   There is no pending or, to the knowledge of the Company or the Partnership, threatened condemnation, expropriation, eminent domain or rezoning proceeding affecting all or any portion of any of the Company Properties which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(d)   Section 3.14(d) of the Company Disclosure Letter sets forth a true, correct and complete list of each Major Lease, together with all amendments, modifications, supplements, renewals, guarantees and extensions related thereto (collectively, the “Major Lease Documentation”), including the parties thereto and the real properties to which they relate. The Company has provided the Parent Entities with true, complete and correct copies of all Major Leases and Major Lease Documentation. With respect to each Major Lease, (x) such Major Lease is valid and in full force and effect and enforceable against the Company or relevant Company Subsidiary, (y) the Company or the applicable Company Subsidiary is not in breach, violation, or default under such Major Lease and, to the Company’s knowledge, the applicable counterparty is not in breach, violation or default under such Major Lease, in each case, except for such defaults which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and (z) and none of the Company or any of the Company Subsidiaries has received written notice that it has violated or is in default under such Major Lease or given written notice that any counterparty has violated or in in default under any Major Lease that in either case remains uncured at the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company or a Company Subsidiary has exclusive possession of each Company Property, other than the Major Leases and any use and occupancy rights granted to third party tenants, subtenants, concessionaires, hotel guests or licensees pursuant to Contracts with respect to such real property entered into in the ordinary course of business and other than Company Permitted Liens.
(e)   Section 3.14(e) of the Company Disclosure Letter sets forth a true, correct and complete list of each Company Management Agreement and identifies each Company Property that is subject to such Company Management Agreement, the Company or the Company Subsidiary that is a party to such agreement, the date of such agreement and each amendment relating thereto. The Company has provided the Parent Entities with true, complete and correct copies of all Company Management Agreements. With respect to each Company Management Agreement, (x) such Company Management Agreement is valid and in full force and effect and enforceable against the Company or applicable Company Subsidiary, (y) other than as set forth in Section 3.14(e) of the Company Disclosure Letter, neither the Company nor the applicable Company Subsidiary is in breach, violation or default under such Company Management Agreement and, to the knowledge of the Company or the Partnership, the applicable counterparty is not in breach, violation or default, under such Company Management Agreement, in each case, except for such breaches, violations or defaults which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and (z) and, other than as set forth in Section 3.14(e) of the Company Disclosure Letter, none of the Company or any of the Company Subsidiaries has received written notice that it has violated or is in breach, violation or default under such Company Management Agreement nor given any notice that its counterparty is in breach, violation or default under any such Company Management Agreement that in either case remains uncured at the date of this Agreement, except in the case of clauses (x), (y), and (z) as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.
(f)   Section 3.14(f) of the Company Disclosure Letter sets forth a true, correct and complete list of each Company Franchise Agreement and identifies each Company Property that is subject to such Company Franchise Agreement, the Company or the Company Subsidiary that is a party to such agreement, the date of such agreement and each amendment relating thereto. The Company has provided the Parent Entities with true, complete and correct copies of all Company Franchise Agreements. With respect to each Company Franchise Agreement, (x) such Company Franchise Agreement is valid and in full force and effect and enforceable against the Company or applicable Company Subsidiary, (y) neither the Company nor the applicable Company Subsidiary is in breach, violation or default under such Company Franchise Agreement and, to the knowledge of the Company or the Partnership, the applicable counterparty is not in breach, violation or default, under such Company Franchise Agreement and (z), except as set forth in Section 3.14(f) of the Company Disclosure Letter, none of the Company or any of the Company or any Company Subsidiaries has received written notice that it is in breach, violation or default under such Company Franchise Agreement nor given any notice that its counterparty is in breach, violation or default under such Company Franchise Agreement, except in the case of clauses (x), (y) and (z), (i) for violations or breaches or defaults that have been cured or (ii) as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.
(g)   Section 3.14(g) of the Company Disclosure Letter sets forth a true, correct and complete list of each Ground Lease, together with all amendments, modifications, supplements, renewals and extensions related thereto. The Company has provided the Parent Entities with true, complete and correct copies of all Ground Leases. With respect to each Ground Lease, (x) such Ground Lease is valid and in full force and effect and enforceable against the parties thereto, (y) neither the Company nor the applicable Company Subsidiary is in breach, violation or default under such Ground Lease and, to the Company’s knowledge, the applicable counterparty is not in breach, violation or default, in each case, except for such defaults which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, and (z) and none of the Company or any of the Company Subsidiaries has received written notice that it has violated or is in default under such Ground Lease nor given any notice that its counterparty is in breach, violation or default under a Ground Lease that remains uncured, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(h)   The Company has provided Parent with true, complete and correct copies of owners’ title policies with respect to each Company Property. For each Company Property, a policy of title insurance (each, a “Company Title Insurance

Policy”) has been issued insuring, as of the effective date of each such insurance policy, the estate reflected in such Company Title Insurance Policy. To the knowledge of the Company, each such policy is in full force and effect. No material claim has been made against any such policy that remains outstanding.
(i)   Except as set forth in Section 3.14(i) of the Company Disclosure Letter or Section 5.1(i) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary nor any agent of either the Company or any Company Subsidiary is currently performing any capital projects, renovation or construction projects which project has aggregate projected costs in excess of $5,000,000 at any owned real property or leased real property.
(j)   Neither the Company nor a Company Subsidiary has received any notice from any insurance company that has issued a policy with respect to any Company Property or from any lender requiring performance of any material structural or other repairs or alterations to any Company Property, which repairs or alterations have not been completed. Section 3.14(j) of the Company Disclosure Letter sets forth a list that is, to the Company’s knowledge, true and complete, of any Company Property all or any portion of which is subject to a historic, preservation, landmark, cultural or any other similar designation (a “Designation”). To the knowledge of the Company, each Company Property subject to a Designation is in compliance with all Laws imposed in connection with such Designation and the Company is compliant with all zoning and land use Laws and requirements, in each case except as would not reasonably be expected to have a Company Material Adverse Effect.
(k)   To the knowledge of the Company, the Company and the Company Subsidiaries have good and valid title to, or a valid and enforceable leasehold interest in, or other right to use, all personal property owned, used or held for use by them (other than property owned by tenants and used or held in connection with the applicable tenancy), except as, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the knowledge of the Company, none of the Company’s or any of the Company Subsidiaries’ ownership of or leasehold interest in any such personal property is subject to any Liens, except for Company Permitted Liens.
Section 3.15.   Environmental Matters.   (a) Except as set forth in Section 3.15 of the Company Disclosure Letter or as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:
(i)   to the knowledge of the Company or the Partnership, neither the Company nor any of the Company Subsidiaries is, or for the past two (2) years has been, in violation of any Environmental Laws;
(ii)   to the knowledge of the Company or the Partnership, each of the Company and the Company Subsidiaries has all Company Permits required under any applicable Environmental Laws and are, and for the past two (2) years have been, each in compliance with their requirements;
(iii)   there are no pending or, to the knowledge of the Company or the Partnership, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to Hazardous Materials or any Environmental Law against or affecting the Company or the Company Subsidiaries; and
(iv)   to the knowledge of the Company or the Partnership, there are no events or circumstances that would reasonably be expected to form the basis of an order or obligation for clean-up or remedial action, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or the Company Subsidiaries relating to Hazardous Materials or any Environmental Laws.
(b)   The Company has provided or made available to the Parent Entities copies of all material environmental assessments, reports, audits and all material correspondence and documents relating to (i) any material claims or investigations pursuant to Environmental Law that are open or pending as of the date of this Agreement, (ii) any material orders, writs, injunctions, and judgments relating to violations of or compliance with any Environmental Law and that are in effect as of the date of this Agreement and (iii) any other material liabilities or obligations of the Company or any Company Subsidiaries pursuant to Environmental Law, which liabilities or obligations are open or pending as of the date of this Agreement, in the case of each of clauses (i), (ii) and (iii) that are in the possession of the Company and the Company Subsidiaries as of the date of this Agreement.
Section 3.16.   Intellectual Property.
(a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and the Company Subsidiaries own or have the right to use in the manner currently used all Intellectual Property used by the Company or any Company Subsidiary in, and that are material to, the business of the Company and the Company Subsidiaries as currently conducted (the “Company Intellectual Property”), and

(ii) neither the Company nor any of the Company Subsidiaries has received, in the twelve (12) months preceding the date hereof, any written charge, complaint, claim, demand or notice challenging the validity of or right to use any of the Company Intellectual Property.
(b)   To the knowledge of the Company or the Partnership, the conduct of the business of the Company and the Company Subsidiaries as currently conducted does not infringe upon any Intellectual Property rights, other than patents of any other Person, (i) to the knowledge of the Company, the conduct of the business of the Company and the Company Subsidiaries as currently conducted does not infringe upon any patents of any other Person and (ii) neither the Company nor any of the Company Subsidiaries has received, in the twelve (12) months preceding the date hereof, any written charge, complaint, claim, demand or notice alleging any such infringement of the Intellectual Property rights of any other Person by the Company or any of the Company Subsidiaries that has not been settled or otherwise fully resolved, in each case of clauses (i) and (ii), except for such matters that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(c)   The Company IT Assets are adequate for, and operate as required by the Company and the Company Subsidiaries in connection with, the operation of their business as conducted at the date of this Agreement in all material respects, and, except as would not reasonably be expected to have a Company Material Adverse Effect, the Company IT Assets are free from (i) material bugs, errors, or defects and (ii) viruses, ransomware, worms, backdoors, or other malware intended to materially and adversely affect the functionality of any Company IT Asset or the confidentiality, integrity and availability of the Personal Information stored therein. The Company and the Company Subsidiaries have implemented commercially reasonable anti-malware, backup, security, business continuity, and disaster recovery measures and technology.
(d)   The Company and the Company Subsidiaries are in material compliance with, and have since January 1, 2021 materially complied with, the Data Privacy/Security Requirements. To the knowledge of the Company, since January 1, 2021, there has been no (a) loss, damage, or unauthorized use, access, or disclosure, or other breach of security of the Personal Information maintained by the Company or any Company Subsidiary (including, but not limited to, any event that would give rise to a breach or incident for which notification by the Company or any Company Subsidiary to individuals and/or governmental authorities is required under Data Privacy/Security Requirements), (b) breach or unauthorized intrusion of the security of any Company IT Asset, or (c) suit, claim, action, inquiry, investigation or proceeding pending or threatened in writing by or against the Company or any Company Subsidiary concerning any Data Privacy/Security Requirement or compliance therewith or violation thereof.
Section 3.17.   Contracts.
(a)   All Contracts, including amendments thereto, required to be filed as an exhibit to any report of the Company filed on or after January 1, 2022 pursuant to the Exchange Act of the type described in Item 601(b)(10) of Regulation S-K promulgated by the SEC have been filed.
(b)   Other than the Contracts described in Section 3.17(a), Section 3.17(b) of the Company Disclosure Letter sets forth a complete list, in each case as of the date hereof, of each Contract (or the accurate description of principal terms in case of oral Contracts), including all amendments, supplements and side letters thereto that modify each such Contract in any material respect, to which the Company or any of the Company Subsidiaries is a party or by which it is bound or to which any of their respective assets are subject (other than any of the foregoing solely between the Company and any of the wholly owned Company Subsidiaries or solely between any wholly owned Company Subsidiaries) that:
(i)   is a limited liability company agreement, partnership agreement or joint venture agreement or similar Contract (including Joint Venture Agreements) with a third party (or sets forth material terms of any such arrangement);
(ii)   contains covenants of the Company or any of the Company Subsidiaries purporting to limit, in any material respect, either the type of business in which the Company or any of the Company Subsidiaries or any of their affiliates may engage or the geographic area in which any of them may so engage, other than (w) Company Permitted Liens, (x) special purpose entity requirements contained in the Existing Loan Documents or other documents governing Indebtedness of the Company or any Company Subsidiary or replacements of the foregoing, (y) customary provisions entered into by the Company or a Company Subsidiary in the ordinary course of business and contained in Major Leases, Ground Leases, Company Management Agreements or Company Franchise Agreements or (z) contained in other recorded documents by which real property was conveyed by the Company or any of the Company Subsidiaries to any user;

(iii)   (a) evidences Indebtedness described in clauses (a) through (d) of the definition thereof in excess of $10,000,000 of the Company or any of the Company Subsidiaries, whether unsecured or secured or (b) evidences any indebtedness secured by any Company Property and/or direct ownerships therein (such Contracts, the “Existing Loan Documents”);
(iv)   except for any capital contribution requirements and covenants to fund working capital needs or required capital, in each case as set forth in the organizational documents of any Person set forth in Section 3.17(b)(iv) of the Company Disclosure Letter or in any Joint Venture Agreements, Company Management Agreements, Company Franchise Agreements, Existing Loan Documents or other documents governing Indebtedness of the Company or any Company Subsidiary (x) requires the Company or any Company Subsidiary to make any investment (in each case, in the form of a loan, capital contribution or similar transaction) in any non — wholly owned Company Subsidiary or other Person in excess of $2,000,000 or (y) evidences a loan (whether secured or unsecured) made to any other Person in excess of $1,000,000 (excluding ordinary course extensions of trade credit (such as funding of customer non-recurring charges) or rent relief);
(v)   any Contract (other than solely among the Company and one or more Company Subsidiaries) provides for the sale, assignment, ground lease or exchange of, or option to sell, assign, ground lease or exchange, any Company Property or any portion thereof, or for the purchase, assignment, assumption, lease, ground lease or exchange of, or option to purchase, assign, ground lease or exchange, any real estate;
(vi)   other than Contracts for ordinary repair and maintenance, any Contract (other than solely among the Company and one or more Company Subsidiaries) relating to the development or construction of, or renovations, additions or expansions to, the Company Properties, under which the Company or any Company Subsidiary has, or expects to incur, an obligation under such Contract of (A) individually, $2,000,000 or more, or (B) collectively with all obligations under any other Contracts for the applicable project with respect to which such Contract has been entered, $5,000,000 or more;
(vii)   relates to the settlement (or proposed settlement) of any pending or threatened suit or proceeding, other than any settlement that provides solely for the payment of less than $4,000,000 in cash (net of any amount covered by insurance or indemnification that is reasonably expected to be received by the Company or any Company Subsidiary);
(viii)   is with any current executive officer or director of the Company or any of the Company Subsidiaries, any stockholder of the Company beneficially owning 5% or more of outstanding Company Shares or, to the Company’s knowledge, any member of the “immediate family” (as such term is defined in Item 404 of Regulation S-K promulgated under the Securities Act) or any affiliate of any of the foregoing;
(ix)   is a material Contract that relates to material Company IT Assets or Intellectual Property (other than (A) generally commercially available, off-the-shelf licenses or services agreements, with annual aggregate payments in an amount of $1,000,000 or less in fiscal year 2021 or expected in fiscal year 2022 or (B) non-exclusive licenses in the ordinary course of business);
(x)   is a lease, sublease, license or other occupancy agreement, in each case with respect to real property to which the Company or any Company Subsidiary is a party as lessee, sublessee, licensee, or grantee;
(xi)   is (A) a golf course operation or management agreement with respect to any Company Property or to which the Company and any Company Subsidiary is a party or (B) any other Contract that relates to access, use, or operation of any golf course in connection with any Company Property or to which the Company and any Company Subsidiary is a party and, in the case of each of clauses (A) and (B), is in the Company or any Company Subsidiary’s possession;
(xii)   any Contract not otherwise described above, other than a Major Lease, a Ground Lease, a Company Management Agreement or a Company Franchise Agreement, that is a binding individual purchase order or statement of work that calls for or guarantees aggregate payments by the Company and the Company Subsidiaries of more than $10,000,000 over the remaining term of such binding individual purchase order or statement of work.
Each Contract of a type described in clauses (a) and (b) of this Section 3.17 is referred to herein as a “Company Material Contract.” To the knowledge of the Company, the Company has made available to the Parent Entities true and complete copies of all Company Material Contracts as of the date hereof, including amendments and supplements thereto that modify each such Contract in any material respect.

(c)   Except as set forth in Section 3.17(c) of the Company Disclosure Letter (i) neither the Company nor any Company Subsidiary is in (or has received any written claim of) breach of or default under the terms of any Company Material Contract, and, to the knowledge of the Company, no event has occurred that with notice or lapse of time or both would constitute a breach or default thereunder by the Company or any Company Subsidiary, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; (ii) to the knowledge of the Company, no other party to any Company Material Contract (other than any Major Leases, Ground Leases, Company Franchise Agreements and Company Management Agreements which are addressed in Section 3.14) is in breach of or default under the terms of any Company Material Contract where such breach or default would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and (iii) each Company Material Contract is a valid and binding agreement of the Company or a Company Subsidiary, as applicable, and, to the knowledge of the Company, the other parties thereto and is in full force and effect, subject to the Bankruptcy and Equity Exception, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 3.18.   Opinion of Financial Advisor.   The Company Board has received the opinion of Morgan Stanley & Co. LLC to the effect that, as of the date of such opinion and based upon and subject to the various matters, limitations, qualifications and assumptions set forth therein: (a) the Per Company A Share Merger Consideration to be received by the holders of Class A Common Stock and (b) the Per Company T Share Merger Consideration to be received by the holders of Class T Common Stock (in each case, other than such shares held by the Parent Entities, Merger Sub I, Merger Sub II and their respective affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders of Company Common Stock (other than the Parent Entities, Merger Sub I, Merger Sub II and their respective affiliates). Promptly following execution of this Agreement, the Company will provide a copy of such opinion to the Parent Entities and their representatives for informational purposes only.
Section 3.19.   Takeover Statutes.   The Company has taken all action required to be taken by it in order to exempt this Agreement and the Mergers from, and this Agreement and the Mergers are exempt from, the requirements of any “moratorium”, “control share”, “fair price”, “affiliate transaction”, “business combination” or other takeover Laws and regulations, in the MGCL (including the Maryland Business Combination Act and Maryland Control Share Acquisition Act) or the DRULPA (collectively, “Takeover Statutes”).
Section 3.20.   Vote Required.   The affirmative vote of the holders of Company Shares entitled to cast a majority of all of the votes entitled to be cast on the Company Merger at the Company Shareholders’ Meeting is the only vote required of the holders of any shares of stock or other equity securities of the Company to approve the Company Merger and the other transactions contemplated by this Agreement (the “Company Requisite Vote”). Other than the written consent of the Company, as the general partner of the Partnership and the holder of Percentage Interests (as defined in the Partnership Agreement) representing more than fifty percent (50%) of the aggregate Percentage Interests (as defined in the Partnership Agreement) of the Partners (as defined in the Partnership Agreement), approving this Agreement, the Company Merger and the Partnership Merger (which written consent has been obtained), no vote or consent of the holders of any Partnership Units is necessary to approve the Partnership Merger, the Company Merger or the other transactions contemplated by this Agreement and no dissenters or appraisal rights will be available to any holder of Partnership Units.
Section 3.21.   Insurance.   Section 3.21 of the Company Disclosure Letter sets forth a correct and complete list of the material insurance policies held by, or for the benefit of the Company or any of the Company Subsidiaries as of the date of this Agreement, including the insurer under such policies and the type of and amount of coverage thereunder. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) all insurance policies maintained by the Company and the Company Subsidiaries are in full force and effect, (b) all premiums due and payable thereon have been paid, and (c) neither the Company nor any Company Subsidiary is in breach of or default under any of such insurance policies. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since January 1, 2020, the Company has not received written notice of termination or cancellation or denial of coverage with respect to any insurance policy, or written notice of failure to renew any such insurance policy or refusal of coverage thereunder, or any other notice that such policies are no longer in full force or effect or that the issuer of any such policy is no longer willing or able to perform its obligations thereunder.
Section 3.22.   Investment Company Act.   Neither the Company nor any of the Company Subsidiaries is required to be registered as an investment company under the Investment Company Act of 1940.
Section 3.23.   Brokers.   Neither the Company nor any Company Subsidiary has entered into any agreement or arrangement entitling any broker, finder, investment banker or financial advisor to any broker’s or finder’s fee or other fee or commission in connection with the Mergers, other than Morgan Stanley & Co. LLC and Hodges Ward Elliott, Inc. The Company has furnished to the Parent Entities true and complete copies of all Contracts between the Company and each of

Morgan Stanley & Co. LLC and Hodges Ward Elliott, Inc. relating to the transactions contemplated by this Agreement, which agreements disclose all fees payable thereunder.
Section 3.24.   Acknowledgement of No Other Representations or Warranties.
(a)   Except for the representations and warranties in this Article III or in any certificate delivered by the Company or the Partnership to the Parent Entities, Merger Sub I or Merger Sub II, neither the Company, the Partnership nor any Person on behalf of the Company or the Partnership makes any express or implied representation or warranty with respect to the Company, the Partnership or any other Company Subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, or any estimates, projections, forecasts and other forward-looking information or business and strategic plan information regarding the Company, the Partnership and the other Company Subsidiaries or with respect to any other information provided or made available to the Parent Entities, Merger Sub I or Merger Sub II or their respective Representatives in connection with the Mergers or the other transactions contemplated by this Agreement (including any information, documents, projections, forecasts, estimates, predictions or other material made available to the Parent Entities, Merger Sub I or Merger Sub II or their respective Representatives in “data rooms,” management presentations or due diligence sessions in expectation of the Mergers or the other transactions contemplated by this Agreement), and each of the Parent Entities, Merger Sub I and Merger Sub II acknowledge the foregoing. In particular, and without limiting the generality of the foregoing, except for the representations and warranties in this Article III neither the Company, the Partnership nor any other Person makes or has made any express or implied representation or warranty to the Parent Entities, Merger Sub I, Merger Sub II or any of their respective Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company, the Partnership, any of the other Company Subsidiaries or their respective businesses or (b) any oral or written information presented to the Parent Entities, Merger Sub I, Merger Sub II or any of their respective Representatives in the course of their due diligence investigation of the Company and the Partnership, the negotiation of this Agreement or the course of the Mergers or the other transactions contemplated by this Agreement.
(b)   The Company and the Partnership hereby acknowledge that, except for the representations and warranties expressly set forth in Article IV or in any certificate delivered by the Parent Entities, Merger Sub I or Merger Sub II to the Company or the Partnership, neither the Parent Entities, Merger Sub I, Merger Sub II nor any of their affiliates, nor any other Person on behalf of any of them, has made or is making any other express or implied representation or warranty with respect to the Parent Entities, Merger Sub I, Merger Sub II or any of their respective affiliates or their respective business or operations, including with respect to any information provided or made available to the Company, the Partnership or any of their respective affiliates or Representatives. Except with respect to the representations and warranties expressly set forth in Article IV or in any certificate delivered by the Parent Entities, Merger Sub I or Merger Sub II to the Company or the Partnership or any breach of any covenant or other agreement of the Parent Entities, Merger Sub I or Merger Sub II contained herein, the Company and the Partnership hereby acknowledge that neither the Parent Entities, Merger Sub I, Merger Sub II, nor any of their affiliates, nor any other Person on their behalf, will have or be subject to any liability or indemnification obligation to the Company, the Partnership or any of their affiliates on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon the delivery, dissemination or any other distribution to the Company, the Partnership or any of their respective affiliates or Representatives, or the use by the Company, the Partnership or any of their respective affiliates or Representatives, of any information, documents, projections, forecasts, estimates, predictions or other material made available to the Company, the Partnership or any of their respective affiliates or their respective Representatives in expectation of the Mergers or the other transactions contemplated by this Agreement. Notwithstanding the foregoing, the provisions of this Section 3.24 do not limit the express representations and obligations of the Guarantor contained in the Guaranty.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PARENT ENTITIES,
MERGER SUB I AND MERGER SUB II
The Parent Entities, Merger Sub I and Merger Sub II hereby jointly and severally represent and warrant to the Company and the Partnership as follows:
Section 4.1.   Organization.
(a)   Each of the Parent Entities is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. Each of the Parent Entities is duly qualified or licensed to do business as a foreign entity and is in good standing under the Laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed would not reasonably be expected to prevent, materially delay or materially impair, individually or in the aggregate, the ability of the Parent Entities, Merger Sub I or Merger Sub II to consummate the Mergers. Each of the Parent Entities has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. The certificate of formation of each of the Parent Entities is in full force and effect, and no dissolution, revocation or forfeiture proceedings regarding any Parent Entity have been commenced.
(b)   Merger Sub I is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. Merger Sub I is duly qualified or licensed to do business as a foreign entity and is in good standing under the Laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed would not reasonably be expected to prevent, materially delay or materially impair, individually or in the aggregate, the ability of the Parent Entities, Merger Sub I or Merger Sub II to consummate the Mergers. Merger Sub I has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. The certificate of formation of Merger Sub I is in full force and effect, and no dissolution, revocation or forfeiture proceedings regarding Merger Sub I have been commenced. Merger Sub I, immediately prior to the Partnership Merger Effective Time, will be treated as an entity disregarded as separate from the Parent Entities for U.S. federal income tax purposes.
(c)   Merger Sub II is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware. Merger Sub II is duly qualified or licensed to do business as a foreign entity and is in good standing under the Laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed would not reasonably be expected to prevent, materially delay or materially impair, individually or in the aggregate, the ability of the Parent Entities, Merger Sub I or Merger Sub II to consummate the Mergers. Merger Sub II has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. The certificate of limited partnership and partnership agreement of Merger Sub II are in full force and effect, and no dissolution, revocation or forfeiture proceedings regarding Merger Sub II have been commenced.
(d)   Each Parent Entity was formed solely for the purpose of engaging in the transactions contemplated hereby, and it has not conducted any business prior to the date hereof and has no, and prior to the Partnership Merger Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the transactions contemplated by this Agreement.
Section 4.2.   Authority.   Each of the Parent Entities, Merger Sub I and Merger Sub II has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by each of the Parent Entities, Merger Sub I and Merger Sub II and the consummation by them of the transactions contemplated hereby have been duly authorized by all necessary limited liability company or limited partnership action on the part of the Parent Entities, Merger Sub I and Merger Sub II, as applicable, and, other than the filing of the Company Merger Articles of Merger with the SDAT, no additional limited liability company or limited partnership proceedings on the part of the Parent Entities, Merger Sub I or Merger Sub II are necessary to authorize the execution, delivery and performance of this Agreement by each of them or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Parent Entities, Merger Sub I and Merger Sub II and (assuming the due authorization, execution and delivery of this Agreement by the Company and the Partnership) constitutes the valid and binding obligation of each of the Parent Entities, Merger Sub I and Merger Sub II enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.
Section 4.3.   No Conflict; Required Filings and Consents.
(a)   None of the execution, delivery or performance of this Agreement by the Parent Entities, Merger Sub I or Merger Sub II or the consummation by the Parent Entities, Merger Sub I or Merger Sub II of the transactions contemplated by this Agreement will: (i) conflict with or violate any provision of the certificate of limited partnership, partnership agreement or any equivalent organizational or governing documents of each of the Parent Entities, Merger Sub I or Merger Sub II; (ii) assuming that all consents, approvals and authorizations described in Section 4.3(b) have been obtained and all filings and notifications described in Section 4.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Parent Entities, Merger Sub I or Merger Sub II or any of their respective properties or assets; or (iii) require any consent or approval under, violate, conflict with, result in any breach of, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration, cancellation, purchase or sale under, or result in the triggering of any payment or creation of a Lien (other than a Company Permitted Lien) upon any of the respective properties or assets of the Parent Entities, Merger Sub I or Merger Sub II pursuant to, any Contract to which the Parent Entities, Merger Sub I or Merger Sub II is a party (or by which any of their respective properties or assets (including rights) are bound) or any Permit held by it or them, except, with respect to clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of the Parent Entities, Merger Sub I or Merger Sub II to consummate the Mergers.
(b)   None of the execution, delivery or performance of this Agreement by the Parent Entities, Merger Sub I or Merger Sub II or the consummation by the Parent Entities, Merger Sub I or Merger Sub II of the transactions contemplated by this Agreement will require (with or without notice or lapse of time, or both) any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity with respect to the Parent Entities, Merger Sub I, Merger Sub II or any of their respective properties or assets, other than (i) the filing of the Company Merger Articles of Merger with, and acceptance for record of the Company Merger Articles of Merger by, with the SDAT, (ii) the filing of the Partnership Merger Certificate with the DSOS, (iii) compliance with, and such filings as may be required under, Environmental Laws, (iv) compliance with the applicable requirements of the Exchange Act, (v) such filings as may be required in connection with the payment of any transfer and gain taxes and (vi) where the failure to obtain such consents, approvals, authorizations or permits of, or to make such filings, registrations with or notifications to, any Governmental Entity would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of the Parent Entities, Merger Sub I or Merger Sub II to consummate the Mergers.
Section 4.4.   Litigation.   As of the date hereof, there is no suit, claim, action or proceeding to which the Parent Entities or any of its Subsidiaries is a party pending or, to the knowledge of the Parent Entities, threatened in writing against any of the Parent Entities or any of their Subsidiaries that would reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated hereby. As of the date hereof, none of the Parent Entities or any of their Subsidiaries is subject to any outstanding order, writ, injunction, judgment or decree that, individually or in the aggregate, would reasonably be expected to prevent, materially delay or materially impair the consummation of the transactions contemplated hereby.
Section 4.5.   Brokers.   No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission payable by the Company or any of its affiliates or any of their respective stockholders in connection with the Mergers based upon arrangements made by and on behalf of the Parent Entities, Merger Sub I, Merger Sub II or any of their Subsidiaries.
Section 4.6.   Information Supplied.   None of the information supplied or to be supplied by the Parent Entities, Merger Sub I or Merger Sub II or any of their Representatives specifically for inclusion (or incorporation by reference) in the Proxy Statement will, at the time the Proxy Statement is first mailed to the Company’s stockholders or at the time of the Company Shareholders’ Meeting, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 4.7.   Merger Sub I and Merger Sub II.
(a)   All of the issued and outstanding limited liability company interests in Merger Sub I are, and immediately prior to the Company Merger Effective Time will be, owned by the Parent Entities or one or more of their affiliates. Merger Sub I was formed solely for the purpose of engaging in the transactions contemplated hereby, and it has not conducted any business prior to the date hereof and has no, and prior to the Company Merger Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the transactions contemplated by this Agreement.
(b)   All of the issued and outstanding limited partnership interests in Merger Sub II are, and immediately prior to the Partnership Merger Effective Time will be, owned by the Parent Entities. Merger Sub II GP, is, and immediately prior to the Partnership Merger Effective Time will be, the sole general partner of Merger Sub II. Merger Sub II was formed solely for the purpose of engaging in the transactions contemplated hereby, and it has not conducted any business prior to the date hereof and has no, and prior to the Partnership Merger Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the transactions contemplated by this Agreement.
(c)   None of the Parent Entities, Merger Sub I or Merger Sub II or any of their respective Subsidiaries owns any Excluded Shares or beneficially owns (as defined in Rule 13d-3 under the Exchange Act) any Company Shares or

Partnership Units or any securities that are convertible into or exchangeable or exercisable for Company Shares or Partnership Units, or holds any rights to acquire or vote any Company Shares or Partnership Units, other than pursuant to this Agreement.
Section 4.8.   Sufficient Funds.
(a)   Assuming (i) the accuracy of the representations and warranties of the Company in Section 3.5(a) and Section 3.8 and (ii) that the Debt Financing is funded in accordance with the Debt Commitment Letter, at the Closing the Parent Entities will have sufficient cash on hand to consummate the transactions contemplated by this Agreement and satisfy all of its obligations under this Agreement, including the payment of the Merger Consideration, any fees and expenses of or payable by the Parent Entities, Merger Sub I, Merger Sub II or the Surviving Company, any payments in respect of equity compensation obligations required to be made in connection with, or as a result of, the Mergers and any repayment or refinancing of any outstanding Indebtedness of the Parent Entities, the Company and their respective Subsidiaries required in connection therewith (collectively, the “Financing Purposes”).
(b)   As of the date of this Agreement, the Parent Entities, Merger Sub I and Merger Sub II have received (i) an executed equity commitment letter dated as of date of this Agreement (the “Equity Commitment Letter”) from the equity financing sources party thereto (the “Equity Financing Sources”) pursuant to which the Equity Financing Sources have committed to provide the amount of cash equity financing as set forth in the Equity Commitment Letter, subject to the terms and conditions set forth therein (the “Equity Financing”), and (ii) an executed debt commitment letter and executed fee letter associated therewith, each dated as of date of this Agreement (such commitment letter, and all attached exhibits, schedules, annexes that are delivered on date of this Agreement and amendments thereto permitted by the terms hereof and any fee letter delivered on the date of this Agreement (which fee letter may be redacted as described below), collectively, the “Debt Commitment Letter” and, together with the Equity Commitment Letter, the “Commitment Letters”) from the lenders party thereto (collectively, the “Lenders”), pursuant to which the Lenders have committed, subject to the terms and conditions set forth in the Debt Commitment Letter, to provide to the Parent Entities the amount of financing set forth in the Debt Commitment Letter (the “Debt Financing” and, together with the Equity Financing, the “Financing”) for the Financing Purposes.
(c)   A true, correct and complete copy of each of the fully executed Equity Commitment Letter, the fully executed Debt Commitment Letter and the fee and engagement letters related to the Debt Commitment Letter, each as in effect on date of this Agreement has been provided to the Company except that, in the case of the Debt Commitment Letter and related fee and engagement letters, the fees and other commercially sensitive information therein (including provisions in such fee letter related solely to fees, “flex terms” and economic terms) may have been redacted; provided, however, that no redacted term provides that the aggregate amount or net cash proceeds of the Debt Financing set forth in the unredacted portion of the Debt Commitment Letter could be reduced below the amount necessary to satisfy the Financing Purposes, or adds any conditions, contingencies or affects the availability of all or any portion of the Debt Financing (other than any fees, expenses, original issue discounts and similar premiums and charges) or the enforceability of the Debt Commitment Letter.
(d)   As of date of this Agreement, (i) the Parent Entities have fully paid (or caused to be paid) all commitment and other fees, if any, required by the Commitment Letters (including the fee and engagement letters related to the Debt Commitment Letter) to be paid on or before date of this Agreement and (ii) each Commitment Letter (including the fee and engagement letters related to the Debt Commitment Letter) is a legal, valid and binding obligation of the Parent Entities and, to the knowledge of the Parent Entities, each other party thereto, and in full force and effect, has not been (other than as permitted hereunder), amended, modified, withdrawn, terminated or rescinded in any respect, and no event has occurred which (with or without notice, lapse of time or both) would reasonably be expected to constitute a breach thereunder on the part of the Parent Entities.
(e)   There are no side letters or other agreements relating to the Commitment Letters (including the fee letter entered into in connection with the Debt Financing) that would (A) impair, delay or prevent the consummation of the Mergers, (B) reduce the aggregate amount of the Debt Financing (unless such reduction is matched with an equal increase of the Equity Financing under the Equity Commitment Letter and/or Replacement Financing), (C) impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the receipt of the Financing or (D) otherwise reasonably be expected to adversely affect the ability of the Parent Entities to timely consummate the Mergers. Except as expressly set forth in the Equity Commitment Letter, there are no conditions precedent to the obligation of the Equity Financing Sources to provide the Equity Financing or any contingencies that would permit the Equity Financing Sources to reduce the total amount of Equity Financing.
(f)   As of date of this Agreement, the Parent Entities do not have any reason to believe that any of the conditions to the Financing applicable to them will not be satisfied on a timely basis or that the Financing will not be available to the Parent Entities on the date on which the Closing should occur pursuant to Section 1.5. The obligations of the Parent Entities, Merger Sub I and Merger Sub II under this Agreement are not conditioned in any manner upon the Parent Entities obtaining any financing.
Section 4.9.   Guaranty.   Concurrently with the execution of this Agreement, the Parent Entities have delivered the Guaranty to the Company and the Partnership. The execution, delivery and performance of the Guaranty by the Guarantors and the consummation by the Guarantors of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Guarantors, and no additional corporate proceedings on the part of the Guarantors are necessary to authorize such execution, delivery, performance or consummation. The Guaranty has been duly executed by the Guarantors, is in full force and effect, has not been withdrawn or terminated or otherwise amended, supplemented or modified in any respect, and constitutes the valid and binding obligation of the Guarantors, enforceable against each Guarantor in accordance with and subject to its terms and conditions, except as enforceability may be limited by the Bankruptcy and Equity Exception. No event has occurred which, with or without notice, lapse of time or both, could constitute a default, breach or a failure to satisfy a condition under the terms and conditions on the part of the Guarantors under the Guaranty. Each Guarantor has, and at all times will have, for so long as the Guaranty shall remain in effect in accordance with the Guaranty, access to sufficient capital to satisfy in full the full amount of the guaranteed obligations under the Guaranty. The provisions of this Section 4.9 do not limit the express representations of the Guarantors contained in the Guaranty.
Section 4.10.   Solvency.   Assuming that (a) the conditions to the obligation of the Parent Entities, Merger Sub I and Merger Sub II to consummate the Mergers set forth in Section 6.1 and Section 6.2 have been satisfied or waived, (b) the representations and warranties set forth in Article III are true and correct, and (c) the most recent financial projections or forecasts provided by the Company to the Parent Entities prior to the date hereof have been prepared in good faith on assumptions that were reasonable at such time, then at and immediately following the Company Merger Effective Time and after giving effect to all of the transactions contemplated by this Agreement, the Parent Entities, the Surviving Company and each Subsidiary of the Surviving Company, including the Surviving Partnership, will have adequate capital available to carry on their respective business. The Parent Entities, Merger Sub I and Merger Sub II are not entering into the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors.
Section 4.11.   Absence of Certain Arrangements.   None of the Parent Entities, Merger Sub I or Merger Sub II nor any of their affiliates has entered into any Contract with any bank or investment bank or other potential provider of debt or equity financing on an exclusive basis in connection with any transaction involving the Company or the Partnership (or otherwise on terms that would prohibit such provider from providing or seeking to provide such financing to any third party in connection with a transaction relating to the Company or any of the Company Subsidiaries), except for such actions to which the Company has previously agreed in writing. Other than this Agreement, the Guaranties and the Confidentiality Agreement, as of the date hereof, there are no Contracts or any commitments to enter into any Contract between the Parent Entities, Merger Sub I or Merger Sub II or any of their respective controlled affiliates, on the one hand, and any director, officer, employee or stockholder of the Company or the Partnership, on the other hand, relating to (a) (i) this Agreement, the Mergers or the other transactions contemplated by this Agreement or (ii) the businesses or operations of the Surviving Company or any of its Subsidiaries (including as to continuing employment) after the Company Merger Effective Time or the Surviving Partnership or any of its Subsidiaries after the Partnership Merger Effective Time or (b) pursuant to which any (i) such holder of Company Shares would be entitled to receive consideration of a different amount or nature than the Per Company A Share Merger Consideration or the Per Company T Share Merger Consideration (as the case may be) in respect of such holder’s Company Shares, (ii) such holder of Company Shares has agreed to vote against any Superior Proposal or (iii) such stockholder, director, officer, employee or other affiliate of the Company has agreed to provide, directly or indirectly, any equity investment to the Parent Entities, Merger Sub I, Merger Sub II, the Company or the Partnership to finance any portion of the Mergers.
Section 4.12.   Tax Matters.   The acquisition of the Company by the Parent Entities will not cause the Company to be “closely held” (as defined in Section 856(h) of the Code (taking into account Section 856(h)(3))) or otherwise cause the Company to fail to qualify as a REIT.
Section 4.13.   Acknowledgement of No Other Representations and Warranties.   The Parent Entities, Merger Sub I and Merger Sub II hereby acknowledge that, except for the representations and warranties expressly set forth in Article III or in any certificate delivered by the Company or the Partnership to the Parent Entities, Merger Sub I or Merger Sub II, neither the Company, the Partnership nor any of their affiliates, nor any other Person on behalf of the Company or the Partnership, has made or is making any other express or implied representation or warranty with respect to the Company, the Partnership or any of their respective affiliates or their respective business or operations, including with respect to any information provided or made available to the Parent Entities, Merger Sub I, Merger Sub II or any of their respective affiliates or Representatives. Except with respect to the representations and warranties expressly set forth in Article III or in any certificate delivered by the Company or the Partnership to the Parent Entities, Merger Sub I or Merger Sub II or any breach of any covenant or other agreement of the Company or the Partnership contained herein, the Parent Entities, Merger Sub I and Merger Sub II hereby acknowledge that neither the Company, the Partnership, nor any of their affiliates, nor any other Person on their behalf, will have or be subject to any liability or indemnification obligation to the Parent Entities, Merger Sub I or Merger Sub II or any of their affiliates on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon the delivery, dissemination or any other distribution to the Parent Entities, Merger Sub I, Merger Sub II or any of their respective affiliates or Representatives, or the use by the Parent Entities, Merger Sub I, Merger Sub II or any of their respective affiliates or Representatives, of any information, documents, projections, forecasts, estimates, predictions or other material made available to the Parent Entities, Merger Sub I or Merger Sub II or their respective affiliates and Representatives, including in “data rooms,” management presentations or due diligence sessions, in expectation of the Mergers or the other transactions contemplated by this Agreement. Each of the Parent Entities, Merger Sub I, Merger Sub II and their respective affiliates and Representatives have relied on the results of their own independent investigation and the representations and warranties expressly set forth in Article III.
ARTICLE V
COVENANTS AND AGREEMENTS
Section 5.1.   Conduct of Business by the Company Pending the Mergers.   During the period from the date of this Agreement to the earlier of the Partnership Merger Effective Time and the termination of this Agreement in accordance with Section 7.1 (the “Interim Period”), except as (a) otherwise expressly contemplated or permitted by this Agreement, (b) as required by Law, (c) required to comply with COVID-19 Measures or otherwise taken (or not taken) by the Company or any of the Company Subsidiaries reasonably and in good faith to respond to COVID-19 Measures, after using commercially reasonable efforts to provide advance notice to and consult with the Parent Entities (if reasonably practicable) with respect thereto, (d) as set forth in Section 5.1 of the Company Disclosure Letter or (e) to the extent that the Parent Entities shall otherwise consent in writing, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall, and shall cause each Company Subsidiary to, in all material respects, use commercially reasonable efforts to carry on their respective businesses in the ordinary course of business and use its commercially reasonable efforts to preserve intact and maintain in all material respects its current business organization, goodwill, assets and significant relationships with material suppliers, material tenants, material creditors and material lessors and other Persons with which the Company or any of its Subsidiaries has material business relations, keep available the services of its then-current officers and key employees, and maintain the status of the Company as a REIT. Without limiting the generality of the foregoing, during the Interim Period, the Company will not and the Company shall cause each Company Subsidiary not to (except as (v) expressly permitted or expressly contemplated by this Agreement or as expressly contemplated by the transactions contemplated hereby, (w) as required by Law, (x) as set forth in Section 5.1 of the Company Disclosure Letter, (y) to the extent requested by the Parent Entities pursuant to Section 5.12 or otherwise or (z) to the extent that the Parent Entities shall otherwise consent in writing, which consent shall not be unreasonably withheld, delayed or conditioned):
(a)   (i) amend the Company Charter or Company Bylaws, Certificate of Limited Partnership, Partnership Agreement, or similar organizational or governance documents of the Company or the Partnership or (ii) amend the organizational or governance documents of any other Company Subsidiary, other than in the ordinary course of business;
(b)   authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase, forward equity sales or otherwise) any shares of any class, partnership interests or any equity equivalents (including any stock options or stock appreciation rights) or any other securities convertible into or exchangeable for any shares, partnership interests or any equity equivalents (including any stock options or stock appreciation rights), except for the issuance or sale of shares of Company Common Stock or Partnership Units (i) pursuant to the exercise of the Company Warrants, (ii) as dividends of Series B Preferred Stock on outstanding shares of Series B Preferred Stock, (iii) pursuant to awards granted under the Company Share Incentive Plan that are outstanding as of the date hereof, or (iv) issuable upon exchange or redemption of Partnership Units in accordance with the terms of the Partnership Agreement or (v) as permitted under 5.1(f);
(c)   (i) split, combine or reclassify any of their respective share capital, partnership interests or other equity interests; (ii) except (A) as permitted pursuant to Section 5.11, (B) for the declaration and payment of cash or stock dividends or other distributions on the Company Series B Preferred Stock and the Preferred Partnership Units in accordance with their respective terms, (C) in transactions between the Company and one or more wholly owned Company Subsidiaries or solely between wholly owned Company Subsidiaries, or (D) for dividends or other distributions by any Company Subsidiary that is not wholly owned, directly or indirectly, by the Company, in accordance with the requirements of the organizational or governing documents of such Company Subsidiary, authorize, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of their respective stock, partnership interests or other equity interests or make any actual, constructive or deemed distribution in respect of any shares of their respective stock, partnership interests or other equity interests or otherwise make any payments to equityholders in their capacity as such; (iii) redeem, repurchase or otherwise acquire, directly or indirectly, any of their respective securities or any securities of any of their respective Subsidiaries, except in the case of clause (iii) (A) as may be required by the Company Charter or the Partnership Agreement (including any redemption of Class A Partnership Units or Preferred Partnership Units in accordance with the Partnership Agreement) or the retention or acquisition of any Company Shares tendered by current or former employees or directors in order to pay Taxes in connection with the settlement of Company RSU Awards, pursuant to the terms of the Company Share Incentive Plan, (B) as may be reasonably necessary for the Company to maintain its status as a REIT under the Code or avoid the payment of any income or excise tax (provided, that prior to taking any action pursuant to this clause (B), the Company shall (x) provide written notification to the Parent Entities of such proposed action and the reason(s) such proposed action is required, and (y) consider in good faith any suggestions the Parent Entities may have that would avoid or mitigate the requirements for such action), (C) for special circumstances redemptions under the Company’s redemption plan or (D) the exercise of the call option with respect to the Company Warrants; or (iv) enter into any Contract with respect to the voting or registration of any share of stock or other equity interest of the Company or any Company Subsidiary;
(d)   subject to the provisions of Section 5.6, authorize, recommend, propose or announce an intention to adopt, or effect, or adopt or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, conversion, restructuring, recapitalization or other reorganization;
(e)   other than as set forth in Section 5.1(e) of the Company Disclosure Letter, (i) incur, assume, or guarantee any Indebtedness or issue any debt securities, or assume or guarantee any Indebtedness of any Person, except (x) intercompany indebtedness among the Company and/or any wholly owned Company Subsidiaries in the ordinary course, (y) the incurrence of Indebtedness to fund transactions permitted pursuant to Section 5.1(i) or Section 5.1(n) and (z) the incurrence of Indebtedness for borrowed money in an aggregate amount not to exceed $7,500,000, (ii) prepay, refinance or amend any Indebtedness, except for (A) intercompany indebtedness among the Company and/or any wholly owned Company Subsidiaries and (B) mandatory payments under the terms of any Indebtedness in accordance with its terms, or (iii) make loans, advances or capital contributions to or investments in any Person (except (x) as required or permitted by the Contracts listed on Section 5.1(e)(iii) of the Company Disclosure Letter, as in effect on the date hereof, (y) in connection with transactions permitted pursuant to Section 5.1(i) or Section 5.1(n));
(f)   except as required by the terms of any Company Employee Benefit Plan or as contemplated by Section 5.9, (i) enter into, adopt, amend in any material respect or terminate any Company Employee Benefit Plan, (ii) enter into, adopt, amend or terminate any agreement, arrangement, plan or policy between the Company or any Company Subsidiary and one or more of their directors or executive officers, (iii) increase in any manner the compensation or fringe benefits of any employee, officer or director, except for (x) increases that in the aggregate do not exceed 10% of employees’ salaries and wages and (y) if the Company Merger Effective Time has not occurred prior to or on December 1, 2022, increases in annual cash bonuses and restricted stock awards (I) by not more than 10% above the target amounts for the 2022 performance year, in the case of non-executive employees, and (II) by not more than the outperformance or “stretch” amounts approved by the Company Board’s Compensation Committee (in the exercise of its reasonable judgement), in the case of members of the Company’s Management Committee, (iv) grant to any officer, director or employee the right to receive any new severance, change of control or termination pay or termination benefits or any increase in the right to receive any severance, change of control or termination pay or termination benefits, except for (x) up to $4,000,000 of retention compensation and benefits set forth in Section 5.1(f) of the Company Disclosure Letter and (y) the adoption of a severance plan providing for the severance terms set forth in Section 5.1(f) of the Company Disclosure Letter, (v) except as otherwise provided in Section 5.1(f)(iv), enter into any new employment, loan, retention, consulting, indemnification, change-in-control, termination or similar agreement, (vi) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or Company Employee Benefit Plan (including the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units, restricted stock, or long-term incentive plan units), except as permitted under Section 5.1(f)(iv), (vii) hire any new executive officer or any new employee who is not an executive officer other than with respect to a non-executive officer employee with a prospective total compensation package, including target base salary, cash bonus, and equity restricted stock award, of not more than $400,000, or (viii) take any action to fund, accelerate or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or Company Employee Benefit Plan, except that the Company shall be permitted to accelerate the payment of annual cash bonuses for calendar year 2022 to a date prior to the Closing Date, up to an aggregate amount of $4,229,000;

(g)   other than as set forth in Section 5.1(g) of the Company Disclosure Letter and (i) other than in the ordinary course of business, sell, transfer, assign, dispose of, pledge or encumber (other than Company Permitted Liens) any material personal property, equipment or assets (other than as set forth in clause (ii) below) of the Company or any Company Subsidiary or (ii) except in connection with the incurrence of any Indebtedness permitted to be incurred by the Company pursuant to Section 5.1(e) and any execution of Major Leases, Ground Leases, Company Management Agreements and Company Franchise Agreements entered into in accordance with Section 5.1(n), sell, transfer, pledge, dispose of, lease, ground lease, license or encumber (other than Company Permitted Liens) any real property (including Company Property), except, in the case of each of clauses (i) and (ii), for the execution of easements, covenants, rights of way, restrictions and other similar instruments in the ordinary course of business that, would not, individually or in the aggregate, reasonably be expected to materially impair the existing use, operation or value of the property or asset affected by the applicable instrument;
(h)   except as may be required as a result of a change in Law or in GAAP or statutory or regulatory accounting rules or interpretations with respect thereto or by any Governmental Entity or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization), make any material change in any financial accounting policies or financial accounting procedures that would materially affect the consolidated assets, liabilities or results of operations of the Company or any of the Company Subsidiaries;
(i)   except as set forth in Section 5.1(i) of the Company Disclosure Letter, acquire (whether by merger, consolidation or acquisition of stock or assets or otherwise) any interest in any Person (or equity interests thereof) or any assets, real property, personal property, equipment, business or other rights, other than (i) acquisitions of personal property and equipment in the ordinary course of business (including in connection with new development, construction, addition, expansion or renovation not otherwise prohibited by this Section 5.1) for consideration that does not individually or in the aggregate exceed $5,000,000, (ii) pursuant to existing contractual obligations of the Company or any Company Subsidiary set forth on Section 5.1(i) of the Company Disclosure Letter, (iii) any other acquisitions of assets or businesses (excluding purchases of real property or a ground lease interest therein) pursuant to Contracts listed in Section 5.1(i) of the Company Disclosure Letter; and (iv) any acquisitions of real property (or a ground lease therein) pursuant to Contracts listed in Section 5.1(i) of the Company Disclosure Letter;
(j)   except (x) in each case if the Company determines, after prior consultation with the Parent Entities, that such action is reasonably necessary to preserve the status of the Company as a REIT or to preserve the status of any Company Subsidiary as a partnership, disregarded entity, or TRS for U.S. federal tax purposes, and (y) except in the case of clause (iii), (iv), or (v) of this Section 5.1(j), or as set forth in Section 5.1(j) of the Company Disclosure Letter, (i) file any material Tax Return that is materially inconsistent with a previously filed Tax Return of the same type for a prior taxable period (taking into account any amendments), (ii) make or change any material Tax election in a manner inconsistent with past practice (it being understood and agreed, for the avoidance of doubt, that nothing in this Agreement shall preclude the Company from designating dividends paid by it as “capital gain dividends” within the meaning of Section 857 of the Code), (iii) settle or compromise any Tax claim or assessment by any Governmental Entity for an amount payable by the Company or any Company Subsidiary in excess of $100,000 individually, or $500,000 in the aggregate, (iv) change any accounting method with respect to Taxes, (v) enter into any material closing agreement with a taxing authority, (vi) request any extension or waiver of the limitation period applicable to any material Tax claim or assessment (other than in the ordinary course of business), (vii) surrender any right to a material Tax refund, or (vii) request any private letter ruling or similar ruling from any taxing authority;
(k)   settle or compromise any claim, suit or proceeding against the Company or any Company Subsidiary (or for which the Company or any Company Subsidiary would be financially responsible) (whether or not commenced prior to the date of this Agreement), except for (i) settlements or compromises providing solely for payment of amounts less than $5,000,000 individually, or $10,000,000 in the aggregate, or (ii) claims, suits or proceedings arising from the ordinary course of operations of the Company involving collection matters (to the extent the Company is the defendant) or personal injury which are fully covered by adequate insurance (subject to customary deductibles); provided, that in no event shall the Company or any Company Subsidiary settle any Transaction Litigation except in accordance with the provisions of Section 5.5(c) (for the avoidance of doubt, this Section 5.1(k) shall not apply to any claim, suit or proceeding with respect to Taxes, as such Tax matters are provided for in Section 5.1(j));
(l)   enter into any new line of business;
(m)   (i) amend in any material respect or terminate (except as may be required under the terms thereof), or waive compliance with the material terms of or material breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any Major Lease, Ground Lease, Company Management Agreement or Company Franchise Agreement, (ii) amend or terminate, or waive compliance with the terms of or breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any other Company Material Contract or (iii) enter into a new Contract that, (A) if entered into prior to the date of this Agreement, would have been a Company Material Contract except to effect any matter that is otherwise permitted by the other subsections of this Section 5.1 or (B) contains a change of control or similar provision that would require a payment, consent or acceleration of rights to the other party or parties thereto in connection with the consummation of the transactions contemplated hereby (including in combination with any other event or circumstance), except in connection with the refinancings of Indebtedness set forth in, and in accordance with, Section 5.1(e) of the Company Disclosure Letter; provided, however, that if the Parent Entities fail to respond to the Company’s written request for approval of any such action (which response may include a request for additional information) within 72 hours of receipt of any such request made to each of the Persons set forth on Schedule B hereto in the manner set forth in Section 8.3, the Parent Entities shall be deemed to have given its written consent to such action;
(n)   except as set forth in Section 5.1(n) of the Company Disclosure Letter, make, enter into any Contract for, or otherwise commit to, any capital expenditures (which, for the avoidance of doubt, does not include acquisitions) on, relating to or adjacent to any Company Property; provided, however, that notwithstanding the foregoing, the Company and any Company Subsidiary shall be permitted to make, enter into Contracts for or otherwise commit to: (i) capital expenditures as required by Law, (ii) emergency capital expenditures in any amount that the Company determines is necessary in its reasonable judgment to maintain its ability to operate its businesses in the ordinary course and (iii) capital expenditures in an aggregate amount prior to the Closing of $5,000,000;
(o)   make any loans, advances, investments or capital contributions to any Person (other than the Company or any wholly owned Company Subsidiary) in excess of $5,000,000 in the aggregate, except (i) as required under the applicable organizational or governance documents of an entity as the same may be amended in accordance with this Agreement (provided that the Company or applicable Company Subsidiary has exercised all of its respective rights under such organizational or governance documents), (ii) as necessary to enable the Company, any Company Subsidiary, any joint venture or any Company Property to maintain compliance with covenants and obligations under Major Leases, Ground Leases, Company Management Agreements, Company Franchise Agreements, condominium documents and other Contracts, or (iii) as may be reasonably necessary to enable a Company Subsidiary to pay operating expenses and meet obligations as they come due;
(p)   (i) consent to any amendment or modification of the terms of any existing joint venture that would reduce or diminish the Company’s rights thereunder as managing member or general partner thereof, (ii) take any binding action with respect to any major decision, buy / sell, right of first offer, right of first refusal, forced sale, buyout, deadlock or other similar rights under any existing joint venture, other than major decisions involving the approval of Company Property-level budgets, capital expenditures permitted under Section 5.1(n) and entry into Contracts that are otherwise permitted by this Section 5.1(p) or (iii) take any binding action under any existing joint venture, including, without limitation, resigning as managing member or general partner thereof, that would reduce or diminish its rights thereunder; provided, however, that if the Parent Entities fail to respond to the Company’s written request for approval of any such action (which response may include a request for additional information) within seventy-two (72) hours of receipt of any such request made to each of the Persons set forth on Schedule B hereto in the manner set forth in Section 8.3, the Parent Entities shall be deemed to have given their written consent to such action;
(q)   (i) fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies (or to replace such insurance policies with comparable insurance policies) covering the Company or any Company Subsidiary and their respective properties, assets and businesses (including Company Properties); provided, however, that the foregoing shall not be construed to require the Company or any Company Subsidiary to maintain or replace insurance policies owned by third party managers of the Company’s hotel properties or (ii) agree to any material condemnation or payment of material condemnation proceeds;
(r)   enter into, modify or terminate any Tax Protection Agreement;
(s)   except as may be required as a result of a change in applicable Law, change (i) any posted privacy policy in any manner that is materially adverse to the rights or obligations of the Company or the Company Subsidiaries under such policy or (ii) materially diminish the standards of data and system security used for any material Company IT Asset; or
(t)   authorize or enter into any Contract or arrangement to do any of the actions described in Section 5.1(a) through Section 5.1(s).
Nothing contained in this Agreement shall give the Parent Entities, Merger Sub I or Merger Sub II, directly or indirectly, the right to control or direct the operations of the Company, the Partnership or any other Company Subsidiary prior to the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable. Prior to the Company Merger

Effective Time or the Partnership Merger Effective Time, as applicable, the Company, the Partnership, and the other Company Subsidiaries, as applicable, shall exercise, consistent with the terms and conditions of this Agreement, complete unilateral control and supervision over its business operations.
Section 5.2.   Access to Information.
(a)   During the Interim Period, the Company shall, and shall cause each Company Subsidiary to, (i) give the Parent Entities and its authorized Representatives and potential counterparties to Asset Sales and their respective Representatives reasonable access during normal business hours, and upon reasonable advance notice, to all properties, facilities, personnel and books and records of the Company and each Company Subsidiary in such a manner as not to interfere unreasonably with the operation of any business conducted by the Company or any Company Subsidiary and (ii) permit such inspections as the Parent Entities or any such counterparty may reasonably require and promptly furnish the Parent Entities or any such counterparty with such financial and operating data and other information with respect to the business, properties and personnel of the Company and each Company Subsidiary as the Parent Entities or such counterparty may reasonably request; provided that (x) all such access shall be coordinated through the Company or its designated Representatives, in each case in a manner so as not to interfere in any material respect with the normal business operations of the Company or any Company Subsidiary and in accordance with such reasonable procedures as they may establish (including any requirements or guidelines reasonably necessary in response to or related to COVID-19) and (y) all such counterparties to Asset Sales shall have entered into a customary non-disclosure agreement with the Company; provided, further, that notwithstanding anything to the contrary herein, the Parent Entities and its affiliates and any such counterparty shall not conduct any environmental investigation at any Company Property involving sampling or other intrusive investigation of air, surface water, groundwater, soil or anything else at or in connection with any Company Property without the prior approval of the Company; and provided, further, that the Company shall not be required to (or to cause any Company Subsidiary to) afford such access or furnish such information to the extent that the Company believes in good faith that doing so would be reasonably likely to: (I) result in a risk of loss or waiver of attorney-client privilege, attorney work product or other legal privilege; (II) violate any obligations of the Company or any Company Subsidiary with respect to confidentiality to any third party or otherwise breach, contravene or violate any Contract to which the Company or any Company Subsidiary is party; or (III) breach, contravene or violate any applicable Law (provided that the Company shall use commercially reasonable efforts to allow for such access or disclosure in a manner that does not result in the events set out in clauses (I) through (III)). Notwithstanding anything to the contrary in this Agreement, the Company may satisfy its obligations set forth above with respect to the provision of access to information or personnel by electronic means if, and to the extent, physical access is not reasonably feasible as a result of COVID-19 or any COVID-19 Measures or would not be permitted under applicable Law. No investigation under this Section 5.2(a) or otherwise shall affect the representations, warranties, covenants or agreements of the Company or the Partnership or the conditions to the obligations of the parties under this Agreement or limit or otherwise affect the rights or remedies available hereunder. Without limitation to the foregoing, prior to Closing, Parent together with its counsel shall have the right to continue its REIT and U.S. federal income tax compliance analysis of the Company and the Company Subsidiaries, whether internally and/or through the use of a third-party accounting firm (the “REIT Accountant”) and/or legal counsel. In connection therewith, the Company shall promptly provide all information reasonably requested by Parent and/or the REIT Accountant to confirm the Company’s compliance with all applicable requirements related to the qualification of the Company as a REIT.
(b)   Except as permitted pursuant to Section 5.2(a), the Parent Entities, Merger Sub I and Merger Sub II will hold and will cause their authorized Representatives to hold in confidence all documents and information concerning the Company and the Company Subsidiaries made available or provided to them or their Representatives by the Company, the Partnership or their Representatives in connection with the Mergers and the other transactions contemplated by this Agreement pursuant to the terms of that certain Non-Disclosure Agreement entered into between the Company and BGP Acquisitions LLC, dated February 4, 2022 (the “Confidentiality Agreement”); provided that, notwithstanding anything to the contrary herein, any information provided to the Financing Sources shall be subject to the confidentiality provisions of the Debt Commitment Letter and/or “click-through” or similar confidentiality arrangements customarily included on syndication platforms or in confidential information memoranda.
(c)   Prior to the Closing, the Company shall use, and shall use its commercially reasonable efforts to cause the Company Subsidiaries and their respective Representatives (including the Company and the Company Subsidiaries’ management teams) to use, their commercially reasonable efforts, at the sole cost and expense of the Parent Entities, Merger Sub I and Merger Sub II, to provide such cooperation with the Parent Entities, Merger Sub I and Merger Sub II in connection with any potential corporate restructuring of the Company and the Company Subsidiaries or potential sale of assets of the Company (the “Asset Sales”) to affiliates of the Parent Entities or third parties (any such corporate restructuring and Asset Sales, the “Parent Approved Transactions”) as reasonably requested by the Parent Entities (provided that such requested cooperation does not unreasonably interfere with the business or operations of the Company and the Company Subsidiaries), including (but not limited to) using commercially reasonable efforts to:
(i)   form new direct or indirect Company Subsidiaries pursuant to documentation reasonably satisfactory to the Parent Entities;
(ii)   provided such actions would not adversely affect the Tax status of the Company or Company Subsidiaries, and are consummated no earlier than immediately prior to the Closing, and conditioned upon the Closing occurring, transfer or otherwise restructure its ownership of existing Company Subsidiaries, properties or other assets, in each case, pursuant to documentation reasonably satisfactory to the Parent Entities;
(iii)   cause the Company’s and the Company Subsidiaries’ (and their respective Representatives’) management teams, with appropriate seniority and expertise, to participate in a reasonable number of meetings, management presentations, due diligence sessions, drafting sessions, calls and meetings with prospective acquirers, in each case, upon reasonable notice at mutually agreed times and places;
(iv)   assist the Parent Entities, Merger Sub I and Merger Sub II with the preparation of customary materials for management presentations, confidential information memoranda and similar documents reasonably necessary in connection with the Asset Sales, and assisting with the identification of any portion of the information that constitutes material non-public information;
(v)   assist the Parent Entities, Merger Sub I and Merger Sub II with the preparation of definitive documents relating to the Asset Sales, and any certificates and schedules related thereto;
(vi)   assist the Parent Entities, Merger Sub I and Merger Sub II with obtaining third- party consents to the Asset Sales, and assist the Parent Entities, Merger Sub I and Merger Sub II with the preparation of any required notices or similar documents, in each case, as may reasonably be requested by the Parent Entities, Merger Sub I or Merger Sub II, including, if required (as reasonably determined by the Parent Entities, Merger Sub I and Merger Sub II), consent from third parties to existing joint-venture agreements, financing documents, property management agreements, ground leases, tax credit agreements, and purchase and sale agreements;
(vii)   assist the Parent Entities, Merger Sub I and Merger Sub II in the Parent Entities, Merger Sub I and Merger Sub II obtaining surveys and title insurance as reasonably requested by the Parent Entities, Merger Sub I or Merger Sub II, including by providing title affidavits or similar documents required by a nationally-recognized title company for (A) the deletion of any standard or pre- printed exceptions in any title insurance policies or pro forma or (B) the satisfaction of any requirement set forth in any title commitment and, to the extent appropriate, appraisals of real property and assist in obtaining assignments or similar documents as reasonably requested by the Parent Entities, Merger Sub I or Merger Sub II;
(viii)   engage advisors and brokers as reasonably requested by the Parent Entities, provided the Company is afforded the opportunity to review such engagement agreements in advance and such agreements do not impose any obligations on the Company or any Company Subsidiary (other than monetary obligations and indemnification obligations for which the Parent Entities will be responsible in accordance with the last sentence of this Section 5.2(c)) that will survive termination of this Agreement; and
(ix)   subject to Section 5.2(a), provide the Parent Entities and their Representatives reasonable access to the Company and its Subsidiaries’ properties and enter into customary engagements regarding the scope of such access.
At the written request of the Parent Entities, the Company shall, and shall cause the Company Subsidiaries to, execute definitive documents relating to any Asset Sales, and any certificates, instruments and documents related thereto, provided that any such Asset Sale shall be conditioned upon the Closing occurring (or upon the immediate pendency of the Closing) and shall be consummated at such time as shall be specified by the Parent Entities but no earlier than immediately prior to the Closing.
Notwithstanding anything to the contrary in the foregoing provisions of this Section 5.2(c): (i) neither the Company nor any of the Company Subsidiaries shall be required to take any action pursuant to this Section 5.2(c) in contravention of (A) any organizational document of the Company or any of the Company Subsidiaries, (B) any Contract to which the Company or any Company Subsidiary is a party (or by which any of their respective properties or assets (including rights) are bound) or any Company Permit, or (C) applicable Law; (ii) any Asset Sales or other Parent Approved Transactions, and any obligations of the Company or the Company Subsidiaries to incur any liabilities with respect thereto, shall be contingent upon all of the conditions set forth in Article VI having been satisfied (or, with respect to Section 6.2, waived) and receipt by the Company of a written notice from the Parent Entities to such effect and that the Parent Entities, Merger Sub I and Merger Sub II are prepared to proceed immediately with the Closing and any other evidence reasonably requested by the Company that the Closing will occur, (iii) such actions (or the inability to complete such actions) under this Section 5.2(c) shall not affect or modify in any respect the obligations of the Parent Entities, Merger Sub I or Merger Sub II under this Agreement, including the amount of or timing of payment of the Merger Consideration, and (iv) neither the Company nor any of the Company Subsidiaries shall be required to take any such action pursuant to this Section 5.2(c) that could adversely affect the classification of the Company or any Company Subsidiary that is classified as a REIT, as a REIT. Such actions or transactions shall be undertaken in the manner (including in the order) specified by Parent and shall be subject to the limits set forth above, except as agreed by Parent and the Company. Without limiting the foregoing, none of the representations, warranties or covenants of the Company or any of the Company Subsidiaries shall be deemed to apply to, or be deemed to be breached or violated by, the transactions or cooperation contemplated by this Section 5.2(c). The Parent Entities shall, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs incurred by the Company or the Company Subsidiaries in performing their obligations under this Section 5.2(c) and the Parent Entities, jointly and severally, shall indemnify the Company and the Company Subsidiaries for any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by the Company or any of the Company Subsidiaries arising therefrom (and in the event the Mergers and the other transactions contemplated by this Agreement are not consummated, the Parent Entities shall promptly reimburse the Company for any reasonable out-of-pocket costs incurred by the Company or the Company Subsidiaries not previously reimbursed); provided, however, that if the Company consummates any Asset Sale (x) that is not contingent upon the Closing or (y) following the termination of this Agreement, the Company shall be responsible for all out-of-pocket costs incurred by the Company or the Company Subsidiaries related to such Asset Sale.
Section 5.3.   Proxy Statement.
(a)   As promptly as practicable after the date of this Agreement, the Company shall prepare a proxy statement (together with any amendments thereof or supplements thereto, the “Proxy Statement”) and, after consultation with, and approval by, the Parent Entities (which shall not be unreasonably withheld or delayed), file the preliminary Proxy Statement with the SEC. The Company shall use its commercially reasonable efforts to file the preliminary Proxy Statement with the SEC no later than twenty (20) Business Days after the date of this Agreement. The Company shall use reasonable best efforts to (i) obtain and furnish the information required to be included by the SEC in the Proxy Statement, and respond, after consultation with the Parent Entities, promptly to any comments made by the SEC with respect to the Proxy Statement; and (ii) promptly upon the earlier of (A) receiving notification that the SEC is not reviewing the preliminary Proxy Statement and (B) the conclusion of any SEC review of the preliminary Proxy Statement, cause the definitive Proxy Statement to be mailed to the Company’s stockholders and, if necessary, after the definitive Proxy Statement shall have been so mailed, promptly circulate amended or supplemental proxy materials and, if required in connection therewith, resolicit proxies; provided, however, that no such amended or supplemental proxy materials will be filed with the SEC or mailed by the Company without affording the Parent Entities a reasonable opportunity for consultation and review, and the Company shall consider in good faith any comments on such materials reasonably proposed by the Parent Entities. The Company will promptly notify the Parent Entities of the receipt of comments from the SEC and of any request from the SEC for amendments or supplements to the preliminary Proxy Statement or definitive Proxy Statement or for additional information, and will promptly supply the Parent Entities with copies of all written correspondence between the Company or its Representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the preliminary Proxy Statement, the definitive Proxy Statement, the Mergers or any of the other transactions contemplated by this Agreement. Prior to responding to any comments of the SEC or members of its staff, the Company shall provide the Parent Entities with a reasonable opportunity to consult and review such response and the Company shall consider in good faith any comments on such response reasonably proposed by the Parent Entities. The Parent Entities, Merger Sub I and Merger Sub II will cooperate with the Company in connection with the preparation of the Proxy Statement, including promptly furnishing to the Company any and all information regarding the Parent Entities, Merger Sub I and Merger Sub II and their respective affiliates as may be required to be disclosed therein. The Proxy Statement shall contain the Company Recommendation, except to the extent that the Company Board shall have effected an Adverse Recommendation Change, as permitted by and determined in accordance with Section 5.6.
(b)   If at any time prior to the Company Shareholders’ Meeting any event or circumstance relating to the Company or the Parent Entities or any of their respective Subsidiaries, or their respective officers or directors, should be discovered by the Company or the Parent Entities, as the case may be, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company or the Parent Entities, as the case may be, shall promptly inform the other party hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the Company’s stockholders. All documents that the Company is responsible for filing with the SEC in connection with the Mergers will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder.
Section 5.4.   Company Shareholders’ Meeting. The Company shall, as soon as reasonably practicable after the Proxy Statement is cleared by the SEC for mailing to the Company’s stockholders in accordance with Section 5.3(a), duly call, give notice of, convene and hold a meeting of the holders of the Company Shares (the “Company Shareholders’ Meeting”) for the purpose of seeking the Company Requisite Vote. The Company shall use its commercially reasonable efforts to commence mailing the Proxy Statement to shareholders no later than five (5) Business Days following clearance of the Proxy Statement by the SEC. The Company, through the Company Board, shall recommend to holders of the Company Shares that they vote in favor of the Company Merger so that the Company may obtain the Company Requisite Vote (the “Company Recommendation”) and the Company shall use reasonable best efforts to solicit the Company Requisite Vote (including by soliciting proxies from the Company’s stockholders), except in each case to the extent that the Company Board shall have effected an Adverse Recommendation Change, as permitted by and determined in accordance with Section 5.6. The Company shall keep the Parent Entities reasonably informed with respect to proxy solicitation activities and daily vote tallies as reasonably requested by the Parent Entities. Unless this Agreement is terminated in accordance with its terms, the Company shall not submit to the vote of its stockholders any Company Acquisition Proposal other than the Company Merger and the other transactions contemplated by this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Company may (and at the written request of the Parent Entities shall) adjourn or postpone the Company Shareholders’ Meeting after consultation with the Parent Entities (A) to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the holders of Company Shares within a reasonable amount of time in advance of a vote on the Company Merger, (B) if additional time is reasonably required to solicit proxies in favor of the approval of the Company Merger or (C) if there are insufficient Company Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders’ Meeting; provided that in the case of clause (B) or clause (C), without the written consent of the Parent Entities, in no event shall the Company Shareholders’ Meeting (as so postponed or adjourned) be held on a date that is more than thirty (30) days after the date for which the Company Shareholders’ Meeting was originally scheduled. Unless this Agreement shall have been terminated in accordance with Article VII, the obligations of the Company with respect to calling, giving notice of, convening and holding the Company Shareholders’ Meeting and mailing the Proxy Statement (and any amendment or supplement thereto that may be required by Law) to the Company’s stockholders shall not be affected by an Adverse Recommendation Change.
Section 5.5.   Appropriate Action; Consents; Filings.
(a)   Each party hereto shall: (i) give the other parties prompt notice of the making or commencement of any request, inquiry, investigation, action or legal proceeding by or before any Governmental Entity with respect to the Mergers; (ii) keep the other parties informed as to the status of any such request, inquiry, investigation, action or legal proceeding and (iii) promptly inform the other parties of (and provide copies of) any substantive communications to or from any Governmental Entity and keep the other parties reasonably informed regarding any substantive communications to or from a third party, in each case regarding the Mergers or other transactions contemplated by this Agreement. Each party hereto will have the right to review in advance, and each party will consult and cooperate with the other parties and will consider in good faith the views of the other parties in connection with, any filing, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted to any Governmental Entity in connection with the transactions contemplated by this Agreement. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any such request, inquiry, investigation, action or legal proceeding, each party hereto will permit authorized Representatives of the other parties to be present at each meeting or conference relating to such request, inquiry, investigation, action or legal proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted in writing to any Governmental Entity in connection with such request, inquiry, investigation, action or legal proceeding.
(b)   Subject to the terms and conditions of this Agreement, each party hereto shall use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the Mergers as promptly as practicable and to cause to be satisfied all conditions precedent to its obligations under this Agreement, including, to the extent consistent with the foregoing, (i) preparing and filing as promptly as practicable with the objective of being in a position to consummate the Mergers as promptly as practicable following the date of the Company Shareholders’ Meeting, all documentation to effect all necessary or advisable applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, rulings, authorizations and clearances necessary or advisable to be obtained from any Governmental Entity or any holder of Company Common Stock in connection with the transactions contemplated by this Agreement, including any that are required to be obtained under any applicable federal, state or local Law, (ii) contesting, litigating and defending all lawsuits or other legal proceedings against it or any of its affiliates relating to or challenging this Agreement or the consummation of the Mergers (“Transaction Litigation”), (iii) effecting all necessary or advisable registrations and other filings required under the Exchange Act or any other federal, state or local Law relating to the Mergers, and (iv) delivering an executed REIT Officer’s Certificate for purposes of counsel’s delivery of the REIT Qualification Opinion. The Parent Entities, Merger Sub I, Merger Sub II, the Company and the Partnership each shall promptly obtain and furnish the other (A) the information which may be reasonably required in order to make all necessary or advisable applications, notices, petitions and filings with any Governmental Entity and (B) any additional information which may be requested by a Governmental Entity and which the parties reasonably deem appropriate. Any information or materials provided to the other parties pursuant to this Section 5.5 may be provided on an “outside counsel only” basis, if appropriate, and that information or materials may also be redacted as necessary to (1) remove references concerning the valuation of the Company and the Partnership or other competitively sensitive materials, (2) comply with contractual arrangements and obligations or (3) address reasonable attorney-client or other privilege or confidentiality concerns.
(c)   Without limiting the generality of the undertaking pursuant to this Section 5.5, the Parent Entities shall, and shall cause their Subsidiaries to, take any and all actions to avoid the entry of, and resist, vacate, modify, reverse, suspend, prevent, eliminate or remove any actual, anticipated or threatened temporary, preliminary or permanent injunction or other order, decree, decision, determination or judgment entered or issued, or that becomes reasonably foreseeable to be entered or issued, in any proceeding or inquiry of any kind, in each case that would reasonably be expected to delay, restrain, prevent, enjoin or otherwise prohibit or make unlawful the consummation of the Mergers, including becoming subject to, consenting to, or offering or agreeing to, or otherwise taking any action with respect to, any requirement, condition, limitation, contract or order to (i) sell, license, assign, transfer, divest, hold separate or otherwise dispose of any assets, business or portion of business of the Company, the Surviving Company, the Partnership, the Surviving Partnership, the Parent Entities or any of their respective Subsidiaries, (ii) conduct, restrict, operate, invest or otherwise change the assets, business or portion of business of the Company, the Surviving Company, the Partnership, the Surviving Partnership, the Parent Entities or any of their respective Subsidiaries in any manner or (iii) impose any restriction, requirement or limitation on the operation of the business or portion of the business of the Company, the Surviving Company, the Partnership, the Surviving Partnership or any of their respective Subsidiaries; provided, however, that none of the Company, the Surviving Company, the Partnership, the Surviving Partnership, the Parent Entities or any of their respective Subsidiaries shall be required to take any of the actions set forth in clauses (i) through (iii) unless the effectiveness of such action is conditioned upon the Closing. In no event shall the Company, the Surviving Company, the Partnership, the Surviving Partnership or any of their respective affiliates propose to any Governmental Entity or third party, negotiate, effect or agree to any action contemplated by clauses (i) through (iii) above without the prior written consent of the Parent Entities.
(d)   The parties shall use their commercially reasonable efforts to obtain all third-party consents reasonably requested by the Parent Entities and required in connection with the Mergers. The Parent Entities shall, in consultation with the Company, prepare all notices or similar documents reasonably determined by the Parent Entities, in consultation with the Company, to be required in connection with the Mergers, including consents from third parties to existing joint-venture agreements, financing documents, property management agreements, ground leases, tax credit agreements, and purchase and sale agreements and any notice required pursuant to right of first offer or right of first refusal provisions contained in any Contract or other instrument to which the Company or any Company Subsidiary is a party or by which it is bound; provided, however, that the Company shall not be required under this Section 5.5(d) to compensate any third party, make any accommodation commitment or incur any liability or obligation to any third party to obtain any such consent or approval, unless the Parent Entities or their affiliates agree to compensate any such third party on the Company’s behalf or to promptly reimburse the Company for any payments made or liabilities to any such third party, in each case in connection with obtaining such consents or approvals, and the Company shall not compensate or agree to compensate any such third party, make any accommodation commitment or incur any liability or obligation to any such third party in connection with obtaining such consents or approvals without the prior written consent of the Parent Entities. Notwithstanding anything to the contrary herein, (i) the Parent Entities, Merger Sub I and Merger Sub II acknowledge and agree that it is not a condition to the Closing to obtain any third-party consents or to delivery any notices or similar documents to third parties and (ii) a breach by the Company or its Subsidiaries of their obligations under this Section 5.5(d) shall not constitute a breach of this Agreement or a breach for purposes of Article VI or Article VII or a breach of the condition precedent set forth in Section 6.2(b), unless such breach is a willful and material breach on the part of the Company.

(e)   Each party shall keep the other parties reasonably informed regarding any Transaction Litigation. The Company shall promptly advise the Parent Entities in writing of the initiation of and any material developments regarding, and shall reasonably consult with and permit the Parent Entities and their Representatives to participate in the defense, negotiations or settlement of, any Transaction Litigation. The Company shall not and shall not permit any Company Subsidiaries nor any of its or their Representatives to, compromise or settle any Transaction Litigation without the prior written consent of the Parent Entities (not to be unreasonably withheld, conditioned or delayed).
(f)   Each of the Company and the Parent Entities shall (i) take all action necessary so that no Takeover Statute is or becomes applicable to the Parent Entities, Merger Sub I, Merger Sub II, this Agreement, the Mergers or any of the other transactions contemplated hereby and (ii) if any Takeover Statute becomes applicable to the Parent Entities, Merger Sub I, Merger Sub II, this Agreement, the Mergers or any of the other transactions contemplated hereby, take all action necessary so that the Mergers and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Takeover Statute on the Parent Entities, Merger Sub I, Merger Sub II, this Agreement, the Mergers and the other transactions contemplated hereby.
(g)   Prior to the Closing Date, the Company shall cooperate with the Parent Entities and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things reasonably necessary, proper or advisable on its part under applicable Laws to cause the deregistration of the Class A Common Stock and Class T Common Stock under the Exchange Act.
(h)   After the Closing Date, the Parent Entities shall (i) timely prepare and file (or cause to be filed) any Tax Returns required to be filed on behalf of the Company and each Company Subsidiary and (ii) provide any information or reports to former stockholders of the Company and former holders of Class A Partnership Units relating to the Company or any Company Subsidiary required to be provided under applicable Law or that is reasonably required by such Persons for the purposes of Tax reporting or otherwise. Each of the foregoing actions shall be conducted in a manner consistent in all material respects with the past practice of the Company and the Company Subsidiaries, provided, that the Parent Entities is authorized to cause each Company Subsidiary treated as a partnership for U.S. federal income tax purposes (including the Partnership) to make an election under Section 754 of the Code for its taxable year that includes the Closing Date.
Section 5.6.   Solicitation; Acquisition Proposals; Adverse Recommendation Change.
(a)   Except as expressly permitted by this Section 5.6, the Company agrees that it shall, and shall cause each of the Company Subsidiaries and its and their officers and directors to, and shall direct its and their other Representatives to, immediately cease any solicitations, discussions, negotiations or communications with any Person that may be ongoing with respect to any Company Acquisition Proposal. Except as expressly permitted by this Section 5.6, from the date of this Agreement until the earlier of the termination of this Agreement in accordance with Article VII and the Partnership Merger Effective Time, the Company agrees that it shall not, and shall cause each of the Company Subsidiaries and its and their officers and directors not to, and shall not authorize and shall use commercially reasonable efforts to cause its and their other Representatives, not to, directly or indirectly through another Person, (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer, request or proposal that constitutes, or could reasonably be expected to lead to, a Company Acquisition Proposal (an “Inquiry”), (B) engage in any discussions or negotiations regarding, or furnish to any third party any non-public information in connection with, or knowingly facilitate in any way any effort by, any third party in furtherance of any Company Acquisition Proposal or Inquiry, (C) approve or recommend a Company Acquisition Proposal, (D) enter into any letter of intent, memorandum of understanding, agreement in principle, expense reimbursement agreement, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to a Company Acquisition Proposal or requiring the Company or the Partnership to abandon, terminate or fail to consummate the transactions contemplated by this Agreement (any of the foregoing referred in this clause (D), other than an Acceptable Confidentiality Agreement, an “Alternative Acquisition Agreement”), or (E) propose or agree to do any of the foregoing.
(b)   Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Company Requisite Vote, the Company and the Company Subsidiaries may, directly or indirectly, through any Representative, in response to an unsolicited written bona fide Company Acquisition Proposal by a third party made after the date of this Agreement that did not result from a breach of this Section 5.6(b); (i) furnish non-public information to such third party (and such third party’s Representatives, including potential financing sources) making such Company Acquisition Proposal (provided, however, that (A) prior to so furnishing such information, the Company receives from the third party an executed confidentiality agreement on customary terms no more favorable in any material respect to such

Person than the Confidentiality Agreement, it being understood that such confidentiality agreement need not contain any “standstill” or similar provisions that would prohibit the making or amendment of any non-public Company Acquisition Proposal to the Company Board (such confidentiality agreement, an “Acceptable Confidentiality Agreement”), (B) any non-public information concerning the Company or the Company Subsidiaries that is provided to such third party (or its Representatives) shall, to the extent not previously provided to the Parent Entities, be provided to the Parent Entities as promptly as practicable after providing it to such third party (and in any event within twenty-four (24) hours thereafter)) and (C) the Company gives the Parent Entities written notice that the Company Board or any duly authorized committee thereof has made the determination contemplated by this Section 5.6(b), such notice to include the information set forth in Section 5.6(c), and (ii) engage in, enter into or otherwise participate in discussions or negotiations with such third party (and such third party’s Representatives) with respect to the Company Acquisition Proposal if (but only if), in the case of each of clauses (i) and (ii) the Company Board determines in good faith, after consultation with outside legal counsel and financial advisors, that such Company Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal.
(c)   The Company shall notify the Parent Entities promptly (but in no event later than twenty-four (24) hours) after receipt of any Company Acquisition Proposal or any request for nonpublic information regarding the Company or any Company Subsidiary by any third party that informs the Company that it is considering making, or has made, a Company Acquisition Proposal, or any other Inquiry from any Person seeking to have discussions or negotiations with the Company regarding a possible Company Acquisition Proposal. Such notice shall be made in writing and shall identify the Person making such Company Acquisition Proposal or Inquiry and indicate the material terms and conditions of any Company Acquisition Proposals or Inquiries, to the extent known (including, if applicable, providing copies of any written Company Acquisition Proposals or Inquiries and any proposed agreements related thereto, which may be redacted to the extent necessary to protect confidential information of the business or operations of the Person making such Company Acquisition Proposal or Inquiry). The Company shall also promptly (and in any event within twenty-four (24) hours) notify the Parent Entities, in writing, if it enters into discussions or negotiations concerning any Company Acquisition Proposal or provides nonpublic information to any Person in each case in accordance with Section 5.6(b), notify the Parent Entities of any change to the financial and other material terms and conditions of any Company Acquisition Proposal and otherwise keep the Parent Entities reasonably informed of the status and material terms of any Company Acquisition Proposal or Inquiry on a reasonably current basis, including by providing a copy of all written proposals, offers, or drafts of proposed agreements (which may be redacted to the extent necessary to protect confidential information of the business or operations of the Person making such Company Acquisition Proposal or Inquiry). Neither the Company nor any Company Subsidiary shall, after the date of this Agreement, enter into any confidential or similar agreement that would prohibit it from providing such information to the Parent Entities.
(d)   Except as permitted by this Section 5.6(d), neither the Company Board nor any committee thereof shall (i) withhold, withdraw, modify or qualify in any manner adverse to the Parent Entities (or publicly propose to withhold, withdraw, modify or qualify in a manner adverse to the Parent Entities), the Company Recommendation, (ii) approve, adopt or recommend (or publicly propose to approve, adopt or recommend) any Company Acquisition Proposal, (iii) fail to include the Company Recommendation in the Proxy Statement (any of the actions described in clauses (i), (ii) and (iii) of this Section 5.6(d), an “Adverse Recommendation Change”), or (iv) approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend), or cause or permit the Company or any Company Subsidiary to enter into, any Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 5.6). Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Requisite Vote, the Company Board may (A) effect an Adverse Recommendation Change if an Intervening Event has occurred and the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the duties of the Company’s directors under applicable Law, or (B) if the Company has not breached this Section 5.6(d) or Section 5.6(e) (other than, in the case of Section 5.6(e) any breach that has a de minimis effect) and has not breached the other subsections of this Section 5.6 in any material respect, effect an Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 7.1(c)(i) if the Company Board has received an unsolicited written bona fide Company Acquisition Proposal that did not result from a breach of this Section 5.6 and in the good faith determination of the Company Board, after consultation with outside legal counsel and financial advisors, constitutes a Superior Proposal, after having complied (other than any non-compliance that has a de minimis effect) with, and giving effect to all of the adjustments which may be offered by the Parent Entities pursuant to, Section 5.6(e), and such Company Acquisition Proposal is not withdrawn.
(e)   The Company Board shall only be entitled to effect an Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 7.1(c)(i) as permitted under Section 5.6(d) if (i) the Company has provided a prior written notice (a “Notice of Change of Recommendation”) to the Parent Entities that the Company intends to take such action, identifying the Person making the Superior Proposal and describing the material terms and conditions of the Superior Proposal or Intervening Event, as applicable, that is the basis of such action, including, if applicable, copies of any written proposals or offers and any proposed written agreements related to a Superior Proposal (it being agreed that the delivery of the Notice of Change of Recommendation by the Company shall not constitute an Adverse Recommendation Change), (ii) during the four (4) Business Day period following the Parent Entities’ receipt of the Notice of Change of Recommendation and ending at 11:59 p.m. (New York City time) on such 4th Business Day (a “Notice of Change Period”), the Company shall, and shall cause its Representatives to, negotiate with the Parent Entities in good faith (to the extent the Parent Entities desire to negotiate) to make such adjustments in the terms and conditions of this Agreement, so that, in the case of a Superior Proposal, such Superior Proposal ceases to constitute a Superior Proposal, or, in the case of an Intervening Event, the need to make such Adverse Recommendation Change is obviated; and (iii) following the end of the Notice of Change Period, the Company Board shall have determined in good faith, after consultation with outside legal counsel and financial advisors, taking into account any changes to this Agreement proposed in writing by the Parent Entities in response to the Notice of Change of Recommendation or otherwise, that (A) the Superior Proposal giving rise to the Notice of Change of Recommendation continues to constitute a Superior Proposal or (B) in the case of an Intervening Event, the failure of the Company Board to effect an Adverse Recommendation Change would reasonably be expected to be inconsistent with the duties of the Company’s directors under applicable Law. Any amendment to the financial terms or any other material amendment of such a Superior Proposal shall require a new Notice of Change of Recommendation, and the Company shall be required to comply again with the requirements of this Section 5.6(e); provided, however, that the Notice of Change Period shall be reduced to two (2) Business Days following receipt by the Parent Entities of any such new Notice of Change of Recommendation and ending at 11:59 p.m. (New York City time) on such 2nd Business Day.
(f)   Nothing contained in this Agreement shall prohibit the Company or the Company Board, directly or indirectly through its Representatives, from (i) taking and disclosing to the Company’s stockholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of the Company that is required by applicable Law or if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with the fiduciary duties of the Company’s directors under applicable Law (for the avoidance of doubt, it being agreed that the issuance by the Company or the Company Board of a “stop, look and listen” or similar statement of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act, shall not constitute an Adverse Recommendation Change); provided, however, that neither the Company nor the Company Board shall be permitted to recommend that the stockholders of the Company tender any securities in connection with any tender offer or exchange offer that is a Company Acquisition Proposal or otherwise effect an Adverse Recommendation Change with respect thereto, except as permitted by Section 5.6(d).
(g)   The Company shall not, and shall not permit any Company Subsidiary to, terminate, waive, amend or modify any provision of any standstill or confidentiality agreement to which the Company or any Company Subsidiary is a party, except solely to allow the applicable party to make a non-public Company Acquisition Proposal to the Company Board or to allow the disclosure of information to Debt Financing Sources. Other than in connection with the consummation of the Mergers or the other transactions contemplated by this Agreement, the Company and the Company Board shall not take any actions to exempt any Person from the “Common Share Ownership Limit” or “Aggregate Share Ownership Limit” or establish or increase an “Excepted Holder Limit,” as such terms are defined in the Company Charter unless such actions are taken concurrently with the termination of this Agreement in accordance with Section 7.1(c)(i).
Section 5.7.   Public Announcements.   The Company and the Parent Entities shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Mergers and shall not issue any such press release or make any such public statement without the prior consent of the other party; provided, however, that a party may, without the prior consent of the other party, (a) issue such press release or make such public statement as may be required by applicable Law or the applicable rules of any stock exchange or quotation system if the party issuing such press release or making such public statement has provided the other party with an opportunity to review and comment (and the parties shall cooperate as to the timing and contents of any such press release or public statement) upon any such press release or public statement and (b) make any public statements with respect to this Agreement or the Mergers that are consistent with those in the Proxy Statement or in previous press releases or public statements made by the Company or the Parent Entities in accordance with this Section 5.7; provided, further, that no such consultation or consent shall be required with respect to any release, communication, announcement or public statement in connection with an Adverse Recommendation Change made in accordance with this Agreement.

Section 5.8.   Directors’ and Officers’ Indemnification.
(a)   From and after the Company Merger Effective Time, the Parent Entities shall, and shall cause the Surviving Company and the Surviving Partnership to, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless each current or former director or officer of the Company or any of the Company Subsidiaries and each fiduciary under benefit plans of the Company or any of the Company Subsidiaries (each an “Indemnified Party” and collectively, the “Indemnified Parties”) against (i) all losses, expenses (including reasonable attorneys’ fees and expenses), judgments, fines, claims, actions, suits, damages or liabilities or, subject to the proviso of the next sentence, amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of actions or omissions occurring at or prior to the Company Merger Effective Time (and whether asserted or claimed prior to, at or after the Company Merger Effective Time), including in connection with the consideration, negotiation and approval of this Agreement, to the extent that they are based on or arise out of the fact that such person is or was a director, officer or fiduciary under benefit plans, including payment on behalf of or advancement to the Indemnified Party of any expenses incurred by such Indemnified Party in connection with enforcing any rights with respect to such indemnification and/or advancement (the “Indemnified Liabilities”), and (ii) all Indemnified Liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by this Agreement, whether asserted or claimed prior to, at or after the Company Merger Effective Time, and including any expenses incurred in enforcing such person’s rights under this Section 5.8(a); provided that (x) none of the Surviving Company or the Surviving Partnership shall be liable for any settlement effected without their prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); and (y) none of the Surviving Company or the Surviving Partnership shall be obligated under this Section 5.8(a) to pay the fees and expenses of more than one legal counsel (selected by a plurality of the applicable Indemnified Parties) for all Indemnified Parties in any jurisdiction with respect to any single legal action except to the extent that, on the advice of any such Indemnified Party’s counsel, two or more of such Indemnified Parties shall have conflicting interests in the outcome of such action. In the event of any such loss, expense, claim, damage or liability (whether or not asserted before the Company Merger Effective Time), the Surviving Company or the Surviving Partnership, as applicable, shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties promptly, and in any event within ten (10) days, after statements therefor are received and otherwise advance to such Indemnified Party upon request, reimbursement of documented expenses reasonably incurred (provided that, if required by applicable Law, the person to whom expenses are advanced provides an undertaking to repay such advance if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such person is not legally entitled to indemnification under applicable Law).
(b)   The Parent Entities shall cause the Surviving Company to maintain the Company’s officers’ and directors’ liability insurance policies in effect on the date hereof (accurate and complete copies of which have been previously provided to the Parent Entities) (the “D&O Insurance”) for a period of not less than six (6) years after the Closing Date; provided that the Surviving Company may substitute therefor policies of at least the same coverage and amounts with reputable and financially sound carriers containing terms no less advantageous to such former directors or officers so long as such substitution does not result in gaps or lapses of coverage with respect to matters occurring on or prior to the Company Merger Effective Time; provided, further, that in no event shall the Parent Entities or the Surviving Company be required to pay annual premiums in the aggregate of more than an amount equal to 300% of the current annual premiums paid by the Company for such insurance (the “Maximum Amount”) to maintain or procure insurance coverage pursuant hereto; provided, further, that if the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, the Parent Entities and the Surviving Company shall procure and maintain for such six-year period the most advantageous policies as can be reasonably obtained for the Maximum Amount. In lieu of the foregoing, prior to the Company Merger Effective Time, the Parent Entities shall have the option to cause coverage to be extended by obtaining a six-year “tail” policy or policies on terms and conditions no less advantageous than the Company’s existing D&O Insurance, subject to the limitations set forth in the provisos above in this Section 5.8(b), and such “tail” policy or policies shall satisfy the provisions of this Section 5.8(b).
(c)   The obligations of the Parent Entities and the Surviving Company under this Section 5.8 shall survive the Closing and the consummation of the Mergers and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.8 applies (it being expressly agreed that the Indemnified Parties to whom this Section 5.8 applies shall be third party beneficiaries of this Section 5.8, each of whom (including his or her heirs, executors or administrators and his or her Representatives, successors and assigns) may enforce the provisions of this Section 5.8) without the consent of the Indemnified Party (including the successors, assigns and heirs of such Indemnified Party) affected thereby. In the event that the Surviving Company or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving company or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any Person, or if the Parent Entities dissolve the Surviving Company, then, and in each such case, the Parent Entities shall cause proper provision to be made so that the successors and assigns of the Surviving Company shall assume the obligations set forth in this Section 5.8.
(d)   For a period of not less than six (6) years from the Company Merger Effective Time, the Surviving Company and the Surviving Partnership shall provide to the Indemnified Parties the same rights to exculpation, indemnification and advancement of expenses as provided to the Indemnified Parties under the charter and bylaws of the Company and similar organizational documents of the Company Subsidiaries as in effect as of the date hereof and the charter and bylaws of the Surviving Company and similar organizational documents of the Surviving Partnership shall not contain any provisions inconsistent with such rights. The contractual indemnification rights set forth in Section 5.8(d) of the Company Disclosure Letter in existence on the date of this Agreement with any of the current or former directors, officers or employees of the Company or any Company Subsidiary shall be assumed by the Surviving Company and the Surviving Partnership without any further action and shall continue in full force and effect in accordance with their terms following the Company Merger Effective Time.
(e)   The provisions of this Section 5.8 are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise. Nothing in this Agreement, including this Section 5.8, is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company, any Company Subsidiaries or the Indemnified Parties, it being understood and agreed that the indemnification provided for in this Section 5.8 is not prior to, or in substitution for, any such claims under any such policies.
Section 5.9.   Employee Matters.
(a)   From and after the Company Merger Effective Time, for the period ending on the first anniversary of the Company Merger Effective Time (or, if shorter, during any applicable period of employment), the Parent Entities shall provide or cause its Subsidiaries, including the Surviving Company and the Surviving Partnership, to provide to each individual who is an employee of the Company or any Company Subsidiary immediately prior to the Company Merger Effective Time and who continues employment with the Surviving Company or any Subsidiary of the Surviving Company following the Company Merger Effective Time (each, a “Company Employee”) (i) a base salary or wage rate, as applicable, that is no less favorable than the base salary or wage rate in effect with respect to such Company Employee immediately prior to the Company Merger Effective Time, (ii) a target annual cash bonus opportunity that is no less favorable than the target annual cash bonus opportunity provided to such Company Employee immediately prior to the Company Merger Effective Time, (iii) equity-based compensation that is substantially comparable to the equity-based compensation provided to similarly situated employees of the Parent Entities or their affiliates immediately prior to the Company Merger Effective Time (provided that such equity-based compensation may be subject to performance-vesting terms with respect to a percentage thereof that is the same as (or lower than) the percentage of equity-based compensation provided to similarly situated employees of the Parent Entities or their affiliates in the immediately preceding year that was subject to performance-vesting terms), and (iv) other compensation and benefits (including severance benefits, paid-time off and health insurance that are substantially comparable, in the aggregate, to the other compensation and benefits provided to similarly situated employees of the Parent Entities or their affiliates immediately prior to the Company Merger Effective Time.
(b)   With respect to each benefit plan, program, policy or arrangement maintained by the Parent Entities or their affiliates, including the Surviving Company and the Surviving Partnership, following the Closing and in which any of the Company Employees participate (each, a “Parent Plan”), and except to the extent necessary to avoid duplication of benefits, service with the Company or any Company Subsidiary and the predecessor of any of them shall be treated as service with the Parent Entities or any of their affiliates, including the Surviving Company and the Surviving Partnership, for purposes of determining eligibility to participate, vesting (if applicable) and entitlement to benefits including any paid time off and severance plans (but not for accrual of or entitlement to pension benefits, post-employment welfare benefits, special or early retirement programs, window separation programs, or similar plans which may be in effect from time to time), to the extent that such service was recognized by the Company or any Company Subsidiary as of the date hereof. The Parent Entities shall take all necessary actions so that each Company Employee shall after the Company Merger Effective Time continue to be credited (until used) with the unused paid time off credited to such employee through the Company Merger Effective Time under the applicable paid time off policies of the Company or any Company Subsidiaries (subject to the same forfeiture conditions and accrual limits as applicable prior to the Company Merger Effective Time).
(c)   The Parent Entities shall, or shall cause its Subsidiaries, including the Surviving Company and the Surviving Partnership, as the case may be, to (i) waive all limitations as to pre- existing conditions, exclusions, actively at work requirements, waiting periods or any other restriction that would prevent immediate or full participation under the health and welfare plans of the Parent Entities or any of their affiliates applicable to such Company Employee with respect to participation and coverage requirements applicable to all Company Employees and their dependents under any Parent Plan that is a welfare plan that such Company Employees may be eligible to participate in after the Closing Date, other than limitations, exclusions, actively at work requirements, waiting periods or other restrictions that are already in effect with respect to such employees and that have not been satisfied as of the Closing Date under any Company Employee Benefit Plan, (ii) waive any and all evidence of insurability requirements with respect to such Company Employees to the extent such evidence of insurability requirements were not applicable to the Company Employees under the comparable Company Employee Benefit Plans immediately prior to the Closing, and (iii) provide each such Company Employee and his or her dependents with full credit for any co-payments and deductibles satisfied prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements for the plan year within which the Company Merger Effective Time occurs, and for any lifetime maximums, under any welfare plans in which such employees are eligible to participate after the Closing Date.
(d)   On and after the Closing Date, the Parent Entities shall cause the Surviving Company and the Surviving Partnership to honor all Company Employee Benefit Plans and compensation arrangements and agreements in accordance with their terms as in effect immediately prior to the Company Merger Effective Time (subject to any rights to terminate, amend or modify such Company Employee Benefit Plans and compensation arrangements and agreements in accordance with their terms in the Parent Entities’ sole discretion).
(e)   Without limiting the generality of Section 8.6, no provision of this Section 5.9, express or implied, (i) is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person (including any Company Employee and any dependent or beneficiary thereof) other than the parties hereto and their respective successors and assigns, (ii) shall constitute an amendment of, or an undertaking to amend, any Company Employee Benefit Plan or any employee benefit plan, program or arrangement maintained by the Parent Entities or any of their affiliates or (iii) is intended to prevent the Parent Entities or any of their affiliates from amending or terminating any Company Employee Benefit Plan in accordance with its terms or terminating the employment of any Company Employee.
Section 5.10.   Notification of Certain Matters.   The Company shall give prompt notice to the Parent Entities, and the Parent Entities shall give prompt notice to the Company, of any notice or other communication received by such party from any Governmental Entity in connection with this Agreement, the Mergers or the other transactions contemplated by this Agreement, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the other transactions contemplated by this Agreement.
Section 5.11.   Dividends.   During the Interim Period, the Company may make distributions to its respective stockholders and the Partnership may make distributions to the partners of the Partnership, including the Company, to allow the Company to make distributions to its stockholders, in each case (a) reasonably necessary (after giving effect to the distributions contemplated by clause (b)) for the Company or any such Company Subsidiary to (i) maintain its status as a REIT under the Code, or (ii) avoid the payment of income or excise tax under Sections 857 or 4981 of the Code (or any other entity-level Tax) or (b) in accordance with sub-clauses (B), (C), and (D) of clause (ii) of Section 5.1(c). If the Company declares a distribution to the Company’s stockholders pursuant to clause (a) of the immediately preceding sentence, the Per Company A Share Merger Consideration and/or the Per Company T Share Merger Consideration (as applicable) shall be decreased by an amount equal to the amount per Company Share of such distribution. In the event that a distribution permitted under the terms of this Agreement (i) has a record date prior to the Partnership Merger Effective Time and (ii) has not been paid as of the close of business on the date immediately prior to the Closing Date, such distribution shall be paid by the Company or Company Subsidiary on the Closing Date immediately prior to the Partnership Merger Effective Time to the applicable holders of record of the underlying security as of such record date.
Section 5.12.   FIRPTA Certificate.   On the Closing Date, prior to the Company Merger, the Company shall deliver to Merger Sub I a duly executed IRS Form W-9, and the Partnership shall use its commercially reasonable efforts to obtain and deliver to Merger Sub I at or prior to the Partnership Merger an IRS Form W-9 from each holder of Partnership Units (other than the Company); provided that the Parent Entities may waive any failure to comply with this Section 5.12 and withhold Taxes pursuant to Section 2.6.
Section 5.13.   Rule 16b-3 Matters.   Prior to the Company Merger Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable to cause dispositions of Company equity securities (including derivative securities) pursuant to the Mergers by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.14.   Company Series B Preferred Shares.   Promptly following the date that the Proxy Statement is mailed to the stockholders of the Company (and in any event no later than 20 Business Days prior to the anticipated Closing Date), the Company shall deliver a notice or notices of optional redemption and “Fundamental Change” (the “Series B Redemption/Fundamental Change Notice”) pursuant to Sections 7 and 8 of the Articles Supplementary establishing and fixing the rights and preferences of the Company Series B Preferred Shares (the “Series B Articles Supplementary”) to the holders of record of Company Series B Preferred Shares. The Series B Redemption/Fundamental Change Notice shall be prepared by the Company and shall comply with the specifications and timing requirement of the Series B Articles Supplementary and be in form and substance reasonably satisfactory to the Parent Entities, and shall state that each Company Series B Preferred Share held by such holder immediately prior to the Company Merger Effective Time shall be redeemed by the Company effective as of the date immediately following the Closing Date, if then outstanding, with the redemption price per share equal to an amount in cash equal to the applicable optional redemption price, as such price is determined in accordance with Section 7 of the Series B Articles Supplementary (such amount, the “Per Series B Preferred Share Redemption Price”), with such redemption subject to and conditioned upon the occurrence of the Closing (the “Series B Preferred Share Redemption”). The Series B Redemption/Fundamental Change Notices shall include the other information required by the Series B Articles Supplementary. The Series B Preferred Share Merger Consideration deposited with the Paying Agent in accordance with this Agreement shall also serve as the funds deposited to effect the Series B Preferred Share Redemption, to the extent necessary.
Section 5.15.   Financing.
(a)   Each of the Parent Entities, Merger Sub I and Merger Sub II shall use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, as promptly as possible, all things necessary, proper or advisable to arrange and obtain the Debt Financing on the terms and conditions described in the Debt Commitment Letter (including the flex provisions in any fee letter) on or prior to the Closing Date, including maintaining in effect the Debt Commitment Letter and using reasonable best efforts to, as promptly as possible, (A) satisfy, or cause to be satisfied, on a timely basis, or obtain a waiver of, all conditions precedent in the Debt Commitment Letter that are to be satisfied by the Parent Entities, Merger Sub I and Merger Sub II, (B) negotiate and enter into definitive agreements with respect to the Debt Financing on the terms and conditions contemplated by the Debt Commitment Letter subject to any amendments or replacements not prohibited by this Agreement, (C) consummate the Debt Financing at or prior to the Closing, including if all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied using reasonable best efforts to cause the persons providing the Debt Financing to fund at Closing, and (D) comply with its obligations under the Debt Commitment Letter and Debt Documents.
(b)   The Parent Entities shall give the Company prompt (and in any event within two Business Days) written notice (i) of any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to result in breach or default) by the Parent Entities, Merger Sub I, Merger Sub II, or to the knowledge of the Parent Entities, Merger Sub I or Merger Sub I, any party to the Debt Commitment Letter or other definitive agreements with respect thereto (such definitive agreements related to the Debt Financing, collectively, with the Debt Commitment Letter, “Debt Documents”), in each case, which would reasonably be expected to delay or impair the Closing or make funding less likely to occur on or before the Closing, (ii) if and when the Parent Entities receives notice that any portion of the Debt Financing contemplated by the Debt Commitment Letter is not reasonably expected to be available for the Financing Purposes, (iii) of the receipt of any written notice or other written communication from any party to the Debt Commitment Letter with respect to any actual or potential breach, default, termination or repudiation by any party to the Debt Commitment Letter or other Debt Document, and (iv) of any expiration or termination of the Debt Commitment Letter or other Debt Document.
(c)   The Parent Entities, Merger Sub I and Merger Sub II shall not, without the Company’s prior written consent, permit or consent to any amendment, supplement or modification to be made to the Debt Commitment Letter or other Debt Document if such amendment, supplement or modification would or would reasonably be expected to (A) impair, delay or prevent the consummation of the Mergers, (B) reduce the aggregate amount of the Debt Financing (unless such reduction is matched with an equal increase in the Equity Financing pursuant to the Equity Commitment Letter or any other replacement financing (such replacement financing, the “Replacement Financing”); provided, that, any such Replacement Financing shall not impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the receipt of the Debt Financing (unless such new or additional conditions or expanded, amended or modified conditions could not be reasonably expected to (1) impair, delay or prevent the Closing, (2) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing less likely to occur, or (3) adversely affect the ability of the Parent Entities to enforce its rights against other parties with respect to the Debt Financing), (C) impose new or additional conditions or otherwise expand, amend or modify any of the conditions to the receipt of the Debt Financing (unless such new or additional conditions or expanded, amended or modified conditions could not be reasonably expected to (1) delay or prevent the Closing, (2) make the timely funding of the Debt Financing or satisfaction of the conditions to obtaining the Debt Financing less likely to occur, or (3) adversely affect the ability of the Parent Entities to enforce its rights against other parties with respect to the Debt Financing) or (D) otherwise reasonably be expected to adversely affect (other than a de minimis manner) the ability of the Parent Entities, Merger Sub I or Merger Sub II to timely consummate the transactions contemplated by this Agreement; provided, that, for the avoidance of doubt, the Parent Entities may amend, supplement, modify or waive any terms of the Debt Commitment Letter and/or the Debt Documents with respect thereto without the consent of the Company in order to (1) reduce the aggregate amount of the Debt Financing so long as such reduction is matched with an equal increase of the Replacement Financing, (2) correct typographical errors, (3) add lenders, lead arrangers, bookrunners, syndication agents or similar entities (by assignment or otherwise) subject to the terms and restrictions set forth in the Debt Commitment Letter as in effect on the date of this Agreement or (4) reallocate commitments or assign or reassign titles or roles to, or between or among, any entities party thereto.
(d)   The Parent Entities, Merger Sub I and Merger Sub II shall keep the Company informed on a reasonably current basis and in reasonable detail of the efforts to obtain the Debt Financing. For purposes of this Agreement, references to the “Debt Commitment Letter” shall include such document(s) as permitted or required by this Section 5.15 to be amended, supplemented, modified or waived, in each case from and after such amendment, supplement, modification or waiver, and references to “Debt Financing” shall include any Replacement Financing permitted by this Section 5.15.
(e)   In the event of any Financing Failure Event, each of the Parent Entities, Merger Sub I and Merger Sub II shall use its reasonable best efforts to arrange to obtain, or cause to be obtained, alternative financing, including from alternative sources, in an amount sufficient to replace any unavailable portion of the Debt Financing (“Alternative Financing”) as promptly as practicable following the occurrence of such Financing Failure Event, on terms that are not materially less favorable in the aggregate to the Parent Entities, Merger Sub I and Merger Sub II than the terms of the Debt Commitment Letter (including any flex terms applicable thereto) and the provisions of this Section 5.15 and the Debt Financing Sources Protective Provisions shall be applicable to the Alternative Financing, and, for the purposes of this Section 5.15, Section 4.8 and the Debt Financing Sources Protective Provisions, all references to the Debt Financing shall be deemed to include such Alternative Financing and any Replacement Financing, all references to Debt Documents shall include the applicable documents for the Alternative Financing and any Replacement Financing, and all references to the Financing Sources shall include the Persons providing or arranging the Alternative Financing or any Replacement Financing. In the event that each of the Parent Entities, Merger Sub I and Merger Sub II has obtained substitute financing, the proceeds of which are received on the Closing Date and which amount substitutes an equivalent portion of the Debt Financing, for the purposes of Section 4.8 and Section 5.16, all references to the Debt Financing shall be deemed to include such substitute financing.
(f)   Notwithstanding anything herein to the contrary, the Parent Entities, Merger Sub I and Merger Sub II acknowledge and agree that the obtaining of the Debt Financing is not a condition to Closing.
Section 5.16.   Financing Cooperation.
(a)   Prior to the Closing, the Company shall use, and shall use its reasonable best efforts to cause the Company Subsidiaries to use, their reasonable best efforts, at the sole cost and expense of the Parent Entities, Merger Sub I and Merger Sub II, to cooperate with the Parent Entities, Merger Sub I and Merger Sub II to the extent required by the Debt Financing Sources in connection with the arrangement of the Debt Financing, in each case as may be customary and reasonably requested by the Parent Entities (provided that such requested cooperation does not unreasonably interfere with the business or operations of the Company and the Company Subsidiaries), including (but not limited to) using reasonable best efforts to:
(i)   cause the Company’s and the Company Subsidiaries’ (and their respective Representatives) management teams, with appropriate seniority and expertise, to participate in a reasonable number of meetings, lender presentations, due diligence sessions, drafting sessions, road shows, calls and meetings with prospective lenders and ratings agencies, in each case, upon reasonable notice at mutually agreed times and places, and only to the extent customarily needed for financing of the type contemplated by the Debt Commitment Letter;
(ii)   assist the Parent Entities, Merger Sub I and Merger Sub II with the preparation of customary materials for rating agency presentations, confidential information memoranda and similar documents reasonably necessary in connection with the Debt Financing, and assisting with the identification of any portion of the information that constitutes material non- public information;

(iii)   assist the Parent Entities, Merger Sub I and Merger Sub II with the preparation of any guarantee, pledge and security documents contemplated by the Debt Financing, and any certificates and schedules related thereto and other customary definitive documents relating to the Debt Financing, any certificates and schedules related thereto, and otherwise reasonably assist in facilitating the pledging of collateral contemplated by the Debt Financing, as may be reasonably requested by the Parent Entities, Merger Sub I or Merger Sub II, in each case to the extent such items are effective no earlier than the Closing;
(iv)   subject to Section 5.5(d), assist the Parent Entities, Merger Sub I and Merger Sub II with obtaining third- party consents to the Debt Financing, and assist the Parent Entities, Merger Sub I and Merger Sub II with the preparation of any required notices or execute any supplemental indentures or similar documents, in each case, as may reasonably be requested by the Parent Entities, Merger Sub I or Merger Sub II, including, if required (as reasonably determined by the Parent Entities, Merger Sub I and Merger Sub II), consent from third parties to existing joint-venture agreements, financing documents, property management agreements, ground leases, tax credit agreements, and purchase and sale agreements;
(v)   furnish to the Parent Entities: (1) GAAP audited balance sheets and related statements of income, equity and cash flows for the Company and the Company’s consolidated subsidiaries as of and for the fiscal years ended on December 31, 2019, December 31, 2020 and December 31, 2021 (it being understood that the Parent Entities, Merger Sub I and Merger Sub II acknowledge receipt of the information described in this clause (1) as of the date hereof); (2) GAAP unaudited balance sheet and related statements of income, equity and cash flows for the Company and the Company’s consolidated subsidiaries as of and for each fiscal quarter ended after December 31, 2021 and more than 45 days prior to the Closing Date, it being understood that, with respect to such information for each such fiscal year and subsequent interim period, such covenant shall be deemed satisfied through the filing with the SEC by the Company of its Annual Report on Form 10-K or quarterly report on Form 10-Q with respect to the relevant period; and (3) historical financial, statistical and other pertinent information about the Company and the Company Subsidiaries customarily included in the Rule 144A offerings of commercial mortgage backed securities facilities, to the extent reasonably available and prepared by the Company and the Company Subsidiaries in the ordinary course of business (the information and financial statements referred to in subclauses (1), (2) and (3) above, the “Required Financial Information”);
(vi)   assist the Parent Entities, Merger Sub I and Merger Sub II to the extent requested, with the Parent Entities, Merger Sub I and Merger Sub II’s preparation of a pro forma balance sheet;
(vii)   upon the request by the Parent Entities, Merger Sub I or Merger Sub II, providing customary authorization and representation letters (including customary 10b-5 and material non-public information representations) in connection with the information provided as Required Financial Information in any confidential information memorandum (including prior to any bank meeting for the Debt Financing);
(viii)   assist the Parent Entities, Merger Sub I and Merger Sub II in the Parent Entities, Merger Sub I and Merger Sub II obtaining surveys and title insurance as reasonably requested by the Parent Entities, Merger Sub I or Merger Sub II, including by providing title affidavits or similar documents required by a nationally-recognized title company for (A) the deletion of any standard or pre- printed exceptions in any title insurance policies or pro forma or (B) the satisfaction of any requirement set forth in any title commitment and, to the extent appropriate, appraisals of real property and assist in obtaining assignments or similar documents as reasonably requested by the Parent Entities and not effective earlier than the Closing, Merger Sub I or Merger Sub II to minimize mortgage recording tax and other costs and expenses;
(ix)   at least four (4) Business Days prior to the Closing (in each case, to the extent requested at least ten (10) Business Days prior to the Closing), provide all documentation and other information about the Company and any of its Subsidiaries as is reasonably requested in writing by the Parent Entities which the parties to the Debt Commitment Letter (other than the Parent Entities) reasonably determine is required by applicable “know your customer,” anti-money laundering rules and regulations (including the PATRIOT Act) and the requirements of the beneficial ownership regulation pursuant to 31 C.F.R. § 1010.230;
(x)   assist the Parent Entities, Merger Sub I and Merger Sub II with the Parent Entities, Merger Sub I and Merger Sub II obtaining property-level financing and facilities (including any agency financing and commercial mortgage backed security facilities) as may reasonably be requested by the Parent Entities;
(xi)   subject to Section 5.2(a), provide the Parent Entities and its Representatives and Debt Financing Sources (including any appraisers, engineers, environmental or rating agency personnel) reasonable access to the Company and its Subsidiaries’ properties and enter into customary engagements regarding the scope of such access; and

(xii)   assist the Parent Entities with obtaining tenant and ground lessor estoppels (it is acknowledged that obtaining any such estoppel is not a condition to Closing).
(b)   Nothing in this Section 5.16 shall require any cooperation or other action by the Company, the Company Subsidiaries or its or their respective Representatives to the extent that it would unreasonably interfere in any material respect with the business or operations of the Company or any of the Company Subsidiaries. Notwithstanding the foregoing or anything else contained herein to the contrary, nothing in this Section 5.16 shall require the Company or any of the Company Subsidiaries or their respective Representatives (1) to execute or approve any definitive financing documents, including any credit or other agreements, pledge documents, security documents or other certificates in connection with the Debt Financing (other than customary authorization and representation letters in connection with the Debt Financing, if any, and solely to the extent set forth in Section 5.16(a)(vii) above), (2) to provide cooperation to the extent that it would reasonably be expected to conflict with or violate any applicable Law or result in a breach of, or a default under, any material contract to which the Company or any of the Company Subsidiaries is a party, (3) to breach, waive or amend any terms of this Agreement, (4) to provide cooperation to the extent it would cause any condition to the Closing set forth in Section 6.1 or Section 6.2 to not be satisfied or (5) to violate any obligation of confidentiality (not created in contemplation hereof) binding on the Company, the Company Subsidiaries or their Representatives. Additionally, (A) neither the Company nor any of the Company’s Subsidiaries shall be required to pay or incur any commitment or other similar fee or incur or assume any liability or obligation in connection with any Debt Financing prior to the Closing (other than as are expressly reimbursable or payable by Parent and Merger Sub and except for the obligation to deliver the customary authorization and representation letter referenced above), (B) none of the directors of the Company or any Company Subsidiary, acting in such capacity, shall be required to authorize or adopt any resolutions approving the agreements, documents, instruments, actions and transactions contemplated in connection with the Debt Financing, (C) except as set forth in Section 5.16(a)(vii), none of the Company, any of the Company Subsidiaries or any of their respective Representatives shall be required, prior to Closing, to make any representation to the Parent Entities, any of their affiliates, any lender, agent or lead arranger to any Debt Financing, or any other Person with respect to any action under this Section 5.16, as to the solvency of the Company, any of the Company Subsidiaries, or any of their respective Representatives, or to deliver or require to be delivered any solvency or similar certificate and (D) except as set forth in Section 5.16(a)(iv), none of the Company, any of the Company Subsidiaries or any of its or their Representatives shall be required to seek any amendment, waiver, consent or other modification under any indebtedness. Nothing hereunder shall require any employee, officer, director or other Representative of the Company or any of the Company Subsidiaries to deliver any certificate or opinion or take any other action that would result in personal liability to such employee, officer, director or other Representative. None of the representations, warranties or covenants of the Company and the Partnership set forth in this Agreement shall be deemed to apply to, or be deemed to be breached or violated by, any of the actions taken by the Company and the Company Subsidiaries at the request of any of the Parent Entities set forth in this Section 5.16. All non-public or otherwise confidential information regarding the Company obtained by the Parent Entities, Merger Sub I or Merger Sub II or any of their respective Representatives pursuant to this Section 5.16, shall be kept confidential in accordance with the Confidentiality Agreement; provided that the Company agrees that the Parent Entities, Merger Sub I and Merger Sub II may share non-public or otherwise confidential information with the rating agencies and Debt Financing Sources as contemplated by the Debt Commitment Letter if the recipients of such information are rating agencies and Debt Financing Sources in connection with the Debt Financing as contemplated by the Debt Commitment Letter and agree to customary confidentiality arrangements, including customary “click through” confidentiality agreements and confidentiality provisions contained in customary bank books and offering memoranda, provided, in each case, that such confidentiality arrangements shall provide that the Company is a third-party beneficiary thereof and shall satisfy the confidentiality obligations under Regulation FD.
(c)   The Parent Entities shall jointly and severally indemnify, defend and hold harmless the Company and its affiliates, and its and their respective pre-Closing directors, officers, employees, agents, representatives and professional advisors, from and against any liability, obligation or loss suffered or incurred by them in connection with any cooperation provided under this Section 5.16, the arrangement of the Debt Financing and any information provided in connection therewith (other than arising from historical financial information furnished in writing by or on behalf of the Company and/or its Subsidiaries specifically for inclusion in such materials for the Debt Financing, but including any violation of the Confidentiality Agreement), except in the event such liabilities, obligations or losses arose out of or result from the bad faith, gross negligence or willful misconduct by the Company, any of the Company Subsidiaries or any of their respective affiliates and Representatives. The Parent Entities shall promptly reimburse the Company and the Company Subsidiaries and Representatives for all reasonable, documented and invoiced costs incurred by the Company or the Company Subsidiaries in connection with any cooperation provided under this Section 5.16 or otherwise in connection with the Debt Financing (including reasonable and documented out-of- pocket auditor’s and attorneys’ fees and expenses). Subject to the Parent Entities’ indemnification obligations under this Section 5.16, the

Company hereby consents to the use of all of its and the Company Subsidiaries’ corporate logos in connection with the initial syndication or marketing of the Debt Financing, so long as such logos are used solely in a manner that is not intended to or reasonably likely to harm or disparage the Company or its Subsidiaries or the reputation or goodwill of the Company or any of its Subsidiaries.
Section 5.17.   Satisfaction of Indebtedness.   Prior to the Closing Date, the Company shall, and shall cause the Company Subsidiaries to, request and use commercial reasonable efforts to obtain pay-off letters (the “Pay-Off Letters”) from the administrative agents or the lenders under the items of Indebtedness of the Company and the Company Subsidiaries specified by the Parent Entities by written notice not less than ten (10) Business Days prior to the Closing (the “Pay-Off Indebtedness”), in the agents’ or the lenders’ customary forms and in form and substance reasonably acceptable to the Parent Entities; provided, however, that the Company shall not be required to obtain any Pay-Off Letters that are not conditioned on, and subject to, the occurrence of the Closing. The Company shall, and shall cause the Company Subsidiaries to, use their commercially reasonable efforts to deliver substantially final drafts of the Pay-Off Letters (which may omit the amounts due in respect of any revolving facility under the Pay-Off Indebtedness) at least three (3) Business Days prior to the Closing Date.
Section 5.18.   Company Warrants.   Promptly following the date that the Proxy Statement is mailed to the stockholders of the Company (and in any event no later than 20 Business Days prior to the anticipated Closing Date), the Partnership shall deliver a “Call Notice” as defined in Section 3(c) of the Warrant Certificate (the “Warrant Call Notice”) to the holders of record of Callable Securities. The Warrant Call Notice shall be prepared by the Partnership and shall comply with the specifications and timing requirement of the Warrant Certificate and be in form and substance reasonably satisfactory to the Parent Entities, and shall state that each Callable Security held by such holder immediately prior to the Company Merger Effective Time shall be purchased by the Partnership effective as of immediately prior to the Closing at a price equal to the “Call Price” as defined in Section 3 of the Warrant Certificate, with such purchase subject to and conditioned upon the occurrence of the Closing (the “Warrant Call Option”). The Warrant Call Notice shall include the other information required by the Warrant Certificate. At or prior to the Partnership Merger Effective Time, the Parent Entities shall pay or cause to be paid to the Partnership, the aggregate “Call Price” as defined in Section 3 of the Warrant Certificate with respect to the Warrant Call Option for the benefit of the holders of the Callable Securities.
Section 5.19.   REIT Qualification.   Following the Closing, the Parent Entities will use reasonable best efforts to cause the Company to qualify as a REIT for its taxable year that includes the Company Merger Effective Time. Notwithstanding the foregoing, the Parent Entities shall not be liable for any failure to maintain the qualification of the Company as a REIT if such failure results from a breach by the Company of any representation set forth in Section 3.13, or such failure otherwise results from any action taken by the Company (or any failure of the Company to take any required action) prior to the Company Merger Effective Time that causes the Company to fail to qualify as a REIT after the Company Merger Effective Time.
ARTICLE VI
CONDITIONS TO CONSUMMATION OF THE MERGERS
Section 6.1.   Conditions to Each Party’s Obligations to Effect the Mergers.   The respective obligations of each party hereto to consummate the Mergers are subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any or all of which may be waived in whole or in part by the party being benefited thereby (which waiver shall be in such party’s sole discretion), to the extent permitted by applicable Law:
(a)   Company Requisite Vote.   The Company shall have obtained the Company Requisite Vote.
(b)   No Injunctions, Orders or Restraints; Illegality.   No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the Mergers illegal or otherwise restricting, preventing or prohibiting consummation of the Mergers.
Section 6.2.   Conditions to the Obligations of the Parent Entities, Merger Sub I and Merger Sub II.   The obligations of the Parent Entities, Merger Sub I and Merger Sub II to effect the Mergers are further subject to the satisfaction of the following conditions, any one or more of which may be waived in whole or in part by the Parent Entities at or prior to the Closing Date:
(a)   Representations and Warranties.   (i) Except for the representations and warranties referred to in clauses (ii) or (iii) below, each of the representations and warranties of the Company and the Partnership contained in this Agreement shall be true and correct (determined without regard to any qualification by any of the terms “material” or “Company Material Adverse Effect” therein) as of the Closing Date as though made on and as of the Closing Date

(except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty shall be true and correct at and as of such date, without regard to any such qualifications therein), except where the failure of such representations and warranties to be true and correct has not had, or would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (ii) the representations and warranties of the Company and the Partnership contained in Section 3.1 (Organization and Qualification) and Section 3.2 (Capitalization) (other than clauses (c), (e) and (f) (Capitalization)) shall be true and correct as of the Closing Date as though made on and as of the Closing Date except for de minimis inaccuracies (except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects at and as of such date) and (iii) the representations and warranties of the Company and the Partnership contained in Section 3.3 (Authority), Section 3.19 (Takeover Statutes) and Section 3.23 (Brokers) shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date (except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects at and as of such date).
(b)   Performance and Obligations of the Company.   Each of the Company and the Partnership shall have performed or complied in all material respects with all obligations, agreements and covenants required by this Agreement to be performed by it or complied with on or prior to the Closing Date.
(c)   Absence of Material Adverse Change.   From the date of this Agreement through the Closing Date, there shall not have occurred a change, event, state of facts or development that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(d)   Closing Certificate.   The Parent Entities shall have received a certificate, substantially in the form attached as Exhibit A-1, signed on behalf of the Company, by an executive officer of the Company, dated as of the Closing Date, certifying that the conditions set forth in Section 6.2(a) and Section 6.2(b) are satisfied.
(e)   REIT Opinion.   The Company shall deliver to the Parent Entities the opinion of Clifford Chance US LLP, counsel to the Company (or such other nationally recognized tax counsel reasonably acceptable to the Parent Entities), dated as of the Closing Date and addressed to the Parent Entities, substantially in the form attached hereto as Exhibit B (and with such changes as may be deemed reasonably necessary or appropriate by Clifford Chance US LLP, with the consent of the Parent Entities, which consent may not be unreasonably withheld) (the “REIT Qualification Opinion”), which REIT Qualification shall be based on an officer’s certificate of the Company substantially in the form attached hereto as Exhibit C (and with such changes as may be deemed reasonably necessary or appropriate by Clifford Chance US LLP, with the consent of the Parent Entities, which consent may not be unreasonably withheld) (the “REIT Officer’s Certificate”).
Section 6.3.   Conditions to Obligations of the Company and the Partnership.   The obligations of the Company and the Partnership to effect the Mergers are further subject to the satisfaction of the following conditions, any one or more of which may be waived in whole or in part by the Company at or prior to the Closing Date:
(a)   Representations and Warranties.   Each of the representations and warranties of the Parent Entities, Merger Sub I and Merger Sub II contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects at and as of such date).
(b)   Performance and Obligations of the Parent Entities, Merger Sub I and Merger Sub II.   Each of the Parent Entities, Merger Sub I and Merger Sub II shall have performed or complied in all material respects with all obligations, agreements and covenants required by this Agreement to be performed by it or complied with on or prior to the Closing Date.
(c)   Closing Certificate.   The Company and the Partnership shall have received a certificate, substantially in the form attached as Exhibit A-2, signed on behalf of the Parent Entities, Merger Sub I and Merger Sub II by an executive officer of the Parent Entities, Merger Sub I and Merger Sub II, dated as of the Closing Date, certifying that the conditions set forth in Section 6.3(a) and Section 6.3(b) are satisfied.
Section 6.4.   Frustration of Closing Conditions.   No party may rely, either as a basis for not consummating the Mergers or the other transactions contemplated hereby or terminating this Agreement and abandoning the Mergers, on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party’s failure to act in good faith or to use reasonable best efforts to consummate the Mergers and the other transactions contemplated hereby.

ARTICLE VII
TERMINATION
Section 7.1.   Termination.   This Agreement may be terminated and abandoned at any time prior to the Closing Date, whether before or after the receipt of the Company Requisite Vote (except as otherwise provided below):
(a)   by the mutual written consent of the Parent Entities and the Company; or
(b)   by either of the Company, on the one hand, or the Parent Entities, on the other hand, by written notice to the other, if:
(i)   any Governmental Entity of competent authority shall have issued an order, decree or ruling or taken any other action in each case permanently restraining, enjoining or otherwise prohibiting the Mergers substantially on the terms contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non- appealable; provided that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to a party if the issuance of such final, non-appealable order, decree or ruling or taking of such other action was primarily due to the failure of the Company or the Partnership, in the case of termination by the Company, or the Parent Entities, Merger Sub I or Merger Sub II, in the case of termination by the Parent Entities, to perform any of its obligations under this Agreement; or
(ii)   the Mergers shall not have been consummated on or before November 7, 2022 (the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b)(ii) shall not be available to the Company, if the Company or the Partnership, or to the Parent Entities, if the Parent Entities, Merger Sub I or Merger Sub II, as applicable, shall have breached in any material respect its obligations under this Agreement in any manner that shall have caused or resulted in the failure to consummate the Mergers on or before such date; or
(iii)   the Company Requisite Vote shall not have been obtained at a duly held Company Shareholders’ Meeting or any adjournment or postponement thereof at which the Company Merger is voted upon; or
(c)   by written notice from the Company to the Parent Entities, if:
(i)   prior to obtaining the Company Requisite Vote, the Company Board effects an Adverse Recommendation Change in accordance with Section 5.6 and the Company Board has approved, and concurrently with the termination hereunder, the Company enters into a definitive agreement providing for the implementation of a Superior Proposal that did not result from a breach of Section 5.6; provided that the Company shall have previously or concurrently paid the Company Termination Fee in accordance with Section 7.3(b) (and such termination shall not be effective until the Company has paid such Company Termination Fee in accordance with Section 7.3(b)); or
(ii)   the Parent Entities, Merger Sub I or Merger Sub II shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement such that a condition set forth in Section 6.3(a) or Section 6.3(b) would be incapable of being satisfied by the Outside Date; provided that neither the Company nor the Partnership shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement in any material respect; or
(iii)   (A) all of the conditions set forth in Section 6.1 and Section 6.2 shall have been satisfied or waived by the Parent Entities (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of the notice referenced in clause (B) below if the Closing were to occur on the date of such notice), (B) on or after the date the Closing should have occurred pursuant to Section 1.5, the Company has delivered written notice to the Parent Entities to the effect that all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied or waived by the Parent Entities (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of such notice if the Closing were to occur on the date of such notice) and the Company and the Partnership are prepared to consummate the Closing, and (C) the Parent Entities, Merger Sub I and Merger Sub II fail to consummate the Closing on or before the third (3rd) Business Day after delivery of the notice referenced in clause (B) above, and the Company and the Partnership were prepared to consummate the Closing during such three (3) Business Day period; or

(d)   by written notice from the Parent Entities to the Company, if:
(i)   the Company or the Partnership shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement such that a condition set forth in Section 6.2(a) or Section 6.2(b) would be incapable of being satisfied by the Outside Date; provided that neither the Parent Entities, Merger Sub I nor Merger Sub II shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement in any material respect; or
(ii)   (A) the Company Board shall have effected, or resolved to effect, an Adverse Recommendation Change, (B) the Company shall have failed to publicly recommend against any tender offer or exchange offer subject to Regulation 14D under the Exchange Act that constitutes a Company Acquisition Proposal (including, for these purposes, by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company’s stockholders) within ten (10) Business Days after the commencement of such tender offer or exchange offer, (C) the Company Board shall have failed to publicly reaffirm the Company Recommendation within ten (10) Business Days after the date a Company Acquisition Proposal shall have been publicly announced (or if the Company Shareholders’ Meeting is scheduled to be held within ten (10) Business Days from the date a Company Acquisition Proposal is publicly announced, promptly and in any event prior to the date on which the Company Shareholders’ Meeting is scheduled to be held) or (D) the Company enters into an Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in compliance with Section 5.6).
Section 7.2.   Effect of the Termination.   In the event of the valid termination of this Agreement by either the Company or the Parent Entities as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the Parent Entities, Merger Sub I, Merger Sub II, the Company, the Partnership, the Financing Sources or their respective affiliates or Representatives, relating to, based on or arising under or out of this Agreement, the transactions contemplated hereby or the subject matter hereof (including the negotiation and performance of this Agreement), except (a) the provisions in Section 5.2(b) and this Section 7.2, Section 7.3, Section 7.4 and Article VIII shall survive, (b) the indemnification and reimbursement obligations of the Parent Entities and the Surviving Company (as the case may be) in Section 5.2(c), and Section 5.16(c) shall survive, (c) the Guaranty and the Confidentiality Agreement shall each continue in full force and effect in accordance with their respective terms and (d) subject to Section 8.8, nothing herein shall relieve any party from any liability for any fraud or any willful and intentional breach by such party of any of its representations, warranties, covenants or agreements set forth in this Agreement.
Section 7.3.   Fees and Expenses.
(a)   Except as otherwise set forth in this Agreement, whether or not the Mergers are consummated, all expenses incurred in connection with this Agreement and the other transactions contemplated hereby shall be paid by the party incurring such expenses.
(b)   In the event that this Agreement is terminated:
(i)   by the Parent Entities pursuant to Section 7.1(d)(ii),
(ii)   by the Company pursuant to Section 7.1(c)(i), or
(iii)   (A) by the Company or the Parent Entities pursuant to Section 7.1(b)(ii) or Section 7.1(b)(iii) or by the Parent Entities pursuant to Section 7.1(d)(i) and (B)(x) a Company Acquisition Proposal shall have been received by the Company or its Representatives or any Person shall have publicly proposed or publicly announced an intention (whether or not conditional) to make a Company Acquisition Proposal (and, in the case of a termination pursuant to Section 7.1(b)(iii), such Company Acquisition Proposal or publicly proposed or announced intention shall have been made prior to the Company Shareholders’ Meeting) and (y) within twelve (12) months after a termination referred to in this Section 7.3(b)(iii) the Company enters into a definitive agreement relating to, or consummates, any Company Acquisition Proposal (with, for purposes of this clause (y), the references to “15%” in the definition of “Company Acquisition Proposal” being deemed to be references to “50%”), then the Company shall pay as directed by the Parent Entities the Company Termination Fee by wire transfer of same day funds to an account designated by the Parent Entities. The payment of the Company Termination Fee shall be made (1) in the case of a payment pursuant to Section 7.3(b)(i), within two (2) Business Days after the date of such termination by the Parent Entities, (2) in the case of a payment pursuant to Section 7.3(b)(ii), prior to or concurrently with such termination by the Company and (3) in the case of a payment pursuant to Section 7.3(b)(iii), within two (2) Business Days after the earlier of entry into a definitive agreement relating to the Company Acquisition Proposal referred to in clause (y) above and consummation of such Company Acquisition Proposal. “Company Termination Fee” means $50,000,000.

(c)   In the event this Agreement is terminated by the Parent Entities or the Company pursuant to Section 7.1(b)(iii) (Requisite Company Vote), then the Company will reimburse the Parent Entities for their reasonable and documented out of pocket expenses incurred in connection with the preparation, negotiation, execution, and performance of this Agreement, the Mergers and the other transactions contemplated by this Agreement up to an amount equal to $10,000,000 (the “Expense Reimbursement Payment”) within two Business Days after termination of this Agreement pursuant to Section 7.1(b)(iii); provided that in no event shall the Company be required to pay the Expense Reimbursement Payment if the Company has paid the Company Termination Fee in full. The Expense Reimbursement Payment paid by the Company to the Parent Entities in accordance with this Section 7.3(c) shall be credited against any Company Termination Fee obligation that becomes due pursuant to Section 7.3(b).
(d)   In the event that this Agreement is terminated by the Company pursuant to Section 7.1(c)(ii) or Section 7.1(c)(iii) or by the Parent Entities pursuant to Section 7.1(b)(ii) and the Company was then entitled to terminate this Agreement pursuant to Section 7.1(c)(ii) or Section 7.1(c)(iii), then the Parent Entities shall, within three (3) Business Days after the date of such termination, pay or cause to be paid to the Company by wire transfer of same day funds to an account designated by the Company, an amount equal to $150,000,000 (the “Parent Termination Fee”).
(e)   The Company and the Parent Entities agree that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement and that neither the Company Termination Fee nor the Parent Termination Fee (as applicable) is a penalty, but rather is liquidated damages in a reasonable amount that will compensate the Parent Entities, Merger Sub I, Merger Sub II, or the Company (as applicable) in the circumstances in which the Company Termination Fee or the Parent Termination Fee (as applicable) is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Mergers, which amount would otherwise be impossible to calculate with precision. If the Parent Entities receives the full payment of the Company Termination Fee from the Company pursuant to Section 7.3(b) under circumstances where a Company Termination Fee was payable, the receipt by the Parent Entities of the Company Termination Fee shall be the sole and exclusive remedy for any and all losses or damages suffered by the Parent Entities, Merger Sub I, Merger Sub II, the Financing Sources or any of their respective affiliates or Representatives in connection with this Agreement (and the termination hereof), the Mergers and the other transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination; and if the Company receives the full payment of the Parent Termination Fee from the Parent Entities pursuant to the Section 7.3(d) under circumstances where the Parent Termination Fee was payable, the receipt by the Company of the Parent Termination Fee shall be the sole and exclusive remedy for any and all losses or damages suffered by the Company or its affiliates or Representatives in connection with this Agreement (and the termination hereof), the Mergers and the other transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination.
(f)   In the event that the Parent Entities or the Company, as the case may be, is required to commence litigation to seek all or a portion of the amounts payable under this Section 7.3, and it prevails in such litigation, it shall be entitled to receive, in addition to all amounts that it is otherwise entitled to receive under this Section 7.3, all reasonable expenses (including attorneys’ fees) which it has incurred in enforcing its rights hereunder, together with interest on the amount of the Company Termination Fee or the Parent Termination Fee, as applicable, at the prime lending rate as published in the Wall Street Journal, in effect on the date such payment is required to be made.
(g)   The parties agree that in no event shall (i) the Parent Entities be required to pay the Parent Termination Fee on more than one occasion or (ii) the Company be required to pay the Company Termination Fee on more than one occasion.
Section 7.4.   Payment of Amount or Expense.
(a)   In the event that the Parent Entities are obligated to pay the Parent Termination Fee pursuant to Section 7.3(d), the Parent Entities shall pay to the Company from the applicable Parent Termination Fee deposited into escrow, if any, in accordance with the next sentence, an amount equal to the lesser of (A) the applicable Parent Termination Fee and (B) the sum of (1) the maximum amount that can be paid to the Company without causing the Company to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2) or 856(c)(3) of the Code (“Qualifying Income”), as determined by the Company’s independent certified public accountants, plus (2) in the event the Company receives either (X) a letter from the Company’s counsel indicating that the Company has received a ruling from the IRS described in Section 7.4(b)(ii) or (Y) an opinion from the Company’s outside counsel as described in Section 7.4(b)(ii), an amount equal to the applicable Parent Termination Fee less the amount payable under clause (1) above. To secure the Parent Entities’ obligation to pay these amounts, the Parent Entities shall deposit into escrow an amount in cash equal to the applicable Parent Termination Fee with an escrow agent selected by the Company and on such terms (subject to Section 7.4(b)) as shall be mutually agreed upon by the Company, the Parent Entities and the escrow agent as reflected in an escrow agreement among such parties, provided that the payment or deposit into escrow shall be at the Company’s option. The payment or deposit into escrow of the applicable Parent Termination Fee pursuant to this Section 7.4(a) shall be made at the time the Parent Entities are obligated to pay the Company such amount pursuant to Section 7.3(d) by wire transfer of same day funds.
(b)   The escrow agreement shall provide that the applicable Parent Termination Fee in escrow or any portion thereof shall not be released to the Company unless the escrow agent receives any one or combination of the following: (i) a letter from the Company’s independent certified public accountants indicating the maximum amount that can be paid by the escrow agent to the Company without causing the Company to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code in such year determined as if the payment of such amount did not constitute Qualifying Income or a subsequent letter from the Company’s accountants revising that amount, in which case the escrow agent shall release such amount to the Company, or (ii) a letter from the Company’s counsel indicating that the Company received a ruling from the IRS holding that the receipt by the Company of the applicable Parent Termination Fee would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (or alternatively, the Company’s outside counsel has rendered a legal opinion to the effect that the receipt by the Company of the applicable Parent Termination Fee would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code), in which case the escrow agent shall release the remainder of the applicable Parent Termination Fee to the Company. The Parent Entities agree to amend this Section 7.4 at the reasonable request of the Company in order to (x) maximize the portion of the applicable Parent Termination Fee that may be distributed to the Company hereunder without causing the Company to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (y) improve the Company’s chances of securing a favorable ruling described in this Section 7.4(b) or (z) assist the Company in obtaining a favorable legal opinion from its outside counsel as described in this Section 7.4(b). The Parent Entities shall be deemed to have satisfied its obligations pursuant to this Section 7.4 so long as it deposits into escrow the applicable Parent Termination Fee , notwithstanding any delay or reduction in payment to the Company, and shall have no further liability with respect to payment of the applicable Parent Termination Fee . The portion of applicable Parent Termination Fee that remains unpaid as of the end of a taxable year shall be paid as soon as possible during the following taxable year, subject to the foregoing limitations of this Section 7.4. The Company shall fully indemnify the Parent Entities and hold the Parent Entities harmless from and against any liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by it resulting directly or indirectly from the escrow agreement, including in connection with the Parent Entities’ compliance with clauses (x), (y) and (z) of this Section 7.4(b).
ARTICLE VIII
MISCELLANEOUS
Section 8.1.   Nonsurvival of Representations and Warranties.   None of the representations, warranties, covenants or agreements in this Agreement or in any certificate, exhibit, schedule or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants or agreements, shall survive beyond the Company Merger Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Company Merger Effective Time (including the covenants and agreements in Section 5.8, Section 5.9, and this Article VIII).
Section 8.2.   Entire Agreement; Assignment.
(a)   This Agreement (including the exhibits, schedules and other documents delivered pursuant hereto) constitutes, together with the Guaranties and the Confidentiality Agreement, the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof.
(b)   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or transferred, in whole or in part, by operation of Law (including by merger or consolidation) or otherwise by any of the parties hereto without the prior written consent of the other parties; provided, however, that (i) from and after the Closing, the Parent Entities may assign their rights under this Agreement to the Debt Financing Sources or other lender as collateral security in connection with the Debt Financing and (ii) prior to the mailing of the Proxy Statement to the Company’s stockholders, the Parent Entities may designate, by written notice to the Company, one or more wholly owned direct or indirect Subsidiaries to be a party to the Mergers in lieu of Merger Sub I and/or Merger Sub II, in which event all references herein to Merger Sub I and/or Merger Sub II shall be deemed references to such other Subsidiary, except that all representations and warranties made herein with respect to Merger Sub I and/or Merger Sub II as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Subsidiary as of the date of such designation; provided, further, that any such designation shall not impede or delay the consummation of the transactions contemplated by this Agreement or relieve any party hereto of any of its obligations hereunder. Any assignment in violation of this Section 8.2(b) shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.
Section 8.3.   Notices.   All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered if delivered personally and (b) on the next Business Day if (i) sent by email of a .pdf attachment (with a copy delivered personally or sent by prepaid overnight carrier (providing proof of delivery)) or (ii) sent by prepaid overnight carrier (providing proof of delivery), to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):
(a)   if to the Parent Entities, Merger Sub I or Merger Sub II:
c/o Brookfield Asset Management
250 Vesey Street, 15th Floor
New York, New York 10281
Attention: Murray Goldfarb
Email: [*]
with a copy (which shall not constitute notice) to:
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention: Warren S. de Wied & Laurinda Martins
Email: [*]; [*]
(b)   if to the Company or the Partnership:
Watermark Lodging Trust, Inc.
50 North Riverside Plaza, Suite 4200
Chicago, Illinois 60606
Attention: Michael G. Medzigian
Email: [*]
with a copy (which shall not constitute notice) to:
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention: Kathleen L. Werner
Email: [*]
or to such other address as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.
Section 8.4.   Governing Law and Venue; Waiver of Jury Trial.
(a)   This Agreement and all disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the Laws of the State of Maryland (other than with respect to issues relating to the Partnership Merger that are required to be governed by the DRULPA), in each case without regard to its rules of conflict of laws that would result in the application of any laws other than those specified above.
(b)   Each of the parties hereto hereby (i) irrevocably submits to and agrees to be subject to the personal jurisdiction of the Circuit Court of Baltimore City, Maryland and/or the U.S. District Court for the District of Maryland (the “Chosen Courts”), for the purpose of any claim, action, suit or proceeding (whether based in contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, (ii) irrevocably agrees that all such claims, actions, suits or proceedings may and shall be brought before, and determined by, only a Chosen Court with subject matter jurisdiction over such claim(s), action(s), suit(s) or proceeding(s), (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iv) agrees that it will not (except for a suit on the judgment as expressly permitted by Section 8.4(d)) bring any claim, action, suit or proceeding relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Chosen Court. In any judicial proceeding in the Courts of the State of Maryland, each of the parties further consents to the assignment of such proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof).
(c)   Each of the parties hereto irrevocably consents to the service of the summons and complaint and any other process in any other claim, suit, action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, in the manner provided by Section 8.3 and nothing in this Section 8.4 shall affect the right of any party hereto to serve legal process in any other manner permitted by Law.
(d)   Each party hereto agrees that a final judgment in any claim, suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.
(e)   EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.4(e).
Section 8.5.   Interpretation; Certain Definitions.   The parties hereto have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to an Article, Section, exhibit or schedule, such reference shall be to an Article or Section of, or an exhibit or schedule to, this Agreement, unless otherwise indicated. The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “extent” in the phrase, “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” All terms defined in this Agreement shall have the defined meanings when used in any certificate or other instrument made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws. Any references to any Contract are to such Contract as amended, modified, supplemented, restated or replaced from time to time. References to a Person are also to its successors and permitted assigns. All references to “dollars” or “$” refer to currency of the United States of America. All references to wholly owned Company Subsidiaries shall mean the Partnership and any Company Subsidiary directly or indirectly wholly owned by the Partnership. All references to the “ordinary course of business” shall mean the “ordinary course of business consistent with past practice”.
Section 8.6.   Parties In Interest.   This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and, except as provided in Section 5.8 and Section 8.12, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, including the right to rely upon the representations and warranties set forth herein. The parties hereto further agree that the rights of third party beneficiaries under Section 5.8 shall not arise unless and until the Company Merger Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties may be subject to waiver by the parties hereto in accordance with Section 8.10 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
Section 8.7.   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
Section 8.8.   Specific Performance.
(a)   The parties hereto agree that irreparable harm, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement (including failing to take such actions as are required of the Company or the Partnership hereunder to consummate the Mergers and the other transactions contemplated by this Agreement) were not performed by the Company or the Partnership in accordance with their specified terms or in the event of any actual or threatened breach of this Agreement by the Company or the Partnership. Accordingly, the parties acknowledge and agree that, except where this Agreement is validly terminated in accordance with Article VII, the Parent Entities, Merger Sub I and Merger Sub II, on behalf of themselves and the third party beneficiaries of this Agreement provided in Section 8.6, shall be entitled to an injunction, specific performance or other equitable relief to prevent and/or remedy a breach or threatened breach of this Agreement by the Company or the Partnership and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which the Parent Entities are entitled at Law or in equity. The parties further agree (i) the seeking of remedies provided for pursuant to this Section 8.8(a) by the Parent Entities, Merger Sub I or Merger Sub II shall not in any respect constitute a waiver by any such party of its respective right to seek any other form of relief that may be available to it under this Agreement, including under Section 7.3, in the event that this Agreement has been terminated or in the event that the remedies provided for in Section 8.8(a) are not available or otherwise not granted and (ii) nothing set forth in this Agreement shall require the Parent Entities, Merger Sub I or Merger Sub II to institute any proceeding for (or limit any such party’s right to institute any proceeding for) specific performance under this Section 8.8 prior or as a condition to exercising any termination right under Article VII (and pursuing damages after such termination), nor shall the commencement of any legal proceeding by the Parent Entities, Merger Sub I or Merger Sub II seeking remedies pursuant to this Section 8.8(a) or anything set forth in this Section 8.8 restrict or limit such party’s right to terminate this Agreement in accordance with the terms of Article VII or pursue any other remedies under this Agreement that may be available then or thereafter. Each of the Company and the Partnership agrees that it will not oppose the granting of an injunction, specific performance, or other equitable relief on the basis that the Parent Entities, Merger Sub I or Merger Sub II has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity. The Parent Entities, Merger Sub I and Merger Sub II shall not be required to provide any bond or other security in connection with the request for or grant of any order or injunction to prevent a breach of this Agreement or to enforce specifically the terms hereof. Each of the Company and the Partnership agrees not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.
(b)   It is agreed that notwithstanding anything herein to the contrary, the Company’s and the Partnership’s sole and exclusive remedy relating to a breach of this Agreement by the Parent Entities, Merger Sub I and Merger Sub II shall be to seek recovery of the Parent Termination Fee, in circumstances in which it is payable in accordance with Section 7.3(d), and the additional costs and expenses provided in Section 7.3(e); provided, however, that notwithstanding the foregoing, the Company shall be entitled to seek specific performance to prevent any breach by the Parent Entities, Merger Sub I and Merger Sub II of Section 5.2(b). Except as provided in this Section 8.8(b), none of the Parent Entities, Merger Sub I, Merger Sub II or any of their respective affiliates or Representatives shall have any further liability, whether pursuant to a claim at Law or in equity, to the Company, the Partnership or any of their affiliates or Representatives, in connection with this Agreement (and the termination hereof), the Mergers and the other transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of the Company, the Partnership or any of their affiliates or Representatives shall be entitled to bring or maintain any action or claim against the Parent Entities, Merger Sub I, Merger Sub II or any of their respective affiliates or Representatives for damages or any equitable relief arising out of or in connection with this Agreement (and the termination hereof), the Mergers and the other transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination.
Section 8.9.   Amendment.   This Agreement may be amended by action taken by the Company, the Partnership, the Parent Entities, Merger Sub I and Merger Sub II at any time before or after approval of the Mergers by the Company Requisite Vote but, after such approval, no amendment shall be made which requires the approval of the stockholders of the Company under applicable Law without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties hereto.
Section 8.10.   Extension; Waiver.   At any time prior to the Closing Date, each party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any breaches or inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) subject to Section 8.9, waive compliance by the other parties with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, the Partnership, the Parent Entities, Merger Sub I or Merger Sub II in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.
Section 8.11.   Counterparts.   This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall be considered one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic delivery in .pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.
Section 8.12.   Debt Financing Sources.   Notwithstanding anything in this Agreement to the contrary, each of the parties hereto, on behalf of itself and its Subsidiaries and affiliates, hereby: (a) agrees that any action, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt Financing Sources arising out of or relating to this Agreement, the Debt Financing or any of the agreements entered into in connection herewith or with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York and any appellate court thereof and each such party irrevocably submits itself and its property with respect to any such action to the exclusive jurisdiction of such court, and such action shall be governed by the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another jurisdiction), (b) agrees not to bring or support any action of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Source in any way arising out of or relating to this Agreement, the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder in any forum other than any federal or state court in the Borough of Manhattan, New York, New York, (c) agrees that service of process upon any party hereto or any of their Subsidiaries or affiliates in any such action or proceeding shall be effective if notice is given in accordance with Section 8.3, (d) irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such action in any such court, (e) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable Law trial by jury in any action brought against any Debt Financing Source in any way arising out of or relating to this Agreement, the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (f) agrees that none of the Debt Financing Sources will have any liability relating to or arising out of this Agreement, the Debt Commitment Letter, the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise, and, in furtherance of the foregoing, each of the parties hereto agrees not to, and to cause its respective officers, directors, employees, attorneys, advisors, auditors, representatives and other agents not to, (x) seek to enforce this Agreement, the Debt Commitment Letter, or the definitive documents with respect to the Debt Financing against, make any claims for breach of any of the foregoing against, or seek to recover monetary damages from, any Debt Financing Source in connection with any of the foregoing or (y) seek to enforce any Debt Financing commitments against, make any claims for breach of the Debt Financing commitments of any Debt Financing Source against, or seek to recover monetary damages from, or otherwise sue, any Debt Financing Source in connection with this Agreement, the Debt Commitment Letter, or the definitive documents with respect to the Debt Financing and the obligations of the Debt Financing Sources thereunder (provided that, notwithstanding the foregoing, nothing herein shall affect the rights of the Parent Entities and its Subsidiaries against the Debt Financing Sources with respect to the Debt Financing or any of the transactions contemplated thereby), (g) without limiting the generality of the foregoing clause (f), agrees that no Debt

Financing Source shall be subject to any special, consequential, punitive or indirect damages or damages of a tortious nature and (h) agrees that the Debt Financing Sources are express third-party beneficiaries of, and may enforce, any of the provisions (collectively, “Debt Financing Sources Protective Provisions”) in Section 7.2 (to the extent such section applies to the Debt Financing Sources), Section 7.3(e) (to the extent such section applies to the Debt Financing Sources) and this Section 8.12 and such provisions and the definition of “Debt Financing Sources” shall not be amended in any way material and adverse to the Debt Financing Sources without the prior written consent of the Debt Financing Sources.
Section 8.13.   Definitions.
(a)   The following terms shall have the meanings defined in the Section indicated:
Term	Section
Acceptable Confidentiality Agreement	5.6(b)
Adverse Recommendation Change	5.6(d)
Agreement	Preamble
Alternative Acquisition Agreement	5.6(a)
Alternative Financing	5.15(e)
Asset Sale	5.2(c)
Bankruptcy and Equity Exception	3.3(a)
Book-Entry Share	2.4(b)
Book-Entry Unit	2.4(b)
Cancelled Units	2.2(c)
Capitalization Date	3.2(a)
Certificate of Limited Partnership	1.2(b)
Chosen Courts	8.4(b)
Class A Common Stock	3.2(a)
Class A Partnership Units	Recitals
Class T Common Stock	3.2(a)
Class T Partnership Units	3.2(g)
Closing	1.5
Closing Date	1.5
CMA Employees	3.12(d)
COBRA	3.11(d)
Commitment Letters	4.8(b)
Company	Preamble
Company A Share	2.1(b)
Company Board	Recitals
Company Bylaws	3.1(b)
Company Capital Stock	3.2(a)
Company Charter	3.1(b)
Company Common Stock	3.2(a)
Company Disclosure Letter	Article III
Company Employee	5.9(a)
Company Employee Benefit Plan	3.11(a)
Company Financial Statements	3.5(a)
Company Intellectual Property	3.16(a)
Company Material Contract	3.17(b)
Company Merger	Recitals
Company Merger Articles of Merger	1.4(b)
Company Merger Effective Time	1.4(b)
Company Permits	3.9(a)

Term	Section
Company Preferred Stock	3.2(a)
Company Property	3.14(a)
Company Recommendation	5.4
Company Requisite Vote	3.20
Company RSU Award	2.3(a)
Company SEC Documents	3.5(a)
Company Series B Preferred Share	2.1(c)
Company Share(s)	2.1(b)
Company Share Merger Consideration	2.1(b)
Company Shareholders’ Meeting	5.4
Company T Share	2.1(b)
Company Termination Fee	7.3(b)(iii)
Company Title Insurance Policy	3.14(h)
Confidentiality Agreement	5.2(b)
Continuing Units	2.2(b)
Debt Commitment Letter	4.8(b)
Debt Documents	5.15(b)
Debt Financing	4.8(b)
Debt Financing Sources Protective Provisions	8.12
Designation	3.14(j)
D&O Insurance	5.8(b)
DRULPA	Recitals
DSOS	1.4(a)
Equity Commitment Letter	4.8(b)
Equity Financing	4.8(b)
Equity Financing Sources	4.8(b)
ERISA	3.11(a)
Exchange Fund	2.4(a)
Excluded Shares	2.1(d)
Excluded Units	2.2(c)
Existing Loan Documents	3.17(b)(iii)
Expense Reimbursement Payment	7.3(c)
FCPA	3.9(c)
Financing	4.8(b)
Financing Purposes	4.8(a)
GAAP	3.5(a)
Guarantors	Recitals
Guaranty	Recitals
Indemnified Liabilities	5.8(a)
Indemnified Party	5.8(a)
Inquiry	5.6(a)
Interim Period	5.1
IRS	3.11(c)
Lenders	4.8(b)
Maximum Amount	5.8(b)
Merger Consideration	2.2(a)
Merger Sub I	Preamble

Term	Section
Merger Sub II	Preamble
Merger Sub II GP	Recitals
Mergers	Recitals
MGCL	Recitals
MLLCA	Recitals
Multiemployer Plan	3.11(b)
Notice of Change of Recommendation	5.6(e)
Notice of Change Period	5.6(e)
Outside Date	7.1(b)(ii)
Parent 1	Preamble
Parent 2	Preamble
Parent 3	Preamble
Parent 4	Preamble
Parent Approved Transactions	5.2(c)
Parent Entities	Preamble
Parent Plan	5.9(b)
Parent Termination Fee	7.3(d)
Partnership	Preamble
Partnership Merger	Recitals
Partnership Merger Certificate	1.4(a)
Partnership Merger Effective Time	1.4(a)
Partnership Unit Merger Consideration	2.2(a)
Partnership Units	3.2(g)
Paying Agent	2.4(a)
Pay-Off Indebtedness	5.17
Pay-Off Letters	5.17
Per Company A Share Merger Consideration	2.1(b)
Per Company Series B Preferred Share Merger Consideration	2.1(c)
Per Company T Share Merger Consideration	2.1(b)
Per Partnership Unit Merger Consideration	2.2(a)
Per Series B Preferred Share Redemption Price	5.14
Permit	3.9(a)
Proceeding	3.10
Proxy Statement	5.3(a)
QRS	3.13(c)
Qualifying Income	7.4(a)
REIT	3.13(b)
REIT Accountant	5.2(a)
Replacement Financing	5.15(c)
Required Financial Information	5.16(a)(v)
Sarbanes-Oxley Act	3.5(a)
SDAT	1.4(b)
Series B Articles Supplementary	5.14
Series B Preferred Partnership Units	Recitals
Series B Preferred Share Merger Consideration	2.1(c)
Series B Preferred Share Redemption	5.14
Series B Preferred Share Redemption Price	5.14

Term	Section
Series B Preferred Stock	3.2(a)
Series B Redemption/Fundamental Change Notice	5.14
Surviving Company	1.1(b)
Surviving Partnership	1.1(a)
Takeover Statutes	3.19
Transaction Litigation	5.5(b)
Transfer Pricing Reports	3.13(l)
TRS	3.13(c)
WARN	3.12(e)
Warrant Call Notice	5.18
Warrant Call Option	5.18
(b)   In addition to the other terms defined throughout this Agreement, which are listed in Section 8.13(a), the following terms shall have the following meanings when used in this Agreement:
“affiliate” means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person.
“Business Day” means a day other than Saturday, Sunday or any day on which banks located in New York, New York are authorized or obligated by applicable Law to close.
“Callable Securities” means the (a) Company Warrants, (b) Class A Partnership Units issued upon exercise of any Company Warrants and (c) shares of Company Common Stock issued upon redemption of Class A Partnership Units described in clause (b).
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136) and any administrative or other guidance published with respect thereto by any Governmental Entity, or any other Law or executive order or executive memo (including the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020) intended to address the consequences of COVID-19, including the Health and Economic Recovery Omnibus Emergency Solutions Act and the Health Economic Assistance, Liability and Schools Act and any other U.S., non-U.S., state or local stimulus fund or relief programs or Laws enacted by a Governmental Entity in connection with or in response to COVID-19.
“Code” means the Internal Revenue Code of 1986.
“Company Acquisition Proposal” means any inquiry, offer or proposal from any Person or “group” (as defined in Section 13(d)(3) of the Exchange Act) regarding any of the following (other than the Mergers) involving any of the Company or the Partnership or any other Company Subsidiary: (i) any merger, consolidation, share exchange, recapitalization, dissolution, liquidation, business combination or other similar transaction involving the Company or the Partnership; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, directly or indirectly, by merger, consolidation, sale of equity interests, share exchange, joint venture, business combination or otherwise, of 15% or more of the consolidated assets of the Company and the Partnership and the other Company Subsidiaries, taken as a whole (as determined on a book-value basis (including Indebtedness secured solely by such assets)), in a single transaction or series of related transactions; (iii) any issue, sale or other disposition (including by way of merger, consolidation, sale of equity interests, share exchange, joint venture, business combination or otherwise) of securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 15% or more of the voting power of the Company or 15% or more of the equity interests or general partner interests in the Partnership; (iv) any tender offer or exchange offer for 15% or more of any class of equity security of the Company or 15% or more of the equity interests or general partner interests in the Partnership or the filing of a registration statement under the Securities Act in connection therewith; (v) any other transaction or series of related transactions pursuant to which any third party proposes to acquire control of assets of the Company or the Partnership and any other Company Subsidiary having a fair market value equal to or greater than 15% of the fair market value of all of the assets of the Company and the Partnership and the other Company Subsidiaries, taken as a whole, immediately prior to such transaction; or (vi) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.
“Company Franchise Agreement” means franchise, license or other similar agreement providing the right to utilize a brand name or other rights of a hotel chain or system at any of the Company Properties, together with each amendment, guaranty or other agreement or document binding on the Company or applicable Company Subsidiary and relating thereto.

“Company IT Assets” means the hardware, software, systems, networks, websites, and other electronic and information technology assets and equipment owned or licensed by the Company and the Company Subsidiaries (excluding third-party operating businesses, such as franchisees, lessees, managers and vendors) and used in their business, including pursuant to outsourced or cloud computing arrangements.
“Company Management Agreement” means any management agreement pursuant to which any third party manages or operates any of the Company Properties on behalf of the Company or any of the Company Subsidiaries, together with each amendment, guaranty or other agreement or document binding on the Company or applicable Company Subsidiary and relating thereto.
“Company Material Adverse Effect” means any change, event, state of facts or development that has had or would reasonably be expected to have a material adverse effect on (i) the business, financial condition, assets or continuing results of operations of the Company and the Company Subsidiaries, taken as a whole, or (ii) the ability of the Company or the Partnership to consummate the Mergers before the Outside Date; provided, however, that in the case of clause (i), no change, event, state of facts or development resulting from any of the following shall be deemed to be or taken into account in determining whether there has been or will be, a “Company Material Adverse Effect”: (a) the entry into or the announcement, pendency or performance of this Agreement or the transactions contemplated hereby or the consummation of any transactions contemplated hereby, including (i) the identity of the Parent Entities and its affiliates, (ii) by reason of any communication by the Parent Entities or any of its affiliates regarding the plans or intentions of the Parent Entities with respect to the conduct of the business of the Company and the Company Subsidiaries following the Company Merger Effective Time, (iii) the failure to obtain any third party consent in connection with the transactions contemplated hereby and (iv) the impact of any of the foregoing on any relationships with customers, suppliers, vendors, business partners, employees or any other Person, (b) any change, event or development in or affecting financial, economic, social or political conditions generally or the securities, credit or financial markets in general, including interest rates or exchange rates, or any changes therein, in the United States or any other countries, or any change, event or development generally affecting the industries in which the Company and the Company Subsidiaries operate, (c) any change in the market price or trading volume of the equity securities of the Company or of the equity or credit ratings or the ratings outlook for the Company or any of the Company Subsidiaries by any applicable rating agency; provided, however, that the exception in this clause (c) shall not prevent the underlying facts giving rise or contributing to such change, if not otherwise excluded from the definition of Company Material Adverse Effect, from being taken into account in determining whether a Company Material Adverse Effect has occurred, (d) the suspension of trading in securities generally on the New York Stock Exchange, (e) any adoption, implementation, proposal or change after the date hereof in any applicable Law or GAAP or interpretation of any of the foregoing, (f) any action taken or not taken in accordance with the written instructions or consent of the Parent Entities or to which the Parent Entities are expressly deemed to have consented under the provisions of this Agreement, (g) any action expressly required to be taken by this Agreement or taken at the request of the Parent Entities (including pursuant to Section 5.12), (h) the failure of the Company or any Company Subsidiary to meet any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period ending on or after the date of this Agreement (provided, however, that the exception in this clause (h) shall not prevent the underlying facts giving rise or contributing to such failure, if not otherwise excluded from the definition of Company Material Adverse Effect, from being taken into account in determining whether a Company Material Adverse Effect has occurred; and provided, further, that this clause (h) shall not be construed as implying that the Company is making any representation or warranty with respect to any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period), (i) the commencement, occurrence, continuation or escalation of any war (whether or not declared), civil disobedience, sabotage, armed hostilities, military or para-military actions or acts of terrorism (including cyberattacks) in the United States or any other countries, (j) any actions or claims made or brought by any of the current or former stockholders or equityholders of the Company or any Company Subsidiary (or on their behalf or on behalf of the Company or any Company Subsidiary, but in any event only in their capacities as current or former stockholders or equityholders) arising out of this Agreement or the Mergers or (k) the existence, occurrence or continuation of any force majeure events, including any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters, any national, international or regional calamity or any outbreak of illness, epidemic, pandemic or other public health event (including COVID-19) or any COVID-19 Measures or other restrictions to the extent relating to, or arising out of, any outbreak of illness, epidemic, pandemic or other public health event (including COVID-19) or any material worsening of any of the foregoing; provided that (i) with respect to clauses (b), (e), (i) and (k) such changes, events, state of facts or developments may be taken into account to the extent they disproportionately adversely affect the Company and the Company Subsidiaries, taken as a whole, compared to other companies operating in the United States in the industries in which the Company and the Company Subsidiaries operate and (ii) clause (a)(iii) shall not apply to the use of Company Material Adverse Effect in Section 3.4 (or Section 6.2(a) as it relates to Section 3.4).

“Company Permitted Liens” means (a) statutory Liens for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and for which appropriate reserves have been established on the Company Financial Statements in accordance with Law or GAAP (to the extent required by applicable Laws or GAAP), (b) mechanic’s, workmen’s, repairmen’s, carrier’s, warehousemen’s or other like Liens (i) arising in the ordinary course for amounts not yet due and payable or the amount or validity of which is being contested in good faith and for which appropriate reserves have been established on the Company Financial Statements in accordance with GAAP (to the extent required by GAAP) or (ii) recorded notices of commencement or similar filings of record arising in connection with construction in progress for amounts not yet due and payable, (c) Liens for which title insurance coverage has been obtained pursuant to the applicable Company Title Insurance Policy issued to the Company or a Company Subsidiary, (d) easements, overlaps, encroachments and any matters that are disclosed by a survey of the property, a copy of which survey is made available to the Parent Entities, (e) Liens securing Indebtedness for borrowed money existing as of the date hereof or that the Company or a Company Subsidiary is permitted to enter into pursuant to the terms of Section 5.1 or as otherwise specified herein, (f) (i) rights of tenants under space leases in effect at or with respect to the Company Properties, as tenants only, and (ii) rights of hotel guests or licensees pursuant to Contracts with respect to such real property entered into in the ordinary course of business in the case of the foregoing clauses (i) and (ii), without any right of first refusal, right of first offer or other option to purchase any Company Property (or any portion thereof), (g) title of any owned or leased real property lying within the boundary of any public or private road, easement or right of way, (h) Liens created, imposed or promulgated by Law or by any Governmental Entities, including zoning regulations, use restrictions and building codes, which are not violated by the current use or structure of the real property or any improvements thereon (it being agreed that legal non-conforming uses do not constitute a violation of such Laws for purposes hereof), (i) such other non-monetary Liens or imperfections of title, easements, covenants, rights of way, restrictions and other similar charges or encumbrances disclosed in policies or commitments of title insurance that (A) are disclosed in a policy or commitment of title insurance, a copy of which policy or commitment was made available to the Parent Entities (which disclosed matters, for the avoidance of doubt, shall be deemed to be Company Permitted Liens), or (B) individually or in the aggregate, do not, and would not reasonably be expected to, materially impair the existing use, operation, structure, or value of the property or asset affected by the applicable Lien, (j) Liens, rights or obligations created by or resulting from the acts or omission of the Parent Entities, Merger Sub I or Merger Sub II or any of their affiliates and their respective investors, lenders, employees, officers, directors, members, shareholders, agents, representatives, contractors, invitees or licensees or any Person claiming by, through or under any of the foregoing, (k) as set forth on Section 8.13(b)(k) of the Company Disclosure Letter and (l) any other Liens not otherwise included in clauses (a) through (k) above, that individually or in the aggregate, would not reasonably be expected to materially adversely impair the current use, operation or value of the subject real property or asset.
“Company Share Incentive Plan” means the CWI 2 2015 Equity Incentive Plan.
“Company Subsidiary” means any Subsidiary of the Company, including the Partnership and its Subsidiaries.
“Company Warrants” means the 16,778,446 warrants to purchase Class A Partnership Units pursuant to the Warrant Certificate.
“Contract” means any binding agreement, contract, lease (whether for real or personal property), commitment, note, bond, mortgage, indenture, deed of trust, loan or evidence of Indebtedness, to which a Person is a party or to which the properties or assets of such Person are subject.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks.
“COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, operating standard, shut down, closure, sequester, safety or similar Law, guideline or recommendation by any Governmental Entity, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and Families First Coronavirus Response Act (Pub. L. 116-127).
“Data Privacy/Security Requirements” means (i) all applicable rules of self-regulatory organizations and codes of conduct, including the Payment Card Industry Data Security Standard (PCI DSS), (ii) all applicable Laws concerning the privacy, protection, security, and processing of Personal Information, and (iii) all contractual obligations concerning information security and data privacy (including the Processing of Personal Information).
“Debt Financing Sources” means the Lenders and the other entities, if any, that have committed to provide or arrange or otherwise enter into agreements in connection with all or any part of the Debt Financing, including the parties to any joinder agreements or credit agreements entered into pursuant to the Debt Commitment Letter or relating thereto, together with their respective affiliates, and their respective affiliates’, officers, directors, employees, agents and representatives, and their respective successors and assigns, in each case in their respective capacities as such.
“delivered,” “made available” or “provided,” or words of similar import, mean with respect to documents or information required to be provided by the Company or the Partnership to the Parent Entities, Merger Sub I or Merger Sub II, any documents or information (i) posted by the Company or any of its Representatives in the Company’s electronic data room, (ii) filed or furnished by the Company with, and available through the SEC’s Electronic Data Gathering and Retrieval System or (iii) otherwise made reasonably available by the Company or its Representatives to the Parent Entities, in each case prior to the execution and delivery of this Agreement.
“Environmental Laws” means all Laws which (a) regulate or relate to (i) the protection or clean-up of the environment, (ii) occupational safety and health in respect of any toxic, hazardous, harmful or deleterious substances, or (iii) the treatment, storage, transportation, handling, exposure to, disposal or Release of any toxic, hazardous, harmful or deleterious substances or (b) impose liability with respect to any of the foregoing.
“ERISA Affiliate” means any entity, trade or business (whether or not incorporated) that is considered a single employer together with the Company or any Company Subsidiary under ERISA Section 4001(b) or part of the same “controlled group” with the Company or any Company Subsidiary for purposes of Code Section 414.
“Exchange Act” means the U.S. Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.
“Expenses” means all expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by the Company, the Partnership and the Company Subsidiaries in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement, the solicitation of proxies from shareholders, any other filings with the SEC and all other matters related to the Closing of the Mergers and the other transactions contemplated by this Agreement.
“Financing Failure Event” means any event or circumstance that would reasonably be expected to make all or any portion of the Debt Financing unavailable on the terms and conditions in the Debt Commitment Letter (including, as necessary, any flex terms applicable thereto or any related fee letter).
“Financing Sources” means the Equity Financing Sources and the Debt Financing Sources.
“Governmental Entity” means any court, tribunal or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of such governmental or political subdivision, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.
“Ground Lease” means a ground lease under which the Company or a Company Subsidiary is a lessee or sublessee with respect to any Company Property, together with each amendment, guaranty or other agreement or document binding on the Company or applicable Company Subsidiary and relating thereto.
“Hazardous Materials” means any toxic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, hazardous material or hazardous waste, whether solid, liquid or gas, that is subject to regulation, control or remediation, or for which liability or standards of care are imposed under any Environmental Laws, including petroleum (including crude oil or any fraction thereof), asbestos, radioactive materials, per- and polyfluoroalkyl substances, polychlorinated biphenyls, and toxic mold.
“Indebtedness” means, with respect to any Person, without duplication, (a) all obligations of such Person and its Subsidiaries for borrowed money, including obligations evidenced by notes, bonds, debentures or other similar instruments, (b) all reimbursement obligations of such Person and its Subsidiaries under letters of credit to the extent such letters of credit have been drawn, obligations of such Person and its Subsidiaries in respect of interest rate, currency or other swaps, hedges or similar derivative arrangements, (d) all capital lease obligations of such Person and its Subsidiaries, (e) all obligations issued or assumed as the deferred purchase price of, or a contingent payment for, property, assets, goods or services, including any deferred acquisition purchase price, “earn-out” or similar agreements (other than trade payables incurred in the ordinary course of business), (f) all obligations of such Person and its Subsidiaries for guarantees of another Person in respect of any items set forth in clauses (a) through (e), and (g) all outstanding prepayment premium obligations of such Person and its Subsidiaries, if any, and accrued interest, fees and expenses related to any of the items set forth in clauses (a) through (c). For the avoidance of doubt, “Indebtedness” shall not include any liability for Taxes and shall not include any Indebtedness from the Company to a wholly owned Company Subsidiary (or vice versa) or between wholly owned Company Subsidiaries.

“Intellectual Property” means intellectual property rights, including in the following: (a) United States and non-U.S. patents, provisional patent applications, patent applications, continuations, continuations-in-part, extensions, divisions, reissues, patent disclosures, industrial designs, inventions (whether or not patentable or reduced to practice) and improvements thereto, (b) United States, state and non-U.S. trademarks, service marks, trade names, corporate names, designs, logos, slogans, social media identifiers, domain names and general intangibles of like nature, including all goodwill associated therewith, and any registrations and applications to register the foregoing, (c) United States and non-U.S. copyrights and mask works (as defined in 17 U.S.C. §901) and pending applications to register the same and (d) trade secrets and confidential ideas, know-how, concepts, methods, processes, formulae, technology, algorithms, models, reports, data, customer lists, supplier lists, mailing lists, business plans and other proprietary information, all of which derive value, monetary or otherwise, from being maintained in confidence.
“Intervening Event” means a material event, development or change in circumstances with respect to the Company and the Company Subsidiaries, taken as a whole, that occurred or arose after the date of this Agreement, which (a) was unknown to, nor reasonably foreseeable by, the Company Board as of or prior to the date of this Agreement and (b) first becomes known to or by the Company Board prior to the receipt of the Company Requisite Vote; provided, however, that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (i) the receipt, existence of or terms of an Inquiry or Company Acquisition Proposal or any matter relating thereto or consequence thereof and (ii) changes in the market price or trading volume of the Company Shares or the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period (provided, however, that the underlying causes of such change or fact shall not be excluded by this clause (ii)).
“Joint Venture Agreements” means the organizational and other governing documents of the Company Subsidiaries set forth in Section 8.13(b)(2) of the Company Disclosure Letter.
“know” or “knowledge” of any Person that is not an individual means (i) with respect to the Company, the actual knowledge of such persons listed in Section 8.13(b)(3) of the Company Disclosure Letter, and (ii) with respect to the Parent Entities, the actual knowledge of the persons listed in Schedule A hereto.
“Law” means any federal, state, local or foreign law (including common law), statute, code, directive, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction or decree of any Governmental Entity.
“Lien” means any lien, mortgage, pledge, conditional or installment sale agreement, restriction on transfer, purchase option, right of first refusal, preferential option, easement, security interest, charge, encumbrance, deed of trust, right-of-way or other encumbrance of any nature, whether voluntarily incurred or arising by operation of Law. A non-exclusive license of Intellectual Property shall not be deemed to be a Lien.
“Major Lease” means any lease, sublease or occupancy agreement of real property under which the Company or any Company Subsidiary is the lessor or sublessor or serves in a similar capacity and that provides for annual rentals of $1,000,000 or more or is between two affiliates of the Company; provided that any such lease, sublease or occupancy agreement between the Company and any Company Subsidiary or between Company Subsidiaries shall not constitute a Major Lease.
“Minority Limited Partner” means any holder of Class A Partnership Units, other than any such holder that is the Company, any Company Subsidiary, the Surviving Company, the Parent Entities, Merger Sub I, Merger Sub II or any wholly owned Subsidiary of the Surviving Company, the Parent Entities or Merger Sub II.
“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership as may be further amended from time to time.
“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or other entity.
“Personal Information” means any information defined as “personal information,” “personally identifiable information,” or “private information” under applicable Law.
“Processing” means any operation performed on Personal Information, including the collection, creation, receipt, access, use, handling, compilation, analysis, monitoring, maintenance, retention, storage, transmission, transfer, protection, disclosure, distribution, destruction, or disposal of Personal Information.
“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping or disposing into the indoor or outdoor environment.

“Representative” means, with respect to any Person, such Person’s directors, partners, managers, officers, employees, consultants, advisors (including counsel, accountants, investment bankers, experts, consultants and financial advisors), agents and other representatives and, in the case of the Parent Entities, its Financing Sources.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder.
“Service Provider” means any employee, director or individual independent contractor of the Company or any Company Subsidiaries.
“Subsidiary” means, with respect to a Person, another Person at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is owned or controlled directly or indirectly by such first Person and/or by one or more of its Subsidiaries or of which such first Person and/or one of its Subsidiaries serves as a general partner (in the case of a partnership) or a manager or managing member (in the case of a limited liability entity) or similar function.
“Superior Proposal” means a bona fide written Company Acquisition Proposal (except that, for purposes of this definition, the references in the definition of “Company Acquisition Proposal” to “15%” shall be replaced by “50%”) made by a third party on terms that the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, (A) would result, if consummated, in a transaction that is more favorable to the Company’s stockholders (solely in their capacity as such) from a financial point of view than the Company Merger and (B) is reasonably likely to be consummated, after taking into account (x) the financial, legal, regulatory and any other aspects of such proposal, (y) the likelihood and timing of consummation (as compared to the Company Merger) and (z) any changes to the terms of this Agreement proposed by the Parent Entities and any other information provided by the Parent Entities (including pursuant to Section 5.6 of this Agreement).
“Tax” and “Taxes” means any and all U.S. federal, state, local or foreign income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, stamp, transfer, mortgage recording, occupancy, hotel occupancy, rent, commercial rent, franchise, margin, employment, payroll, withholding, abandoned property, unclaimed property, escheat, social security (or similar, including FICA), alternative or add-on minimum tax, or any other tax, custom, duty, impost, levies, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any Governmental Entity.
“Tax Protection Agreements” means any Contract to which the Company or any Company Subsidiary is a party pursuant to which: (a) any liability to holders of equity of a Company Subsidiary (including holders of Partnership Units) relating to Taxes may arise, whether or not as a result of the consummation of the transactions contemplated by this Agreement; (b) in connection with the deferral of income Taxes of a holder of equity of a Company Subsidiary (including holders of Partnership Units), the Company or any of the Company Subsidiaries have agreed to (i) maintain a minimum level of debt or continue a particular debt or allow such holder to guarantee any debt or provide any “deficit restoration obligation”, (ii) retain or not dispose of assets manner, or make an in-kind distribution of assets, for a period of time that has not since expired, (iii) make or refrain from making Tax elections, (iv) operate (or refrain from operating) in a particular manner, (v) only dispose of assets in a particular manner, (vi) use (or refrain from using) a specified method of taking into account book tax disparities under Section 704(c) of the Code with respect to one or more properties and/or (vii) use (or refrain from using) a particular method of allocating one or more liabilities of such party or any of its direct or indirect subsidiaries under Section 752 of the Code; (c) limited partners of the Partnership (or any other Company Subsidiary) have guaranteed, indemnified or assumed debt of the Partnership (or such other Subsidiary) or entered into any “deficit restoration obligations”; and/or (d) any other agreement that would require the general partner, manager or managing member of the Partnership (or any other Company Subsidiary) to consider separately the interests of any limited partner or member or any group of limited partners or members.
“Tax Return” means any return, report, document, declaration or any other information return or similar statement filed or required to be filed with respect to any Tax, including any information return, claim for refund, amended return or declaration of estimated Tax and including any schedule or attachment.
“Warrant Certificate” means the Warrant Certificate issued by the Partnership on July 24, 2020, as the same may be amended or supplemented from time to time
[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.
COMPANY:
WATERMARK LODGING TRUST, INC.
By:
/s/ Michael G. Medzigian

Name: Michael G. Medzigian
Title: Chief Executive Officer
PARTNERSHIP:
CWI 2 OP, LP
By:
Watermark Lodging Trust, Inc.,
its general partner

By:
/s/ Michael G. Medzigian

Name: Michael G. Medzigian
Title: Chief Executive Officer
Agreement and Plan of Merger

PARENT 1:
RUBY I HOLDINGS LLC
By:
/s/ Murray Goldfarb

Name: Murray Goldfarb
Title: Authorized Signatory
PARENT 2:
RUBY II HOLDINGS LLC
By:
/s/ Murray Goldfarb

Name: Murray Goldfarb
Title: Authorized Signatory
PARENT 3:
RUBY III HOLDINGS LLC
By:
/s/ Murray Goldfarb

Name: Murray Goldfarb
Title: Authorized Signatory
PARENT 4:
RUBY IV HOLDINGS LLC
By:
/s/ Murray Goldfarb

Name: Murray Goldfarb
Title: Authorized Signatory
Agreement and Plan of Merger

MERGER SUB I:
RUBY MERGER SUB I LLC
By:
/s/ Murray Goldfarb

Name: Murray Goldfarb
Title: Authorized Signatory
MERGER SUB II:
RUBY MERGER SUB II LP
By: Ruby GP Sub LLC
By:
/s/ Murray Goldfarb

Name: Murray Goldfarb
Title: Authorized Signatory
Agreement and Plan of Merger

Exhibit B
May 6, 2022
Board of Directors
Watermark Lodging Trust, Inc.
50 North Riverside Plaza, Suite 4200
Chicago, Illinois 60606
Members of the Board:
We understand that Watermark Lodging Trust, Inc. (the “Company”), Ruby I Holdings LLC (“Parent 1”), Ruby II Holdings LLC (“Parent 2”), Ruby III Holdings LLC (“Parent 3”), Ruby IV Holdings LLC (“Parent 4”, and together with Parent 1, Parent 2, and Parent 3, the “Parent Entities”), Ruby Merger Sub I LLC (“Merger Sub I”), Ruby Merger Sub II LP (“Merger Sub II”), and CWI 2 OP, LP (the “Partnership”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated May 5, 2022 (the “Merger Agreement”), which provides, among other things, for (i) the merger of Merger Sub II with and into the Partnership, with the Partnership being the surviving entity (the “Partnership Merger”), and (ii) immediately following the consummation of the Partnership Merger, the merger of Merger Sub I with and into the Company, with the Company being the surviving entity (the “Company Merger,” and together with the Partnership Merger, the “Mergers”). Pursuant to the Company Merger, each issued and outstanding share of (a) Class A Common Stock, par value $0.001 per share, of the Company (the “Class A Common Stock”), other than shares held by the Parent Entities, Merger Sub I, or any subsidiary of the Parent Entities, the Company, or Merger Sub I (collectively, the “Excluded Shares”), will be converted into the right to receive $6.768 per share in cash, without interest (the “Per Company A Share Merger Consideration”), and (b) Class T Common Stock, par value $0.001 per share, of the Company (the “Class T Common Stock,” and together with the Class A Common Stock, the “Company Common Stock”), other than the Excluded Shares, will be converted into the right to receive $6.699 per share in cash, without interest (the “Per Company T Share Merger Consideration”), in each case, subject to adjustment in certain circumstances. We have been advised by you that the Company has paid distribution and servicing fees to broker dealers on behalf of the holders of Class T Common Stock in an amount equal to approximately $4,198,641 (the “Paid Broker Dealer Fees”), and as a result of the reimbursement of such Paid Broker Dealer Fees to the Company, the Per Company T Share Merger Consideration is less than the Per Company A Share Merger Consideration by $0.069 per share. The terms and conditions of the Mergers are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether, taking into account the Paid Broker Dealer Fees, both the Per Company A Share Merger Consideration to be received by the holders of shares of the Class A Common Stock and the Per Company T Share Merger Consideration to be received by the holders of shares of the Class T Common Stock pursuant to the Merger Agreement (other than the holders of the Excluded Shares) are fair from a financial point of view to such holders of shares of the Company Common Stock.
For purposes of the opinion set forth herein, we have:
1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other business, financial and operating data concerning the Company;

3)
Reviewed certain financial projections prepared by the management of the Company;

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)
Reviewed information relating to certain strategic, financial and operational benefits anticipated from the Mergers, prepared by the management of the Company;

6)
Discussed the past and current operations and financial condition and the prospects of the Company, including information relating to certain strategic, financial and operational benefits anticipated from the Mergers, with senior executives of the Company;

7)
Compared the financial performance of the Company with that of certain other publicly-traded companies comparable with the Company, and their securities;

8)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

9)
Participated in certain discussions and negotiations among representatives of the Company and the Parent Entities and their financial and legal advisors;

10)
Reviewed the Merger Agreement, the draft commitment letters from certain lenders and financing sources substantially in the form of the drafts dated April 19, 2022 and April 20, 2022, respectively (the “Commitment Letters”), and certain related documents; and

11)
Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company and formed a substantial basis for this opinion. With respect to the financial projections, including information relating to certain strategic, financial and operational benefits anticipated from the Mergers, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. In addition, we have assumed that the Mergers will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including among other things, that the Parent Entities will obtain financing in accordance with the terms of the Commitment Letters, and that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Mergers, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Mergers. We have relied upon, without independent verification, the assessment by the management of the Company of: (i) the strategic, financial and other benefits expected to result from the Mergers; and (ii) the timing and risks associated with the integration of the Company and the Parent Entities. We do not express any view on, and this opinion does not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith, including, without limitation, any terms, aspects or implications of any related transactions. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and their legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to be received by any of the Company’s officers, directors or employees, or any class of such persons, relative to the consideration to be received by the holders of shares of the Company Common Stock (other than the holders of the Excluded Shares). Morgan Stanley also expresses no opinion as to the relative or standalone fairness of any portion of the consideration to be received by holders of any separate class of Company Common Stock. In addition, we express no opinion with respect to the fairness of the amount or nature of the consideration to be received pursuant to the Merger Agreement by holders of restricted stock units in the Company, Series B Preferred Stock of the Company, Class A OP Units of the Partnership, or any other equity interests of the Company or the Partnership, except for the holders of shares of Company Common Stock (other than the holders of the Excluded Shares). We have been advised by you that the Company has operated in conformity with the requirements for qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes since its formation as a REIT and we have assumed that the Mergers will not adversely affect such status or operations of the Company. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market, tax and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a significant portion of which is contingent upon the closing of the Mergers. In the two years prior to the date hereof, we and our affiliates have provided financial advisory services to the Company and financial advisory and financing services for the Parent Entities or their respective affiliates and have received fees in connection with such services. Morgan Stanley may also seek to provide financial advisory and financing services to the Parent Entities, the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Parent Entities, the Company, any of their respective affiliates or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company, and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law or regulation. In addition, Morgan Stanley expresses no opinion or recommendation as to how any shareholders of the Company should act or vote at the shareholders’ meeting to be held or in connection with any of the transactions contemplated by the Merger Agreement.
Based on and subject to the foregoing, including the Paid Broker Dealer Fees, we are of the opinion on the date hereof that both the Per Company A Share Merger Consideration to be received by the holders of shares of Class A Common Stock and the Per Company T Share Consideration to be received by the holders of shares of Class T Common Stock (in each case, other than the holders of the Excluded Shares) pursuant to the Merger Agreement are fair from a financial point of view to such holders of shares of the Company Common Stock.
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Very truly yours,
MORGAN STANLEY & CO. LLC
By:
/s/ Cameron Clough

Name: Cameron Clough
Title: Managing Director